Registration No. 333- .

      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 10, 2000

================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

    Pre-Effective Amendment No.              |_|
                                   --------
    Post-Effective Amendment No.             |_|
                                   --------
                       (Check appropriate box or boxes)

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                Exact Name of Registrant as Specified in Charter:

                         SIT LARGE CAP GROWTH FUND, INC.

                         Area Code and Telephone Number:

                                 (612) 334-5888

                     Address of Principal Executive Offices:

                               4600 Norwest Center
                             90 South Seventh Street
                        Minneapolis, Minnesota 55402-4130

                     Name and Address of Agent for Service:

                                 Paul Rasmussen
                         Sit Investment Associates, Inc.
                               4600 Norwest Center
                             90 South Seventh Street
                        Minneapolis, Minnesota 55402-4130

                                    COPY TO:

                           Kathleen L. Prudhomme, Esq.
                              Dorsey & Whitney LLP
                             Pillsbury Center South
                             220 South Sixth Street
                          Minneapolis, Minnesota 55402

                  Approximate Date of Proposed Public Offering:
As soon as possible following the effective date of this Registration Statement.

                      Title of Securities Being Registered:
                                  Common Stock
                (No filing fee is required because of reliance by
                the Registrant on Section 24(f)of the Investment
                              Company Act of 1940.)

         It is proposed that this filing become effective on May 10, 2000 (30 days after filing) pursuant to Rule 488.


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



                         SIT LARGE CAP GROWTH FUND, INC.

                       REGISTRATION STATEMENT ON FORM N-14

                              CROSS REFERENCE SHEET
                          (AS REQUIRED BY RULE 481(A))


PART A OF FORM N-14                                            PROSPECTUS/PROXY STATEMENT CAPTION
-------------------                                            ----------------------------------

1.   Beginning of Registration Statement
     and Outside Front Cover Page of Prospectus ........... Cross Reference Sheet and Cover Page

2.   Beginning and Outside Back Cover Page
     of Prospectus......................................... Table of Contents

3.   Fee Table, Synopsis Information, and Risk Factors..... Fees and Expenses; Summary; Risk Factors

4.   Information about the Transaction..................... Summary; Information About the Reorganization;
                                                            Voting Information

5.   Information about the Registrant...................... Outside Front Cover; Information About Regional Fund
                                                            and Large Cap Fund

6.   Information about the Company being
     Acquired.............................................. Outside Front Cover; Summary; Information About
                                                            Regional Fund and Large Cap Fund

7.   Voting Information.................................... Summary; Information About the Reorganization;
                                                            Voting Information

8.   Interest of Certain Persons and Experts............... Voting Information

9.   Additional Information................................ Not Applicable


                                                           STATEMENT OF ADDITIONAL
PART B OF FORM N-14                                        INFORMATION CAPTION
-------------------                                        -------------------

10.  Cover Page............................................ Cover Page

11.  Table of Contents..................................... Not Applicable

12.  Additional Information about the Registrant........... Cover Page (Incorporation by Reference)

13.  Additional Information about the Company
     Being Acquired........................................ Cover Page (Incorporation by Reference)

14.  Financial Statements.................................. Financial Statements

PART C OF FORM N-14
-------------------



Information required to be included in Part C is set forth under the appropriate item in Part C of this Registration Statement.

                         SIT LARGE CAP GROWTH FUND, INC.
                       REGISTRATION STATEMENT ON FORM N-14


                                     PART A


                               PRESIDENT'S LETTER

          WHAT YOU SHOULD KNOW ABOUT THIS PROPOSED FUND REORGANIZATION

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           PROSPECTUS/PROXY STATEMENT

              PROSPECTUS DATED NOVEMBER 1, 1999 OF SIT STOCK FUNDS
                [TO BE DELIVERED WITH PROSPECTUS/PROXY STATEMENT]

                        ANNUAL REPORT OF SIT STOCK FUNDS
                     FOR THE FISCAL YEAR ENDED JUNE 30, 1999
                [TO BE DELIVERED WITH PROSPECTUS/PROXY STATEMENT]

                             SIT MUTUAL FUNDS, INC.
                               4600 NORWEST CENTER
                             90 SOUTH SEVENTH STREET
                          MINNEAPOLIS, MINNESOTA 55402

                             ________________, 2000


To the Shareholders of Sit Regional Growth Fund:

         I am writing to inform you of a Special Meeting of the shareholders of Sit Regional Growth Fund ("Regional Fund"), a series of Sit Mutual Funds, Inc., that will be held at a.m. on , 2000 at the offices of Sit Investment Associates, Inc., 4600 Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota. The purpose of this meeting is to vote on a proposal to combine Regional Fund into Sit Large Cap Growth Fund, Inc. ("Large Cap Fund"). If the proposed reorganization is approved, you will receive shares of Large Cap Fund with a value equal to the value of your Regional Fund shares.

         The attached Prospectus/Proxy Statement provides you with additional information about the proposed reorganization and a comparison of the two Funds. There is also attached a "Q&A" which should provide answers to many of your questions. We urge you to read all of the enclosed materials carefully.

         Sit Mutual Funds' Board of Directors has approved the proposed combination of the Funds and recommends it for your approval. I encourage you to vote "FOR" the proposal, and ask that you please send your completed proxy ballot in as soon as possible to help save the cost of additional solicitations. As always, we thank you for your confidence and support.

                                     Sincerely,



                                     Mary K. Stern
                                     President

                           WHAT YOU SHOULD KNOW ABOUT
                        THIS PROPOSED FUND REORGANIZATION


         THE BOARD OF DIRECTORS OF SIT MUTUAL FUNDS ENCOURAGES YOU TO READ THE ENCLOSED PROSPECTUS/PROXY STATEMENT CAREFULLY. THE FOLLOWING IS A BRIEF OVERVIEW OF THE KEY ISSUES.

WHY IS MY FUND HOLDING A SPECIAL SHAREHOLDERS MEETING?

         The meeting is being called to ask you to approve the reorganization of Regional Fund into Large Cap Fund, a similar fund in the Sit fund family. If shareholders vote in favor of the reorganization, Large Cap Fund will acquire all of the assets of Regional Fund and your shares of Regional Fund will be exchanged for shares of Large Cap Fund with the same net asset value.

WHY WAS THE REORGANIZATION PROPOSED?

         Sit Investment Associates, Inc. (the "Adviser), the investment adviser to both Regional Fund and Large Cap Fund, recommended the reorganization to the Board because it believes that Regional Fund is unlikely to grow to a size that is economically viable. At December 31, 1999, Regional Fund has net assets of less than $8 million. The small size of the Fund makes portfolio management difficult. The Fund cannot maintain the level of investment diversification that the Adviser desires. In addition, the Fund's midwestern geographic focus precludes the Fund from taking advantage of a number of investment opportunities available in other areas of the country. Large Cap Fund is a much larger Fund, with net assets of approximately $164 million at December 31, 1999. Therefore, Large Cap Fund is able to achieve greater investment diversification. In addition, Large Cap Fund is not subject to any geographic limitations on its investments.

ARE THERE ANY OTHER ADVANTAGES TO MERGING THE FUNDS?

         The contractual advisory fee for Large Cap Fund is lower than for Regional Fund. Because the Adviser pays all Fund expenses (other than interest, brokerage commissions, transaction charges and certain extraordinary expenses), overall expenses will be lower for Large Cap Fund. During the past year, the Adviser waived fees for Regional Fund so that overall expenses were the same for the two Funds. However, the Adviser is not obligated to continue these waivers after December 31, 2000.

         The potential benefits and possible disadvantages of merging the Funds are explained in more detail in the enclosed Prospectus/Proxy Statement.

HOW ARE REGIONAL FUND AND LARGE CAP FUND ALIKE?  HOW DO THEY DIFFER?

         The investment objectives of these Funds are identical; each has an objective of maximizing long-term capital appreciation. In addition, each Fund invests in growth-oriented companies that the Adviser believes exhibit the potential for superior growth. However, there are differences in the Funds' investment strategies:

         o Large Cap Fund invests at least 65% of its total assets in stocks of large cap companies - that is, companies with capitalizations of $5 billion or more at the time of purchase.

         o Regional Fund's investments include stocks of small, mid and large cap companies.

         o Large Cap Fund invests primarily in stocks of domestic companies, but is not subject to any other geographic limitation on its investments.

         o Regional Fund invests at least 80% of its total assets in common stocks of companies with their headquarters in a midwest region comprised of Minnesota, Iowa, Missouri, North Dakota, South Dakota, Nebraska, Kansas, Wisconsin, Illinois, Michigan, Indiana and Ohio.

WHAT HAPPENS IF SHAREHOLDERS DECIDE IN FAVOR OF A REORGANIZATION?

         A closing date will be set for the reorganization. Shareholders will receive full and fractional shares of Large Cap Fund equal in value to the shares of Regional Fund that they owned immediately prior to the reorganization.

IF THE FUNDS MERGE, WILL THERE BE TAX CONSEQUENCES FOR ME?

         Unlike a transaction where you sell shares of one fund in order to buy shares of another, the reorganization will not be considered a taxable event. The Funds themselves will recognize no gains or losses on assets as a result of the reorganization. So you will not have reportable capital gains or losses due to the reorganization.

         However, you should consult your own tax advisor regarding any possible effect the proposed reorganization might have on you, given your personal circumstances - particularly regarding state and local taxes.

WHO WILL PAY FOR THIS REORGANIZATION?

         The expenses of the reorganization, including legal expenses, printing, packaging and postage, plus the costs of any supplementary solicitation, will be borne by the Adviser.

WHAT DOES THE BOARD OF DIRECTORS RECOMMEND?

         The Board of Directors recommends that you vote in favor of the reorganization. Before you do, however, be sure to study the issues involved and call us with any questions, then vote promptly to ensure that a quorum will be represented at the special shareholders meeting.

WHERE DO I GET MORE INFORMATION ABOUT LARGE CAP GROWTH FUND?

         Please call the Fund at (800) 332-5580 or (612) 334-5888.

                            SIT REGIONAL GROWTH FUND
                                   A SERIES OF
                             SIT MUTUAL FUNDS, INC.
                               4600 NORWEST CENTER
                             90 SOUTH SEVENTH STREET
                          MINNEAPOLIS, MINNESOTA 55402
                                 (612) 334-5888
                            ------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD __________, 2000

                            ------------------------

To the Shareholders of Sit Regional Growth Fund:             _____________, 2000

         NOTICE IS HEREBY GIVEN that a special meeting of shareholders of Sit Regional Growth Fund ("Regional Fund"), a series of Sit Mutual Funds, Inc. ("Sit Mutual Funds"), will be held at , Central time, on ___________, 2000, at the offices of Sit Investment Associates, Inc., 4600 Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota. The purpose of the special meeting is as follows:

         1. To consider and vote on a proposed Agreement and Plan of Reorganization (the "Plan") providing for (a) the acquisition of substantially all of the assets and the assumption of all liabilities of Regional Fund by Sit Large Cap Growth Fund, Inc. ("Large Cap Fund") in exchange for shares of common stock of Large Cap Fund having an aggregate net asset value equal to the aggregate value of the assets acquired (less the liabilities assumed) of Regional Fund and (b) the liquidation of Regional Fund and the pro rata distribution of Large Cap Fund shares to Regional Fund shareholders. Under the Plan, each Regional Fund shareholder will receive Large Cap Fund shares with a net asset value equal as of the effective time of the Plan to the net asset value of their Regional Fund shares. A vote in favor of the Plan will be considered a vote in favor of an amendment to the articles of incorporation of Sit Mutual Funds required to effect the reorganization contemplated by the Plan.

         2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

         Even if Regional Fund shareholders vote to approve the Plan, consummation of the Plan is subject to certain other conditions. See "Information About the Reorganization -- Plan of Reorganization" in the attached Prospectus/Proxy Statement.

         THE BOARD OF DIRECTORS OF SIT MUTUAL FUNDS RECOMMENDS APPROVAL OF THE PLAN.

         The close of business on ____________, 2000 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE RESPECTFULLY ASK FOR YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY. If you are present at the meeting, you may then revoke your proxy and vote in person, as explained in the Prospectus/Proxy Statement in the section entitled "Voting Information."

                                         By Order of the Board of Directors,

                                         MICHAEL J. RADMER
                                         SECRETARY

                           PROSPECTUS/PROXY STATEMENT
                             DATED __________, 2000

                         SIT LARGE CAP GROWTH FUND, INC.
                             SIT MUTUAL FUNDS, INC.
                  4600 NORWEST CENTER, 90 SOUTH SEVENTH STREET
                          MINNEAPOLIS, MINNESOTA 55402
                                 (612) 334-5888


             ACQUISITION OF THE ASSETS OF SIT REGIONAL GROWTH FUND,
                       A SERIES OF SIT MUTUAL FUNDS, INC.,
        BY AND IN EXCHANGE FOR SHARES OF SIT LARGE CAP GROWTH FUND, INC.


         We are furnishing this combined Prospectus/Proxy Statement to the shareholders of Sit Regional Growth Fund ("Regional Fund"), a series of Sit Mutual Funds, Inc. ("Sit Mutual Funds"), in connection with a special meeting (the "Meeting") of Regional Fund shareholders to be held at the offices of Sit Investment Associates, Inc., 4600 Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota, on _________, 2000, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This Prospectus/Proxy Statement is first being mailed to Regional Fund shareholders on or about __________________, 2000.

         This Prospectus/Proxy Statement relates to a proposed Agreement and Plan of Reorganization (the "Plan") providing for (i) the acquisition of substantially all the assets and the assumption of all liabilities of Regional Fund by Sit Large Cap Growth Fund, Inc. ("Large Cap Fund") in exchange for shares of common stock of Large Cap Fund having an aggregate net asset value equal to the aggregate value of the assets acquired (less liabilities assumed) of Regional Fund, and (ii) the liquidation of Regional Fund and the pro rata distribution of its holdings of Large Cap Fund shares to Regional Fund shareholders. As a result of the acquisition, each Regional Fund shareholder will receive Large Cap Fund shares with a net asset value equal to the net asset value of their Regional Fund shares.

         Both Regional Fund and Large Cap Fund are diversified, open-end funds with investment objectives of maximizing long-term capital appreciation. The Funds' investment objectives, principal investment strategies and principal risks are described and compared below under "Information About Regional Fund and Large Cap Fund - Comparison of Investment Objectives, Principal Investment Strategies and Principal Risks."

         Because Regional Fund shareholders are being asked to approve a transaction that will result in their receiving shares of Large Cap Fund, this document also serves as a Prospectus for Large Cap Fund shares. This Prospectus/Proxy Statement concisely sets forth information about Large Cap Fund that shareholders of Regional Fund should know before voting on the Plan, and it should be retained for future reference.





     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
      THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         Additional information about Large Cap Fund has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to the Funds at 4600 Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota 55402 or by calling (800) 332-5580. Information which has been filed with the Commission includes a Statement of Additional Information dated , 2000 relating to this Prospectus/Proxy Statement, which is incorporated herein by reference. The Prospectus dated November 1, 1999 of Regional Fund and Large Cap Fund also is incorporated into this Prospectus/Proxy Statement by reference, and a copy accompanies this Prospectus/Proxy Statement. The documents listed below are incorporated by reference into the Statement of Additional Information and these items will be provided with any copy of the Statement of Additional Information which is requested. Any documents requested will be sent within one business day of receipt of the request by first class mail or other means designed to ensure equally prompt delivery.

         o The financial statements of Regional Fund and Large Cap Fund included in the Sit Stock Funds Annual Report for the fiscal year ended June 30, 1999 are incorporated by reference in the Statement of Additional Information relating to this Prospectus/Proxy Statement, and a copy of the Annual Report accompanies this Prospectus/Proxy Statement.

         o The financial statements of Regional Fund and Large Cap Fund included in the Sit Stock Funds Semi-Annual Report for the six-month period ended December 31, 1999 are incorporated by reference in the Statement of Additional Information relating to this Prospectus/Proxy Statement.

         o The Statement of Additional Information dated November 1, 1999 of Regional Fund and Large Cap Fund is incorporated by reference in its entirety in the Statement of Additional Information relating to this Prospectus/Proxy Statement.

         Also accompanying and attached to this Prospectus/Proxy Statement as Exhibit A is a copy of the Plan for the proposed Reorganization.

FEES AND EXPENSES

         The following table shows the fees and expenses that:

         o you currently bear as a Regional Fund shareholder (under the "Regional Fund" column);

         o shareholders of Large Cap Fund currently bear (under the "Large Cap Fund" column); and

         o you can expect to bear as a Large Cap Fund shareholder after the proposed reorganization (under the "Pro Forma" column).

Both Funds are no-load investments, so you will NOT pay any shareholder fees such as sales loads, redemption fees or exchange fees when you buy or sell shares of the Funds. However, when you hold shares of either Fund, you indirectly pay a portion of that Fund's operating expenses. These expenses are deducted from Fund assets.

                                                                         REGIONAL        LARGE CAP         PRO
                                                                           FUND            FUND           FORMA
                                                                           ----            ----           -----
         SHAREHOLDER FEES (fees paid directly
         from your investment).........................................     None           None          None

         ANNUAL FUND OPERATING EXPENSES
              (as a % of average net assets)
         Management Fees...............................................    1.25%*         1.00%          1.00%
         Distribution (12b-1) Fees.....................................    None           None           None
         Other Expenses................................................    None           None           None
                                                                           ----           ----           ----
         Total Fund Operating Expenses.................................    1.25%*         1.00%          1.00%

         Example
         You would pay the following expenses on a $1,000 investment over various time periods assuming: (1) a 5% annual return; and (2) redemption at the end of each time period:

         1 year........................................................     $128          $103           $103
         3 years.......................................................     $399          $320           $320
         5 years.......................................................     $690          $555           $555
         10 years......................................................   $1,518        $1,229         $1,229


--------------------
* Does not reflect the Adviser's waiver of fees for Regional Fund. As a result of fee waivers, actual management fees and total annual operating expenses for Regional Fund were 1.00% of average daily net assets for the fiscal year ended June 30, 1999. After December 31, 2000, fee waivers may be terminated at any time by the Adviser.

                                     SUMMARY

         This summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement and in the documents incorporated into this Prospectus/Proxy Statement, and by reference to the Plan, a copy of which is attached to this Prospectus/Proxy Statement as Exhibit A. Regional Fund shareholders should review the accompanying documents carefully in connection with their review of this Prospectus/Proxy Statement.

PROPOSED REORGANIZATION

         The Plan provides for (i) the acquisition of substantially all of the assets and the assumption of all liabilities of Regional Fund by Large Cap Fund in exchange for shares of common stock of Large Cap Fund having an aggregate net asset value equal to the aggregate value of the assets acquired (less liabilities assumed) of Regional Fund and (ii) the liquidation of Regional Fund and the pro rata distribution of its holdings of Large Cap Fund shares to Regional Fund shareholders as of the effective time of the Reorganization (the "Effective Time"). As a result of the Reorganization, each shareholder of Regional Fund will receive Large Cap Fund shares with an aggregate net asset value equal to the aggregate net asset value of the shareholder's Regional Fund shares as of the Effective Time. See "Information About the Reorganization."

         For the reasons set forth below under "Information About the Reorganization -- Reasons for the Reorganization," the Board of Directors of Sit Mutual Funds, including all of the "non-interested" directors, as that term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), has concluded that the Reorganization would be in the best interests of the shareholders of Regional Fund and that the interests of Regional Fund's existing shareholders would not be diluted as a result of the transactions contemplated by the Reorganization. Therefore, the Board of Directors has approved the Reorganization and has submitted the Plan for approval by Regional Fund shareholders.

         The Board of Directors of Large Cap Fund also has concluded that the Reorganization would be in the best interests of Large Cap Fund's existing shareholders and has therefore approved the Reorganization on behalf of Large Cap Fund.

         Approval of the Plan will require the affirmative vote of a majority of the outstanding shares of Regional Fund.

TAX CONSEQUENCES

         Prior to completion of the Reorganization, Regional Fund will have received from counsel an opinion that, upon the Reorganization, no gain or loss will be recognized by Regional Fund or its shareholders for federal income tax purposes. The holding period and aggregate tax basis of Large Cap Fund shares that are received by each Regional Fund shareholder will be the same as the holding period and aggregate tax basis of Regional Fund shares previously held by those shareholders. In addition, the holding period and tax basis of the assets of Regional Fund in the hands of Large Cap Fund as a result of the Reorganization will be the same as in the hands of Regional Fund immediately prior to the Reorganization. See "Information About the Reorganization -- Federal Income Tax Consequences."

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

         Regional Fund and Large Cap Fund are both diversified, open-end funds with an investment objective of maximizing long-term capital appreciation. Both Funds invest primarily in common stocks of growth-oriented companies that the Adviser believes exhibit the potential for superior growth. However, the Funds' investment strategies differ in other respects.

         Regional Fund invests at least 80% of its total assets in common stocks of companies with their headquarters in a midwest region comprised of Minnesota, Iowa, Missouri, North Dakota, South Dakota, Nebraska, Kansas, Wisconsin, Illinois, Michigan, Indiana and Ohio. Regional Fund's investments include stocks of small, mid and large cap companies. Large Cap Fund invests at least 65% of its total assets in the common stocks of domestic growth companies with capitalizations of $5 billion or more at the time of purchase. Large Cap Fund has no geographic restrictions on the companies in which it investments.

FEES AND EXPENSES

         Each Fund is a party to a separate Investment Management Agreement with the Adviser under which the Adviser manages the Fund's business and investment activities, subject to the authority of the board of directors. The Agreements require the Adviser to bear each Fund's expenses except interest, brokerage commissions and transaction charges and certain extraordinary expenses. The investment advisory fees for the two Funds, calculated as a percentage of Fund net assets, are 1.00% for Large Cap Fund and 1.25% for Regional Fund. Thus, if the Reorganization is approved, shareholders will experience lower contractual advisory fees as shareholders of Large Cap Fund. See "Fees and Expenses," above. For the fiscal year ended June 30, 1999, the Adviser waived a portion of its fee for Regional Fund, resulting in advisory fees equal to 1.00% of average daily net assets for the fiscal year.

However, the Adviser may discontinue voluntary waivers for Regional Fund at any time after December 31, 2000, in its sole discretion.

PURCHASE, EXCHANGE AND REDEMPTION PROCEDURES

         Shares of Large Cap Fund received by Regional Fund shareholders in the Reorganization will be subject to the same purchase, exchange and redemption procedures that currently apply to Regional Fund shares. These procedures are discussed in the accompanying prospectus of Large Cap Fund and Regional Fund under the caption "Shareholder Information."

DIVIDENDS AND DISTRIBUTIONS

         Each Fund distributes an annual dividend from its net investment income. Capital gains, if any, are distributed at least once a year by each Fund. Dividend and capital gain distributions are automatically reinvested in additional shares of the Fund paying the distribution at the net asset value per share on the distribution date. However, for each Fund, shareholders may request that distributions be automatically reinvested in another Sit Mutual Fund, or paid in cash.

                                  RISK FACTORS

         Because each Fund invests primarily in common stocks, the risks of the two Funds are similar. Principal risks that apply to both Funds are "stock market risk" and "management risk." Because of its differing investment strategies, Regional Fund is also subject to "smaller company risk" and "risk of geographic limitation." Each of these risks is discussed below. All investments carry some degree of risk which will affect the value of each Fund's investments and investment performance and the price of its shares. IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN EITHER FUND.

         Each Fund is subject to the following risks:

         o STOCK MARKET RISK: The value of the stocks in which a Fund invests may go up or down in response to the activities of individual companies, the stock market and general economic conditions. Stock prices may decline over short or extended periods. As of the date of this Prospectus/Proxy Statement, U.S. stock markets and certain foreign markets are trading at or close to record high levels. There is no guarantee that such levels will continue.

         o MANAGEMENT RISK: A strategy used by the investment team may not produce the intended results.

         Regional Fund is subject to the following additional risks:

         o SMALLER COMPANY RISK: Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of change in their earnings and prospects.

         o RISK OF GEOGRAPHIC LIMITATION: Regional Fund's policy of investing primarily in a midwest geographic region means that the Fund will be subject to adverse economic, political or other developments in that region. The region in which the Fund principally invests has a diverse industrial base (including agriculture, mining, retail, transportation, utilities, heavy and light manufacturing, financial services, insurance, computer technology and medical technology); however, this industrial base is not as diverse as that of the country as a whole. Regional Fund therefore may be less diversified by industry and company than other funds with a similar investment objective and no geographic limitation, and its value may be more susceptible to adverse developments in that region than a more diversified fund.

         The investment securities and techniques of the Funds, and the risks associated therewith, are described in more detail in the Statement of Additional Information of the Funds.

                      INFORMATION ABOUT THE REORGANIZATION

REASONS FOR THE REORGANIZATION

         The Boards of Directors of both Regional Fund and Large Cap Fund, including all of the "non-interested" directors, have determined that it is advantageous to the respective Funds to combine Regional Fund with Large Cap Fund. As discussed in detail below under "Information About Regional Fund and Large Cap Fund," the Funds have identical investment objectives and similar investment strategies. The Funds also have the same investment adviser (with the same team of individuals managing both Funds) and the same distributor, auditors, legal counsel, custodian and transfer agent.

         Each Fund's Board of Directors has determined that the Reorganization is expected to provide certain benefits to its Fund and is in the best interests of that Fund and its shareholders. Each Board of Directors has also determined that the interests of the existing shareholders of its Fund will not be diluted as a result of the Reorganization. The Boards considered, among other things, the following factors in making such determinations:

         o The assessment of the Adviser that Regional Fund is unlikely to grow to a size which is economically viable. The Board considered the Adviser's assertion that the small size of the Fund makes portfolio management difficult. The Fund cannot maintain the level of investment diversification that the Adviser desires, and the Fund's smaller size results in increased transaction costs which reduce the return to shareholders. As a much larger fund, Large Cap Fund is able to achieve greater investment diversification and generally has lower transaction costs.

         o The Fund's midwestern geographic focus precludes the Fund from taking advantage of a number of investment opportunities available in other areas of the country. Large Cap Fund is not subject to any geographic limitations on its investments.

         o Regional Fund shareholders will experience a lower contractual management fee as a result of the Reorganization and, because the Adviser bears all Fund expenses (except interest, brokerage commissions and transaction charges and certain extraordinary expenses), lower total Fund operating expenses.

         o        The proposed Reorganization will be tax-free.

         o The terms and conditions of the Plan, including that the exchange of Regional Fund shares for Large Cap Fund shares will take place on a net asset value basis and that expenses of the Reorganization will be borne by the Adviser.

         The Boards concluded that the factors noted above render the proposed Reorganization fair to and in the best interests of shareholders of Regional Fund and Large Cap Fund.

PLAN OF REORGANIZATION

         The following summary of the proposed Plan and the Reorganization is qualified in its entirety by reference to the Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, as of the Effective Time, Large Cap Fund will acquire all or substantially all of the assets and assume all liabilities of Regional Fund in exchange for Large Cap Fund shares having an aggregate net asset value equal to the aggregate value of the assets acquired (less liabilities assumed) from Regional Fund. For corporate law purposes the transaction is structured as a sale of the assets and assumption of the liabilities of Regional Fund in exchange for the issuance of Large Cap Fund shares to Regional Fund, followed immediately by the distribution of such Large Cap Fund shares to Regional Fund shareholders and the cancellation and retirement of outstanding Regional Fund shares. This reallocation of assets and liabilities and exchange of shares is accomplished under the Plan by amending the articles of incorporation of Sit Mutual Funds in the manner set forth in the amendment to Sit Mutual Funds' articles of incorporation included as Exhibit 1 to the Plan attached hereto as Exhibit A.

         Under the Plan, each holder of Regional Fund shares will receive, at the Effective Time, Large Cap Fund shares with an aggregate net asset value equal to the aggregate net asset value of Regional Fund shares owned by that shareholder immediately prior to the Effective Time. The net asset value per share of each Fund's shares will be computed as of the Effective Time using the valuation procedures set forth in the respective Funds' articles of incorporation and bylaws and then-current Prospectus and Statement of Additional Information and as may be required by the Investment Company Act.

         At the Effective Time, Large Cap Fund will issue to Regional Fund, and Regional Fund will distribute to Regional Fund's shareholders of record, determined as of the Effective Time, the Large Cap Fund shares issued in exchange for Regional Fund assets as described above. All outstanding shares of Regional Fund will then be canceled and retired and no additional shares representing interests in Regional Fund will be issued thereafter, and Regional Fund will be deemed to be liquidated. The distribution of Large Cap Fund shares to former Regional Fund shareholders will be accomplished by the establishment of accounts on the share records of Large Cap Fund in the names of Regional Fund shareholders, each representing the numbers of full and fractional Large Cap Fund shares due such shareholders.

         Regional Fund contemplates that it will make a distribution, immediately prior to the Effective Time, of all of its current year net income and net realized capital gains, if any, not previously distributed. This distribution will be taxable to Regional Fund shareholders subject to taxation.

         The consummation of the Reorganization is subject to the conditions set forth in the Plan, including, among others:

         o        approval of the Plan by the shareholders of Regional Fund;

         o the delivery of the opinion of counsel described below under "--Federal Income Tax Consequences;"

         o the accuracy as of the Effective Time of the representations and warranties made by Regional Fund and Large Cap Fund in the Plan; and

         o        the delivery of customary closing certificates.

See the Plan attached to this Prospectus/Proxy Statement as Exhibit A for a complete listing of the conditions to the consummation of the Reorganization. The Plan may be terminated and the Reorganization abandoned at any time prior to the Effective Time, before or after approval by shareholders of Regional Fund, by resolution of the Board of Directors of either Regional Fund or Large Cap Fund, if circumstances should develop that, in the opinion of that Board, make proceeding with the consummation of the Plan and Reorganization not in the best interests of the respective Fund's shareholders.

         The Plan provides that all expenses incurred in connection with the Reorganization will be borne by the Adviser.

         Approval of the Plan will require the affirmative vote of a majority of the outstanding shares of Regional Fund. If the Plan is not approved, the Boards of Directors of the respective Funds will consider other possible courses of action. Regional Fund shareholders are not entitled to assert dissenters' rights of appraisal in connection with the Plan or Reorganization. See "Voting Information -- No Dissenters' Rights of Appraisal" below.

DESCRIPTION OF LARGE CAP FUND AND REGIONAL FUND SHARES

         Sit Mutual Funds offers its shares in a number of separate series, one of which is Regional Fund. Each share of a series has one vote (with proportionate voting for fractional shares) irrespective of the relative net assets values of the series' shares. On some issues, such as the election of directors, all shares of Sit Mutual Funds vote together as one series. On an issue affecting only a particular series, such as the Reorganization, the shares of the affected series vote separately. Large Cap Fund offers a single series of shares, each of which has one vote, with proportionate voting for fractional shares. All Large Cap Fund shares issued in the Reorganization will be fully paid and non-assessable and will not be entitled to pre-emptive or cumulative voting rights.

FEDERAL INCOME TAX CONSEQUENCES

         It is intended that the exchange of Large Cap Fund shares for Regional Fund's net assets and the distribution of those shares to Regional Fund's shareholders upon liquidation of Regional Fund will be treated as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the "Code"), and that, for federal income tax purposes, no income, gain or loss will be recognized by Regional Fund's shareholders (except that Regional Fund contemplates that it will make a distribution, immediately prior to the Effective Time, of all of its current year net income and net realized capital gains, if any, not previously distributed, and this distribution will be taxable to Regional Fund shareholders subject to taxation). Regional Fund has not asked, nor does it plan to ask, the Internal Revenue Service to rule on the tax consequences of the Reorganization.

         As a condition to the closing of the Reorganization, the two Funds will receive an opinion from Dorsey & Whitney LLP, counsel to the Funds, based in part on certain representations to be furnished by each Fund, substantially to the effect that the federal income tax consequences of the Reorganization will be as follows:

         o the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and Large Cap Fund and Regional Fund each will qualify as a party to the Reorganization under Section 368(b) of the Code;

         o Regional Fund shareholders will recognize no income, gain or loss upon receipt, pursuant to the Reorganization, of Large Cap Fund shares. Regional Fund shareholders subject to taxation will recognize income upon receipt of any net investment income or net capital gains of Regional Fund which are distributed by Regional Fund prior to the Effective Time;

         o the tax basis of the Large Cap Fund shares received by each Regional Fund shareholder pursuant to the Reorganization will be equal to the tax basis of Regional Fund shares exchanged therefor;

         o the holding period of the Large Cap Fund shares received by each Regional Fund shareholder pursuant to the Reorganization will include the period during which the Regional Fund shareholder held the Regional Fund shares exchanged therefor, provided that the Regional Fund shares were held as a capital asset at the Effective Time;

         o Regional Fund will recognize no income, gain or loss by reason of the Reorganization;

         o Large Cap Fund will recognize no income, gain or loss by reason of the Reorganization;

         o the tax basis of the assets received by Large Cap Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of Regional Fund as of the Effective Time;

         o the holding period of the assets received by Large Cap Fund pursuant to the Reorganization will include the period during which such assets were held by Regional Fund; and

         o Large Cap Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of Regional Fund as of the Effective Time.

         Shareholders of Regional Fund should consult their tax advisors regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Since the foregoing discussion only relates to the federal income tax consequences of the Reorganization, shareholders of Regional Fund should consult their tax advisors as to state and local tax consequences, if any, of the Reorganization.

RECOMMENDATION AND VOTE REQUIRED

         The Board of Directors of Regional Fund, including the "non-interested" directors, recommends that shareholders of Regional Fund approve the Plan. Approval of the Plan will require the affirmative vote of a majority of the outstanding shares of Regional Fund.

               INFORMATION ABOUT REGIONAL FUND AND LARGE CAP FUND

         Information concerning Large Cap Fund and Regional Fund is incorporated into this Prospectus/Proxy Statement by reference from their current Prospectus dated November 1, 1999. That Prospectus accompanies this Prospectus/Proxy Statement and forms part of the Registration Statements of Large Cap Fund and Regional Fund on Form N-1A which have been filed with the Commission.

         Large Cap Fund and Regional Fund are subject to the informational requirements of the Securities Exchange Act of 1934 (the "Exchange Act") and in accordance with those requirements file reports and other information including proxy materials, reports and charter documents with the Commission. These proxy materials, reports and other information filed by Large Cap Fund and Regional Fund can be inspected and copies obtained at the Public Reference Facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the New York Regional Office of the Commission at Seven World Trade Center, 13th Floor, New York, New York 10048. Copies of these materials can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates. In addition, the Commission maintains a website that contains reports and information regarding issuers that file electronically with the Commission. The address of this site is "http://www.sec.gov."

COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

         The investment objective of each Fund is to maximize long-term capital appreciation. The principal investment strategies that the Funds use to achieve this objective differ in a number of respects.

         Large Cap Fund seeks to achieve its objective by investing at least 65% of its total assets in the common stocks of domestic growth companies with capitalizations of $5 billion or more at the time of purchase.

         Regional Fund seeks to achieve its objective by investing at least 80% of its total assets in common stocks of companies with their headquarters in a midwest region comprised of Minnesota, Iowa, Missouri, North Dakota, South Dakota, Nebraska, Kansas, Wisconsin, Illinois, Michigan, Indiana and Ohio. The Fund's investments will include stocks of small, mid and large cap companies. Because of its geographic limitation and its ability to invest in stocks of smaller companies, Regional Fund is subject to additional risks when compared to Large Cap Fund. See "Risk Factors."

         For each Fund, the Adviser invests in growth-oriented companies that it believes exhibit the potential for superior growth. The Adviser believes that a company's earning growth is the primary determinant of its potential long-term return and evaluates a company's potential for above average long-term earnings and revenue growth. Several factors are considered in the Adviser's evaluation of a company, including:

        o         unique product or service,
        o         growing product demand,
        o         dominant and growing market share,
        o         management experience and capabilities, and
        o         strong financial condition.

When selling equity securities for either Fund, the Adviser considers several factors, including changes in a company's fundamentals and anticipated earnings.

         The foregoing comparison is not a complete summary of the investment policies and restrictions of Regional Fund or Large Cap Fund. For more information on the investment policies and restrictions of the respective Funds, see the Statement of Additional Information of the Funds.

CAPITALIZATION

         The following table shows the capitalization of Regional Fund and of Large Cap Fund as of December 31, 1999 and on a pro forma basis as of that date, giving effect to the proposed Reorganization:

                                      (In thousands, except per share values)

                                                                    REGIONAL         LARGE CAP
                                                                      FUND             FUND           PRO FORMA
                                                                      ----             ----           ---------
             Net assets...........................................   $7,887           $164,033         $171.920
             Net asset value per share............................   $14.19           $61.20           $61.20
             Shares outstanding...................................   556              2,680            2,809



                               VOTING INFORMATION

GENERAL

         This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of Regional Fund to be used at the Special Meeting of Regional Fund shareholders to be held at ____ a.m., Central time, on _______________, 2000, at the offices of the Adviser, 4600 Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota and at any adjournments thereof. Only shareholders of record as of the close of business on _________________, 2000 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof. If the enclosed form of proxy is properly executed and returned on time to be voted at the Meeting, the proxies named in the form of proxy will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted "for" the proposed Plan and Reorganization. A proxy may be revoked by giving written notice, in person or by mail, of revocation before the Meeting to Regional Fund at its principal executive offices, 4600 Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota, or by properly executing and submitting a later-dated proxy, or by voting in person at the Meeting.

         If a shareholder executes and returns a proxy but abstains from voting, the shares held by that shareholder will be deemed present at the Meeting for purposes of determining a quorum and will be included in determining the total number of votes cast. If a proxy is received from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Regional Fund shares (i.e., a broker "non-vote"), the shares represented by that proxy will not be considered present at the Meeting for purposes of determining a quorum and will not be included in determining the number of votes cast. Brokers and nominees will not have discretionary authority to vote shares for which instructions are not received from the beneficial owner.

         Approval of the Plan and Reorganization will require the affirmative vote described above under "Information About the Reorganization -- Recommendation and Vote Required."

         As of ________________, 2000, Regional Fund had ____ shares outstanding and entitled to vote at the Meeting. As of that date, the directors and officers of Large Cap Fund as a group owned less than one percent of the outstanding shares of such Fund, and the Fund knew of no person or entity which owned of record or beneficially more than 5% of the Fund's outstanding shares. The following table sets forth, as of that date, (i) share ownership of individual directors and officers who own of record or beneficially more than one percent of the outstanding shares of Regional Fund; (ii) share ownership of all directors and officers as a group; and (iii) share ownership of those persons known by Regional Fund to own of record or beneficially more than 5% of the outstanding shares of such, including persons and entities who beneficially own more than 25% of either Fund. The persons named below have both record and beneficial ownership, and their address is 4600 Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota 55402:


         REGIONAL FUND                          NUMBER OF
         RECORD HOLDER                          SHARES                          PERCENTAGE OWNERSHIP
         -------------                          ------                          --------------------
         Eugene C. Sit                           6,217.313                                1.27%

         William B. Frenzel                      8,136.697                                1.67%

         All officers and directors
         as a group                             14,354.010                                2.94%

         Sit Investment Associates,
         Inc.*                                  92,026.235                               18.85%


         ---------------
         * Includes shares owned by profit sharing plans of this and affiliated companies.

         Proxies are solicited by mail. Additional solicitations may be made by telephone or personal contact by officers or employees of the Adviser and its affiliates without cost to the Funds. In addition, the services of a third-party proxy solicitation firm may be utilized, with that firm's fees and expenses to be borne by the Adviser.

         In the event that sufficient votes to approve the Plan and Reorganization are not received by the date set for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for up to 120 days to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders.

INTERESTS OF CERTAIN PERSONS

         The following person affiliated with the Funds receives payments from Regional Fund and Large Cap Fund for services rendered pursuant to contractual arrangements with the Funds: Sit Investment Associates, Inc., as the investment adviser to each Fund, receives payments for its investment advisory and management services.

NO DISSENTERS' RIGHTS OF APPRAISAL

         Under the Investment Company Act, Regional Fund shareholders are not entitled to assert dissenters' rights of appraisal in connection with the Plan of Reorganization.

                        FINANCIAL STATEMENTS AND EXPERTS

         The audited statements of assets and liabilities, including the schedules of investments in securities, of Regional Fund and of Large Cap Fund as of June 30, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the periods indicated therein, and the financial highlights for the periods indicated therein, as included in the Annual Report of Regional Fund and Large Cap Fund for the fiscal year ended June 30, 1999, have been incorporated by reference into the Statement of Additional Information relating to this Prospectus/Proxy Statement in reliance on the reports of KPMG LLP, independent auditors for the Funds, given on the authority of such firm as experts in accounting and auditing.

                                  LEGAL MATTERS

         Certain legal matters concerning the issuance of the shares of Large Cap Fund to be issued in the Reorganization will be passed by Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402.

                                                                       EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

          SIT REGIONAL GROWTH FUND AND SIT LARGE CAP GROWTH FUND, INC.

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ____ day of _______, 2000, by and between Sit Mutual Funds, Inc. ("Sit Funds"), a Minnesota corporation, on behalf of its series Sit Regional Growth Fund ("Regional Fund"), and Sit Large Cap Growth Fund, Inc. ("Large Cap Fund"), a Minnesota corporation. As used in this Agreement, the term "Regional Fund" shall be construed to mean "Sit Funds on behalf of Regional Fund" where necessary to reflect the fact that a corporate series is generally considered the beneficiary of corporate level actions taken with respect to the series and is not itself recognized as a person under law. The shares of Regional Fund are designated in the amended and restated articles of incorporation of Sit Funds as the Series F shares of Sit Funds.

         This Agreement is intended to be and is adopted as a plan of reorganization and liquidation pursuant to Sections 368(a)(1)(C) and 368(a)(2)(G) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all or substantially all of the assets of Regional Fund to Large Cap Fund and the assumption by Large Cap Fund of all of the liabilities of Regional Fund in exchange solely for full and fractional shares of common stock, par value $.01 per share, of Large Cap Fund (the "Large Cap Fund Shares"), having an aggregate net asset value equal to the aggregate value of the assets acquired (less liabilities assumed) of Regional Fund, and the distribution of Large Cap Fund Shares to the shareholders of Regional Fund in liquidation of Regional Fund as provided herein, all upon the terms and conditions hereinafter set forth. The distribution of Large Cap Fund Shares to Regional Fund shareholders and the retirement and cancellation of Regional Fund shares will be effected pursuant to an amendment to the Articles of Incorporation of Sit Funds in the form attached hereto as Exhibit 1 (the "Amendment"), to be adopted by Sit Funds in accordance with the Minnesota Business Corporation Act.

         WITNESSETH:

         WHEREAS, each of Sit Funds and Large Cap Fund is a registered, open-end management investment company, with Sit Funds offering its shares of common stock in multiple series (each of which series represents a separate and distinct portfolio of assets and liabilities), one of those series being Regional Fund, and Large Cap Fund offering its shares of common stock in a single series;

         WHEREAS, Regional Fund owns securities which generally are assets of the character in which Large Cap Fund is permitted to invest; and

         WHEREAS, the Board of Directors of each of Sit Funds and Large Cap Fund has determined that the exchange of all or substantially all of the assets of Regional Fund for Large Cap Fund Shares and the assumption of all of the liabilities of Regional Fund by Large Cap Fund is in the best interests of the shareholders of Regional Fund and Large Cap Fund, respectively.

         NOW, THEREFORE, in consideration of the premises and of the representations, warranties, covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF REGIONAL FUND TO LARGE CAP FUND SOLELY IN EXCHANGE FOR LARGE CAP FUND SHARES, THE ASSUMPTION OF ALL REGIONAL FUND LIABILITIES AND THE LIQUIDATION OF REGIONAL FUND

         1.1 Subject to the requisite approval by Regional Fund shareholders and to the other terms and conditions set forth herein and on the basis of the representations and warranties contained herein, Regional Fund agrees to transfer all or substantially all of Regional Fund's assets as set forth in
Section 1.2 to Large Cap Fund, and Large Cap Fund agrees in exchange therefor
(a) to deliver to Regional Fund that number of full and fractional Large Cap

Fund Shares determined in accordance with Article 2, and (b) to assume all of the liabilities of Regional Fund, as set forth in Section 1.3. Such transactions shall take place as of the effective time provided for in Section 3.1 (the "Effective Time").

         1.2 (a) The assets of Regional Fund to be acquired by Large Cap Fund shall consist of all or substantially all of Regional Fund's property, including, but not limited to, all cash, securities, commodities, futures, and interest and dividends receivable which are owned by Regional Fund as of the Effective Time. All of said assets shall be set forth in detail in an unaudited statement of assets and liabilities of Regional Fund as of the Effective Time (the "Effective Time Statement"). The Effective Time Statement shall, with respect to the listing of Regional Fund's portfolio securities, detail the adjusted tax basis of such securities by lot, the respective holding periods of such securities and the current and accumulated earnings and profits of Regional Fund. The Effective Time Statement shall be prepared in accordance with generally accepted accounting principles (except for footnotes) consistently applied from the prior audited period.

         (b) Regional Fund has provided Large Cap Fund with a list of all of Regional Fund's assets as of the date of execution of this Agreement. Regional Fund reserves the right to sell any of these securities in the ordinary course of its business and, subject to Section 5.1, to acquire additional securities in the ordinary course of its business.

         1.3 Large Cap Fund shall assume all of the liabilities, expenses, costs, charges and reserves (including, but not limited to, expenses incurred in the ordinary course of Regional Fund's operations, such as accounts payable relating to custodian fees, investment management and administrative fees, legal and audit fees, and expenses of state securities registration of Regional Fund's shares), including those reflected in the Effective Time Statement.

         1.4 Immediately after the transfer of assets provided for in Section
1.1 and the assumption of liabilities provided for in Section 1.3, and pursuant to the plan of reorganization adopted herein, Regional Fund will distribute pro rata (as provided in Article 2) to Regional Fund's shareholders of record, determined as of the Effective Time (the "Regional Fund Shareholders"), the Large Cap Fund Shares received by Regional Fund pursuant to Section 1.1, and all other assets of Regional Fund, if any. Thereafter, no additional shares representing interests in Regional Fund shall be issued. Such distribution will be accomplished by the transfer of the Large Cap Fund Shares then credited to the account of Regional Fund on the books of Large Cap Fund to open accounts on the share records of Large Cap Fund in the names of Regional Fund shareholders representing the numbers and classes of Large Cap Fund Shares due each such shareholder. All issued and outstanding shares of Regional Fund will simultaneously be canceled on the books of Regional Fund, although share certificates representing interests in Regional Fund will represent those numbers and classes of Large Cap Fund Shares after the Effective Time as determined in accordance with Article 2. Unless requested by Regional Fund Shareholders, Large Cap Fund will not issue certificates representing Large Cap Fund Shares issued in connection with such exchange.

         1.5 Ownership of Large Cap Fund Shares will be shown on the books of Large Cap Fund. Large Cap Fund Shares will be issued in the manner described in Large Cap Fund's Prospectus and Statement of Additional Information as in effect as of the Effective Time.

         1.6 Any reporting responsibility of Regional Fund, including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of Regional Fund.

2.       VALUATION; ISSUANCE OF LARGE CAP FUND SHARES

         2.1 The net asset value per share of Regional Fund's shares shall be computed as of the Effective Time using the valuation procedures set forth in its articles of incorporation and bylaws, its then-current Prospectus and Statement of Additional Information, and as may be required by the Investment Company Act of 1940, as amended (the "1940 Act").

         2.2 The total number of Large Cap Fund shares to be issued (including fractional shares, if any) in exchange for the assets and liabilities of Regional Fund shall be determined as of the Effective Time by multiplying the number of Regional Fund shares outstanding immediately prior to the Effective Time by a fraction, the numerator of which is the net asset value per share of Regional Fund's shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of Large Cap Fund's shares immediately prior to the Effective Time, each as determined pursuant to Section 2.1.

         2.3 Immediately after the Effective Time, Regional Fund shall distribute to Regional Fund Shareholders in liquidation of Regional Fund pro rata (based upon the ratio that the number of Regional Fund shares owned by each Regional Fund Shareholder immediately prior to the Effective Time bears to the total number of issued and outstanding Regional Fund shares immediately prior to the Effective Time) the full and fractional Large Cap Fund Shares received by Regional Fund pursuant to Section 2.2. Accordingly, each Regional Fund Shareholder shall receive, immediately after the Effective Time, Large Cap Fund shares with an aggregate net asset value equal to the aggregate net asset value of the Regional Fund shares owned by such Regional Fund Shareholder immediately prior to the Effective Time.

3.       EFFECTIVE TIME; CLOSING

         3.1 The closing of the transactions contemplated by this Agreement (the "Closing") shall occur as of the close of normal trading on the New York Stock Exchange (the "Exchange") (currently, 4:00 p.m. Eastern time) on the first day upon which the conditions to closing shall have been satisfied (but not prior to , 2000), or at such time on such later date as provided herein or as the parties otherwise may agree in writing (such time and date being referred to herein as the "Effective Time"). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time unless otherwise agreed to by the parties. The Closing shall be held at the offices of Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402, or at such other place as the parties may agree.

         3.2 Regional Fund shall deliver at the Closing its written instructions to the custodian for Regional Fund, acknowledged and agreed to in writing by such custodian, irrevocably instructing such custodian to transfer to Large Cap Fund all of Regional Fund's portfolio securities, cash, and any other assets to be acquired by Large Cap Fund pursuant to this Agreement.

         3.3 In the event that the Effective Time occurs on a day on which (a) the Exchange or another primary trading market for portfolio securities of Large Cap Fund or Regional Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on the Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of Large Cap Fund or Regional Fund is impracticable, the Effective Time shall be postponed until the close of normal trading on the Exchange on the first business day when trading shall have been fully resumed and reporting shall have been restored.

         3.4 Regional Fund shall deliver at the Closing its certificate stating that the records maintained by its transfer agent (which shall be made available to Large Cap Fund) contain the names and addresses of Regional Fund shareholders and the number of outstanding Regional Fund shares owned by each such shareholder as of the Effective Time. Large Cap Fund shall certify at the Closing that Large Cap Fund Shares required to be issued by it pursuant to this Agreement have been issued and delivered as required herein.

         3.5 At the Closing, each party to this Agreement shall deliver to the other such bills of sale, liability assumption agreements, checks, assignments, share certificates, if any, receipts or other similar documents as such other party or its counsel may reasonably request.

4.       REPRESENTATIONS, WARRANTIES AND COVENANTS

         4.1 Sit Funds represents, warrants and covenants to Large Cap Fund as follows:

         (a) Sit Funds is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota;

         (b) Sit Funds is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and of each series of shares offered by Sit Funds under the Securities Act of 1933, as amended (the "1933 Act"), is in full force and effect;

         (c) All of the issued and outstanding shares of common stock of Regional Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Regional Fund are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and Sit Funds is not subject to any stop order and is fully qualified to sell Regional Fund shares in each state in which such shares have been registered;

         (d) The Prospectus and Statement of Additional Information of Regional Fund, as of the date hereof and up to and including the Effective Time, conform and will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

         (e) Regional Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of Sit Fund's articles of incorporation or bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which Regional Fund is a party or by which it is bound;

         (f) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best of Regional Fund's knowledge, threatened against Regional Fund or any of its properties or assets. Regional Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

         (g) Regional Fund's Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights as of June 30, 1999 and for the year then ended, certified by KPMG LLP, and Regional Fund's unaudited Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights as of December 31, 1999 and for the six-month period then ended (copies of which have been furnished to Large Cap Fund) fairly present, in all material respects, Regional Fund's financial condition as of such dates, and its results of operations, changes in its net assets and financial highlights for such periods in accordance with generally accepted accounting principles, and as of such dates there were no known liabilities of Regional Fund (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

         (h) Since the date of the most recent unaudited financial statements, there has not been any material adverse change in Regional Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by Regional Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed in writing to and acknowledged by Large Cap Fund prior to the date of this Agreement and prior to the Closing Date. All liabilities of Regional Fund (contingent and otherwise) are reflected in the Valuation Date Statement. For the purpose of this subparagraph (h), neither a decline in Regional Fund's net asset value per share nor a decrease in Regional Fund's size due to redemptions by Regional Fund shareholders shall constitute a material adverse change;

         (i) All material federal and other tax returns and reports of Regional Fund required by law to have been filed prior to the Effective Time shall have been filed and shall be correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of Regional Fund's knowledge, no such return is currently under audit and no assessment shall have been asserted with respect to such returns;

         (j) For each taxable year of its operation, Regional Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, and Regional Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for its final, partial taxable year;

         (k) All issued and outstanding shares of Regional Fund are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid and non-assessable, and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. All of the issued and outstanding shares of Regional Fund will, at the Effective Time, be held by the persons and in the amounts set forth in the records of Regional Fund, as provided in Section 3.4. Regional Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Regional Fund shares, and there is not outstanding any security convertible into any Regional Fund shares;

         (l) At the Effective Time, Regional Fund will have good and marketable title to Regional Fund's assets to be transferred to Large Cap Fund pursuant to
Section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder, and upon delivery of and payment for such assets, Large Cap Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act other than as disclosed to Large Cap Fund in the Effective Time Statement;

         (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action on the part of Sit Fund's Board of Directors, and, subject to the approval of Regional Fund shareholders, this Agreement will constitute a valid and binding obligation of Regional Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws relating to or affecting creditors' rights and to the application of equitable principles in any proceeding, whether at law or in equity;

         (n) The information to be furnished by and on behalf of Regional Fund for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects;

         (o) All information pertaining to Regional Fund, its agents and affiliates and included in the Registration Statement referred to in Section 5.5 (or supplied by Regional Fund or its agents or affiliates for inclusion in said Registration Statement), on the effective date of said Registration Statement and up to and including the Effective Time, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading (other than as may timely be remedied by further appropriate disclosure);

         (p) Since the end of Regional Fund's most recently concluded fiscal year, there have been no material changes by Regional Fund in accounting methods, principles or practices, including those required by generally accepted accounting principles, except as disclosed in writing to Large Cap Fund; and

         (q) The Effective Time Statement will be prepared in accordance with generally accepted accounting principles (except for footnotes) consistently applied and will present accurately the assets and liabilities of Regional Fund as of the Effective Time, and the values of Regional Fund's assets and liabilities to be set forth in the Effective Time Statement will be computed as of the Effective Time using the valuation procedures set forth in Regional Fund's articles of incorporation and bylaws, its then-current Prospectus and Statement of Additional Information, and as may be required by the 1940 Act. At the Effective Time, Regional Fund will have no liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, which are not reflected in the Effective Time Statement.

         4.2 Large Cap Fund represents, warrants and covenants to Regional Fund as follows:

         (a) Large Cap Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota;

         (b) Large Cap Fund is a registered investment company classified as a management company of the open- end type, and its registration with the Commission as an investment company under the 1940 Act, and of its shares under the 1933 Act, is in full force and effect;

         (c) All of the issued and outstanding shares of common stock of Large Cap Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Large Cap Fund are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and Large Cap Fund is not subject to any stop order and is fully qualified to sell Large Cap Fund shares in each state in which such shares have been registered;

         (d) The Prospectus and Statement of Additional Information of Large Cap Fund, as of the date hereof and up to and including the Effective Time, conform and will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

         (e) Large Cap Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of its articles of incorporation or bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which it is a party or by which it is bound;

         (f) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best of Large Cap Fund's knowledge, threatened against Large Cap Fund or any of its properties or assets. Large Cap Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

         (g) Large Cap Fund's Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights as of June 30, 1999, and for the year then ended, certified by KPMG LLP, and Large Cap Fund's unaudited Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights as of December 31, 1999 and for the six-month period then ended (copies of which have been furnished to Regional Fund), fairly present, in all material respects, Large Cap Fund's financial condition as of such dates in accordance with generally accepted accounting principles, and its results of operations, changes in its net assets and financial highlights for such periods, and as of such dates there were no known liabilities of Large Cap Fund (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

         (h) Since the date of the most recent unaudited financial statements, there has not been any material adverse change in Large Cap Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by Large Cap Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except indebtedness incurred in the ordinary course of business. For the purpose of this subparagraph (h), neither a decline in Large Cap Fund's net asset value per share nor a decrease in Large Cap Fund's size due to redemptions by Large Cap Fund shareholders shall constitute a material adverse change;

         (i) All material federal and other tax returns and reports of Large Cap Fund required by law to have been filed prior to the Effective Time shall have been filed and shall be correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of Large Cap Fund's knowledge, no such return is currently under audit and no assessment shall have been asserted with respect to such returns;

         (j) For each taxable year of its operation, Large Cap Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, and Large Cap Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company in the current and future years;

         (k) All issued and outstanding shares of Large Cap Fund are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid and non-assessable, and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. Large Cap Fund Shares to be issued and delivered to Regional Fund for the account of Regional Fund Shareholders, pursuant to the terms of this Agreement, at the Effective Time will have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding, fully paid and non-assessable. Large Cap Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Large Cap Fund shares, and there is not outstanding any security convertible into any Large Cap Fund shares;

         (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action on the part of Large Cap Fund's Board of Directors, and at the Effective Time this Agreement will constitute a valid and binding obligation of Large Cap Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws relating to or affecting creditors' rights and to the application of equitable principles in any proceeding, whether at law or in equity. Consummation of the transactions contemplated by this Agreement does not require the approval of Large Cap Fund's shareholders;

         (m) The information to be furnished by and on behalf of Large Cap Fund for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects;

         (n) Since the end of Large Cap Fund's most recently concluded fiscal year, there have been no material changes by Large Cap Fund in accounting methods, principles or practices, including those required by generally accepted accounting principles, except as disclosed in writing to Regional Fund; and

         (o) The Registration Statement referred to in Section 5.5, on its effective date and up to and including the Effective Time, will (i) conform in all material respects to the applicable requirements of the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading (other than as may timely be remedied by further appropriate disclosure); provided, however, that the representations and warranties in clause (ii) of this paragraph shall not apply to statements in (or omissions from) the Registration Statement concerning Regional Fund, its agents and affiliates (or supplied by Regional Fund, its agents or affiliates for inclusion in said Registration Statement).

5.       FURTHER COVENANTS OF LARGE CAP FUND AND REGIONAL FUND

         5.1 Each of Regional Fund and Large Cap Fund will operate its business in the ordinary course between the date hereof and the Effective Time, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distributions that may be advisable (which may include distributions prior to the Effective Time of net income and/or net realized capital gains not previously distributed). Regional Fund agrees that, through the Effective Time, it will not acquire any securities which are not permissible investments for Large Cap Fund.

         5.2 Regional Fund will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.3 Regional Fund will assist Large Cap Fund in obtaining such information as Large Cap Fund reasonably requests concerning the beneficial ownership of Regional Fund shares.

         5.4 Subject to the provisions of this Agreement, Large Cap Fund and Regional Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

         5.5 Regional Fund will provide Large Cap Fund with information reasonably necessary with respect to Regional Fund and its agents and affiliates for the preparation of the Registration Statement on Form N-14 of Large Cap Fund (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act.

         5.6 Large Cap Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such state blue sky or securities laws as may be necessary in order to conduct its operations after the Effective Time.

6.       CONDITIONS PRECEDENT TO OBLIGATIONS OF REGIONAL FUND

         The obligations of Regional Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by Large Cap Fund of all the obligations to be performed by it hereunder at or before the Effective Time, and, in addition thereto, the following further conditions (any of which may be waived by Regional Fund, in its sole and absolute discretion):

         6.1 All representations and warranties of Large Cap Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at such time;

         6.2 Large Cap Fund shall have delivered to Regional Fund a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to Regional Fund and dated as of the date of the Closing, to the effect that the representations and warranties of Large Cap Fund made in this Agreement are true and correct at the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Regional Fund shall reasonably request; and

         6.3 Large Cap Fund shall have delivered to Regional Fund the certificate as to the issuance of Large Cap Fund shares contemplated by the second sentence of Section 3.4.

7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF LARGE CAP FUND

         The obligations of Large Cap Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by Regional Fund of all of the obligations to be performed by it hereunder at or before the Effective Time and, in addition thereto, the following conditions (any of which may be waived by Large Cap Fund, in its sole and absolute discretion):

         7.1 All representations and warranties of Regional Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at such time;

         7.2 Large Cap Fund shall have received, and certified as to its receipt of, the Effective Time Statement;

         7.3 Regional Fund shall have delivered to Large Cap Fund a certificate executed in the name of Sit Funds by Sit Funds' President or a Vice President, in a form reasonably satisfactory to Large Cap Fund and dated as of the date of the Closing, to the effect that the representations and warranties of Sit Fund and Regional Fund made in this Agreement are true and correct at the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Large Cap Fund shall reasonably request;

         7.4 Regional Fund shall have delivered to Large Cap Fund the written instructions to the custodian for Regional Fund contemplated by Section 3.2;

         7.5 Regional Fund shall have delivered to Large Cap Fund the certificate as to its shareholder records contemplated by the first sentence of
Section 3.4;

         7.6 At or prior to the Effective Time, Regional Fund's investment adviser, or an affiliate thereof, shall have reimbursed Regional Fund by the amount, if any, that the expenses incurred by Regional Fund (or accrued up to the Effective Time) exceed any applicable contractual expense limitations; and

         7.7 Immediately prior to the Effective Time, Regional Fund shall not hold any securities which are not permissible investments for Large Cap Fund.

8.       FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF LARGE CAP FUND AND
         REGIONAL FUND

         The following shall constitute further conditions precedent to the consummation of the Reorganization:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Regional Fund in accordance with the provisions of Sit Funds' articles of incorporation and bylaws and applicable law, and certified copies of the resolutions evidencing such approval shall have been delivered to Large Cap Fund. Notwithstanding anything herein to the contrary, neither Large Cap Fund nor Regional Fund may waive the conditions set forth in this Section 8.1;

         8.2 As of the Effective Time, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

         8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by Large Cap Fund or Regional Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of Large Cap Fund or Regional Fund, provided that either party hereto may for itself waive any of such conditions;

         8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

         8.5 The parties shall have received the opinion of Dorsey & Whitney LLP addressed to Sit Funds and Large Cap Fund, dated as of the date of the Closing, and based in part on certain representations to be furnished by Sit Funds, Large Cap Fund, and their investment adviser and other service providers, substantially to the effect that:

                  (i) the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and Large Cap Fund and Regional Fund each will qualify as a party to the Reorganization under
         Section 368(b) of the Code;

                  (ii) Regional Fund shareholders will recognize no income, gain or loss upon receipt, pursuant to the Reorganization, of Large Cap Fund Shares. Regional Fund shareholders subject to taxation will recognize income upon receipt of any net investment income or net capital gains of Regional Fund which are distributed by Regional Fund prior to the Effective Time;

                  (iii) the tax basis of the Large Cap Fund Shares received by each Regional Fund shareholder pursuant to the Reorganization will be equal to the tax basis of Regional Fund shares exchanged therefor;

                  (iv) the holding period of the Large Cap Fund Shares received by each Regional Fund shareholder pursuant to the Reorganization will include the period during which the Regional Fund shareholder held the Regional Fund shares exchanged therefor, provided that the Regional Fund shares were held as a capital asset at the Effective Time;

                  (v) Regional Fund will recognize no income, gain or loss by reason of the Reorganization;

                  (vi) Large Cap Fund will recognize no income, gain or loss by reason of the Reorganization;

                  (vii) the tax basis of the assets received by Large Cap Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of Regional Fund as of the Effective Time;

                  (viii) the holding period of the assets received by Large Cap Fund pursuant to the Reorganization will include the period during which such assets were held by Regional Fund; and

                  (ix) Large Cap Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of Regional Fund as of the Effective Time.

                  Notwithstanding anything herein to the contrary, neither Large Cap Fund nor Regional Fund may waive the condition set forth in this paragraph 8.5.

         8.6 The Amendment shall have been filed in accordance with applicable provisions of Minnesota law.


9.       EXPENSES

         All expenses incurred by the parties hereto in connection with the transactions contemplated hereby (including, without limitation, the fees and expenses associated with the preparation and filing of the Registration Statement referred to in Section 5.5 above and the expenses of printing and mailing the prospectus/proxy statement, soliciting proxies and holding the Regional Fund shareholders meeting required to approve the transactions contemplated hereby) shall be borne by Sit Investment Associates, Inc.

10.      ENTIRE AGREEMENT; SURVIVAL OF REPRESENTATIONS AND WARRANTIES

         10.1 Large Cap Fund and Regional Fund agree that neither party has made any representation, warranty, covenant or agreement not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereby.

11.      TERMINATION

         This Agreement and the transactions contemplated hereby may be terminated and abandoned by either party by resolution of the party's board of directors at any time prior to the Effective Time, if circumstances should develop that, in the good faith opinion of such board, make proceeding with this Agreement and such transactions not in the best interest of the applicable party's shareholders.

12.      AMENDMENTS

         This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of Sit Funds and Large Cap Fund; provided, however, that following the meeting of Regional Fund shareholders called by Regional Fund pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Large Cap Fund Shares to be issued to Regional Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.


13.      NOTICES

         Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, addressed to Large Cap Fund or Regional Fund, 4600 Norwest Center, Minneapolis, MN 55402.

14.      HEADINGS; COUNTERPARTS; ASSIGNMENT; MISCELLANEOUS

         14.1 The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement.

         14.3 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         14 .4 The validity, interpretation and effect of this Agreement shall be governed exclusively by the laws of the State of Minnesota, without giving effect to the principles of conflict of laws thereof.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

                                   SIT MUTUAL FUNDS, INC.
                                   ON BEHALF OF SIT REGIONAL GROWTH FUND


                                   By______________________________

                                   Its_____________________________



                                   SIT LARGE CAP GROWTH FUND, INC.


                                   By______________________________

                                   Its_____________________________

                EXHIBIT 1 TO AGREEMENT AND PLAN OF REORGANIZATION

                              ARTICLES OF AMENDMENT
                                       TO
                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                             SIT MUTUAL FUNDS, INC.


         The undersigned officer of Sit Mutual Funds, Inc. ("Sit Funds"), a corporation subject to the provisions of Chapter 302A of the Minnesota statutes, hereby certifies that Sit Fund's (a) Board of Directors, at a meeting held February 20, 2000, and (b) shareholders, at a meeting held _____________, 2000, adopted the resolutions hereinafter set forth; and such officer further certifies that the amendments to Sit Fund's Articles of Incorporation set forth in such resolutions were adopted pursuant to Chapter 302A.

         WHEREAS, Sit Funds is registered as an open-end management investment company (I.E., a mutual fund) under the Investment Company Act of 1940 and offers its shares to the public in more than one series, each of which represents a separate and distinct portfolio of assets;

         WHEREAS, it is desirable and in the best interest of the holders of the Sit Regional Growth Fund ("Regional Fund"), a series of Sit Funds, that the assets belonging to such series, subject to its stated liabilities, be sold to Sit Large Cap Growth Fund, Inc. ("Growth Fund"), a Minnesota corporation and an open-end management investment company registered under the Investment Company Act of 1940, in exchange for shares of Growth Fund;

         WHEREAS, Sit Funds wishes to provide for the PRO RATA distribution of such shares of Growth Fund received by it to holders of shares of Regional Fund and the simultaneous cancellation and retirement of the outstanding shares of Regional Fund;

         WHEREAS, Sit Funds and Growth Fund have entered into an Agreement and Plan of Reorganization providing for the foregoing transactions; and

         WHEREAS, the Agreement and Plan of Reorganization requires that, in order to bind all shareholders of Regional Fund to the foregoing transactions, and in particular to bind such shareholders to the cancellation and retirement of the outstanding shares of Regional Fund, it is necessary to adopt an amendment to Sit Fund's Amended and Restated Articles of Incorporation.

         NOW, THEREFORE, BE IT RESOLVED, that Sit Fund's Amended and Restated Articles of Incorporation be, and the same hereby are, amended to add the following Article 5A immediately following Article 5 thereof:

                  5A. (a) For purposes of this Article 5A, the following terms shall have the following meanings:

                  "SIT FUNDS" means the Corporation.

                  "ACQUIRED FUND" means Sit Regional Growth Fund, the Series F Shares of the Corporation.

                  "ACQUIRING FUND" means Sit Large Cap Growth Fund, Inc., a Minnesota corporation.

                  "VALUATION DATE" means the day established in the Agreement and Plan of Reorganization as the day upon which the value of the Acquired Fund's assets is determined for purposes of the reorganization.

                  "CLOSING DATE" means 5:00 p.m., Eastern time, on the Valuation Date or such other date and time upon which Sit Funds and the Acquiring Fund agree.

                  (b) At the Closing Date, the assets belonging to the Acquired Fund, the Special Liabilities associated with such assets, and the General Assets and General Liabilities allocated to the Acquired Fund shall be sold to and assumed by the Acquiring Fund in return for Acquiring Fund shares, all pursuant to the Agreement and Plan of Reorganization. For purposes of the foregoing, the terms "Assets belonging to," "Special Liabilities," "General Assets" and "General Liabilities" have the meanings assigned to them in Article 7(b), (c) and (d) of Sit Fund's Articles of Incorporation.

                  (c) The number of Acquiring Fund shares to be received by the Acquired Fund and distributed by it to the Acquired Fund shareholders shall be determined as follows:

                           (i) The value of the Acquired Fund's assets and the
                  net asset value per share of the Acquiring Fund's shares shall be computed as of the Valuation Date using the valuation procedures set forth in the Acquiring Fund's then-current Prospectus and Statement of Additional Information, and as may be required by the Investment Company Act of 1940, as amended (the "1940 Act").

                           (ii) The total number of Acquiring Fund shares to be
                  issued (including fractional shares, if any) in exchange for assets and liabilities of the Acquired Fund shall be determined as of the Valuation Date by dividing the value of the Acquired Fund's assets, net of its stated liabilities on the Closing Date to be assumed by the Acquiring Fund, by the net asset value of the Acquiring Fund's shares, each as determined pursuant to (i) above.

                           (iii) On the Closing Date, or as soon as practicable
                  thereafter, the Acquired Fund shall distribute PRO RATA to its shareholders of record as of the Valuation Date the full and fractional Acquiring Fund shares received by the Acquired Fund pursuant to (ii) above.

                  (d) The distribution of Acquiring Fund shares to Acquired Fund shareholders provided for in paragraph (c) above shall be accomplished by an instruction, signed by Sit Fund's Secretary, to transfer Acquiring Fund shares then credited to the Acquired Fund's account on the books of the Acquiring Fund to open accounts on the books of the Acquiring Fund in the names of the Acquired Fund shareholders in amounts representing the respective PRO RATA number of Acquiring Fund shares due each such shareholder pursuant to the foregoing provisions. All issued and outstanding shares of the Acquired Fund shall simultaneously be canceled on the books of the Acquired Fund and retired.

                  (e) From and after the Closing Date, the Acquired Fund shares canceled and retired pursuant to paragraph (d) above shall have the status of authorized and unissued Shares of Sit Fund, without designation as to series.

         IN WITNESS WHEREOF, the undersigned officer of Sit Funds has executed these Articles of Amendment on behalf of Sit Funds on __________, 2000.

                                   SIT MUTUAL FUNDS,  INC.


                                   By______________________________

                                   Its_____________________________

                PROSPECTUS /PROXY STATEMENT
                     __________, 2000

             PROPOSED ACQUISITION OF ASSETS OF

                 SIT REGIONAL GROWTH FUND
              A SEPARATELY MANAGED SERIES OF
                  SIT MUTUAL FUNDS, INC.

             BY AND IN EXCHANGE FOR SHARES OF

              SIT LARGE CAP GROWTH FUND, INC.




=======================================================

                     TABLE OF CONTENTS
=======================================================




                                                       PAGE
                                                       ----

FEES AND EXPENSES.....................................
SUMMARY...............................................
RISK FACTORS..........................................
INFORMATION ABOUT THE REORGANIZATION..................
INFORMATION ABOUT REGIONAL FUND AND
     LARGE CAP FUND...................................
VOTING INFORMATION....................................
FINANCIAL STATEMENTS AND EXPERTS......................
LEGAL MATTERS.........................................
EXHIBIT A -- AGREEMENT AND PLAN OF
     REORGANIZATION





=======================================================

THE FOLLOWING DOCUMENTS ACCOMPANY THIS PROSPECTUS/PROXY
STATEMENT:

PROSPECTUS DATED NOVEMBER 1, 1999 OF SIT REGIONAL GROWTH
FUND AND SIT LARGE CAP GROWTH FUND

ANNUAL REPORT OF SIT REGIONAL GROWTH FUND AND SIT LARGE
CAP GROWTH FUND FOR THE FISCAL YEAR ENDED JUNE 30, 1999

                                SIT MUTUAL FUNDS

                             STOCK FUNDS PROSPECTUS
                                November 1, 1999



                                  Balanced Fund
                              Large Cap Growth Fund
                              Regional Growth Fund
                               Mid Cap Growth Fund
                            International Growth Fund
                              Small Cap Growth Fund
                       Science and Technology Growth Fund
                         Developing Markets Growth Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS
INTRODUCTION
--------------------------------------------------------------------------------
FUND SUMMARIES
--------------------------------------------------------------------------------
                Investment Objectives and Principal Investment Strategies
                     Balanced Fund                                            #
                     Large Cap Growth Fund                                    #
                     Regional Growth Fund                                     #
                     Mid Cap Growth Fund                                      #
                     International Growth Fund                                #
                     Small Cap Growth Fund                                    #
                     Science and Technology Growth Fund                       #
                     Developing Markets Growth Fund                           #
                Principal Investment Risks                                    #
                Performance
                     Balanced Fund                                            #
                     Large Cap Growth Fund                                    #
                     Regional Growth Fund                                     #
                     Mid Cap Growth Fund                                      #
                     International Growth Fund                                #
                     Small Cap Growth Fund                                    #
                     Science and Technology Growth Fund                       #
                     Developing Markets Growth Fund                           #
                     Fees and Expenses                                        #
FUND MANAGEMENT
--------------------------------------------------------------------------------
                Investment Adviser                                            #
                Investment Sub-Adviser                                        #
                Portfolio Management                                          #
                Distributor                                                   #
                Custodian and Transfer Agent                                  #
SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------
                Share Price                                                   #
                When Orders are Effective                                     #
                Purchasing Shares                                             #
                Exchanging Shares                                             #
                Selling Shares                                                #
                Dividends and Distributions                                   #
                Retirement and other Tax-Deferred Accounts                    #
                Taxes                                                         #
 ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
                Other Securities, Investment Practices, and Policies          #
                Financial Highlights
                     Balanced Fund                                            #
                     Large Cap Growth Fund                                    #
                     Regional Growth Fund                                     #
                     Mid Cap Growth Fund                                      #
                     International Growth Fund                                #
                     Small Cap Growth Fund                                    #
                     Science and Technology Growth Fund                       #
                     Developing Markets Growth Fund                           #
                For More Information                                  back cover

--------------------------------------------------------------------------------
INTRODUCTION
--------------------------------------------------------------------------------

SIT MUTUAL FUNDS ARE A FAMILY OF NO-LOAD MUTUAL FUNDS OFFERING A SELECTION OF FUNDS TO INVESTORS. EACH FUND HAS A DISTINCTIVE INVESTMENT OBJECTIVE AND RISK/REWARD PROFILE.

The descriptions on the following pages may help you choose the Fund or Funds that best fit your investment goals. Keep in mind, however, that no Fund can guarantee it will meet its investment objective, and no Fund should be relied upon as a complete investment program.

This Prospectus describes the eight stock funds are a part of the Sit Mutual Fund family. Each Fund uses various investment strategies in seeking its investment objective. You can learn more about these strategies and their related risks by reading the "Investment Objectives and Principal Investment Strategies" and "Additional Risks" sections of this Prospectus.

THE SIT STOCK FUNDS CONSIST OF:

DOMESTIC GROWTH STOCK FUNDS
Balanced Fund           Large Cap Growth Fund     Regional Growth Fund
Mid Cap Growth Fund     Small Cap Growth Fund     Science and Technology Growth Fund.

INTERNATIONAL GROWTH STOCK FUNDS
International Growth Fund           Developing Markets Growth Fund

--------------------------------------------------------------------------------
FUND SUMMARIES
--------------------------------------------------------------------------------

BALANCED FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term capital growth consistent with preservation of principal and to provide shareholders with regular income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by investing in a diversified portfolio of stocks, bonds, and short-term instruments. In seeking to achieve the Fund's long-term capital growth objective, the Fund invests in common stocks of growth companies. The Fund balances its long-term growth objective by investing in income-producing debt securities and/or common stocks selected primarily for their dividend payment potential.

During normal market conditions, between 40% and 60% of the Fund's assets will be invested in equity securities and between 40% and 60% in fixed-income securities. The Fund's allocation of assets will vary over time in response to the Adviser's evaluation of present and anticipated market and economic conditions.

                        [*Sidebar:] The Fund combines the investment strategies of the Large Cap Growth Fund and the Bond Fund.

The equity portion of the Fund's portfolio is invested primarily in the common stocks of growth companies with a capitalization of $5 billion or more at the time of purchase. The Adviser utilizes the same investment strategies for the Fund that it uses for the Large Cap Growth Fund in selecting equity securities.

The Fund may invest up to 20% of its assets in foreign government securities or equity securities of foreign issuers that are either listed on a U.S. or Toronto stock exchange or represented by American Depository Receipts.

The fixed income portion of the Fund's portfolio is invested primarily in a diversified portfolio of debt securities that may include the following securities. The Adviser utilizes the same investment strategies for the Fund that it uses for the Sit Bond Fund in selecting the fixed-income securities.
- mortgage-backed securities, such as securities issued by Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA), and including collateralized mortgage obligations,
- asset-backed securities such as automobile and credit card receivables, utilities, manufactured (mobile) home loans, home improvement loans and home equity loans,
-     obligations of the U.S. government, its agencies and instrumentalities,
-     corporate debt securities,
-     taxable municipal securities, and
- short-term debt obligations, including commercial paper and bank instruments, such as certificates of deposit, time deposits, and bankers' acceptances.

The Fund invests primarily in debt securities that, at the time of purchase, are either rated investment-grade or if unrated, determined to be of comparable quality by the Adviser. Unrated securities will not exceed 20% of the Fund's total assets.

In selecting fixed-income securities for the Fund, the Adviser seeks fixed-income securities providing maximum total return. In making purchase and sales decisions for the Fund, the Adviser considers its economic outlook and interest rate forecast, as well as its evaluation of a fixed-income security's credit quality, yield, maturity, and liquidity. Based upon its economic outlook, the Adviser attempts to shift the fixed-income sector concentrations of the portfolio. Based upon its interest rate forecast, the Adviser attempts to shift the fixed-income portfolio's average effective duration, seeking to maintain an average effective duration for the fixed-income portion of the Fund's portfolio of 3 to 7 years.

LARGE CAP GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks to maximize long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by investing at least 65% of its total assets in the common stocks of growth companies with capitalizations of $5 billion or more at the time of purchase.

                        [*Sidebar:] The Fund invests in companies having a market capitalization of $5 billion or more.

The Adviser invests in growth-oriented companies it believes exhibit the potential to increase earnings at a faster rate than the economy and respective market index. The Adviser believes that a company's earnings growth is the primary determinant of its potential long-term return and considers several factors in its evaluation of a company, including:
-     potential for above average long-term earnings and revenue growth,
-     unique product or service,
-     growing product demand,
-     dominant and growing market share,
-     management experience and capabilities, and

-     strong financial strategy.

                        [*Sidebar:] The Fund invests in "blue chip" stocks issued by companies with records of stable profit growth and dividend payments.

The Fund may invest up to 20% of its assets in foreign government securities or equity securities of foreign issues that are either listed on a U.S. or Toronto stock exchange or represented by American Depository Receipts.

REGIONAL GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks to maximize long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by investing at least 80% of its total assets, under normal market conditions, in common stocks of companies with their headquarters in Minnesota, Iowa, Missouri, North Dakota, South Dakota, Nebraska, Kansas, Wisconsin, Illinois, Michigan, Indiana, and Ohio. The Fund's investments will include stocks of smaller companies.

The Adviser invests in growth-oriented companies it believes exhibit the potential to increase earnings at a faster rate than the economy and respective market index. The Adviser believes that a company's earnings growth is the primary determinant of its potential long-term return and considers several factors in its evaluation of a company, including:
-     potential for above average long-term earnings and revenue growth,
-     unique product or service,
-     growing product demand,
-     dominant and growing market share,
-     management experience and capabilities, and
-     strong financial strategy.

MID CAP GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks to maximize long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by investing at least 65% of its total assets in the common stocks of growth companies with capitalizations of $2 billion to $15 billion at the time of purchase.

                        [*Sidebar:] The Fund invests in companies having a market capitalization of $2 billion to $15 billion.

The Adviser invests in a diversified group of growing medium to small companies it believes exhibit the potential to increase earnings at a faster rate than the economy and respective market index. The Adviser believes that a company's earnings growth is the primary determinant of its potential long-term return and considers several factors in its evaluation of a company, including:
-     potential for above average long-term earnings and revenue growth,
-     unique product or service,
-     growing product demand,

-     dominant and growing market share,
-     management experience and capabilities, and
-     strong financial strategy.

The Fund may invest up to 20% of its assets in foreign government securities or equity securities of foreign issues that are either listed on a U.S. or Toronto stock exchange or represented by American Depository Receipts.

INTERNATIONAL GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by investing at least 90% of its total assets, under normal market conditions, in common stocks of issuers domiciled in at least three foreign countries.

In selecting investments for the Fund, the Sub-Adviser begins by selecting countries or regions in which to invest. In making its selections, the Sub-Adviser considers several factors affecting the economy and equity market of foreign countries and regions, including:
-     economic trends,
-     earnings outlook,
-     liquidity within the market,
-     fiscal and monetary policy,
-     currency exchange rate expectations,
-     investment valuation,
-     market sentiment, and
-     social and political trends.

The Sub-Adviser believes that favorable secular trends can provide significant investment opportunities, and therefore, after the country and regional allocations are determined, the Sub-Adviser seeks industries and sectors that it believes have strong earnings growth prospects. Within the selected industries and sectors, the Sub-Adviser invests in foreign growth-oriented companies it believes exhibit the potential to increase earnings at a faster rate than the respective economy and market index. The Sub-Adviser believes that a company's earnings growth is the primary determinant of its potential long-term return and considers several factors in its evaluation of a company, including:
-     potential for above average long-term earnings and revenue growth,
-     unique product or service,
-     growing product demand,
-     dominant and growing market share,
-     management experience and capabilities, and
-     strong financial strategy.

Up to 50% of the Fund's total assets may be invested in equity securities of smaller to medium sized emerging growth companies in developed markets (such as Germany and Japan) and developing markets (such as Thailand and Brazil). Emerging growth companies are small- and medium-sized companies that the Sub-Adviser believes have a potential for earnings growth over time that is above the growth rate of more established companies or are early in their life cycles and have the potential to become major enterprises.

The Fund may invest in securities representing underlying international securities such as American Depository Receipts, European Depository Receipts and Global Depository Receipts.

In order to hedge against adverse movements in currency exchange rates, the Fund may from time to time enter into forward foreign currency exchange contracts.

SMALL CAP GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks to maximize long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by investing at least 65% of its total assets, under normal market conditions, in common stocks of small growth companies with capitalizations of $2.5 billion or less at the time of purchase.

                        [*Sidebar:] The Fund invests in companies having a market capitalization of $2.5 billion or less.

The Adviser invests in a diversified group of growing small companies it believes exhibit the potential to increase earnings at a faster rate than the economy and respective market index. The Adviser believes that a company's earnings growth is the primary determinant of its potential long-term return and considers several factors in its evaluation of a company, including:
-     potential for above average long-term earnings and revenue growth,
-     unique product or service,
-     growing product demand,
-     dominant and growing market share,
-     management experience and capabilities, and
-     strong financial strategy.

The Fund may invest up to 20% of its assets in foreign government securities or equity securities of foreign issuers that are either listed on a U.S. or Toronto stock exchange or represented by American Depository Receipts.

SCIENCE AND TECHNOLOGY GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks to maximize long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by investing at least 80% of its total assets, under normal market conditions, in common stocks of companies which the Adviser expects to benefit from the development, improvement, advancement and use of science and technology. The Fund's investments will include stocks of smaller companies.

Science and technology companies include those whose processes, products or services, in the judgment of the Adviser, are significantly benefiting, or may be expected to significantly benefit, from scientific developments and the application of technical advances in industry, manufacturing and commerce resulting from improving technology in these fields. The Adviser seeks stocks of science and technology companies having superior growth potential in virtually any industry in which they may be found. Such industries may include:
-     aerospace,
-     chemistry,
-     electronic components and systems,
-     environmental services,

-     genetic engineering,
-     geology,
- information sciences (including computers, software and peripheral products),
-     medicine (including pharmacology, biotechnology and biophysics), and
-     hospital supply and medical devices.

The Adviser invests in growth-oriented companies it believes exhibit the potential to increase earnings at a faster rate than the respective economy and market index. The Adviser believes that a company's earnings growth is the primary determinant of its potential long-term return and considers several factors in its evaluation of a company, including:
-     potential for above average long-term earnings and revenue growth,
-     unique product or service,
-     growing product demand,
-     dominant and growing market share,
-     management experience and capabilities, and
-     strong financial strategy.

The Fund may invest up to 20% of its assets in foreign government securities or equity securities of foreign issuers that are either listed on a U.S. or Toronto stock exchange or represented by American Depository Receipts.

DEVELOPING MARKETS GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks to maximize long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by investing at least 65% of its total assets, under normal market conditions, in common stocks of companies domiciled or operating in a developing market.

Developing markets are those countries that:
-     have emerging stock markets as defined by the International Finance
      Corporation,
-     have low- to middle-income economies according to the World Bank, or
-     are listed in World Bank publications as "developing."

In selecting investments for the Fund, the Sub-Adviser begin by selecting countries or regions in which to invest. In making its selections, the Sub-Adviser considers several factors affecting the economy and equity market of foreign countries and regions, including:
-     economic trends,
-     earnings outlook,
-     liquidity within the market,
-     fiscal and monetary policy,
-     currency exchange rate expectations,
-     investment valuation,
-     market sentiment, and
-     social and political trends.

The Sub-Adviser believes that favorable secular trends can provide significant investment opportunities, and therefore, after the country and regional allocations are determined, the Sub-Adviser seeks industries and sectors that have strong earnings growth prospects. Within the selected industries and sectors, the Sub-Adviser invests in foreign growth-oriented companies it believes exhibit the potential to increase earnings at a faster rate than the respective economy and market index. The Sub-Adviser believes that a company's earnings growth is the primary determinant of its potential long-term return and considers several factors in its evaluation of a company, including:
-     earnings growth prospects of a company's industry and sector,
-     potential for above average long-term earnings and revenue growth,
-     unique product or service, - growing product demand,
-     regional or country dominance and growing market share,
-     management experience and capabilities, and
-     strong financial strategy.

The Fund may invest in securities representing underlying international securities such as American Depository Receipts, European Depository Receipts and Global Depository Receipts.

In order to hedge against adverse movements in currency exchange rates, the Fund may from time to time enter into forward foreign currency exchange contracts.

PRINCIPAL INVESTMENT RISKS

All investments carry some degree of risk which will affect the value of a Fund's investments, investment performance and price of its shares. IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

The principal risks of investing in the Funds include:

RISKS THAT APPLY TO ALL FUNDS

- Stock Market Risk: The value of the stocks in which a Fund invests may go up or down in response to the activities of individual companies, the stock market and general economic conditions. Stock prices may decline over short or extended periods. As of the date of this Prospectus, U.S. stock markets and certain foreign markets are trading at or close to record high levels. There is no guarantee that such levels will continue.

- Management Risk: A strategy used by the investment management team may not produce the intended results.

- Liquidity Risk: Certain securities may be difficult to sell at the time and price that the Adviser would like to sell. The Adviser may have to lower the selling price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund performance. During unusual market conditions, unusually high volume of redemption requests or other reasons, the Fund may not be able to pay redemption proceeds within the time periods described in this Prospectus.

- Foreign Securities Risk: To the extent a Fund invests in foreign securities, including American Depository Receipts (U.S. dollar-denominated receipts representing shares of foreign-based corporations), the Fund will be subject to additional risks than those associated with domestic investments. Additional risks include currency fluctuations, political and economic instability, differences in financial reporting standards and less stringent regulation of securities markets.

- Year 2000 Risk: The Year 2000 issue arises when computer programs represent dates as two digits instead of four. Such programs may incorrectly assume that the year after 1999 is 1900. The Funds could be adversely affected if the computer systems used by the Funds, the Adviser, Sub-Adviser, or other service providers and entities with computer systems that are linked to the Funds' records do not properly process and calculate date-related information and data on and after January 1, 2000.

      A comprehensive review of the third-party service providers' and the Adviser's and Sub-Adviser's computer systems and business processes has been conducted to identify the major systems that could be affected by the Year 2000 issue. Steps are being taken to resolve any potential problems including modification of existing software and the purchase of new software. In addition, the Adviser evaluates the anticipated impact of year 2000 issues on each company and government security in which the Funds invest. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds. The risk may be of greater significance with respect to a Fund's investment in securities of foreign issuers.

RISKS THAT APPLY PRIMARILY TO THE BALANCED FUND

- Interest Rate Risk: Due to the Fund's investments in fixed-income securities, an increase in interest rates may lower the Fund's value and the overall return on your investment. The magnitude of this decrease is often greater for longer-term fixed income securities than shorter-term securities.

- Prepayment Risk: Declining interest rates may compel borrowers to prepay mortgages and debt obligations underlying the mortgage-backed securities and manufactured home loan pass-through securities owned by the Fund. The proceeds received by the Fund from prepayments will likely be reinvested at interest rates lower than the original investment, thus resulting in a reduction of income to the Fund. Likewise, rising interest rates could reduce prepayments and extend the life of securities with lower interest rates, which may increase the sensitivity of the Fund's value to rising interest rates.

- Credit Risk: The issuers or guarantors of fixed-income securities owned by the Fund may default on the payment of principal or interest, or on other obligations to the Fund, causing the value of the Fund to decrease.

- Income Risk: The income you earn from the Fund may decline due to declining interest rates.

- Call Risk: Many bonds may be redeemed ("called") at the option of the issuer before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income.

RISK THAT APPLIES PRIMARILY TO THE SMALL CAP GROWTH, REGIONAL GROWTH AND SCIENCE AND TECHNOLOGY GROWTH FUNDS

- Small Cap Stock Risk: Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

RISK THAT APPLIES PRIMARILY TO THE SCIENCE AND TECHNOLOGY GROWTH FUND

- Technology Stock Risk: Stocks of science and technology companies may be subject to greater price volatility than stocks of companies in other sectors or the overall stock market. Science and technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. Technology stocks may experience significant price movements caused by disproportionate investor optimism or pessimism. The Fund may be more affected by events influencing these sectors than a fund that is more diversified across numerous sectors.

RISK THAT APPLIES PRIMARILY TO THE REGIONAL GROWTH FUND

- Risk of Geographic Limitation: Regional Growth Fund's policy of investing primarily in a certain in a geographic region means that the Fund will be subject to adverse economic, political or other developments in that region. The region in which the Fund principally invests has a diverse industrial base (including agriculture, mining, retail, transportation, utilities, heavy and light manufacturing, financial services, insurance, computer technology and medical technology), however, this industrial base is not as diverse as that of the country as a whole. The Fund therefore may be less diversified by industry and company than other funds with a similar investment objective and no geographic limitation.

RISKS THAT APPLY PRIMARILY TO THE INTERNATIONAL GROWTH AND DEVELOPING MARKETS GROWTH FUNDS

- Risks of International Investing: International investing involves risks not typically associated with domestic investing. Because of these risks, and because of the Sub-Adviser's ability to invest substantial portions of the Funds' assets in a small number of countries, the Funds may be subject to greater volatility than mutual funds that invest principally in domestic securities.

- Currency Risk: The value of the Funds' securities computed in U.S. dollars will vary with increases and decreases in exchange rates. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund's holdings of securities denominated in that currency.

- Political and Economic Risk: Investing in securities of non-U.S. companies may entail additional risks due to the potential political, social and economic instability of certain countries, changes in international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets and nationalization of assets.

- Foreign Tax Risk: Each Fund's income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, the Funds also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. To the extent foreign income taxes are paid by a Fund, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes. See the Statement of Additional Information for details.

- Risk of Investment Restrictions: Some countries, particularly developing markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

- Foreign Securities Market Risk: Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly developing markets countries, may be subject to further risks due to the inexperience of local brokers and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. stock exchanges and brokers are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

- Information Risk: Non-U.S. companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements that apply to U.S. companies. As a result, less information may be available to investors concerning non-U.S. issuers. Accounting and financial reporting standards in developing markets may be especially lacking.

- Risks of Developing Markets: Investing in securities of issuers in developing markets involves exposure to economic infrastructures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of developing market countries that may affect investment in their markets include certain governmental policies that may restrict investment by foreigners and the absence of developed legal structures governing private and foreign investments and private property. The typical small size of the markets for securities issued by issuers located in developing markets and the possibility of low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities. In addition, issuers in developing markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

- Risks of Foreign Currency Hedging Transactions: If the Sub-Advisor's forecast of exchange rate movements is incorrect, the Funds may realize losses on its foreign currency transactions. In addition, the Funds' hedging transactions may prevent the Funds from realizing the benefits of a favorable change in the value of foreign currencies.

PERFORMANCE

The following information illustrates how each Fund's performance has varied over time, which is one indication of the risks of investing in a Fund. A Fund's past performance does not necessarily indicate how it will perform in the future. Each bar chart depicts the change in a Fund's performance from year to year. The table depicts the Fund's average annual total returns for the periods indicated. Both the charts and the tables assume that all distributions have been reinvested.

BALANCED FUND

---------------------------------------------
Total Return for Calendar Years Ended 12/31(1)
---------------------------------------------
-0.33%    25.43%   15.80%   21.73%   21.30%

1994      1995     1996     1997     1998
(1) The Fund's year-to-date return as of 6/30/99 (not annualized) was 5.30%. BEST QUARTER: 14.00% (4th Q 1998) WORST QUARTER: -7.32% (3rd Q 1998)
----------------------------------------------------------------------
Average Annual Total Returns as of 12/31/98
----------------------------------------------------------------------
                                                       Since Inception
                                     1-Year    5-Year    (12/1/93)
                                     ------    ------    ---------
BALANCED FUND                        21.30%    16.40%    16.40%
Lehman Aggregate Bond Index(1)        8.69%     7.27%     7.27%
S&P 500 Index(2)                     28.58%    24.05%    24.05%
(1) An unmanaged index which measures the performance of U.S. investment-grade bonds. It is composed of investment-grade securities from the Lehman Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index.
(2) An unmanaged index which measures the performance of 500 widely held common stocks of large-cap companies.

LARGE CAP GROWTH FUND

-------------------------------------------------------------------------------------
Total Return for the Calendar Years Ended 12/31(1)
-------------------------------------------------------------------------------------
32.02%   -2.37%    32.72%   4.94%   3.15%   2.83%   31.66%   23.05%   31.70%   30.56%

1989      1990     1991     1992    1993    1994    1995     1996     1997     1998

(1) The Fund's year-to-date return as of 6/30/99 (not annualized) was 8.63%. BEST QUARTER: 22.54% (4th Q 1998) WORST QUARTER: -13.54% (3rd Q 1998)

---------------------------------------------------------------
Average Annual Total Return as of 12/31/98
---------------------------------------------------------------
                                   1-Year    5-Years   10-Years
                                   ------    -------   --------
LARGE CAP GROWTH FUND              30.56%    23.43%    18.16%
Russell 1000 Growth Index(1)       38.72%    25.70%    20.57%
S&P 500 Index(2)                   28.58%    24.06%    19.21%
(1) An unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
(2) An unmanaged index which measures the performance of 500 widely held common stocks of large-cap companies.

REGIONAL GROWTH FUND

-----------------------------------------------
Total Returns for Calendar Years Ended 12/31(1)
-----------------------------------------------

23.05%
1998
(1)   The Fund's year-to-date return as of 6/30/99 (not annualized) was 7.25%.

BEST QUARTER: 27.65% (4th Q 1998)           WORST QUARTER: -14.39% (3rd Q 1998)

---------------------------------------------------
Average Annual Total Returns as of 12/31/98
---------------------------------------------------
                                    Since Inception
                            1-year    (12/31/97)
                            ------    ----------
REGIONAL GROWTH FUND        23.05%    23.05%
Russell 3000 Index(1)       24.15%    24.15%
S&P 500 Index(2)            28.58%    28.58%
(1) An unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.
(2) An unmanaged index which measures the performance of 500 widely held common stocks of large-cap companies.

MID CAP GROWTH FUND

----------------------------------------------------------------------------------------
Total Return for Calendar Years Ended 12/31(1)
----------------------------------------------------------------------------------------
35.15%   -2.04%    65.50%   -2.14%    8.55%   -0.47%    33.64%   21.87%   17.70%   6.84%

1989      1990     1991      1992     1993     1994     1995     1996     1997     1998

(1)   The Fund's year-to-date return as of 6/30/99 (not annualized) was 12.36%.
BEST QUARTER: 28.89% (1st Q 1991)          WORST QUARTER: -19.10% (3rd Q 1998)

-----------------------------------------------------------------
Average Annual Total Return as of 12/31/98
-----------------------------------------------------------------
                                     1-Year    5-Years   10-Years
                                     ------    -------   --------
MID CAP GROWTH FUND                  6.84%     15.31%    16.85%
Russell MidCap Growth Index(1)       17.87%    17.34%    17.30%
S&P MidCap 400 Index(2)              19.11%    18.84%    19.29%
(1) An unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index.
(2) An unmanaged index which measures the performance of 400 widely held common stocks of mid-cap companies.

INTERNATIONAL GROWTH FUND

----------------------------------------------------------------------
Total Return for Calendar Years Ended 12/31(1)
----------------------------------------------------------------------

4.10%(2)    2.69%   48.37%   -2.99%    9.36%   10.31%   4.81%   18.95%

1991        1992    1993      1994     1995    1996     1997    1998
(1)   The Fund's year-to-date return as of 6/30/99 (not annualized) was 1.73%.
(2)   Period from Fund inception (11/1/91) through calendar year end.
BEST QUARTER: 19.97% (4th Q 1998) WORST QUARTER: -14.37% (3rd Q 1998)

--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/98
--------------------------------------------------------------------------------
                                                                 Since Inception
                                               1-Year    5-Year   (11/1/91)
                                               ------    ------   ---------
INTERNATIONAL GROWTH FUND                      18.95%    7.85%    12.41%
Morgan Stanley Capital Int'l EAFE Index(1)     20.00%    9.19%    8.64%
Lipper International Fund Index(2)             12.65%    8.59%    10.64%
(1) An unmanaged index which measures the performance of international companies screened for liquidity, cross ownership, and industry representation.
(2) An equally weighted index composed of the largest mutual funds, within the international fund classification, adjusted for the reinvestment for capital gains distributions and income dividends. International funds are those funds that invest fund assets in securities with primary trading markets outside of the United States.

SMALL CAP GROWTH FUND

----------------------------------------------
Total Return for Calendar Years Ended 12/31(1)
----------------------------------------------

11.57%(2)    52.16%   14.97%   7.63%   1.97%

1994         1995     1996     1997    1998
(1)   The Fund's year-to-date return as of 6/30/99 (not annualized) was 13.47%.
(2)   Period from Fund inception (7/1/94) through calendar year end.
BEST QUARTER: 20.24% (3rd Q 1995)           WORST QUARTER: -17.05% (3rd Q 1998)

----------------------------------------------------------
Average Annual Total Returns as of 12/31/98
----------------------------------------------------------
                                            Since Inception
                                   1-year   (7/1/94)
                                   ------   --------
SMALL CAP GROWTH FUND              1.97%    18.43%
Russell 2000 Index(1)             -2.54%    14.86%
Russell 2000 Growth Index(2)       1.24%    14.06%
(1) An unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index (an index of the 3,000 largest U.S. companies based on total market capitalization).
(2) An unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

SCIENCE AND TECHNOLOGY GROWTH FUND

-----------------------------------------------
Total Returns for Calendar Years Ended 12/31(1)
-----------------------------------------------

38.40%
1998
(1) The Fund's year-to-date return as of 6/30/99 (not annualized) was 10.04%. BEST QUARTER: 25.48% (4th Q 1998) WORST QUARTER: -6.29% (3rd Q 1998)

---------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/98
---------------------------------------------------------------------------
                                                            Since Inception
                                                  1-year    (12/31/97)
                                                  ------    ----------
SCIENCE AND TECHNOLOGY GROWTH FUND                38.40%    38.40%
S&P 500 Index(1)                                  28.58%    28.58%
Pacific Stock Exchange Technology 100 Index       54.60%    54.60%
(1) An unmanaged index which measures the performance of 500 widely held common stocks of large-cap companies. Since the Fund's inception, the Pacific Stock Exchange Technology 100 Index ("PSE Tech 100 Index") was used to compare performance, however, the Adviser now believes the S&P 500 Index to be a more appropriate broad-based securities market index with which to compare performance, for two main reasons: The Fund contains a significant amount of health care stocks, unlike the PSE Tech 100 Index, and the S&P 500 Index is the most commonly used Index for Science & Technology sector funds.

DEVELOPING MARKETS GROWTH FUND

-------------------------------------------------
Total Return for Calendar Years Ended 12/31(1)
-------------------------------------------------

-2.02%(2)    -4.29%    17.27%   -5.20%    -24.93%

 1994         1995     1996      1997      1998
(1)   The Fund's year-to-date return as of 6/30/99 (not annualized) was 28.44%.
(2)   Period from Fund inception (7/1/94) through calendar year end.
BEST QUARTER: 12.32% (2nd Q 1997) WORST QUARTER: -23.09% (3rd Q 1998)

------------------------------------------------------------------
Average Annual Total Returns as of 12/31/98
------------------------------------------------------------------
                                                   Since Inception
                                        1-year     (7/1/94)
                                        ------     --------
DEVELOPING MARKETS GROWTH FUND          -24.93%    -5.29%
MSCI Emerging Markets Free Index(1)     -27.52%    -9.94%
Lipper Emerging Market Fund Index(2)    -26.87%    -7.56%
(1) An unmanaged index which measures the performance of over 1,000 international emerging companies representing the stock markets of over 25 countries.
(2) An equally weighted index composed of the largest mutual funds within the emerging market fund classification, adjusted for the reinvestment for capital gains distributions and income dividends. Emerging market funds are those funds that seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where "emerging market" is defined by a country's GNP per capita or other economic measures.

FEES AND EXPENSES

This table shows fees and expenses that you may pay if you buy and hold shares of the Funds. All Sit Mutual Funds are 100% no-load investments, so you will not pay any shareholder fees such as sales loads, redemption fees or exchange fees when you buy or sell shares of the Funds. However, when you hold shares of a Fund you indirectly pay a portion of the Fund's operating expenses. These expenses are deducted from Fund assets.

SHAREHOLDER FEES (fees paid directly from your investment)                    None
------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
------------------------------------------------------------------------------------------
                                    Management    Distribution    Other       Total Annual
                                    Fees          (12b-1) Fees    Expenses    Fund Operating
                                                                              Expenses
Balanced                            1.00%         None            None        1.00%
Large Cap Growth                    1.00%         None            None        1.00%
Regional Growth                     1.25%(1)      None            None        1.25%(1)
Mid Cap Growth                      1.25%(1)      None            None        1.25%(1)
International Growth                1.85%(1)      None            None        1.85%(1)
Small Cap Growth                    1.50%         None            None        1.50%
Science and Technology Growth       1.50%(1)      None            None        1.50%(1)
Developing Markets Growth           2.00%         None            None        2.00%

(1) Management fee does not reflect the Adviser's waiver of fees. Actual expenses are lower than those shown in the table because of voluntary fee waivers by the Adviser. As a result of the fee waiver, actual management fees paid by the Regional Growth, Mid Cap Growth, International Growth, and Science and Technology Growth Funds were 1.00%, 1.00% 1.50%, and 1.25%, respectively, of the Fund's average daily net assets. After December 31, 2000, the fee waivers may be terminated at any time by the Adviser.

EXAMPLE

This example is intended to help you compare the cost of investing in each Fund (before the fee waiver) with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated (with reinvestment of all dividends and distributions), that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that you redeem all of your shares at the end of those periods. Although your actual costs and returns may differ, based on these assumptions your costs would be:

                                 1-Year    3-Years    5-Years    10-Years
                                 ------    -------    -------    --------
Balanced                         $103      $320       $555       $1,229
Large Cap Growth                 $103      $320       $555       $1,229
Regional Growth                  $128      $399       $690       $1,518
Mid Cap Growth                   $128      $399       $690       $1,518
International Growth             $190      $587       $1,009     $2,184
Small Cap Growth                 $154      $477       $824       $1,801
Science and Technology Growth    $154      $477       $824       $1,801
Developing Markets Growth        $205      $633       $1,087     $2,345

--------------------------------------------------------------------------------
FUND MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Sit Investment Associates, Inc. (the "Adviser"), 4600 Norwest Center, Minneapolis, Minnesota 55402, is the Funds' investment adviser. The Adviser was founded in 1981 and provides investment management services for both public and private clients. As of June 30, 1999, the Adviser had approximately $7.7 billion in assets under management, including approximately $2 billion for the 13 Sit Mutual Funds.

Under Investment Management Agreements between each Fund and the Adviser (the "Agreements"), the Adviser manages each Fund's business and investment activities, subject to the authority of the board of directors. The Agreements require the Adviser to bear each Fund's expenses except interest, brokerage commissions and transaction charges and certain extraordinary expenses. Each Fund pays the Adviser a monthly fee for its services. During their most recent fiscal year, after taking into account voluntary fee waivers, the Funds paid the following advisory fees to the Adviser:

                                         Advisory fee as a % of
Fund                                     average daily net assets
----                                     ------------------------
Balanced Fund                                    1.00%
Large Cap Growth Fund                            1.00%
Regional Growth Fund                             1.00%(1)
Mid Cap Growth Fund                              1.00%(1)
International Growth Fund                        1.50%(1)
Small Cap Growth Fund                            1.50%
Science and Technology Growth Fund               1.25%(1)
Developing Markets Growth Fund                   2.00%
      (1) Net of voluntary fee waivers. After December 31, 2000, these voluntary fee waivers may be discontinued by the Adviser in its sole discretion. The contractual fees (without waivers) for the Regional Growth, Mid Cap Growth, International Growth, and Science and Technology Growth Funds are 1.25%, 1.25%, 1.85%, and 1.50%, respectively, per year of the Fund's average daily net assets.

INVESTMENT SUB-ADVISER

Sit/Kim International Investment Associates, Inc. (the "Sub-Adviser"), 4600 Norwest Center, Minneapolis, Minnesota 55402, is the Sub-Adviser for the Developing Markets Growth and International Growth Funds. The Sub-Adviser was founded in 1989 and is a majority owned subsidiary of the Adviser. The Sub-Adviser is an international investment management firm and as of June 30, 1999, had approximately $891 million in assets under management. The Sub-Adviser has offices in New York and San Francisco and has consulting relationships in Beijing, Hong Kong and Seoul.

Under a Sub-Advisory Agreement with the Adviser, the Adviser pays the Sub-Adviser a portion of its advisory fee for managing the Developing Market Growth and International Growth Funds' business and investment activities.

PORTFOLIO MANAGEMENT

The Funds' investment decisions are made by a team. Eugene C. Sit is the Adviser's Chief Investment Officer and oversees the investment decisions for the Funds. Peter L. Mitchelson is the Adviser's President and Chief Strategist. Roger J. Sit is the Adviser's Executive Vice President - Research and Investment Management. Mr. Eugene C. Sit and Mr. Mitchelson have been with the Adviser and each of the Funds since their inception. Mr. Roger Sit joined the Adviser in early 1998 with 13 years of investment management experience.

Sit/Kim International Investment Associates, Inc. is the Sub-Adviser for the International Growth Fund and the Developing Markets Growth Fund. Eugene C. Sit is the Sub-Adviser's Chief Investment Officer. Roger J. Sit and Andrew B. Kim are Deputy Chief Investment Officers of the Sub-Adviser. Mr. Eugene Sit and Mr. Kim have been with the Sub-Adviser and the international funds since their inception. Mr. Roger Sit joined the Adviser in early 1998 with 13 years of investment management experience.

DISTRIBUTOR

SIA Securities Corp. (the "Distributor"), an affiliate of the Adviser, is the distributor for the Funds. The Distributor markets the Funds' shares only to certain institutional and individual investors and all other sales of the Funds' shares are made by each Fund.

The Distributor or the Adviser may enter into agreements under which various brokerage firms provide administrative services for customers who are beneficial owners of shares of the Funds. The Distributor or Adviser may compensate these firms for the services provided, with compensation based on the aggregate assets of customers that are invested in the Funds.

CUSTODIAN AND TRANSFER AGENT

The Northern Trust Company, located at 50 LaSalle Street, Chicago, IL 60675, is the Custodian for the Funds.

                        [*Sidebar:] The Custodian holds the Funds' securities and cash, receives and pays for securities purchased, delivers against payment for securities sold, receives and collects income from investments and performs other administrative duties.

First Data Investor Services Group, Inc., located at 4400 Computer Drive, Westboro, MA 01581, is the Transfer Agent for the Funds.

                        [*Sidebar:] The Transfer Agent processes purchase orders, redemption orders and handles all related shareholder accounting services.

--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

SHARE PRICE

Your price for purchasing, selling, or exchanging shares is based on the Fund's net asset value (NAV) per share, which is calculated as of the close of regular trading on the New York Stock Exchange (generally 3:00 p.m. Central time) every day the exchange is open. The NAV per share of the other Funds will fluctuate.

                        [*Sidebar]: A Fund's share price or NAV is determined by adding the total value of a Fund's investments and other assets (including accrued income), subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Fund.

NAV is based on the market value of the securities in a fund's portfolio. When market value prices are not readily available, fair value is determined in good faith by the Adviser using methods approved by the board of directors. Short-term debt securities maturing in less than 60 days are valued at amortized cost. The amortized cost method of valuation initially values a security at its purchase cost, then consistently adjusts the cost value by amortizing/accreting any discount or premium paid until the security's maturity without regard to fluctuating interest rates.

WHEN ORDERS ARE EFFECTIVE

Purchase, exchange, and sale orders are received and may be accepted by Sit Mutual Funds only on days the New York Stock Exchange ("NYSE") is open. PURCHASE, EXCHANGE, AND SALE ORDERS RECEIVED PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 3:00 P.M. CENTRAL TIME) ARE INVESTED OR SOLD AT THE NET ASSET VALUE PER SHARE CALCULATED FOR THAT BUSINESS DAY, EXCEPT PURCHASES MADE TO AN EXISTING ACCOUNT VIA AUTOMATED CLEARING HOUSE, "ACH," ELECTRONIC TRANSFER OF FUNDS. ACH PURCHASES ARE INVESTED AT THE NET ASSET VALUE PER SHARE ON THE NEXT BUSINESS DAY AFTER YOUR TELEPHONE CALL TO THE FUNDS IF YOU CALL THE FUNDS PRIOR TO THE CLOSE OF THE NYSE. Your bank account will be debited within 1 to 2 business days.

IF YOUR PURCHASE, EXCHANGE, OR SALE ORDER IS RECEIVED AFTER THE CLOSE OF THE NYSE, THE PURCHASE, EXCHANGE OR SALE WILL BE MADE AT THE NET ASSET VALUE CALCULATED ON THE NEXT DAY THE NYSE IS OPEN.

The Funds may reject or restrict any purchase or exchange order at any time, when, in the judgment of management, it is in the best interests of the Funds. For example, it may be in the best interests of the Funds to reject purchase and exchange orders that are short-term or restrict excessive trading into and out of the Funds since such orders may harm performance by disrupting portfolio management strategies and increasing expenses.

PURCHASING SHARES

Shares of the Funds may be purchased on any day the NYSE is open with a minimum initial investment of $2,000. If you establish an on-going Automatic Investment Plan, the minimum initial investment is $500. If you open a retirement, education, or UGMA or UTMA account, there is no minimum initial investment amount.

Once an account is opened, additional investments must be at least $100, except for retirement, education, and UGMA / UTMA accounts which have no minimum additional investment amount.

INITIAL PURCHASE BY MAIL
You may complete and sign an account application and mail it to the Funds as instructed on the application. Enclose a check made payable to Sit Mutual Funds. Third party checks are not accepted.

INITIAL PURCHASE BY WIRE
You may have your bank wire Federal Funds to purchase shares of the Funds. Your bank may charge you a wire fee. Before money is wired for an initial purchase (new account), you must fax a copy of a completed account application to Sit Mutual Funds. The Funds will provide you with an account number and wiring instructions.

After opening an account by wire transfer, you must mail the completed account application containing original signatures to Sit Mutual Funds. If a completed application is not received or your social security or tax identification number is not certified with a Form W-9, your account will be subject to back-up withholding within 60 days.

Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Funds or the Funds' Transfer Agent.

                        [*Sidebar:]  Questions?
                        Call 1-800-332-5580
                        or 612-334-5888

ADDITIONAL PURCHASES BY MAIL
You may make additional purchases by mailing the investment slip attached to your account confirmation statement or a letter of instruction containing your account number and the name(s) on the account, together with a check made payable to Sit Mutual Funds. INVESTMENT SLIPS ARE ELECTRONICALLY CODED AND ARE NOT INTERCHANGEABLE AMONG FUNDS. To open an account in account in a new Fund, refer to procedures outlined above in "Initial Purchase by Mail."

ADDITIONAL PURCHASES BY WIRE
You may make additional purchases by wiring funds according to the wire instructions on the back cover of this prospectus. After you have initiated the wire purchase through your bank, notify Sit Mutual Funds that a wire purchase is being made to your account.

ADDITIONAL PURCHASES BY ACH
You may make additional purchases via electronic transfer of funds if you have selected this option on the account application. To add this option to an existing account, complete the Change of Account Options form. This option will begin within 10 days of the Fund's receipt of the change form. To place an ACH purchase order, call an Investor Services Representative at 1-800-332-5580. Your purchase will be invested at the net asset value per share on the next business day after your telephone call to the Funds if you call prior to the close of the NYSE, generally 3:00 p.m. Central time.

ADDITIONAL PURCHASES BY AUTOMATIC INVESTMENT PLAN
You may make additional purchases automatically on any day of the month if you have completed the Automatic Investment Plan section of the account application. To add this option to an existing account, complete the Change of Account Options form. This option will begin within 10 days of the Fund's receipt of the change form. You can change the amount or terminate this option by written notice to the Funds at any time.

EXCHANGING SHARES

You may sell shares of one Fund and use the proceeds to buy shares of another Sit Mutual Fund, at no cost. Before making an exchange, you should read the prospectus and consider the investment objective of the Fund to be purchased.

An exchange of shares is a sale for federal income tax purposes and you may have a taxable capital gain or loss.

You may make an exchange to an existing account or to a new account. If your exchange creates a new account, the new account ownership must be identical and you must satisfy the minimum initial investment amount.

EXCHANGE BY TELEPHONE
You may exchange shares between the Funds by telephone. The exchange privilege is automatically established when you open your account, unless you indicate that you do not want the exchange privilege.

EXCHANGE BY MAIL
You may exchange shares between the Funds by written request to the Funds. A written request must be signed by all registered owners of the account.

EXCHANGE BY AUTOMATIC EXCHANGE PLAN
You may exchange fixed periodic amounts from one Fund to another Fund on any business day of the month if you have completed the Automatic Exchange section of the account application. An exchange may be done monthly, or you may choose which months you wish to have the exchange made. To add this option to an existing account, complete the Change of Accounts Options form.

EXCHANGE BY AUTOMATIC EXCHANGE PLAN
You may exchange shares between the Funds by using the automated telephone line at 1-800-332-5580 and following the instructions. You should have your personal identification number, account number, and fund numbers available.

SELLING SHARES

You may sell all or a portion of your shares on any day when the NYSE is open, at no cost. You may receive more or less than your cost depending on the market value of the Fund's securities. A request to sell cannot be canceled or revoked.

SELL BY MAIL
You may sell shares by sending a written request to Sit Mutual Funds that includes the following information:
-     Name of the Fund;
-     Name(s) on the account;
-     Account number;
-     Dollar amount or number of shares to be redeemed;
- Other supporting legal documents as required for estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations;
- Directions specifying whether you want to receive the proceeds by mail, fed wire or ACH (see "Payment of Sale Proceeds" below for additional information you must include in your written request);
- Signatures of all registered account owners, exactly as their names appear on the account. THE SIGNATURE MUST BE GUARANTEED IF:
      (a) You would like the proceeds from the sale to be paid to anyone other than the registered account owner(s), or
      (b) You would like the check mailed to an address other than the registered address, or
      (c) You want the proceeds sent via bank wire to a bank different than the bank authorized by you on your account application.

                        [*Sidebar]: A signature guarantee assures that a signature is genuine a and protects shareholders from unauthorized account transfers. Most banks, brokerage firms, and other financial institutions guarantee signatures.

                        [*Sidebar]: Call your financial institution to determine if it has this capability. A notary public stamp or seal cannot be substituted for a signature guarantee.

You will receive the proceeds from the sale of shares according to the method you indicate in your written request - either by mail, wire or ACH.

SELL BY TELEPHONE
You may sell shares, up to $50,000 per day, by calling Sit Mutual Funds if you completed the Banking Authorization section and the Telephone Redemption section of the account application for each account that you want the option. To add this option to an existing account, or to change your banking information provided on the application, you must complete a Change of Account Options form. A signature guarantee is required with the change form if you are changing the address or bank account to where we will send your redemption proceeds. The $50,000 limitation does not apply to omnibus accounts. For purposes of this limitation, accounts with the same registration in different Funds will be aggregated.

You will receive the proceeds from the sale of shares according to the method you chose in the Telephone Redemption section of the account application - either by mail, wire, or ACH.

SELL BY AUTOMATIC WITHDRAWAL PLAN
You may sell shares through an Automatic Withdrawal Plan and receive sales proceeds of at least $100 on a monthly, quarterly, semi-annual or annual basis if you have completed the Special Services section of the account application. To add this option to an existing account, you must complete the Change of Accounts Options form. This option will begin within 10 days of the Fund's receipt of the change form. Automatic withdrawals may eventually exhaust your account. Each withdrawal constitutes a sale for federal income tax purposes and you may have a taxable capital gain or loss.

You will receive the proceeds from the sale of shares according to the method you chose in the Special Services section of the account application - either by mail or ACH.

PAYMENT OF SALE PROCEEDS
Your sale proceeds generally will be paid as soon as possible, generally not later than seven business days after receipt of a request to sell. HOWEVER, IF YOUR SHARES WERE RECENTLY PURCHASED WITH NONGUARANTEED FUNDS, SUCH AS A PERSONAL CHECK, AND YOU REQUEST TO SELL SHARES OR YOU WRITE A DRAFT ON YOUR ACCOUNT, YOUR SALES PROCEEDS CHECK MAY BE DELAYED UNTIL YOUR CHECK CLEARS, WHICH MAY TAKE UP TO 15 DAYS, OR THE FUND MAY RETURN YOUR DRAFT. YOU MAY AVOID THIS DELAY BY PURCHASING SHARES WITH A BANK WIRE OF FEDERAL FUNDS.

You may receive proceeds from the sale of your shares in one of three ways:

1. BY MAIL. AVAILABLE FOR SALES INITIATED BY A WRITTEN OR TELEPHONE REQUEST OR AN AUTOMATIC WITHDRAWAL PLAN. We can mail a check of the proceeds from the sale of shares to your address of record. If you would like the check mailed to an address other than the address of record, you must submit a written sales request which includes the alternative address and a SIGNATURE GUARANTEE. Your check will generally be mailed to you within 7 business days after receipt of your request to sell.

2. BY WIRE. AVAILABLE FOR SALES INITIATED BY A WRITTEN OR TELEPHONE REQUEST. We can transmit the proceeds from the sale of shares by wire to your bank account. If you have not provided wire instructions with the banking information on your application, or if the wire instructions are different than previously provided, you must submit a written sales request which includes wire instructions, the bank's address, and a SIGNATURE GUARANTEE. Your bank account usually will be credited within 1 to 2 business days after the Funds receive your written or telephone request to sell shares.

      The Funds' bank charges a wire fee (currently $8) which will be deducted from the balance of your account or from the amount being wired if your account has been completely redeemed. The recipient bank may also charge a wire fee.

3. BY ACH. AVAILABLE FOR SALES INITIATED BY A WRITTEN REQUEST, TELEPHONE REQUEST, OR AUTOMATIC WITHDRAWAL PLAN. We can send ACH proceeds from the sale of shares for non-IRA accounts to your bank account. Your bank account usually will be credited within 1 to 2 business days after the Funds receive your request to sell shares.

INVOLUNTARY REDEMPTIONS
If your account balance in a Fund falls below $2,000 as a result of selling or exchanging shares, the Fund has the right to redeem your shares and send you the proceeds. Before redeeming your account, the Fund will mail you a notice of its intention to redeem, which will give you an opportunity to make an additional investment. If you do not increase the value of your account to at least $2,000 within 30 days of the date the notice was mailed, the Fund may redeem your account. The $2,000 minimum balance requirement does not apply to retirement, education, UGMA or UTMA accounts, or if you have established an on-going Automatic Investment Plan.

INVESTING THROUGH A THIRD PARTY

There is no charge to invest, exchange, or sell shares when you make transactions directly through Sit Mutual Funds.

If you invest in the Funds through a third party, rather than directly with Sit Mutual Funds, the fees and policies may be different than described in this Prospectus. Banks, brokers, 401(k) plans, financial advisors, and financial supermarkets may charge commissions and transaction fees and may set different minimum investments or limitations on purchasing or selling shares. Consult a representative of your plan or financial institution if you are unsure of their fees and policies.

DIVIDENDS AND DISTRIBUTIONS

Dividends from a Fund's net investment income are declared daily and paid monthly. Net investment income includes dividends on stocks and interest earned on bonds or other debt securities less operating expenses.

Capital gains, if any, are distributed at least once a year by each Fund. A capital gain occurs if a Fund sells portfolio securities for more than its cost.

Dividend and capital gain distributions are automatically reinvested in additional shares of the Fund paying the distribution at the net asset value per share on the distribution date. However, you may request that distributions be automatically reinvested in another Sit Mutual Fund, or paid in cash. Such requests may be made on the application, Change of Accounts Options form, or by written notice to Sit Mutual Funds. You will receive a quarterly statement reflecting the dividend payment and, if applicable, the reinvestment of dividends. If cash payment is requested, an ACH transfer will be initiated, or a check normally will be mailed within five business days after the payable date. If the check cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will automatically be reinvested in Fund shares. No interest will accrue on uncashed distribution, dividend, or sales proceeds checks.

RETIREMENT AND OTHER TAX-DEFERRED ACCOUNTS

Taxes on current income can be deferred by investing in Keogh plans, Individual Retirement Accounts (IRAs), Simplified Employee Pensions (SEPs), 401(k), pension, profit-sharing, employee benefit, deferred compensation and other qualified retirement plans.

The Funds are available for your tax-deferred retirement plan with no minimum investment requirements for initial or subsequent contributions. Such retirement plans must have a qualified plan sponsor or trustee. The Adviser sponsors prototype 401(k), profit sharing, and money purchase plans as well as IRA, SEP-IRA and Keogh plans. You should contact the Adviser for specific plan documentation.

The Funds are also available for Education IRAs, which are vehicles for saving for post-secondary education on a tax-deferred basis. Contributions to an Education IRA cannot be made after the minor turns age 18, and are not deductible for tax purposes.

The federal tax laws governing these tax-deferred plans must be complied with to avoid adverse tax consequences. You should consult your tax adviser before investing.

TAXES

Some of the tax consequences of investing in the Funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

TAXES ON DISTRIBUTIONS
Each Fund pays its shareholders distributions from its net investment income and any net capital gains that it has realized. For most investors, these distributions will be taxable, whether paid in cash or reinvested.

Distributions paid from a Fund's net investment income and short-term capital gains, if any, are taxable as ordinary income. Distributions paid from a Fund's long-term capital gains, if any, are taxable as long-term capital gains, regardless of how long you have held your shares (unless your investment is in an IRA or other tax-advantaged account).

TAXES ON TRANSACTIONS
The sale or exchange of your shares in a Fund is a taxable transaction, and you may incur a capital gain or loss on the transaction. If you held the shares for more than one year, such gain or loss would be a long-term gain or loss. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

OTHER SECURITIES, INVESTMENT PRACTICES, AND POLICIES

The principal investment strategies and risk factors of each Fund are outlined in the section entitled "Fund Summaries." Below are brief discussions of certain other investment practices of the Funds, and certain additional risks of investing in the Funds. Each Fund may invest in securities and use investment strategies that are not described in this Prospectus but are described in the Statement of Additional Information.

DURATION
Duration measures how much the value of a security is expected to change with a given change in interest rates. Effective duration is one means used to measure interest rate risk. The longer a security's effective duration, the more sensitive its price to changes in interest rates. For example, if interest rates rise by one percent, the market value of a security with an effective duration of two years would decrease by 2%, with all other factors being constant. The Adviser uses several methods to compute duration estimates appropriate for particular securities held in the Funds' portfolios. Duration estimates are based on assumptions by the Adviser and subject to a number of limitations. Duration is most useful when interest rate changes are small, rapid, and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for bonds with prepayment options, such as mortgage-related securities, because the calculation requires assumptions about prepayment rates.

PORTFOLIO TURNOVER
The Funds may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker dealers that the Fund pays when it buys and sells securities, which may decrease the Fund's yield. The "Financial Highlights" section of this Prospectus shows each Fund's historical portfolio turnover rate.

SECURITIES RATINGS
When debt securities are rated by one or more independent rating agencies, the Adviser uses these ratings to determine bond quality. Investment-grade debt securities are those that are rated within the four highest rating categories, which are AAA, AA, A, and BBB by Standard & Poor's Corporation, Fitch IBCA, and Duff & Phelps Credit Rating Company, and Aaa, Aa, A and Baa by Moody's Investor Services. If a debt security's credit quality rating is downgraded after a Fund's purchase, the Adviser will consider whether any action, such as selling the security, is warranted.

INVESTMENT IN THE SIT MONEY MARKET FUND
Each Fund may invest up to 25% of its total net assets in shares of the money market funds advised by the Adviser, which includes the Sit Money Market Fund, subject to the conditions contained in an exemptive order issued to the Funds by the Securities and Exchange Commission. These investments may be made in lieu of direct investments in short-term money market instruments if the Adviser believes that they are in the best interest of the Funds.

TEMPORARY DEFENSIVE INVESTING
For temporary defensive purposes in periods of unusual market conditions, each Fund may invest all of its total assets in cash or short-term debt securities including certificates of deposit, bankers' acceptances and other bank obligations, corporate and direct U.S. obligation bonds, notes, bills, commercial paper and repurchase agreements.

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Some of this information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned or lost on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by KPMG LLP, independent auditors, whose report, along with the Funds' financial statements, is included in the Funds' annual report, which is available upon request.


                                SIT BALANCED FUND

                                                                                  FISCAL YEARS ENDED JUNE 30,
                                                                 ----------------------------------------------------------
                                                                1999           1998           1997           1996            1995
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
Beginning of period                                            $16.68         $14.93         $12.57         $10.99          $9.48
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                             .32            .34            .33            .30            .28
Net realized and unrealized gains (losses) on investments        1.45           2.99           2.42           1.57           1.50
---------------------------------------------------------------------------------------------------------------------------------
Total from operations                                            1.77           3.33           2.75           1.87           1.78
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                                       (.31)          (.35)          (.32)          (.29)          (.27)
From realized gains                                              (.76)         (1.23)          (.07)            --             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                             (1.07)         (1.58)          (.39)          (.29)          (.27)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
End of period                                                  $17.38         $16.68         $14.93         $12.57         $10.99
---------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                     11.25%         23.95%         22.42%         17.26%         19.16%
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000s omitted)                    $12,112         $7,422         $5,103         $4,062         $2,444

RATIOS:
Expenses to average daily net assets                             1.00%          1.00%          1.00%          1.00%          1.00%
Net investment income to average daily net assets                2.01%          2.20%          2.48%          2.61%          2.97%
Portfolio turnover rate (excluding short-term securities)       89.37%         62.62%         38.16%        101.37%         50.61%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                            SIT LARGE CAP GROWTH FUND

                                                                             FISCAL YEARS ENDED JUNE 30,
                                                                -----------------------------------------------
                                                               1999         1998       1997          1996          1995
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
Beginning of year                                             $49.34       $40.39     $32.75        $28.38        $23.89
----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                           (.04)         .02        .07           .04           .11
Net realized and unrealized gains (losses) on investments       6.96        13.17      10.02          6.61          5.88
----------------------------------------------------------------------------------------------------------------------------
Total from operations                                           6.92        13.19      10.09          6.65          5.99
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                                      (.01)        (.07)      (.03)         (.04)         (.09)
From realized gains                                            (3.41)       (4.17)     (2.42)        (2.24)        (1.41)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                            (3.42)       (4.24)     (2.45)        (2.28)        (1.50)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
End of year                                                   $52.84       $49.34     $40.39        $32.75        $28.38
----------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                    15.10%       35.33%     32.36%        24.48%        26.33%
----------------------------------------------------------------------------------------------------------------------------
Net assets at end of year  (000s omitted)                   $140,258     $117,496    $72,226       $53,017       $45,211

RATIOS:
Expenses to average daily net assets                            1.00%        1.00%      1.00%(2)      1.00%(2)      1.00%(2)
Net investment income to average daily net assets              (0.09)%       0.06%      0.20%(2)      0.14%(2)      0.42%(2)
Portfolio turnover rate (excluding short-term securities)      70.51%       43.61%     32.23%        49.99%        67.14%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
(2) During the years ended June 30, 1997, 1996, and 1995, the investment adviser voluntarily absorbed $50,548, $110,099, $132,305, respectively, in expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.08%, 1.23%, and 1.35% for the years ended June 30, 1997, 1996, and 1995, respectively, and the ratio of net investment income (loss) to average daily net assets would have been 0.11%, (0.09%), and 0.07% , respectively.

                            SIT REGIONAL GROWTH FUND

                                                                   YEAR             SIX MONTHS
                                                                   ENDED              ENDED
                                                               JUNE 30, 1999      JUNE 30, 1998
-----------------------------------------------------------------------------------------------
NET ASSET VALUE:
Beginning of year                                                  $11.26            $10.00
-----------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                                (.01)              .02
Net realized and unrealized gains (losses) on investments            1.94              1.24
-----------------------------------------------------------------------------------------------
Total from operations                                                1.93              1.26
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS:
From net investment income                                           (.02)              --
From realized gains                                                   --                --
-----------------------------------------------------------------------------------------------
Total distributions                                                  (.02)              .00
-----------------------------------------------------------------------------------------------
NET ASSET VALUE:
End of year                                                        $13.17            $11.26
-----------------------------------------------------------------------------------------------
Total investment return (1)                                         17.21%            12.60%
-----------------------------------------------------------------------------------------------
Net assets at end of year (000s omitted)                           $7,524            $4,982

RATIOS:
Expenses to average daily net assets                                 1.00%(2)          1.00%(2)
Net investment income to average daily net assets                   (0.04)%(2)         0.44%(2)
Portfolio turnover rate (excluding short-term securities)           68.71%            19.71%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
(2) Percentages for period ended June 30, 1998 are adjusted to an annual rate. Total Fund expenses are contractually limited to 1.25% of average daily net assets. However, during the period ended June 30, 1999 and 1998, the investment adviser voluntarily absorbed $14,845 and $3,611 in expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.25% for the period ended June 30, 1999 and 1998, and the ratio of net investment income (loss) to average daily net assets would have been (0.29%) and 0.19%, respectively.

                             SIT MID CAP GROWTH FUND

                                                                                    FISCAL YEARS ENDED JUNE 30,
                                                             ---------------------------------------------------------------------
                                                               1999            1998            1997            1996         1995
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
Beginning of year                                             $16.49          $15.43          $15.58          $13.00       $11.08
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)                                    (.06)           (.07)           (.03)           (.04)         --
Net realized and unrealized gains (losses) on investments        .65            3.15            2.50            4.07         2.96
----------------------------------------------------------------------------------------------------------------------------------
Total from operations                                            .59            3.08            2.47            4.03         2.96
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                                       --              --              --              --           --
From realized gains                                            (2.54)          (2.02)          (2.62)          (1.45)       (1.04)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                            (2.54)          (2.02)          (2.62)          (1.45)       (1.04)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
End of year                                                   $14.54          $16.49          $15.43          $15.58       $13.00
----------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                     6.94%          22.19%          17.23%          33.00%       28.44%
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year (000s omitted)                    $375,343        $404,327        $386,543        $356,317     $327,879

RATIOS:
Expenses to average daily net assets                            1.00%(2)        1.00%(2)        0.92%(2)        0.77%        0.83%
Net investment income (loss) to average daily net assets       (0.46)%(2)      (0.41)%(2)      (0.20)%(2)      (0.23)%       0.02%
Portfolio turnover rate (excluding short-term securities)      68.62%          52.62%          38.66%          50.38%       75.40%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
(2) Effective November 1, 1996, total Fund expenses are contractually limited to 1.25% of average daily net assets. However, during the years ended June 30, 1999, 1998 and 1997, the investment adviser voluntarily absorbed $865,657, $1,004,074, and $609,840, respectively, in expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.25%, 1.25% and 1.09% for the years ended June 30, 1999, 1998 and 1997, respectively, and the ratio of net investment income (loss) to average daily net assets would have been (0.71%),.(0.66%) and (0.37%), respectively.

                          SIT INTERNATIONAL GROWTH FUND

                                                                                 FISCAL YEARS ENDED JUNE 30,
                                                            --------------------------------------------------------------------
                                                              1999           1998          1997          1996          1995
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
Beginning of period                                          $19.14         $18.57        $16.29        $15.71        $14.87
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)                                   (.07)           .02           .01           .02           .09
Net realized and unrealized gain on investments                 .84           1.25          2.70          1.50          1.06
--------------------------------------------------------------------------------------------------------------------------------
Total from operations                                           .77           1.27          2.71          1.52          1.15
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                                     (.06)          (.03)         (.01)         (.09)         (.04)
From realized gains                                           (1.08)          (.67)         (.42)         (.85)         (.27)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           (1.14)          (.70)         (.43)         (.94)         (.31)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
End of period                                                $18.77         $19.14        $18.57        $16.29        $15.71
--------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                    4.51%          7.50%        17.04%        10.21%         7.86%
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000s omitted)                  $94,982        $99,721       $99,279       $88,712       $68,125

RATIOS:
Expenses to average daily net assets                           1.50%(2)       1.50%(2)      1.50%(2)      1.50%(2)      1.50%(2)
Net investment income (loss) to average daily net assets      (0.37)%(2)      0.12%(2)      0.05%(2)      0.13%(2)      0.62%(2)
Portfolio turnover rate (excluding short-term securities)     45.91%         43.74%        41.59%        38.55%        40.42%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
(2) Total Fund expenses are contractually limited to 1.85% of average daily net assets. However, during the years ended June 30, 1999, 1998, 1997, 1996, and 1995, the investment adviser voluntarily absorbed $325,038, $338,651, $306,575, $269,556, and $228,795, respectively, in expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.85% for the years ended June 30, 1999, 1998, 1997, 1996, and 1995, and the ratio of net investment income (loss) to average daily net assets would have been (0.72%), (0.23%), (0.30%), (0.22%), and 0.27%, respectively.

                            SIT SMALL CAP GROWTH FUND

                                                                            FISCAL YEARS ENDED JUNE 30,
                                                              ------------------------------------------------------
                                                              1999       1998        1997        1996        1995
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
Beginning of year                                            $20.35     $18.89      $19.27      $13.49      $10.00
--------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment  loss                                           (.18)      (.17)       (.14)       (.11)       (.02)
Net realized and unrealized gains on investments               1.20       2.31         .57        6.03        3.56
--------------------------------------------------------------------------------------------------------------------
Total from operations                                          1.02       2.14         .43        5.92        3.54
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
From realized gains                                           (3.09)      (.68)       (.81)       (.14)       (.05)
--------------------------------------------------------------------------------------------------------------------
Total distributions                                           (3.09)      (.68)       (.81)       (.14)       (.05)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
End of year                                                  $18.28     $20.35      $18.89      $19.27      $13.49
--------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                    8.77%     11.70%       2.37%      44.13%      35.59%
--------------------------------------------------------------------------------------------------------------------
Net assets at end of year (000s omitted)                    $50,335    $57,472     $58,358     $50,846     $12,015

RATIOS:
Expenses to average daily net assets                           1.50%      1.50%       1.50%       1.50%       1.50%
Net income (loss) to average daily net assets                 (1.08)     (0.72)%     (0.81)%     (0.91)%     (0.30)%
Portfolio turnover rate (excluding short-term securities)     71.84%     79.54%      58.39%      69.92%      49.39%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                     SIT SCIENCE AND TECHNOLOGY GROWTH FUND

                                                                     YEAR           SIX MONTHS
                                                                     ENDED             ENDED
                                                                 JUNE 30, 1999     JUNE 30, 1998
-------------------------------------------------------------------------------------------------
NET ASSET VALUE:
Beginning of period                                                 $11.77            $10.00
-------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)                                          (.07)             (.01)
Net realized and unrealized gain on investments                       3.53              1.78
-------------------------------------------------------------------------------------------------
Total from operations                                                 3.46              1.77
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                                             --                --
From realized gains                                                    --                --
-------------------------------------------------------------------------------------------------
Total distributions                                                    .00               .00
-------------------------------------------------------------------------------------------------
NET ASSET VALUE:
End of period                                                       $15.23            $11.77
-------------------------------------------------------------------------------------------------
Total investment return (1)                                          29.40%            17.70%
-------------------------------------------------------------------------------------------------
Net assets at end of period (000s omitted)                         $14,194            $4,858

RATIOS:
Expenses to average daily net assets                                  1.25%(2)          1.25%(2)
Net investment income (loss) to average daily net assets             (0.72)%(2)        (0.21)%(2)
Portfolio turnover rate (excluding short-term securities)            58.29%            19.37%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
(2) Percentages for period ended June 30, 1998 are adjusted to an annual rate. Total Fund expenses are contractually limited to 1.50% of average daily net assets. However, during the period ended June 30, 1999 and 1998, the investment adviser voluntarily absorbed $22,008 and $4,655, respectively, in expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.25% for the period ended June 30, 1999 and 1998, and the ratio of net investment income (loss) to average daily net assets would have been (0.97%) and (0.46%), respectively.

                       SIT DEVELOPING MARKETS GROWTH FUND

                                                                          FISCAL YEARS ENDED JUNE 30,
                                                            -----------------------------------------------------
                                                               1999       1998        1997       1996     1995
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
Beginning of year                                             $9.05      $13.04      $10.95     $9.41    $10.00
-----------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income (loss)                                    --         (.06)        .03       --        --
Net realized and unrealized gains (losses) on investments       .93       (3.92)       2.06      1.55      (.54)
-----------------------------------------------------------------------------------------------------------------
Total from operations                                           .93       (3.98)       2.09      1.55      (.54)
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                                      --         (.01)        --        --        --
From realized gains                                             --          --          --       (.01)     (.05)
-----------------------------------------------------------------------------------------------------------------
Total distributions                                             --         (.01)        --       (.01)     (.05)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
End of year                                                   $9.98       $9.05      $13.04    $10.95     $9.41
-----------------------------------------------------------------------------------------------------------------
Total investment return (1)                                   10.28%     (30.52)%     19.09%    16.51%    (5.44)%
-----------------------------------------------------------------------------------------------------------------
Net assets at end of year (000s omitted)                    $11,338     $11,505     $16,789    $8,646    $4,618

RATIOS:
Expenses to average daily net assets                           2.00%       2.00%       2.00%     2.00%     2.00%
Net investment income to average daily net assets             (0.05)%     (0.52)%      0.32%     0.06%     0.03%
Portfolio turnover rate (excluding short-term securities)     98.24%      53.36%      65.88%    46.22%    56.35

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

FOR MORE INFORMATION

FOR MORE INFORMATION ABOUT THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

STATEMENT OF ADDITIONAL                         ANNUAL / SEMI-ANNUAL REPORT
INFORMATION                                     The Funds' Annual and
The SAI contains more details                   Semi-Annual Reports include a
about the Funds and their                       discussion of the market
investment policies. The SAI is                 conditions and investment
incorporated in this Prospectus                 strategies that significantly
by reference.                                   affected the Funds' performance.



TO REQUEST A COPY OF THE DOCUMENTS LISTED ABOVE, OR TO OBTAIN MORE INFORMATION ABOUT THE FUNDS:

BY TELEPHONE:       BY E-MAIL:             ON THE INTERNET:
(800) 332-5580      info@sitinvest.com     Visit our website at www.sitfunds.com
      or                                   Visit the SEC website at www.sec.gov
(612) 334-5888

BY REGULAR MAIL:                 BY EXPRESS MAIL:
Sit Mutual Funds                 Sit Mutual Funds
P. O. Box 5166                   4400 Computer Drive
Westboro, MA 01581-5166          Westboro, MA 01581


TO WIRE MONEY FOR A PURCHASE:

Boston Safe Deposit & Trust, Boston, MA
ABA #011001234
DDA #056146
Sit Mutual Funds
For Further Credit: (Shareholder name)
Account Number:   (Shareholder account #)


The SAI and the Funds' reports may also be reviewed at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can get copies free from the SEC's Website listed above, or by mail, for a fee, by calling the SEC at 1-800-SEC-0330 or by writing the SEC's Public Reference Section, 450 Fifth Street NW, Washington, D.C. 20549-6009.



                              (SIT LOGO & TAG LINE)

               1940 Act File Nos. 811-03342; 811-03343; 811-06373

                           STOCK FUNDS ANNUAL REPORT

                            YEAR ENDED JUNE 30, 1999



                         A FAMILY OF 100% NO-LOAD FUNDS
                         ------------------------------
                             LARGE CAP GROWTH FUND
                              MID CAP GROWTH FUND
                             SMALL CAP GROWTH FUND
                                 BALANCED FUND
                           INTERNATIONAL GROWTH FUND
                         DEVELOPING MARKETS GROWTH FUND
                              REGIONAL GROWTH FUND
                       SCIENCE AND TECHNOLOGY GROWTH FUND


                                     [LOGO]
                                SIT MUTUAL FUNDS
                                ----------------
                          THE INVESTMENT IS MUTUAL(SM)

                         A LOOK AT THE SIT MUTUAL FUNDS

     Sit Mutual Funds are managed by Sit Investment Associates, Inc. Sit Investment Associates was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment Associates currently manages approximately $7 billion for some of America's largest corporations, foundations and endowments.

     Sit Mutual Funds are comprised of thirteen NO-LOAD funds. NO-LOAD means that Sit Mutual Funds have no sales charges on purchases, no deferred sales charges, no 12b-1 fees, no redemption fees and no exchange fees. Every dollar you invest goes to work for you.

     Sit Mutual Funds offer:
          *    Free telephone exchange
          *    Dollar-cost averaging through an automatic investment plan
          *    Electronic transfer for purchases and redemptions
          *    Free check writing privileges on bond funds
          *    Retirement accounts including IRAs, Keoghs and 401(k) Plans


                               SIT FAMILY OF FUNDS

                                    [GRAPH]

STABILITY:           INCOME:             GROWTH:            HIGH GROWTH:
Safety of principal  Increased income    Long-term capital  Long-term capital
and current income                       appreciation and   appreciation
                                         income

MONEY MARKET         U.S. GOVERNMENT     BALANCED           MID CAP GROWTH
                      SECURITIES         LARGE CAP GROWTH   INTERNATIONAL GROWTH
                     TAX-FREE INCOME     REGIONAL GROWTH    SMALL CAP GROWTH
                     MINNESOTA TAX-FREE                     SCIENCE AND
                      INCOME                                 TECHNOLOGY GROWTH
                     BOND                                   DEVELOPING MARKETS
                                                             GROWTH


          PRINCIPAL STABILITY           GROWTH
          & CURRENT INCOME              POTENTIAL

                                SIT MUTUAL FUNDS
                            STOCK FUNDS ANNUAL REPORT
                                TABLE OF CONTENTS

                                                                  PAGE
                                                                  ----

         Chairman's Letter....................................      2

         Performance Review...................................      4

         Fund Reviews and Portfolios of Investments

                 Balanced Fund................................      6

                 Large Cap Growth Fund........................     10

                 Regional Growth Fund.........................     14

                 Mid Cap Growth Fund..........................     18

                 International Growth Fund....................     22

                 Small Cap Growth Fund........................     26

                 Science and Technology Growth Fund...........     30

                 Developing Markets Growth Fund...............     34

         Notes to Portfolios of Investments...................     39

         Statements of Assets and Liabilities.................     40

         Statements of Operations.............................     42

         Statements of Changes in Net Assets..................     44

         Notes to Financial Statements........................     48

         Financial Highlights.................................     53

         Independent Auditors' Report.........................     61

         Federal Income Tax Information.......................     62

         Results of Shareholder Meeting.......................     63

         This document must be preceded or accompanied by a Prospectus.

SIT MUTUAL FUNDS
CHAIRMAN'S LETTER - YEAR ENDED JUNE 30, 1999

[PHOTO]

Dear Fellow Shareholders:

     Despite considerable volatility in the global economic environment marked by investor concerns first of deflation in late 1998 and then inflation in mid-1999, most major equity market indices moved solidly higher over the last twelve months.

Economic Overview

     June represented the 100th month of the U.S. economic expansion, a long cycle characterized by positive and balanced growth, generally declining interest rates, subdued inflation, and record-setting gains in aggregate employment. The resilience of consumer spending continues to be the primary driver behind the above-trend growth for the U.S. economy. Over the last four quarters, annualized growth in Gross Domestic Product (GDP) has averaged +4.1%, a remarkable achievement given the turmoil in many economies throughout the world. Since Personal Consumption Expenditures (PCE) now account for over two-thirds of GDP, the +5.0% year-over-year gain over the last twelve months was strong enough to overcome weakness in other components, particularly the severe decline in net exports. Several factors suggest that real GDP growth will be somewhat below the pace witnessed over the past year, although above the +2.3% rate for the second quarter. First, consumer spending appears to be decelerating, as second quarter PCE increased by +4.0%, down from the increase of +6.7% in the first quarter. Second, we do not believe that consumer spending will remain as robust if the savings rate continues in negative territory. Third, fixed mortgage rates have increased nearly 100 basis points since the beginning of the year, which has served to impede housing demand; however, given the generally strong level of consumer confidence and continued high levels of housing investment and consumer durables spending, together with capital investment by business, we expect only a modest slowing in GDP growth for the remainder of the year compared to the robust +4.1% average over the past twelve months. Our expectation for calendar 1999 GDP growth is +3.8%.

     In terms of inflation data, the news remains mixed. May and June Consumer Price Index (CPI) reports showed no change from the previous month, which was considerably better than expectations. The National Association of Purchasing Managers Prices Paid Index, however, has increased for six consecutive months, and although the June Producer Price Index showed a decrease for finished goods, there have been monthly increases in intermediate and crude goods.

     The government's data releases on July 29th also contained mixed messages. While GDP growth slowed to +2.3% in the second quarter, the stronger-than-expected +3.2% year-over-year increase in the Employment Cost Index was greeted negatively. Inflation news will continue to be watched intensely, but we expect only a moderate pick-up in the CPI data, which should range between +2.0% and +2.5% for 1999.

     The Federal Reserve continues to be highly sensitive to inflation as evidenced by its modest 25 basis point increase in the federal funds rate. More importantly, the Fed changed its policy stance from a "tightening" to a "neutral" bias, reducing fears of successive near-term rate increases. The Chairman's recent Humphrey-Hawkins testimony indicated that inflation continues to be a concern, despite the recent change in bias.

     As Mr. Greenspan stated in his address, "If new data suggest it is likely that the pace of cost and price increases is picking up, the Federal Reserve will have to react promptly and forcefully so as to preclude imbalances from arising that would only require a more disruptive adjustment later."

     Among his key concerns are the tightness in the labor market, the sustainability of productivity gains, and the potential ramifications of a stock market "bubble." In terms of Federal Reserve policy, given our outlook for only a modest acceleration in consumer inflation and a slight deceleration in GDP in the second half of 1999, we believe the Fed may rest after one or two more 25 basis point increases.

     In terms of fiscal policy, escalating projections of federal budget surpluses have tax-cut proponents calling for aggressive tax reductions-- especially since the non-Social Security operating surplus may be achieved as early as fiscal-year 2000. If one can believe the typically overly optimistic government projections, $2.9 trillion in total surpluses would be generated over the next decade of which $1 trillion would be outside the Social Security buildup. Tax bills are being worked on in both the House and Senate and, under the most optimistic assumptions, a bill might be ready for the President by the fall. If Democrats and Republicans fail to compromise on the myriad of issues within a tax bill, the topic of taxation will be a focal issue in the 2000 election campaign. Another key fiscal event occurred in late June when the President outlined a Medicare reform package. This included a prescription drug program with a tax-cut-for-Medicare-drug-benefit deal also a possibility. The new drug benefit is estimated to cost $118 billion over ten years with 60% financed by what the Clinton administration has termed "savings from competition and efficiency" and 40% from the expected surplus.

     From an international perspective, the outlook for global economic growth continues to improve. Asian economies appear to be slowly recovering from the "trough" experienced in fall of 1998. The Japanese economy, most notably, is showing some signs of life. GDP growth in the most recent quarter was a surprisingly strong +1.9%. Industrial production increased +3.0% in June, and recent Bank of Japan business sentiment surveys have shown an improvement over the March survey. Since the beginning of the year, various European economies had mixed growth results that have led to an overall slowdown. Weakness in Germany, Euroland's largest economy, has been a major concern. We believe, however, that the German economy will be improving, largely due to recovering Asian markets coupled with euro weakness, which has prompted an improvement in exports. Thus far in 1999, Latin American financial markets responded favorably to stabilization in the currencies; however, the region's economies remain weak because many Latin American countries are large producers of worldwide commodities whose prices, except for oil, remain depressed. We are forecasting +2.0% global GDP growth in 1999, due to accelerating growth in Europe, improving economic growth prospects in non-Japan Asia, bottoming of the recession in Japan, and gradual slowing in the United States.

Equity Strategy Summary

     Domestic stock indices were generally higher over the last twelve months, with virtually all mid and large capitalization indices posting double-digit returns. Two major changes in investment sentiment that may have future investment implications occurred during the second quarter of 1999. First, although larger cap issues have dramatically outperformed smaller stocks over the past year (the Russell 1000 outperfomed the Russell 2000 by over 20 percentage points), small stocks came to life in the second quarter of 1999. Extreme undervaluation of small stocks and renewed confidence in the global economic environment were key elements behind the strong second quarter rally for small cap stocks. In fact, this was the first quarter in seven that the Russell 2000 Index outperformed the Russell 1000 Index. Given the duration and magnitude of small cap underperformance in recent years, and the resulting valuation disparity, we believe the potential exists for an extended small cap rally. The second significant change in equity markets was the rebound in economically sensitive, cyclical issues that had previously been depressed by fears of an economic slowdown. While we believe that the economic backdrop has generally improved the prospects for cyclical companies, it appears that a significant portion of the anticipated improvement in the earnings cycle has already been discounted in stock prices.

     Although the rise in interest rates has caused volatility in the equity markets, stocks have been able to advance because corporate earnings news has been generally positive. It appears as though second quarter operating earnings for the S&P 500 Index will show solid double-digit growth, and we estimate that over two-thirds of companies were able to exceed analysts' consensus expectations. Although a brightening earnings outlook has prompted a tug-of-war among small cap/large cap and growth/value investment styles in recent months, our expectation for a moderately slowing U.S. economy implies a continued positive environment for growth stock investing.

     Despite some valuation measures for the stock market being at extended levels, many companies within the S&P 500 Index below the top 20 in capitalization are at reasonable valuations in the context of current interest rates and inflation levels. While the current S&P 500 Index capitalization-weighted price-to-earnings ratio of 28.3x is the highest in 35 years, the median valuation is a much more reasonable 20.3x. These statistics suggest that the very largest stocks in the Index (including such names as Microsoft, GE, and Coca Cola) are disproportionately raising capitalization-weighted valuation measures and obscuring the more reasonable valuation for the broader market.

     International investment performance has varied widely among markets so far in 1999. There is continued evidence of an improving global economy fueled by particularly strong performance in emerging markets. While sluggish economic growth and investors' reallocation of assets to Asia have caused some weakness in European equity markets, we believe performance will improve as key European economies slowly improve, corporate restructuring continues, and mergers and acquisition activity accelerates. Brightened economic prospects have led us to a much more positive view on Asia, particularly Japan. Concerns over upcoming elections and the region's economic reliance on commodity prices have led us to underweight Latin America versus global benchmarks.

     We greatly appreciate your support as shareholders in the Sit Mutual Funds. With your investment objectives always in mind, we remain committed to seeking out the best investment opportunities throughout the world.


/s/ Eugene C. Sit

Eugene C. Sit, CFA
Chairman and Chief Investment Officer

SIT MUTUAL FUNDS
YEAR ENDED JUNE 30, 1999  PERFORMANCE REVIEW - STOCK FUNDS

                               STOCK FUNDS REVIEW

     Despite a great deal of quarterly volatility, global equity returns were generally positive over the past twelve months.

     In the United States, large capitalization stocks continued to outperform smaller issues, but there were signs of improvement in small cap stocks in the latest quarter. For the year ended June 30, 1999, the S&P 500 Index total return was +22.8%, over twenty percentage points higher than the +1.5% return for the Russell 2000 Index. While small and mid cap stock cumulative returns over the last twelve months were relatively moderate, investment sentiment may be changing based on the strong performance in the most recent quarter. For the quarter ending June 30, 1999, the Russell 2000 Index returned +15.6%, considerably higher than the +7.1% return for the S&P 500 Index. Largely due to fears of a global slowdown that persisted over the period, particularly in the second half of 1998, growth stocks posted very strong results relative to value issues. The Russell 1000 Growth Index advanced +27.3% over the past twelve months, while the Russell 1000 Value Index increased by +16.4%. The Russell 2000 Growth Index return of +8.3% was fourteen percentage points higher than the -5.7% return for the Russell 2000 Value Index.

   Technology stocks, which are typically overweighted in Sit Mutual Funds equity portfolios, performed exceptionally well over the past twelve months. Within the Russell 1000 Growth Index, for example, both the Electronic Technology and Technology Services sectors produced returns of over +60%. Economically sensitive groups, including producer manufacturing, consumer-durables, and process industries, lagged the market averages over the period.

     International equity market indices also moved higher over the last twelve months, although results varied widely by geographic region. The MSCI EAFE Index gained +7.6%, with strong returns in most Asian markets offsetting somewhat lackluster returns in Europe. Continued evidence of an economic recovery in emerging markets has led to strong returns for the MSCI Emerging Markets Free Index, which advanced +25.2% over the past twelve months, with almost all of the gains occurring during the second quarter of 1999.

                                            -----------------------------
                                              1987       1988      1989
                                            -----------------------------

     SIT BALANCED                             --         --         --
     SIT LARGE CAP GROWTH                     5.32%      5.33%     32.02%
     SIT REGIONAL GROWTH                      --         --         --
     SIT MID CAP GROWTH                       5.50       9.77      35.15
     SIT INTERNATIONAL GROWTH                 --         --         --
     SIT SMALL CAP GROWTH                     --         --         --
     SIT SCIENCE AND TECHNOLOGY GROWTH        --         --         --
     SIT DEVELOPING MARKETS GROWTH            --         --         --
     S&P 500 INDEX                           5.28       16.55      31.61
     S&P MIDCAP 400 INDEX                   -2.04       20.87      35.55
     MSCI EAFE INDEX (2)                      --         --         --
     RUSSELL 2000 INDEX (3)                   --         --         --
     PSE TECH 100 INDEX                       --         --         --
     MSCI EMERGING MARKETS FREE INDEX (4)     --         --         --

                                             NASDAQ
                                             SYMBOL     INCEPTION
                                             ------     ---------

     SIT BALANCED                             SIBAX     12/31/93
     SIT LARGE CAP GROWTH                     SNIGX     09/02/82
     SIT REGIONAL GROWTH                       n/a      12/31/97
     SIT MID CAP GROWTH                       NBNGX     09/02/82
     SIT INTERNATIONAL GROWTH                 SNGRX     11/01/91
     SIT SMALL CAP GROWTH                     SSMGX     07/01/94
     SIT SCIENCE AND TECHNOLOGY GROWTH        SISTX     12/31/97
     SIT DEVELOPING MARKETS GROWTH            SDMGX     07/01/94
     S&P 500 INDEX (5)
     S&P MIDCAP 400 INDEX (5)
     MSCI EAFE INDEX (2)
     RUSSELL 2000 INDEX (3)
     PSE TECH 100 INDEX
     MCSI EMERGING MARKETS FREE INDEX (4)


     (1)  PERIOD FROM FUND INCEPTION THROUGH CALENDAR YEAR-END.
     (2)  FIGURES ASSUME AN INCEPTION DATE OF 10/31/91.
     (3)  FIGURES ASSUME AN INCEPTION DATE OF 7/1/94.
     (4)  FIGURES ASSUME AN INCEPTION DATE OF 6/30/94.
     (5)  FIGURES ASSUME AN INCEPTION DATE OF 9/2/82.

               TOTAL RETURN - CALENDAR YEAR                                                     SIX MONTHS
----------------------------------------------------------------------------------------------     ENDED
  1990      1991        1992      1993      1994       1995        1996      1997       1998      6/30/99
----------------------------------------------------------------------------------------------  ----------
  --        --          --         --       -0.33%     25.43%     15.80%     21.73%     21.30%      5.30%
 -2.37%    32.72%       4.94%      3.15%     2.83      31.66      23.05      31.70      30.56       8.63
  --        --          --         --        --         --         --         --        23.05       7.25
 -2.04     65.50       -2.14       8.55     -0.47      33.64      21.87      17.70       6.84      12.36
  --        4.10(1)     2.69      48.37     -2.99       9.36      10.31       4.81      18.95       1.73
  --        --          --         --       11.57(1)   52.16      14.97       7.63       1.97      13.47
  --        --          --         --        --         --         --         --        38.40      10.04
  --        --          --         --       -2.02(1)   -4.29      17.27      -5.20     -24.93      28.44
 -3.05     30.46        7.64      10.07      1.32      37.58      22.96      33.36      28.58      12.38
 -5.12     50.11       11.92      13.95     -3.60      30.94      19.19      32.29      19.11       6.87
  --        0.26      -12.17      32.56      7.78      11.21       6.05       1.78      20.00       3.97
  --        --          --         --        4.61      28.45      16.49      22.36      -2.54       9.28
  --        --          --         --        --          --        --         --        54.60      33.54
  --        --          --         --        2.80      -6.94       3.92     -13.40     -27.52      38.41

                                              AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                  PERIODS ENDED JUNE 30, 1999
        TOTAL RETURN               ---------------------------------------------------------
QUARTER ENDED    SIX  MONTHS                                                         SINCE
   6/30/99      ENDED 6/30/99       1 YEAR     3 YEARS     5 YEARS     10 YEARS    INCEPTION
-----------------------------      ---------------------------------------------------------
    0.51%           5.30%            11.25%      19.07%      18.72%       --         15.90%
    1.36            8.63             15.10       27.27       26.52       17.25%      17.04
    6.99            7.25             17.21        --          --          --         20.38
   11.16           12.36              6.94       15.27       21.21       16.11       18.49
    3.99            1.73              4.51        9.56        9.35        --         11.82
   18.70           13.47              8.77        7.54        --          --         19.44
   10.36           10.04             29.40        --          --          --         32.48
   29.11           28.44             10.28       -3.01        --          --          0.11
    7.05           12.38             22.76       29.11       27.87       18.78       19.21
   14.16            6.87             17.18       22.50       22.28       17.87       18.88
    2.54            3.97              7.62        8.81        8.21        --          8.61
   15.55            9.28              1.50       11.22        --          --         15.32
   20.62           33.54             73.40        --          --          --         62.36
   23.62           38.41             25.20       -6.18        --          --         -2.89


PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS.

SIT BALANCED FUND REVIEW
YEAR ENDED JUNE 30, 1999

[PHOTO]  SENIOR PORTFOLIO MANAGERS
           PETER L. MITCHELSON, CFA
           BRYCE A. DOTY, CFA

     The Sit Balanced Fund posted strong returns for the fiscal year ended June 30, 1999. The Fund's total return was +11.3%. The Lehman Aggregate Bond Index gained +3.2% over the last twelve months while the S&P 500 Index increased +22.8%. For the quarter ended June 30th, the Fund gained +0.5% while the Lehman Aggregate Bond Index declined -0.9% and the S&P 500 gained +7.1%.

     As of June 30, 1999, the asset allocation of the Fund was 54% equities (down from 56% at the end of March), 37% fixed income securities (down from 38%), and 9% cash reserve instruments (up from 6%).

     The equity portion of the portfolio produced solid returns over the last twelve months, and investors are now focusing on improving earnings prospects for U.S. companies amid an improved global economy. We believe that the market's focus on strong earnings growth will benefit the equity securities held in the Fund. As of June 30th, the projected growth rate for companies held in the Fund was +21.6%, which is more than twice the projected growth rate for the S&P 500. The Fund's holdings are concentrated in high unit growth companies with unique products and strong management teams able to thrive in an intensely competitive global business environment. This leads to significant positions in technology and health care. We will continue to underweight slow growth, commodity-oriented companies, and generally avoid such industries as chemicals, papers, autos, and heavy equipment and machinery.

     While the improving global economy fueled the rally in equities over the last quarter, bond prices suffered from fears over excessive economic growth. Since bottoming at a 4.7% yield on October 5, 1998, U.S. Treasury bond yields have risen about 130 basis points, and stood at just under 6% at the end of the quarter. A recent change in fixed income strategy includes a sector shift to increase U.S. Treasuries. In the coming months, we expect weakness in some non-government sectors as investors become cautious due to of the Y2K phenomenon. We are also increasing emphasis on securities with 5- to 10- year average lives, which reflects a very flat yield curve that has reduced the attractiveness of longer-maturity securities. The Fund will continue to focus on high-quality securities that offer attractive total return opportunities.


                        INVESTMENT OBJECTIVE AND STRATEGY

      The Sit Balanced Fund's dual objectives are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks, bonds and short-term instruments. The Fund may emphasize either equity securities, fixed-income securities, or short-term instruments or hold equal amounts of each, dependent upon the Adviser's analysis of market, financial and economic conditions.

      The Fund's permissible investment allocation is: 40-60% in equity securities, 40-60% in fixed-income securities, and up to 20% in short-term fixed-income instruments. At all times at least 25% of the assets will be invested in fixed-income senior securities.


                               PORTFOLIO SUMMARY

           Net Asset Value 6/30/99:    $17.38 Per Share
                           6/30/98:    $16.68 Per Share

                  Total Net Assets:    $12.1 Million

                    TOTAL DIVIDEND:    $ 1.07 PER SHARE
            Long Term Capital Gain:    $ 0.76 Per Share
                   Ordinary Income:    $ 0.31 Per Share


                              PORTFOLIO STRUCTURE

                             (% of total net assets)

                                  [PIE CHART]

                      Cash & Other Net Assets    8.5%
                                        Bonds   36.9%
                                       Stocks   54.6%

                            AVERAGE ANNUAL TOTAL RETURNS*                   CUMULATIVE TOTAL RETURNS*
                    ------------------------------------------    ------------------------------------------
                    Balanced    Lehman Aggregate        S&P       Balanced     Lehman Aggregate       S&P
                      Fund         Bond Index        500 Index      Fund          Bond Index       500 Index
                    --------    ----------------     ---------    --------     ----------------    ---------
3 Months              0.51%           -0.88%            7.05%         0.51%          -0.88%            7.05%
  (not annualized)
1 Year               11.25             3.15            22.76         11.25            3.15            22.76
3 Years              19.07             7.23            29.11         68.80           23.31           115.21
5 Years              18.72             7.83            27.87        135.86           45.75           241.87
Inception            15.90             6.33            24.27        125.09           40.11           230.29
  (12/31/93)

* As of 6/30/99

     PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN AGGREGATE BOND INDEX NOR THE S&P 500 INDEX.


                               GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/31/93) and held until 6/30/99 would have grown to $22,509 in the Fund, $14,011 in the Lehman Aggregate Bond Index or $33,029 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.

                                  TOP HOLDINGS

                 STOCKS:
                         *  Cisco Systems, Inc.
                         *  General Electric Co.
                         *  Microsoft Corp.
                         *  Lucent Technologies, Inc.
                         *  Tyco International, Ltd.

                 BONDS:
                         *  U.S. Treasury Note, 6.125%, 8/15/07
                         *  U.S. Treasury Strip, 5.95%, 11/15/09
                         *  Union Tank Car Co., 6.57%, 1/2/14
                         *  Delphi Auto Sys. Corp., 6.50%, 5/1/09
                         *  U.S. Treasury Strip, 6.00%, 2/15/19

                          Total number of holdings: 128

SIT BALANCED FUND
PORTFOLIO OF INVESTMENTS - JUNE 30, 1999

-------------------------------------------------------------------------------
QUANTITY              NAME OF ISSUER                            MARKET VALUE(1)
-------------------------------------------------------------------------------
COMMON STOCKS (54.6%) (2)

   CONSUMER DURABLES (0.5%)
              1,100   Harley-Davidson, Inc.                            $59,812
                                                                ---------------

   CONSUMER NON-DURABLES (2.3%)
              1,100   Coca Cola Co.                                     68,750
                700   Colgate-Palmolive Co.                             69,125
              1,000   Group Danone, A.D.R.                              52,313
              1,000   Proctor & Gamble Co.                              89,250
                                                                ---------------
                                                                       279,438
                                                                ---------------
   CONSUMER SERVICES (2.6%)
              1,500   Clear Channel Comm., Inc. (3)                    103,406
              2,000   Time Warner, Inc.                                147,000
              1,500   Viacom, Inc. - Class B (3)                        66,000
                                                                ---------------
                                                                       316,406
                                                                ---------------
   ELECTRONIC TECHNOLOGY (16.0%)
              1,200   ADC Telecommunications, Inc. (3)                  54,675
              5,300   Cisco Systems, Inc. (3)                          341,850
              1,000   Computer Sciences Corp. (3)                       69,188
              2,200   Dell Computer Corp. (3)                           81,400
              2,600   EMC Corp. (3)                                    143,000
              1,000   General Dynamics Corp.                            68,500
              1,800   Intel Corp.                                      107,100
              1,300   Int'l Business Machines Corp.                    168,025
              2,850   Lucent Technologies, Inc.                        192,197
              1,000   Raytheon Co. - Class B                            70,375
              2,500   Sun Microsystems, Inc. (3)                       172,188
              2,500   Tellabs, Inc. (3)                                168,906
              1,100   Texas Instruments, Inc.                          159,500
              1,058   United Technologies Corp.                         75,845
              1,200   Xerox Corp.                                       70,875
                                                                ---------------
                                                                     1,943,624
                                                                ---------------
   ENERGY MINERALS (0.5%)
              1,500   Unocal Corp.                                      59,438
                                                                ---------------
   FINANCE (6.2%)
                625   American International Group, Inc.                73,164
              1,000   Associates First Capital Corp.                    44,313
              2,000   Chase Manhattan Corp.                            173,250
                900   Equitable Companies, Inc.                         60,300
              1,100   Federal Home Loan Mortgage Corp.                  63,800
              1,000   Marsh & McLennan Cos., Inc.                       75,500
              2,000   Mercury General Corp.                             68,000
              1,000   Merrill Lynch & Co., Inc.                         79,938
              1,500   Wells Fargo Co.                                   64,125
                800   XL Capital, Ltd.                                  45,200
                                                                ---------------
                                                                       747,590
                                                                ---------------
   HEALTH SERVICES (1.2%)
              2,073   McKesson HBOC, Inc.                               66,595
              1,500   Waste Management, Inc.                            80,625
                                                                ---------------
                                                                       147,220
                                                                ---------------
   HEALTH TECHNOLOGY (8.3%)
              1,000   American Home Products Corp.                      57,500
              1,500   Amgen, Inc. (3)                                   91,312
              1,500   Bristol-Myers Squibb Co.                         105,656

-------------------------------------------------------------------------------
QUANTITY/PAR($)       NAME OF ISSUER                            MARKET VALUE(1)
-------------------------------------------------------------------------------

                900   Eli Lilly & Co.                                   64,462
                500   Johnson & Johnson Co.                             49,000
              1,500   Medtronic, Inc.                                  116,813
              2,500   Merck & Co., Inc.                                185,000
              1,500   Pfizer, Inc.                                     164,625
              1,500   Schering-Plough Corp.                             79,500
              1,300   Warner Lambert Corp.                              90,188
                                                                ---------------
                                                                     1,004,056
                                                                ---------------
   PROCESS INDUSTRIES (0.5%)
              1,500   Monsanto Co.                                      59,156
                                                                ---------------
   PRODUCER MANUFACTURING (4.4%)
              3,000   General Electric Co.                             339,000
              2,000   Tyco International, Ltd.                         189,500
                                                                ---------------
                                                                       528,500
                                                                ---------------
   RETAIL TRADE (4.0%)
              2,500   Dayton Hudson Corp.                              162,500
                675   Gap, Inc.                                         34,003
              2,000   Home Depot, Inc.                                 128,875
                900   Kohl's Corp. (3)                                  69,469
              3,000   Walgreen Co.                                      88,125
                                                                ---------------
                                                                       482,972
                                                                ---------------
   TECHNOLOGY SERVICES (4.4%)
                900   America Online, Inc. (3)                          99,450
              3,000   Ceridian Corp. (3)                                98,062
              3,000   Microsoft Corp. (3)                              270,562
              1,750   Oracle Corp. (3)                                  64,969
                                                                ---------------
                                                                       533,043
                                                                ---------------
   TRANSPORTATION (0.5%)
              2,000   Southwest Airlines Co.                            62,250
                                                                ---------------
   UTILITIES (3.2%)
              1,700   MCI WorldCom, Inc. (3)                           146,306
              1,200   Sprint Corp.                                      63,375
                900   Vodafone Airtouch, A.D.R.                        177,300
                                                                ---------------
                                                                       386,981
                                                                ---------------
Total common stocks
(cost: $4,468,002)                                                   6,610,486
                                                                ---------------


BONDS (35.4%) (2)

   U.S. TREASURY (8.6%)
            550,000   U.S. Treasury Note, 6.125%, 8/15/07              555,737
             50,000   U.S. Treasury Bond, 6.00%, 2/15/26                48,732
                      U.S. Treasury Strip:
             25,000    6.93% Effective Yield, 11/15/04                  18,302
             50,000    4.72% Effective Yield, 5/15/06                   33,395
            450,000    5.95% Effective Yield, 11/15/09                 238,630
            500,000    6.00% Effective Yield, 2/15/19                  146,620
                                                                ---------------
                                                                     1,041,416
                                                                ---------------
   ASSET-BACKED SECURITIES (4.0%)
                      Advanta Mortgage Loan Trust:
             25,000    1995-3 A5, 7.37%, 2/25/27                        24,790
             50,000    1996-1 A7, 7.07%, 3/25/27                        49,355

-------------------------------------------------------------------------------
QUANTITY/PAR($)       NAME OF ISSUER                            MARKET VALUE(1)
-------------------------------------------------------------------------------

             50,000   Cityscape Home Equity Loan Trust,
                       1996-3 A8, 7.65%, 9/25/25                        47,767
             74,999   ContiMortgage Home Equity Loan Tr.,
                       1996-1 A7, 7.00%, 3/15/27                        74,396
             25,000   EQCC Home Equity Loan Trust,
                       Series 1996-1, 6.93%, 3/15/27                    24,347
             75,000   Equivantage, 1996-3 A3,
                       7.70%, 9/25/27                                   75,376
                      Green Tree Financial Corp.:
             20,000    1995-5, 7.25%, 9/15/25                           19,860
             25,000    1997-4, 7.03%, 2/15/29                           25,267
            100,000    1999-1, 6.37%, 3/1/30                            94,603
             50,000   Money Store Home Equity Mtg.,
                       7.265%, 7/15/38                                  50,500
                                                                ---------------
                                                                       486,261
                                                                ---------------
   COLLATERALIZED MORTGAGE OBLIGATIONS (1.4%)
            100,000   Norwest Asset Securities Corp.,
                       Series 1998-19 2A12, 6.75%, 7/25/28              95,852
             75,000   Residential Funding Mtg. Sec.
                       Series 1998-S5 A12, 6.75%, 3/25/28               70,510
                                                                ---------------
                                                                       166,362
                                                                ---------------
   CORPORATE BONDS (8.8%)
             50,000   American Gen. Fin., 5.875%, 12/15/05              47,313
                      Continental Airlines:
             25,000    1999-1B, 6.795%, 8/2/18                          23,971
            150,000    1999-1A, 6.545%, 2/2/19                         142,089
             50,000   Countrywide Capital, 8.00%, 12/15/26              47,812
            175,000   Delphi Auto Sys. Corp., 6.50%, 5/1/09            165,812
             50,000   First Industrial LP, 7.15%, 5/15/27               49,125
             50,000   Franchise Fin. Corp., 8.25%, 10/30/03             49,812
             25,000   GM Acceptance Corp., 5.85%, 1/14/09               22,844
             25,000   Omega Healthcare Inv., 6.95%, 6/15/02             23,562
            125,000   Ryder System, Inc., 8.75%, 3/15/17               130,312
            100,000   Service Corp. Int'l, 7.375%, 4/15/04             100,250
             25,000   Summit Prop., Inc., 7.20%, 8/15/07                23,031
              6,000   Toys R Us, Inc., 8.25%, 2/1/17                     6,203
             50,000   Trinet Corp. Realty Tr., 7.70%, 7/15/17           40,062
            200,000   Union Tank Car Co., 6.57%, 1/2/14                194,752
                                                                ---------------
                                                                     1,066,950
                                                                ---------------
   MORTGAGE PASS-THROUGH SECURITIES (12.7%)

     FEDERAL HOME LOAN MORTGAGE CORPORATION (1.3%)
             70,693   9.00%, 7/1/16                                     74,920
             21,077   9.00%, 7/1/16                                     22,329
             20,154   9.25%, 6/1/02                                     20,954
             31,055   10.00%, 10/1/18                                   33,401
                                                                ---------------
                                                                       151,604
                                                                ---------------
     FEDERAL NATIONAL MORTGAGE ASSOCIATION (1.9%)
             24,607   9.00%, 11/1/06                                    25,918
             77,055   9.75%, 1/1/13                                     83,798
             21,694   10.00%, 1/1/20                                    23,259
             82,741   10.25%, 6/1/13                                    90,653
                                                                ---------------
                                                                       223,628
                                                                ---------------

-------------------------------------------------------------------------------
QUANTITY/PAR($)       NAME OF ISSUER                            MARKET VALUE(1)
-------------------------------------------------------------------------------

     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (9.5%)
             22,536   9.00%, 6/15/11                                    23,529
            104,787   9.00%, 6/15/09                                   110,629
             41,514   9.00%, 8/15/16                                    43,847
            109,713   9.00%, 12/15/19                                  116,334
             23,080   9.25%, 9/15/01                                    24,169
             24,599   9.50%, 1/15/04                                    25,918
             52,012   9.50%, 11/15/04                                   54,794
             33,700   9.50%, 7/20/05                                    35,008
             37,807   9.50%, 12/15/09                                   40,701
             23,576   9.50%, 5/20/16                                    24,961
            118,148   9.50%, 12/15/17                                  127,768
             67,120   9.50%, 3/15/18                                    71,817
             88,137   9.50%, 9/20/18                                    93,318
             63,236   9.50%, 1/20/19                                    66,942
             82,687   9.50%, 2/20/19                                    87,544
             77,548   9.50%, 3/20/19                                    82,101
             43,730   9.50%, 12/15/19                                   47,074
             40,820   10.25%, 1/15/04                                   43,126
              5,748   11.25%, 10/15/00                                   5,793
             16,797   11.25%, 10/15/11                                  18,120
                      Municipal (GNMA collateralized):
             13,000    Bernalillo Multifamily. Ser. 1998A,
                        7.50%, 9/20/20                                  12,977
                                                                ---------------
                                                                     1,156,470
                                                                ---------------

Total bonds
(cost: $4,367,382)                                                   4,292,691
                                                                ---------------

CLOSED-END MUTUAL FUNDS (1.4%) (2)
              9,000   American Select Portfolio                        105,750
                500   American Strategic Inc. Portfolio                  5,875
              2,288   American Strategic Inc. Portfolio II              27,027
              2,969   American Strategic Inc. Portfolio III             34,329
                                                                ---------------

     Total closed-end mutual funds                                     172,981
                                                                ---------------
     (cost: $169,146)

   SHORT-TERM SECURITIES (12.5%) (2)
          1,519,000   Sit Money Market Fund, 4.56% (6)               1,519,000
                                                                ---------------

(cost: $1,519,000)

Total investments in securities
(cost: $10,523,530) (7)                                            $12,595,158
                                                                ===============


                See accompanying notes to financial statements.

SIT LARGE CAP GROWTH FUND REVIEW
YEAR ENDED JUNE 30, 1999

[PHOTO]  SENIOR PORTFOLIO MANAGERS
           PETER L. MITCHELSON, CFA
           ROGER J. SIT
           RONALD D. SIT, CFA

     The Sit Large Cap Growth Fund posted strong performance during the fiscal year ended June 30, 1999. The Fund's total return of +15.1% compared favorably with the +13.6% return for the Lipper Growth and Income Index. Within the Lipper Growth and Income Fund universe, the Fund's 1-year, 5-year and 10-year annualized return was in the 47th, 8th and 17th percentile, respectively.

     Most U.S. stock market indices posted impressive gains over the last twelve months, driven largely by continued strength in the domestic economy. Despite lingering effects of the Asian crisis in the fall of 1998, and the subsequent rise in interest rates, stock market returns have broadened considerably thus far in 1999, and many indices are reaching or approaching new highs. Although a brightened earnings outlook has prompted a tug of war among small/large cap and growth/value investment styles in recent months, our expectation for a moderately slowing U.S. economy implies a continued positive environment for growth stock investing. Securities in the Fund continue to maintain projected earnings growth rates far in excess of S&P 500 averages. In each of the next two years, projected growth rates for securities held in the Fund exceed +20%, which is more than twice the expected earnings gain for the S&P 500. Furthermore, as inflation fears have subsided, growth stocks have significantly outperformed value issues as the perception of risk surrounding their higher price-to-earnings valuations has diminished.

     As of June 30th, the Fund was 93% invested in equities. Significant sector weighting changes during the past year include increases in electronic technology and health technology through the additions of Sun Microsystems, International Business Machines, Raytheon, United Technologies, American Home Products, and Amgen. Sector weighting decreases occurred in financial services and consumer non-durables through the reduction or elimination of positions in Citigroup, Franklin Resources, Mercury General, Unilever, and Gillette.

     Net assets in the Fund totaled $140.3 million at the end of June, up from $117.5 million a year ago. We very much appreciate shareholders' continued interest and participation in the Fund.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Large Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks of growth companies with a capitalization of $5 billion or more at the time of purchase.


                               PORTFOLIO SUMMARY

                  Net Asset Value 6/30/99:     $ 52.84 Per Share
                                  6/30/98:     $ 49.34 Per Share

                         Total Net Assets:     $140.3 Million

              Weighted Average Market Cap:     $127.1 Billion

                           TOTAL DIVIDEND:     $  3.42 PER SHARE
                   Long Term Capital Gain:     $  3.41 Per Share
                          Ordinary Income:     $  0.01 Per Share


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% of total net assets)

                                  [BAR CHART]

                        Electronic Technology    27.6
                            Health Technology    13.7
                                      Finance     9.5
                          Technology Services     8.9
                                 Retail Trade     8.6
                       Producer Manufacturing     6.3
                                    Utilities     5.7
                            Consumer Services     4.7
                        Consumer Non-Durables     3.8
                              Health Services     1.7
                            Consumer Durables     0.9
                              Energy Minerals     0.9
                               Transportation     0.7
                      Cash & Other Net Assets     7.0

                          AVERAGE ANNUAL TOTAL RETURNS*                CUMULATIVE TOTAL RETURNS*
                    ----------------------------------------   ----------------------------------------
                     Large Cap     Russell 1000       S&P       Large Cap     Russell 1000       S&P
                    Growth Fund    Growth Index    500 Index   Growth Fund    Growth Index    500 Index
                    -----------    ------------    ---------   -----------    ------------    ---------
3 Months                1.36%           3.85%          7.05%        1.36%          3.85%          7.05%
  (not annualized)
1 Year                 15.10           27.28          22.76        15.10          27.28          22.76
5 Years                26.52           29.65          27.87       224.21         266.38         241.87
10 Years               17.25           19.80          18.78       391.22         508.91         459.09
Inception              17.04           18.86          19.21      1314.09        1734.05        1827.27
  (9/2/82)

* As of 6/30/99

     ON 6/6/93, THE FUND'S INVESTMENT OBJECTIVE CHANGED TO ALLOW FOR A PORTFOLIO OF 100% STOCKS. PRIOR TO THAT TIME, THE PORTFOLIO WAS REQUIRED TO CONTAIN NO MORE THAN 80% STOCKS.

     PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE S&P 500 INDEX NOR THE RUSSELL 1000 GROWTH INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                               GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (9/2/82) and held until 6/30/99 would have grown to $141,409 in the Fund, or $192,727 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.


                              10 LARGEST HOLDINGS

                          *  Cisco Systems, Inc.
                          *  Microsoft Corp.
                          *  General Electric Co.
                          *  Lucent Technologies, Inc.
                          *  Merck & Co., Inc.
                          *  Tyco International, Ltd.
                          *  Vodafone Airtouch, A.D.R.
                          *  Int'l Business Machines Corp.
                          *  Pfizer, Inc.
                          *  MCI WorldCom, Inc.

                          Total number of holdings: 65

SIT LARGE CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS - JUNE 30, 1999

-------------------------------------------------------------------------------
QUANTITY                    NAME OF ISSUER                      MARKET VALUE(1)
-------------------------------------------------------------------------------
COMMON STOCKS (93.0%) (2)

       CONSUMER DURABLES (0.9%)
                   22,600  Harley-Davidson, Inc.                    $1,228,875
                                                                ---------------
       CONSUMER NON-DURABLES (3.8%)
                   25,500  Coca Cola Co.                             1,593,750
                   15,100  Colgate-Palmolive Co.                     1,491,125
                   14,800  Group Danone, A.D.R.                        774,225
                   15,800  Procter & Gamble Co.                      1,410,150
                                                                ---------------
                                                                     5,269,250
                                                                ---------------
       CONSUMER SERVICES (4.7%)
                   44,500  CBS Corp. (3)                             1,932,969
                   21,900  Clear Channel Comm., Inc. (3)             1,509,731
                   23,800  Time Warner, Inc.                         1,749,300
                   31,400  Viacom, Inc. - Class B (3)                1,381,600
                                                                ---------------
                                                                     6,573,600
                                                                ---------------
       ELECTRONIC TECHNOLOGY (27.6%)
                   29,500  ADC Telecommunications, Inc. (3)          1,344,094
                  119,150  Cisco Systems, Inc. (3)                   7,685,175
                   24,800  Computer Sciences Corp. (3)               1,715,850
                   48,600  Dell Computer Corp. (3)                   1,798,200
                   56,800  EMC Corp. (3)                             3,124,000
                   21,000  General Dynamics Corp.                    1,438,500
                   44,400  Intel Corp.                               2,641,800
                   25,000  Int'l Business Machines Corp.             3,231,250
                   57,210  Lucent Technologies, Inc.                 3,858,099
                   17,400  Raytheon Co. - Class B                    1,224,525
                   46,000  Sun Microsystems, Inc. (3)                3,168,250
                   42,200  Tellabs, Inc. (3)                         2,851,137
                   12,300  Texas Instruments, Inc.                   1,783,500
                   17,323  United Technologies Corp.                 1,241,843
                   26,000  Xerox Corp.                               1,535,625
                                                                ---------------
                                                                    38,641,848
                                                                ---------------
       ENERGY MINERALS (0.9%)
                   32,000  Unocal Corp.                              1,268,000
                                                                ---------------
       FINANCE (9.5%)
                   12,300  American International Group, Inc.        1,439,869
                   16,000  Associates First Capital Corp.              709,000
                   31,100  Chase Manhattan Corp.                     2,694,038
                   24,000  Equitable Companies, Inc.                 1,608,000
                   20,700  Federal Home Loan Mortgage Corp.          1,200,600
                   19,000  Marsh & McLennan Cos., Inc.               1,434,500

-------------------------------------------------------------------------------
QUANTITY                    NAME OF ISSUER                      MARKET VALUE(1)
-------------------------------------------------------------------------------

                   37,900  Mercury General Corp.                     1,288,600
                   15,000  Merrill Lynch & Co., Inc.                 1,199,063
                   31,300  Wells Fargo Co.                           1,338,075
                    7,100  XL Capital, Ltd.                            401,150
                                                                ---------------
                                                                    13,312,895
                                                                ---------------
       HEALTH SERVICES (1.7%)
                   36,996  McKesson HBOC, Inc.                       1,188,497
                   22,500  Waste Management, Inc.                    1,209,375
                                                                ---------------
                                                                     2,397,872
                                                                ---------------
       HEALTH TECHNOLOGY (13.7%)
                   20,400  American Home Products Corp.              1,173,000
                   21,000  Amgen, Inc. (3)                           1,278,375
                   32,100  Bristol-Myers Squibb Co.                  2,261,044
                   18,800  Eli Lilly & Co.                           1,346,550
                   13,500  Johnson & Johnson Co.                     1,323,000
                   27,100  Medtronic, Inc.                           2,110,412
                   49,400  Merck & Co., Inc.                         3,655,600
                   29,100  Pfizer, Inc.                              3,193,725
                   28,400  Schering-Plough Corp.                     1,505,200
                   20,700  Warner Lambert Corp.                      1,436,062
                                                                ---------------
                                                                    19,282,968
                                                                ---------------
       PRODUCER MANUFACTURING (6.3%)
                   46,800  General Electric Co.                      5,288,400
                   37,600  Tyco International, Ltd.                  3,562,600
                                                                ---------------
                                                                     8,851,000
                                                                ---------------
       RETAIL TRADE (8.6%)
                   45,200  Dayton Hudson Corp.                       2,938,000
                   32,025  Gap, Inc.                                 1,613,259
                   44,700  Home Depot, Inc.                          2,880,356
                   18,500  Kohl's Corp. (3)                          1,427,969
                   25,400  Lowe's Companies, Inc.                    1,439,862
                   60,600  Walgreen Co.                              1,780,125
                                                                ---------------
                                                                    12,079,571
                                                                ---------------
       TECHNOLOGY SERVICES (8.9%)
                   17,500  America Online, Inc. (3)                  1,933,750
                   58,400  Ceridian Corp. (3)                        1,908,950
                   64,000  Microsoft Corp. (3)                       5,772,000
                   35,250  Oracle Corp. (3)                          1,308,656
                   27,037  Paychex, Inc.                               861,804
                   18,700  SAP, A.D.R.                                 647,487
                                                                ---------------
                                                                    12,432,647
                                                                ---------------
       TRANSPORTATION (0.7%)
                   33,500  Southwest Airlines Co.                    1,042,688
                                                                ---------------

-------------------------------------------------------------------------------
QUANTITY                    NAME OF ISSUER                      MARKET VALUE(1)
-------------------------------------------------------------------------------
       UTILITIES (5.7%)
                   37,100  MCI WorldCom, Inc. (3)                    3,192,919
                   24,000  Sprint Corp.                              1,267,500
                   18,000  Vodafone Airtouch, A.D.R.                 3,546,000
                                                                ---------------
                                                                     8,006,419
                                                                ---------------

Total common stocks                                                130,387,633
                                                                ---------------
          (cost: $85,608,041)

SHORT-TERM SECURITIES (6.3%) (2)
                8,807,000  Sit Money Market Fund, 4.56% (6)          8,807,000
                                                                ---------------
          (cost: $8,807,000)

Total investments in securities
          (cost: $94,415,041) (7)                                 $139,194,633
                                                                ===============


              See accompanying notes to portfolios of investments.

SIT REGIONAL GROWTH FUND REVIEW
YEAR ENDED JUNE 30, 1999

[PHOTO]  SENIOR PORTFOLIO MANAGER
           EUGENE C. SIT, CFA

     The Sit Regional Growth Fund rose +17.2% during the past year, while the S&P 500's return was +22.8%. For the last quarter, the Fund's return was +7.0% compared to the +7.1% return for the S&P 500. The Fund's performance differential to the Index was essentially due to underweightings in the very large companies outside of the Fund's regional focus. The Fund's cumulative +32.0% return since inception, although lagging behind the capitalization-weighted S&P 500 return, actually exceeds the estimated equal-weighted capitalization return of +30.8% for the S&P Index. Because the Fund's capitalization remains well below the popular large cap indices, the widening breadth of the market during the second quarter bodes well for improved relative performance going forward.

     Strong earnings growth continues to be the primary focus of the portfolio. We project earnings growth rates of more than +21% for the next two years--approximately three times the projected growth estimates for the S&P 500--for securities held in the Fund. Our enthusiasm for the Fund is based on the attractive valuation relative to the market. Despite significantly higher projected earnings growth rates, the Fund's weighted price-to-earnings valuation is 26 (based on 1999 estimates), which is equivalent to the current earnings multiple of the S&P 500.

     As of June 30th, the Fund was 95% invested in equity securities. Significant sector weighting changes during the past year included increases in electronic technology and technology services through the additions of Motorola, National Computer Systems, Compuware, and First Data. Sector weighting decreases occurred in financial services and health technology through the reduction or elimination of positions in Charter One Financial, Household International, Progressive, Hillenbrand, Stryker, and RP Scherer. Given the Fund's emphasis on growth companies with unique product attributes, overweighted positions remain in electronic technology and technology services.

     Given the Fund's strong earnings growth prospects, attractive valuations, and existing opportunities within our geographic region, we remain enthusiastic about the Fund's potential.

                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks of companies with their headquarters in Minnesota, Iowa, Missouri, North Dakota, South Dakota, Nebraska, Kansas, Wisconsin, Illinois, Michigan, Indiana, and Ohio. During normal market conditions, at least 80% of the Fund's total assets will be invested in such securities. The Fund emphasizes securities of companies that the Adviser believes have potential for long-term capital growth.


                               PORTFOLIO SUMMARY

                  Net Asset Value 6/30/99:    $13.17 Per Share
                                  6/30/98:    $11.26 Per Share

                         Total Net Assets:    $ 7.5 Million

              Weighted Average Market Cap:    $22.0 Billion

                           TOTAL DIVIDEND:    $ 0.02 PER SHARE
                          Ordinary Income:    $ 0.02 Per Share


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% of total net assets)

                                  [BAR CHART]

                          Technology Services    15.6
                                 Retail Trade    15.0
                        Electronic Technology    14.9
                                      Finance    12.5
                            Health Technology    10.0
                          Commercial Services     5.2
                                    Utilities     4.4
                           Process Industries     3.7
                       Producer Manufacturing     3.3
                              Health Services     3.1
                            Consumer Services     2.6
                            Consumer Durables     1.8
                        Consumer Non-Durables     1.6
                               Transportation     1.4
                      Cash & Other Net Assets     4.9

                         AVERAGE ANNUAL TOTAL RETURNS*           CUMULATIVE TOTAL RETURNS*
                       ---------------------------------      --------------------------------
                       Regional      Russell        S&P       Regional      Russell       S&P
                        Growth         3000         500        Growth         3000        500
                         Fund         Index        Index        Fund         Index       Index
                       --------      -------       -----      --------      -------      -----
3 Months                 6.99%         7.70%        7.05%       6.99%         7.70%       7.05%
  (not annualized)
1 Year                  17.21         20.11        22.76       17.21         20.11       22.76
Inception               20.38         24.18        27.90       31.97         38.25       44.50
  (12/31/97)

* As of 6/30/99

     PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE S&P 500 INDEX NOR THE RUSSELL 3000 INDEX.


                               GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/31/97) and held until 6/30/99 would have grown to $13,197 in the Fund, or $14,450 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.


                              10 LARGEST HOLDINGS

                         *  Best Buy, Inc.
                         *  Tellabs, Inc.
                         *  Wells Fargo Co.
                         *  Motorola, Inc.
                         *  Dayton Hudson Corp.
                         *  Ceridian Corp.
                         *  Northern Trust Corp.
                         *  Great Plains Software, Inc.
                         *  Cardinal Health, Inc.
                         *  ADC Telecommunications, Inc.

                          Total number of holdings: 39

SIT REGIONAL GROWTH FUND
PORTFOLIO OF INVESTMENTS - JUNE 30, 1999

-------------------------------------------------------------------------------
QUANTITY            NAME OF ISSUER                              MARKET VALUE(1)
-------------------------------------------------------------------------------
COMMON STOCKS (95.1%) (2)

    COMMERCIAL SERVICES (5.2%)
            3,000   Deluxe Corp.                                      $116,813
            4,500   Ecolab, Inc.                                       196,313
            8,000   Ha-Lo Industries, Inc. (3)                          79,000
                                                                ---------------
                                                                       392,126
                                                                ---------------

    CONSUMER DURABLES (1.8%)
            2,500   Harley-Davidson, Inc.                              135,937
                                                                ---------------

    CONSUMER SERVICES (2.6%)
            4,000   Emmis Communications Corp. (3)                     197,500
                                                                ---------------

    CONSUMER NON-DURABLES (1.6%)
            1,500   General Mills, Inc.                                120,562
                                                                ---------------

    ELECTRONIC TECHNOLOGY (14.9%)
            5,000   ADC Telecommunications, Inc. (3)                   227,813
            2,000   Gateway 2000, Inc. (3)                             118,000
            3,000   Motorola, Inc.                                     284,250
            4,500   National Computer Systems, Inc.                    151,875
            5,000   Tellabs, Inc. (3)                                  337,812
                                                                ---------------
                                                                     1,119,750
                                                                ---------------

    FINANCE (12.5%)
            3,000   Aon Corp.                                          123,750
            2,500   Northern Trust Corp.                               242,500
            2,500   Reliastar Financial Corp.                          109,375
            6,000   TCF Financial Corp.                                167,250
            7,000   Wells Fargo Co.                                    299,250
                                                                ---------------
                                                                       942,125
                                                                ---------------

    HEALTH SERVICES (3.1%)
            3,637   Cardinal Health, Inc.                              233,223
                                                                ---------------

    HEALTH TECHNOLOGY (10.0%)
            2,500   Abbott Laboratories                                113,750
            1,500   Baxter International, Inc.                          90,938
            3,000   Eli Lilly & Co.                                    214,875
            2,500   Medtronic, Inc.                                    194,688
            5,000   Sybron Int'l Corp. (3)                             137,812
                                                                ---------------
                                                                       752,063
                                                                ---------------

-------------------------------------------------------------------------------
QUANTITY            NAME OF ISSUER                              MARKET VALUE(1)
-------------------------------------------------------------------------------
    PROCESS INDUSTRIES (3.7%)
            2,000   H.B. Fuller Co.                                    136,750
            3,500   Monsanto Co.                                       138,031
                                                                ---------------
                                                                       274,781
                                                                ---------------

    PRODUCER MANUFACTURING (3.3%)
            2,000   Emerson Electric Co.                               125,750
            1,500   Illinois Tool Works, Inc.                          123,000
                                                                ---------------
                                                                       248,750
                                                                ---------------

    RETAIL TRADE (15.0%)
            7,000   Best Buy, Inc. (3)                                 472,500
            4,000   Dayton Hudson Corp.                                260,000
            2,500   Kohl's Corp. (3)                                   192,969
            7,000   Walgreen Co.                                       205,625
                                                                ---------------
                                                                     1,131,094
                                                                ---------------

    TECHNOLOGY SERVICES (15.6%)
            7,500   Ceridian Corp. (3)                                 245,156
            4,500   Compuware Corp. (3)                                143,156
            4,500   First Data Corp.                                   220,219
            5,425   Fiserv, Inc. (3)                                   169,870
            5,000   Great Plains Software, Inc. (3)                    235,937
            5,000   Whittman-Hart, Inc. (3)                            158,750
                                                                ---------------
                                                                     1,173,088
                                                                ---------------

    TRANSPORTATION (1.4%)
            2,800   C.H. Robinson Worldwide, Inc.                      102,900
                                                                ---------------

    UTILITIES (4.4%)
            2,000   Ameritech Corp.                                    147,000
            3,500   Sprint Corp.                                       184,844
                                                                ---------------
                                                                       331,844
                                                                ---------------

Total common stocks                                                  7,155,743
                                                                ---------------
    (cost:  $5,555,358)

SHORT-TERM SECURITIES (4.9%) (2)
          365,000   Sit Money Market Fund, 4.56% (6)                   365,000
                                                                ---------------
    (cost:  $365,000)

Total investments in securities
    (cost:  $5,920,358) (7)                                         $7,520,743
                                                                ===============

              See accompanying notes to portfolios of investments.

                 (THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY.)

SIT MID CAP GROWTH FUND REVIEW
YEAR ENDED JUNE 30, 1999

[PHOTO]  SENIOR PORTFOLIO MANAGERS
           EUGENE C. SIT, CFA
           ERIK S. ANDERSON, CFA

     During the June quarter of 1999, mid cap growth stocks rebounded strongly and outperformed large cap growth stocks, as measured by the Frank Russell Indices, for the first time in seven quarters. The Fund's quarterly return of +11.2% compared favorably with the +10.4% return for the Russell Mid Cap Growth Index.

     For the year ended June 30, 1999, the Sit Mid Cap Growth Fund return was +6.9% versus the +20.3% for the Russell Mid Cap Growth Index. Although the Fund's performance has lagged behind the Index, our capitalization restrictions and valuation disciplines resulted in limited exposure to areas which drove the Index higher, namely large stocks with capitalizations greater than $10 billion and Internet stocks. For example, we estimate that just two stocks, Yahoo! and Charles Schwab, contributed approximately +4.5% to the +20.3% return for the Index over the last year. These companies have current market capitalizations of over $35 billion and are well in excess of our Fund parameters.

     The recent outperformance of smaller cap issues can be attributed to attractive valuations and renewed confidence in the global economy. Given the dramatic differences in performance between mid and large cap issues over the last two years, the potential for small and medium cap issues to catch up still exists. Although the much publicized rally in cyclical stocks lifted value stocks higher during the second quarter, growth issues in the mid cap sector have significantly outperformed value issues on a year-to-date and twelve-month basis. We believe that the Fund is very well positioned to capitalize on the renewed market enthusiasm for smaller cap issues. The portfolio's average projected earnings growth rate of +25% vastly exceeds the S&P 500's projected growth rate of +10%.

     Significant sector weighting changes during the past year include increases in electronic technology and health technology through the additions of Uniphase, Vitesse Semiconductor, Jabil Circuit, Applied Micro Devices, and Lexmark International. Sector weighting decreases occurred in financial services and health services through the reduction or elimination of positions in First American of Tennessee, Nac Re, Mercury General, McKesson HBOC, and Healthsouth Corporation. As of June 30th, the Fund was 94% invested in equities.

     Given mid cap stocks' renewed momentum and strong growth prospects for the companies in the portfolio, we remain optimistic about the Fund's outlook.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Sit Mid Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in the common stocks of growth companies with a capitalization of $2 billion to $15 billion at the time of purchase.


                               PORTFOLIO SUMMARY

                  Net Asset Value 6/30/99:    $ 14.54 Per Share
                                  6/30/98:    $ 16.49 Per Share

                         Total Net Assets:    $375.3 Million

              Weighted Average Market Cap:    $ 10.3 Billion

                           TOTAL DIVIDEND:    $  2.54 PER SHARE
                   Long Term Capital Gain:    $  2.54 Per Share


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% of total net assets)

                                  [BAR CHART]

                        Electronic Technology    30.8
                          Technology Services    18.5
                            Health Technology    11.5
                                      Finance     8.9
                                 Retail Trade     8.3
                                    Utilities     3.7
                          Commercial Services     3.2
                              Health Services     2.7
                        Consumer Non-Durables     2.0
                            Consumer Durables     1.3
                              Energy Minerals     1.0
                          Industrial Services     0.9
                          Commercial Services     0.7
                               Transportation     0.4
                      Cash & Other Net Assets     6.1

                           AVERAGE ANNUAL TOTAL RETURNS*                  CUMULATIVE TOTAL RETURNS*
                   ------------------------------------------    -------------------------------------------
                     Mid Cap     Russell Mid Cap   S&P MidCap      Mid Cap     Russell Mid Cap    S&P MidCap
                   Growth Fund    Growth Index      400 Index    Growth Fund    Growth Index       400 Index
                   -----------   ---------------   ----------    -----------   ---------------    ----------
3 Months              11.16%          10.42%           14.16%        11.16%         10.42%            14.16%
  (not annualized)
1 Year                 6.94           20.32            17.18          6.94          20.32             17.18
5 Years               21.21           22.35            22.28        161.68         174.16            173.37
10 Years              16.11           17.04            17.87        345.36         382.26            417.69
Inception             18.49            n/a             18.88       1639.71           n/a            1737.95
  (9/2/82)

* As of 6/30/99

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL MID CAP GROWTH INDEX NOR THE S&P MIDCAP 400 INDEX.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (9/2/82) and held until 6/30/99 would have grown to $173,971 in the Fund or $183,795 in the S&P MidCap 400 Index assuming reinvestment of all dividends and capital gains.


                              10 LARGEST HOLDINGS

                        *  Biogen, Inc.
                        *  Legato Systems, Inc.
                        *  Xilinx, Inc.
                        *  Uniphase Corp.
                        *  Kohl's Corp.
                        *  Dendrite International, Inc.
                        *  Staples, Inc.
                        *  Vitesse Semiconductor Corp.
                        *  ADC Telecommunications, Inc.
                        *  Elan Corp., A.D.R.

                          Total number of holdings: 63

MID CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS - JUNE 30, 1999

-------------------------------------------------------------------------------
QUANTITY                 NAME OF ISSUER                         MARKET VALUE(1)
-------------------------------------------------------------------------------
COMMON STOCKS (93.9%) (2)

   COMMERCIAL SERVICES (0.7%)
               100,400   Sylvan Learning Systems, Inc. (3)          $2,729,625
                                                               ----------------
   CONSUMER DURABLES (1.3%)
                89,000   Harley-Davidson, Inc.                       4,839,375
                                                               ----------------
   CONSUMER NON-DURABLES (2.0%)
               106,100   Dial Corp.                                  3,945,594
                72,000   Estee Lauder Companies, Inc.                3,609,000
                                                               ----------------
                                                                     7,554,594
                                                               ----------------
   CONSUMER SERVICES (3.2%)
                55,500   Adelphia Communications Corp. (3)           3,531,188
               152,800   Chancellor Media Corp.  (3)                 8,423,100
                                                               ----------------
                                                                    11,954,288
                                                               ----------------
   ELECTRONIC TECHNOLOGY (30.8%)
                26,000   AAR Corp.                                     589,875
               212,200   ADC Telecommunications, Inc. (3)            9,668,363
                37,500   ASM Lithography Hldg., A.D.R. (3)           2,226,563
                90,500   Analog Devices, Inc. (3)                    4,541,969
                88,500   Applied Micro Circuits Corp. (3)            7,279,125
               234,500   Asyst Technologies, Inc. (3)                7,020,344
                94,500   Computer Sciences Corp. (3)                 6,538,219
                52,500   Comverse Technology, Inc. (3)               3,963,750
                55,000   General Dynamics Corp.                      3,767,500
                71,300   Jabil Circuit, Inc. (3)                     3,217,412
                83,000   Lexmark International Group, Inc. (3)       5,483,187
                81,000   Linear Technology Corp.                     5,447,250
                84,150   Lucent Technologies, Inc.                   5,674,866
                61,000   Maxim Integrated Products, Inc. (3)         4,056,500
               145,050   Symbol Technologies, Inc.                   5,348,719
                95,000   Teradyne, Inc. (3)                          6,816,250
                69,500   Uniphase Corp. (3)                         11,537,000
               149,900   Vitesse Semiconductor Corp. (3)            10,108,881
               217,400   Xilinx, Inc. (3)                           12,446,150
                                                               ----------------
                                                                   115,731,923
                                                               ----------------
   ENERGY MINERALS (1.0%)
               177,000   Enron Oil & Gas Co.                         3,584,250
                                                               ----------------
   FINANCE (8.9%)
               248,300   Ace, Ltd.                                   7,014,475
               111,500   Firstar Corp.                               3,122,000
                19,500   Goldman Sachs Group, Inc.                   1,408,875
               100,000   Mercury General Corp.                       3,400,000

-------------------------------------------------------------------------------
QUANTITY                 NAME OF ISSUER                         MARKET VALUE(1)
-------------------------------------------------------------------------------

               132,000   Mutual Risk Mgmt., Ltd.                     4,405,500
                68,200   ReliaStar Financial Corp.                   2,983,750
               108,000   T. Rowe Price & Associates                  4,144,500
               244,800   TCF Financial Corp.                         6,823,800
                                                               ----------------
                                                                    33,302,900
                                                               ----------------
   HEALTH SERVICES (2.7%)
                69,250   Cardinal Health, Inc.                       4,440,656
               178,000   IMS Health, Inc.                            5,562,500
                                                               ----------------
                                                                    10,003,156
                                                               ----------------
   HEALTH TECHNOLOGY (11.5%)
               259,000   Biogen, Inc. (3)                           16,656,938
               134,000   Boston Scientific Corp. (3)                 5,887,625
               344,000   Elan Corp., A.D.R. (3)                      9,546,000
                39,000   Immunex Corp. (3)                           4,970,062
                64,000   MedImmune, Inc. (3)                         4,336,000
                21,000   VISX, Inc. (3)                              1,662,937
                                                               ----------------
                                                                    43,059,562
                                                               ----------------
   INDUSTRIAL SERVICES (0.9%)
               134,400   Transocean Offshore Drilling, Inc.          3,528,000
                                                               ----------------
   RETAIL TRADE (8.3%)
                52,000   Bed Bath & Beyond, Inc. (3)                 2,002,000
                76,000   Best Buy Co., Inc. (3)                      5,130,000
                90,000   Dollar General Corp.                        2,610,000
               144,000   Kohl's Corp. (3)                           11,115,000
               337,475   Staples, Inc. (3)                          10,440,633
                                                               ----------------
                                                                    31,297,633
                                                               ----------------
   TECHNOLOGY SERVICES (18.5%)
               220,000   Aspen Technology, Inc. (3)                  2,585,000
               100,500   BMC Software, Inc. (3)                      5,427,000
               202,800   Ceridian Corp. (3)                          6,629,025
               146,000   Check Point Software Tech., Ltd. (3)        7,829,250
               301,200   Dendrite International, Inc. (3)           10,880,850
                18,000   DoubleClick, Inc. (3)                       1,651,500
               173,675   Fiserv, Inc. (3)                            5,438,198
                52,000   InfoSpace.com, Inc. (3)                     2,444,000
                55,000   Inktomi Corp. (3)                           7,180,937
               241,500   Legato Systems, Inc. (3)                   13,946,625
                81,300   Paychex, Inc.                               2,591,437
                73,500   Sterling Commerce, Inc. (3)                 2,682,750
                                                               ----------------
                                                                    69,286,572
                                                               ----------------
   TRANSPORTATION (0.4%)
                42,500   CNF Transportation, Inc.                    1,630,937
                                                               ----------------

-------------------------------------------------------------------------------
QUANTITY/PAR($)          NAME OF ISSUER                         MARKET VALUE(1)
-------------------------------------------------------------------------------

   UTILITIES (3.7%)
                92,000   Frontier Corp.                              5,428,000
               168,000   Nextel Communications, Inc. (3)             8,431,500
                                                               ----------------
                                                                    13,859,500
                                                               ----------------
Total common stocks                                                352,362,315
                                                               ----------------
   (cost:  $213,924,626)

SHORT-TERM SECURITIES (5.1%) (2)
             3,975,000   American Express Credit Corp.,
                           5.50%, 7/1/99                             3,974,393
            15,042,000   Sit Money Market Fund, 4.56% (6)           15,042,000
                                                               ----------------
   (cost:  $19,017,000)                                             19,016,393
                                                               ----------------

Total investments in securities
   (cost:  $232,941,626) (7)                                      $371,378,708
                                                               ================

              See accompanying notes to portfolios of investments.

SIT INTERNATIONAL GROWTH FUND REVIEW
YEAR ENDED JUNE 30, 1999

[PHOTO]  SENIOR PORTFOLIO MANAGERS
           EUGENE C. SIT, CFA
           ANDREW B. KIM, CFA
           ROGER J. SIT

     The Sit International Growth Fund's 1-year return of +4.5% compares with the MSCI EAFE Index gain of +7.6% and the Lipper International Fund Index rise of +4.0%. A major reason for the Fund's underperformance relative to the EAFE Index was a sector rotation from growth to cyclical stocks in the first half of 1999. Market participants anticipated a faster pace of global economic growth accompanied by an upturn in basic commodity prices.

     The Russian default in August 1998 was one of the most traumatic experiences for the international markets last year. The EAFE Index declined -14.2% in the three months ended September 30, 1998, in part due to the potential crisis associated with Long- Term Capital Management in the U.S. Fortunately, the international equity markets were able to recover substantially, enabling the Index to record a +20.7% gain in the December quarter. Moreover, the first half of 1999 witnessed a lessening of market volatility despite Brazil's currency devaluation. For the first six months of 1999, the Index increased by a modest +4.0%.

     Notably, the first half of 1999 was marked by an unexpectedly steep depreciation of the euro (down -13%). As a result, the Fund's European portfolio holdings declined in the Netherlands, Belgium, Ireland and the U.K. Subsequently, the euro began to rebound against the dollar in July in response to indications of improved economic growth in Germany and the U.K. We expect the euro's upward trend to continue in the remainder of 1999, and we are targeting a European portfolio weighting of 62%, up from 58.3% at the end of June.

     The Fund's Pacific Basin holdings increased to 12.9% of total assets vs. the Index weighting of 6.6% due to the accelerating speed of recovery in the crisis economies of Asia and ample liquidity. Recording substantial gains in dollar terms were the Fund's holdings in Korea, Thailand and Hong Kong.

     From a long-term perspective, the upward momentum in the Japanese market is even more significant now that a relapse in the economy appears unlikely; therefore, the Fund's Japanese weighting climbed to 25.0% at mid-1999 (from 12.8% a year ago), compared with 24.0% for the Index. The Fund partially hedged its Japanese holdings in early July to protect local currency gains in the future. We expect renewed yen weakness based on a resumption of Japanese capital outflow and a decreasing current account surplus.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Sit International Growth Fund is to achieve long-term growth of capital by investing in equity securities of issuers domiciled outside the United States. The Fund's investment objective reflects the belief that long-term investment planning should include the investment opportunities that exist outside the U.S.

     The Fund selects its investments based on the characteristics of the particular markets and economies of the countries in which it invests. Emphasis is placed on identifying securities of companies believed to be undervalued in the marketplace in relation to factors such as the company's revenues, earnings, assets and long-term competitive position which over time will enhance the equity value of the company.


                                PORTFOLIO SUMMARY

                  Net Asset Value 6/30/99:    $18.77 Per Share
                                  6/30/98:    $19.14 Per Share

                         Total Net Assets:    $95.0 Million

              Weighted Average Market Cap:    $36.7 Billion

                           TOTAL DIVIDEND:    $ 1.14 PER SHARE
                   Long Term Capital Gain:    $ 1.08 Per Share
                          Ordinary Income:    $ 0.06 Per Share


                         PORTFOLIO STRUCTURE - BY REGION
                             (% of total net assets)

                                  [BAR CHART]

                                 SIT INT'L       Morgan Stanley
                                GROWTH FUND        EAFE Index

                Europe Other       34.9               27.8
                       Japan       25.0               24.0
         France, Germany, UK       23.4               41.6
               Pacific Basin       12.9                6.6
               Latin America        0.5                0.0
     Cash & Other Net Assets        3.3                0.0

                         AVERAGE ANNUAL TOTAL RETURNS*                 CUMULATIVE TOTAL RETURNS*
                   ----------------------------------------   -----------------------------------------
                                 Morgan Stanley    Lipper                   Morgan Stanley     Lipper
                   International  Capital Int'l  Int'l Fund   International  Capital Int'l   Int'l Fund
                    Growth Fund    EAFE Index       Index      Growth Fund    EAFE Index        Index
                   -------------  -------------  ----------   -------------  -------------   ----------
3 Months               3.99%          2.54%         5.55%          3.99%          2.54%          5.55%
  (not annualized)
1 Year                 4.51           7.62          4.00           4.51           7.62           4.00
3 Years                9.56           8.81         10.79          31.50          28.83          35.99
5 Years                9.35           8.21         10.10          56.32          48.36          61.75
Inception             11.82           8.61         10.88         135.43          88.38         120.80
  (11/1/91)

* As of 6/30/99

     PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE (EUROPE, AUSTRALIA, FAR EAST) INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% of total net assets)

                                  [BAR CHART]

                                      Finance    22.4
                                    Utilities    19.3
                        Electronic Technology    15.1
                            Health Technology    10.5
                          Technology Services    10.0
                                 Retail Trade     5.2
                          Commercial Services     4.4
                       Producer Manufacturing     3.9
                        Consumer Non-Durables     2.9
                            Consumer Services     2.4
                          Industrial Services     0.6
                      Cash & Other Net Assets     3.3


                               GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (11/1/91) and held until 6/30/99 would have grown to $23,543 in the Fund or $18,838 in the Morgan Stanley EAFE Index assuming reinvestment of all dividends and capital gains.

SIT INTERNATIONAL GROWTH FUND
PORTFOLIO OF INVESTMENTS - JUNE 30, 1999


                               10 LARGEST HOLDINGS

                            *  Nokia Corp., A.D.R.
                            *  AFLAC, Inc.
                            *  Ryohin Keikaku Co.
                            *  Mannesman, A.G.
                            *  Misys, p.l.c.
                            *  Takeda Chemical Industries
                            *  Samsung Electronics
                            *  Orix Corp.
                            *  Telefonica, S.A.
                            *  Wolters Kluwer

                          Total number of holdings: 77


--------------------------------------------------------------------------------
QUANTITY                NAME OF ISSUER                           MARKET VALUE(1)
--------------------------------------------------------------------------------
COMMON STOCKS (95.9%)(2)

   ASIA (37.1%)
     AUSTRALIA (1.4%)
              240,497   Colonial, Ltd. (Finance) (3)                   $850,546
               88,900   Telstra Corp., Ltd. (Utilities) (3)             508,749
                                                                  --------------
                                                                      1,359,295
                                                                  --------------
     HONG KONG (3.0%)
               63,000   Cheung Kong Hldgs., Ltd. (Industrial
                          Services)                                     560,281
              304,000   China Telecom, Ltd. (Utilities)                 844,379
              226,000   Citic Pacific, Ltd. (Utilities)                 720,942
               19,200   HSBC Holdings, p.l.c. (Finance)                 700,333
                                                                  --------------
                                                                      2,825,935
                                                                  --------------
     JAPAN (24.2%)
               54,400   AFLAC, Inc. (Finance)                         2,604,400
               71,000   Banyu Pharmaceuticals (Health Tech.)          1,174,039
                  240   NTT Data Corp. (Tech. Services)               1,908,888
                   36   NTT Mobile Communications Network,
                          Inc. (Ord.) (Utilities)                       488,136
                  144   NTT Mobile Communications Network,
                          Inc. (Utilities)                            1,928,731
               29,000   Nihon Unisys, Ltd. (Tech. Services)             629,392
                   85   Nippon Telephone (Utilities)                    990,905
               22,400   Orix Corp. (Finance)                          2,000,165
               10,300   Ryohin Keikaku Co., Ltd. (Retail Trade)       2,593,096

--------------------------------------------------------------------------------
QUANTITY                NAME OF ISSUER                           MARKET VALUE(1)
--------------------------------------------------------------------------------

               18,000   Seven Eleven Japan (Retail Trade)             1,765,027
                1,600   Shohkoh Fund Co. (Finance)                    1,148,243
               50,000   Takeda Chemical Industries
                          (Health Technology)                         2,319,140
               16,000   TDK Corp. (Electronic Technology)             1,464,407
               31,000   Terumo Corp. (Health Technology)                690,740
               88,000   The Fuji Bank, Ltd. (Finance)                   614,072
              101,000   The Nikko Securities Co., Ltd. (Finance)        652,179
                                                                  --------------
                                                                     22,971,560
                                                                  --------------
     PHILIPPINES (0.5%)
              141,500   Manila Electric Co. (Utilities)                 509,474
                                                                  --------------
     TAIWAN (1.5%)
              123,000   Hon Hai Precision Industry (Electronic
                          Technology) (3)                             1,111,950
               10,000   Taiwan Semiconductor Mfg. Co. Ltd.,
                          A.D.R. (Electronic Technology) (3)            340,000
                                                                  --------------
                                                                      1,451,950
                                                                  --------------
     SINGAPORE (2.2%)
               42,000   Development Bank of Singapore, Ltd.
                          (Finance)                                     513,279
              167,000   Natsteel Electronics, Ltd. (Electronic
                          Technology)                                   730,993
              109,000   Venture Mfg., Ltd. (Electronic Tech.)           838,954
                                                                  --------------
                                                                      2,083,226
                                                                  --------------
     SOUTH KOREA (2.3%)
               19,512   Samsung Electronics (Electronic Tech.)        2,140,841

     THAILAND (2.0%)
              101,000   Advanced Info Services (Utilities)            1,369,492
              135,000   Bangkok Bank Public Co., Ltd.
                          (Finance) (3)                                 505,220
                                                                  --------------
                                                                      1,874,712
                                                                  --------------
   EUROPE (58.3%)
     BELGIUM (0.8%)
               17,600   UCB, S.A. (Health Technology)                   752,568
                                                                  --------------

     FINLAND (7.1%)
               52,800   Nokia Corp., A.D.R. (Electronic Tech.)        4,834,500
               46,360   Tieto Corp. (Technology Services)             1,929,788
                                                                  --------------
                                                                      6,764,288
                                                                  --------------
     FRANCE (7.4%)
               14,520   AXA-UAP (Finance)                             1,769,849
               38,200   Alstom, A.D.R. (Producer Mfg.)                1,200,461

--------------------------------------------------------------------------------
QUANTITY                NAME OF ISSUER                           MARKET VALUE(1)
--------------------------------------------------------------------------------

                3,894   Carrefour, S.A. (Retail Trade)                  571,736
                9,430   France Telecom, S.A. (Utilities)                711,712
                6,560   Groupe Danone (Cons. Non-Durables)            1,689,774
                1,615   L'oreal Co. (Consumer Non-Durables)           1,090,762
                                                                  --------------
                                                                      7,034,294
                                                                  --------------
     GERMANY (5.2%)
                3,397   Allianz, A.G. (Finance)                         941,527
               21,930   Deutsche Telekom, A.G. (Utilities)              919,640
               17,100   Mannesmann, A.G. (Producer Mfg.)              2,549,467
                1,250   SAP Preferred (Technology Services)             499,076
                                                                  --------------
                                                                      4,909,710
                                                                  --------------
     IRELAND (3.6%)
               98,800   Bank of Ireland (Finance)                     1,660,119
               64,400   Elan Corp., p.l.c., A.D.R. (Health
                          Technology) (3)                             1,787,100
                                                                  --------------
                                                                      3,447,219
                                                                  --------------
     ITALY (4.5%)
              272,200   Banca Fideuram (Finance)                      1,584,606
              123,000   Telecom Italia (Utilities)                    1,277,469
              242,100   Telecom Italia Mobile Spa (Utilities)         1,444,302
                                                                  --------------
                                                                      4,306,377
                                                                  --------------
     NETHERLANDS (7.3%)
                8,200   ASM Lithography Holding N.V.
                          (Electronic Technology) (3)                   486,875
               20,740   Aegon N.V., A.D.R. (Finance)                  1,534,729
               60,360   CMG, p.l.c. (Technology Services)             1,585,894
                5,100   Equant, A.D.R. (Technology Services)            480,038
               22,640   Libertel N.V. (Electronic Technology) (3)       443,215
                8,040   United Pan-Europe Communications
                          N.V. (Consumer Services) (3)                  435,739
               49,064   Wolters Kluwer (Commercial Svcs.)             1,951,349
                                                                  --------------
                                                                      6,917,839
                                                                  --------------
     PORTUGAL (0.9%)
               20,500   Portugal Telecom, A.D.R. (Utilities)            844,344
                                                                  --------------

     SPAIN (5.2%)
               68,220   Argentaria (Finance)                          1,552,717
               67,500   Endesa, A.D.R. (Utilities)                    1,434,375
               41,286   Telefonica, S.A. (Utilities)                  1,986,998
                                                                  --------------
                                                                      4,974,090
                                                                  --------------

--------------------------------------------------------------------------------
QUANTITY                NAME OF ISSUER                           MARKET VALUE(1)
--------------------------------------------------------------------------------

     SWEDEN (2.2%)
               36,300   L.M. Ericsson Telephone Co., A.D.R.
                          (Electronic Technology)                     1,195,631
               60,800   Securitas AB (Commercial Svcs.)                 909,681
                                                                  --------------
                                                                      2,105,312
                                                                  --------------
     SWITZERLAND (3.3%)
                  675   Novartis, A.G. (Health Technology)              985,053
                   50   Roche Holdings, A.G. (Health Tech.)             513,661
                2,870   Zurich Allied, AG (Finance)                   1,631,038
                                                                  --------------
                                                                      3,129,752
                                                                  --------------
     UNITED KINGDOM (10.8%)
               28,924   AstraZeneca Group, p.l.c. (Health
                          Technology)                                 1,127,893
               52,800   British Telecom, p.l.c. (Utilities)             884,693
               55,550   Carlton Communications, p.l.c. (Consumer
                          Services)                                     461,007
               46,190   Granada Group, p.l.c. (Consumer Services)       856,938
               72,126   Lloyds TSB Group, p.l.c. (Finance)              977,722
              292,585   Misys, p.l.c. (Technology Services)           2,504,247
               23,305   Pearson, p.l.c. (Consumer Services)             473,508
              334,670   Rentokil Group, p.l.c. (Commercial Svcs.)     1,305,621
                9,600   SmithKline Beecham, p.l.c., A.D.R.
                          (Health Technology)                           634,201
                5,100   Vodafone Airtouch, A.D.R. (Utilities)         1,004,700
                                                                  --------------
                                                                     10,230,530
                                                                  --------------
   LATIN AMERICA (0.5%)
     MEXICO (0.5%)
                5,700   Telefonos de Mexico S.A., A.D.R.
                          (Utilities)                                   460,631
                                                                  --------------

Total common stocks                                                  91,093,947
                                                                  --------------
   (cost:  $57,285,461)

STRUCTURED NOTE (0.8%) (2)
                  371   Sony Corp. (Currency Protected,
                          Equity-Linked), 7.50%, 5/8/00 (8)             779,205
                                                                  --------------
   (cost:  $717,236)

SHORT TERM SECURITIES (3.3%) (2)
            3,156,000   Sit Money Market Fund, 4.56% (6)              3,156,000
                                                                  --------------
   (cost:  $3,156,000)

Total investments in securities
   (cost:  $61,158,697) (7)                                         $95,029,152
                                                                  ==============

              See accompanying notes to portfolios of investments.

SIT SMALL CAP GROWTH FUND REVIEW
YEAR ENDED JUNE 30, 1999

[PHOTO]  EUGENE C. SIT, CFA
           SENIOR PORTFOLIO MANAGER

     The Sit Small Cap Growth Fund's one-year return was +8.8% and compared favorably to the +1.5% return for the Russell 2000 Index. Small cap stocks regained significant momentum during the second quarter of 1999. The Fund's quarterly return was +18.7% versus the +15.6% return for the Russell 2000 Index. The Fund's average annual total return since inception was +19.4%, which compared favorably to the +15.3% return for the Russell 2000 Index.

     Extreme undervaluation of small stocks and renewed confidence in the global economic environment were key elements behind the strong second quarter rally for small cap stocks. In fact, this was the first quarter in seven that the Russell 2000 Index outperformed the Russell 1000 Index. Given the duration and magnitude of small cap underperformance in recent years and the resulting valuation disparity, we believe the potential exists for an extended small cap stock rally. Our enthusiasm for smaller stocks can be illustrated by a simple analysis of price-to-earnings ratios relative to estimated long-term growth rates. The P/E ratio for the Fund currently stands at 32 times estimated year 2000 earnings--which is BELOW the estimated earnings growth rate of 35%. In contrast, the P/E ratio for the S&P 500 is 26 times estimated 2000 earnings and well ABOVE the long-term earnings growth rate of 10%.

     As of June 30th, the Fund was 96% invested in equities. The most significant sector increases over the past year occurred in electronic technology through purchases of Applied Micro Circuits, PMC Sierra, Galileo Technology, and Flextronics. The financial services sector had the greatest reduction in weighting, accomplished through sales of Imperial Credit Industries, Life Re, Nac Re, Delphi Financial, and Community First Bank. Electronic technology and technology services remain the heaviest weighted sectors within the portfolio due to the robust earnings outlook for the technology sectors.

     Although the strong returns experienced during the second quarter are unlikely to be repeated over each of the year's remaining quarters, we believe the Fund is in position to benefit from the improving outlook for small capitalization investing.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in the common stocks of small growth companies that have a capitalization of $2.5 billion or less at the time of purchase.

     In addition, the Fund may purchase securities convertible into common stocks, preferred stocks and warrants. The Fund may invest in securities not listed on a national securities exchange but generally such securities will have an established over-the-counter market.


                                PORTFOLIO SUMMARY

                  Net Asset Value 6/30/99:     $18.28 Per Share
                                  6/30/98:     $20.35 Per Share

                         Total Net Assets:     $50.3 Million

              Weighted Average Market Cap:     $ 2.0 Billion

                           TOTAL DIVIDEND:     $ 3.09 PER SHARE
                   Long Term Capital Gain:     $ 3.09 Per Share


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% of total net assets)

                                   [BAR CHART]

                        Electronic Technology    30.1
                          Technology Services    23.9
                                      Finance     8.9
                                    Utilities     8.0
                            Health Technology     6.3
                            Consumer Services     4.7
                                 Retail Trade     4.2
                               Transportation     3.8
                              Health Services     2.3
                              Energy Minerals     1.9
                          Industrial Services     1.1
                          Commercial Services     0.7
                      Cash & Other Net Assets     4.1

                            AVERAGE ANNUAL TOTAL RETURNS*                   CUMULATIVE TOTAL RETURNS*
                    -------------------------------------------    ------------------------------------------
                     Small Cap     Russell 2000    Russell 2000     Small Cap    Russell 2000    Russell 2000
                    Growth Fund        Index       Growth Index    Growth Fund       Index       Growth Index
                    -----------    ------------    ------------    -----------   ------------    ------------
3 Months              18.70%          15.55%           14.75%          18.70%       15.55%           14.75%
  (not annualized)
1 Year                 8.77            1.50             8.30            8.77         1.50             8.30
3 Years                7.54           11.22             8.64           24.38        37.56            28.24
Inception             19.44           15.32            15.33          143.07       103.99           104.09
  (7/1/94)

* As of 6/30/99

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL 2000 INDEX NOR THE RUSSELL 2000 GROWTH INDEX.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (7/1/94) and held until 6/30/99 would have grown to $24,307 in the Fund or $20,399 in the Russell 2000 Index assuming reinvestment of all dividends and capital gains.


                               10 LARGEST HOLDINGS

                        *  Applied Micro Circuits Corp.
                        *  Uniphase Corp.
                        *  Dendrite International, Inc.
                        *  PMC-Sierra, Inc.
                        *  Legato Systems, Inc.
                        *  Galileo Technology, Ltd.
                        *  Transaction Network Services, Inc.
                        *  Allegiance Telecom, Inc.
                        *  Siebel Systems, Inc.
                        *  Inktomi Corp.

                          Total number of holdings: 58

SIT SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS - JUNE 30, 1999

--------------------------------------------------------------------------------
QUANTITY                  NAME OF ISSUER                         MARKET VALUE(1)
--------------------------------------------------------------------------------
COMMON STOCKS (95.9%) (2)

     COMMERCIAL SERVICES (0.7%)
                 35,000   HA-LO Industries, Inc. (3)                   $345,625
                                                                ----------------
     CONSUMER SERVICES (4.7%)
                 22,000   Emmis Broadcasting Corp. (3)                1,086,250
                  9,000   Jones Intercable, Inc. (3)                    441,000
                 35,000   Rent-Way, Inc. (3)                            861,875
                                                                ----------------
                                                                      2,389,125
                                                                ----------------
     ELECTRONIC TECHNOLOGY (30.1%)
                 28,000   AAR Corp.                                     635,250
                 25,000   Applied Micro Circuits Corp. (3)            2,056,250
                 33,500   Asyst Technologies, Inc. (3)                1,002,906
                 29,000   Burr-Brown Corp. (3)                        1,062,125
                  3,000   Extreme Networks, Inc. (3)                    174,187
                 22,500   Flextronics International, Ltd. (3)         1,248,750
                 33,500   Galileo Technology, Ltd. (3)                1,517,969
                 20,000   Gilat Satellite Networks, Ltd. (3)          1,050,000
                  1,500   Juniper Networks, Inc. (3)                    223,500
                 30,000   PMC-Sierra, Inc. (3)                        1,768,125
                 12,700   RF Micro Devices, Inc. (3)                    947,738
                 18,000   SDL, Inc. (3)                                 919,125
                 25,000   Security Dynamics Tech., Inc. (3)             531,250
                 12,000   Uniphase Corp. (3)                          1,992,000
                                                                ----------------
                                                                     15,129,175
                                                                ----------------
     ENERGY MINERALS (1.9%)
                 33,500   Newfield Exploration Co. (3)                  952,656
                                                                ----------------
     FINANCE (8.9%)
                 18,500   Arthur J. Gallagher & Co.                     915,750
                 38,500   Federated Investors, Inc.                     690,594
                 17,500   Mutual Risk Management, Ltd.                  584,063
                 39,325   Queens County Bancorp, Inc.                 1,273,147
                 90,500   Scottish Annuity & Life Hldgs., Ltd.          972,875
                  7,300   Stirling Cooke Brown Holdings                  30,112
                                                                ----------------
                                                                      4,466,541
                                                                ----------------
     HEALTH SERVICES (2.3%)
                 35,500   Stericycle, Inc. (3)                          481,469
                 20,000   Sunrise Assisted Living, Inc. (3)             697,500
                                                                ----------------
                                                                      1,178,969
                                                                ----------------
     HEALTH TECHNOLOGY (6.3%)
                 44,000   Biosite Diagnostics, Inc. (3)                 445,500
                 50,000   I-Stat Corp. (3)                              456,250
                  9,000   IDEC Pharmaceuticals Corp. (3)                693,562
                  9,500   Novoste Corp. (3)                             199,500
                 10,000   Sepracor, Inc. (3)                            812,500
                 30,000   Ventana Medical Systems, Inc. (3)             573,750
                                                                ----------------
                                                                      3,181,062
                                                                ----------------

--------------------------------------------------------------------------------
QUANTITY                  NAME OF ISSUER                         MARKET VALUE(1)
--------------------------------------------------------------------------------

     INDUSTRIAL SERVICES (1.1%)
                 61,000   Newpark Resources, Inc. (3)                   541,375
                                                                ----------------
     RETAIL TRADE (4.2%)
                 10,000   AnnTaylor Stores Corp. (3)                    450,000
                 28,000   Cost Plus, Inc. (3)                         1,274,000
                 15,500   Men's Wearhouse, Inc. (3)                     395,250
                                                                ----------------
                                                                      2,119,250
                                                                ----------------
     TECHNOLOGY SERVICES (23.9%)
                 17,500   BISYS Group, Inc. (3)                       1,023,750
                 11,500   Cais Internet, Inc. (3)                       211,313
                 51,500   Dendrite International, Inc. (3)            1,860,438
                 20,000   Great Plains Software, Inc. (3)               943,750
                 10,000   Inktomi Corp. (3)                           1,305,625
                 30,000   Legato Systems, Inc. (3)                    1,732,500
                 34,300   Pervasive Software, Inc. (3)                  853,212
                  2,500   Priceline.com, Inc. (3)                       288,906
                  6,500   Razorfish, Inc. (3)                           240,906
                 15,000   Sapient Corp. (3)                             849,375
                 20,229   Siebel Systems, Inc. (3)                    1,342,700
                  3,000   VerticalNet, Inc. (3)                         315,000
                 26,000   Whittman-Hart, Inc. (3)                       825,500
                  8,500   Ziff-Davis, Inc. (3)                          221,000
                                                                ----------------
                                                                     12,013,975
                                                                ----------------
     TRANSPORTATION (3.8%)
                 25,000   C.H. Robinson Worldwide, Inc.                 918,750
                  8,000   Eagle USA Airfreight, Inc. (3)                339,500
                 24,000   Expeditors International, Inc.                654,000
                                                                ----------------
                                                                      1,912,250
                                                                ----------------
     UTILITIES (8.0%)
                 26,000   Allegiance Telecom, Inc. (3)                1,426,750
                 12,000   Nextlink Communications (3)                   892,500
                  5,000   Rhythms NetConnections, Inc. (3)              291,875
                 49,000   Transaction Network Svcs., Inc. (3)         1,433,250
                                                                ----------------
                                                                      4,044,375
                                                                ----------------

Total common stocks                                                  48,274,378
                                                                ----------------
         (cost: $31,802,635)

SHORT-TERM SECURITIES (3.0%) (2)
              1,491,000   Sit Money Market Fund, 4.56% (6)            1,491,000
                                                                ----------------

         (cost: $1,491,000)

Total investments in securities
         (cost: $33,293,635) (7)                                    $49,765,378
                                                                ================

              See accompanying notes to portfolios of investments.

                 (THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY.)

SIT SCIENCE AND TECHNOLOGY GROWTH FUND REVIEW
YEAR ENDED JUNE 30, 1999

[PHOTO]  EUGENE C. SIT, CFA
           SENIOR PORTFOLIO MANAGER

     The Sit Science and Technology Fund posted a positive return of +29.4% for the year ended June 30, 1999. The +32.5% annualized return since inception is in excess of broad market averages. For example, the comparable S&P 500 return for the same eighteen-month period was +27.8%

     The Fund lagged behind the Pacific Stock Exchange Technology 100 Index
(PSE) due to the Index's disproportionate contribution from Internet securities and the Fund's commitment to the health care sector. At the end of June, health care stocks represented 24% of the portfolio compared to an estimated 15% health care weight for the Index. During the past twelve months, health care holdings have averaged approximately 33% of the portfolio. While we believe there are many promising long-term investments within the health care sector, these stocks have lagged behind the technology sector performance within the Fund over the last twelve months. This relative underperformance has led to compelling valuations for health care issues, and the Fund will continue to pursue opportunities in this sector.

     As of June 30th, the Fund was 99% invested in equity securities, up from 96% last year. The most significant sector change was related to a shift from the technology services sector to the electronic technology sector. Since lingering fears of a Year 2000-related slowdown may weigh down the performance of technology service companies, total or partial sales were made in shares of Computer Associates, Cadence Design, Intelligroup, Peoplesoft, and Security Dynamics. Improving fundamentals in the telecommunications and semiconductor industries led to increased weightings within the electronic technology and utilities sectors through the purchase of Applied Micro Circuits, Jabil Circuit, Motorola, Nokia, PMC-Sierra, Teradyne, Vitesse Semiconduictor, and MCI Worldcom.

     Earnings for the stocks in the Fund are expected to grow +26% in 1999 and +32% over the next five years. Despite growth rates of more than two and one-half times the market, valuations do not appear excessive. The price-to-earnings ratio for the Fund currently stands at 39 times 2000 earnings, and the comparable ratio for the S&P 500 is 26 times earnings. Based on the strong earnings growth and attractive relative valuations, we continue to be optimistic about the outlook for companies in the Fund.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks of companies which Sit Investment Associates, Inc. expects to benefit from the development, improvement, advancement and use of science and technology. During normal market conditions, at least 80% of the Fund's total assets will be invested in such securities. The Fund emphasizes securities of companies that the adviser believes have potential for long-term capital growth.


                                PORTFOLIO SUMMARY

                    Net Asset Value 6/30/99:    $15.23 Per Share
                                    6/30/98:    $11.77 Per Share

                           Total Net Assets:    $14.2 Million

                Weighted Average Market Cap:    $70.9 Billion


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% of total net assets)

                                   [BAR CHART]

                        Electronic Technology    49.7
                            Health Technology    23.5
                          Technology Services    22.7
                                    Utilities     3.5
                      Cash & Other Net Assets     0.6

                       AVERAGE ANNUAL TOTAL RETURNS*            CUMULATIVE TOTAL RETURNS*
                    ----------------------------------     ----------------------------------
                                         Pacific Stock                          Pacific Stock
                    Science and            Exchange        Science and            Exchange
                    Technology            Technology       Technology            Technology
                    Growth Fund           100 Index        Growth Fund            100 Index
                    ----------------------------------     ----------------------------------
3 Months               10.36%               20.62%           10.36%                 20.62%
  (not annualized)
1 Year                 29.40                73.40            29.40                  73.40
Inception              32.48                62.36            52.30                 106.46
  (12/31/97)

*As of 6/30/99

     PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE PACIFIC STOCK EXCHANGE TECHNOLOGY 100 INDEX.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/31/97) and held until 6/30/99 would have grown to $15,230 in the Fund, or $20,646 in the PSE Tech 100 Index assuming reinvestment of all dividends and capital gains.


                              10 LARGEST HOLDINGS

                     *  Microsoft Corp.
                     *  International Business Machines Corp.
                     *  Cisco Systems, Inc.
                     *  Biogen, Inc.
                     *  Tellabs, Inc.
                     *  Vitesse Semiconductor Corp.
                     *  Inktomi Corp.
                     *  Unisys Corp.
                     *  Intel Corp.
                     *  Applied Micro Circuits Corp.

                          Total number of holdings: 55

SIT SCIENCE AND TECHNOLOGY GROWTH FUND
PORTFOLIO OF INVESTMENTS - JUNE 30, 1999

--------------------------------------------------------------------------------
QUANTITY            NAME OF ISSUER                               MARKET VALUE(1)
--------------------------------------------------------------------------------
COMMON STOCKS (99.2%) (2)

   ELECTRONIC TECHNOLOGY (49.7%)
            5,500   ADC Telecommunications, Inc. (3)                   $250,594
            5,500   Analog Devices, Inc. (3)                            276,031
            4,000   Applied Micro Circuits Corp. (3)                    329,000
            8,000   Cisco Systems, Inc. (3)                             516,000
            3,750   Comverse Technology, Inc. (3)                       283,125
            6,000   Dell Computer Corp. (3)                             222,000
            5,600   EMC Corp. (3)                                       308,000
            6,000   Intel Corp.                                         357,000
            4,000   International Business Machines Corp.               517,000
            5,000   Jabil Circuit, Inc. (3)                             225,625
            2,000   Lexmark International Group, Inc. (3)               132,125
            4,000   Lucent Technologies, Inc.                           269,750
            3,000   Motorola, Inc.                                      284,250
            3,000   Nokia Corp., A.D.R.                                 274,688
            5,000   PMC-Sierra, Inc. (3)                                294,687
            4,000   RF Micro Devices, Inc. (3)                          298,500
            5,000   SDL, Inc. (3)                                       255,312
            3,000   Synopsys, Inc. (3)                                  165,562
            6,500   Tellabs, Inc. (3)                                   439,156
            4,000   Teradyne, Inc. (3)                                  287,000
           10,000   Unisys Corp. (3)                                    389,375
            6,500   Vitesse Semiconductor Corp. (3)                     438,344
            4,000   Xerox Corp.                                         236,250
                                                               -----------------
                                                                      7,049,374
                                                               -----------------
   HEALTH TECHNOLOGY (23.5%)
            8,000   Biogen, Inc. (3)                                    514,500
            4,000   Bristol Myers Squibb Co.                            281,750
            8,000   Elan Corp., A.D.R. (3)                              222,000
            7,000   Guilford Pharmaceuticals, Inc. (3)                   89,250
            2,000   IDEC Pharmaceuticals Corp. (3)                      154,125
            2,000   Immunex Corp. (3)                                   254,875
            2,000   Johnson & Johnson Co.                               196,000
            2,000   MedImmune, Inc. (3)                                 135,500
            3,000   Medtronic, Inc.                                     233,625
            4,000   Merck & Co., Inc.                                   296,000
            3,000   Novoste Corp. (3)                                    63,000
            5,000   Protein Design Labs (3)                             110,937
            2,300   Pfizer, Inc.                                        252,425
            3,000   Schering-Plough Corp.                               159,000
            2,000   Sepracor, Inc. (3)                                  162,500
            3,000   Warner Lambert Co.                                  208,125
                                                               -----------------
                                                                      3,333,612
                                                               -----------------

--------------------------------------------------------------------------------
QUANTITY/PAR($)     NAME OF ISSUER                               MARKET VALUE(1)
--------------------------------------------------------------------------------

   TECHNOLOGY SERVICES (22.5%)
            2,200   America Online, Inc. (3)                            243,100
            2,600   At Home Corp. (3)                                   140,238
            5,000   BMC Software, Inc. (3)                              270,000
            4,500   Check Point Software Technology (3)                 241,312
            4,500   Compuware Corp. (3)                                 143,156
            7,500   Dendrite International, Inc. (3)                    270,938
            4,000   I2 Technologies, Inc. (3)                           172,000
            3,000   Inktomi Corp. (3)                                   391,688
            5,500   Legato Systems, Inc. (3)                            317,625
            6,000   Microsoft Corp. (3)                                 541,125
            3,000   New Era of Networks, Inc. (3)                       131,813
            4,000   Sterling Commerce, Inc. (3)                         146,000
            6,000   Whittman-Hart, Inc. (3)                             190,500
                                                               -----------------
                                                                      3,199,495
                                                               -----------------
   UTILITIES (3.5%)
            3,500   MCI WorldCom, Inc. (3)                              301,219
            6,000   Qwest Communications Int'l, Inc. (3)                198,375
                                                               -----------------
                                                                        499,594
                                                               -----------------

Total common stocks                                                  14,082,075
                                                               -----------------
   (cost:  $10,462,140)

CONVERTIBLE BONDS  (0.2%) (2)
           50,000   Tecnomatix Technologies Conv.,
                     5.25%, 8/15/04 (4) (5)                              34,875
                                                               -----------------
   (cost:  $48,477)

SHORT-TERM SECURITIES (0.8%) (2)
          120,000   Sit Money Market Fund, 4.56% (6)                    120,000
                                                               -----------------
   (cost:  $120,000)

Total investments in securities
   (cost:  $10,630,617) (7)                                         $14,236,950
                                                               =================

              See accompanying notes to portfolios of investments.

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                                                                              33

SIT DEVELOPING MARKETS GROWTH FUND REVIEW
YEAR ENDED JUNE 30, 1999

[PHOTO]  SENIOR PORTFOLIO MANAGERS
           EUGENE C. SIT, CFA
           ANDREW B. KIM, CFA

     During the June quarter, the Sit Developing Markets Growth Fund (up +29.1%) outperformed both the MSCI Emerging Markets Free Index (up +23.6%) and the Lipper Emerging Markets Index (up +25.2%), reflecting the sizable positive returns of the holdings in the Asian markets. At the end of June, equity holdings in Asia increased to 58.1% of the net assets vs. 41.3% for the Index. Weightings increased sharply from a year ago in Taiwan (13.2% vs. 8.4%), South Korea (11.9% vs. 3.7%), and Singapore (10.9% vs. 6.3%) because of a continued focus on the electronics sector's contract manufacturers.

     The Fund's 1-year return, however, was less favorable increasing +10.3% compared with the MSCI Emerging Markets Free Index benchmark gain of +25.2% and the Lipper Emerging Market Index return of +19.0%. The underperformance relative to the indices was in large part the result of our underweight in Mexico, South Korea, and Greece as well as our lack of interest rate sensitive financial and property sector exposures in Asia early in the year. Our exposure in some non-index countries and our high cash position also hurt performance.

     The overall Latin American weighting as of June 30th stood at 15.5% vs. 30.4% for the Index. In Latin America, the Fund's holdings continue to be concentrated in Mexico (11.3% vs. 11.9%) based on its promising corporate earnings outlook. The removal of near-term uncertainties over immediate U.S. interest rate increases and higher oil prices should benefit emerging markets in general. Specifically, Mexico should more fully benefit from strong NAFTA economies. Brazil, however, is substantially underweight (3.0% vs. the Index's 8.7%) due to structural weakness stemming from its domestic fiscal problems.

     Emerging-Europe, Middle East and Africa holdings were underweighted at 18.4% vs. 28.3%. The Fund continued to overweight Israel (4.4% vs. 2.9%) and underweight South Africa (2.5% vs. 11.0%). Greece was the largest weighting (7.1% vs. 6.1%).

     Among new additions in the Fund's holdings were Korea Telecom, Development Bank of Singapore, Hana Microelectronics in Thailand, Comverse Technology in Israel, Philippine Long Distance Telephone in addition to Delta Dairy in Greece.

     We believe the favorable liquidity conditions in Asia should continue in the second half, aided by the increased current account surplus, foreign direct investment, lower interest rates and stable currencies. In addition, we look for Japan's improving business conditions and strong currency to contribute to Asia's economic recovery.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Sit Developing Markets Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing in equity securities of companies located or otherwise operating in a developing market.

     Developing markets tend to be less economically developed regions of the world. General characteristics also include a high demand for capital investment, a high dependence on export markets for their major industries, a need to develop basic economic infrastructures, rapid economic growth and lower degrees of political stability. Investors should carefully consider the risks associated with developing markets such as currency flucuations, high volatility, illiquidity and the possibility of political instability.


                               PORTFOLIO SUMMARY

                  Net Asset Value 6/30/99:     $ 9.98 Per Share
                                  6/30/98:     $ 9.05 Per Share

                         Total Net Assets:     $11.3 Million

              Weighted Average Market Cap:     $32.1 Billion


                         PORTFOLIO STRUCTURE - BY REGION
                             (% of total net assets)

                                   [BAR CHART]

                              SIT DEVELOPING            MSCI Emerging
                            MARKETS GROWTH FUND      Markets Free Index

                        Asia       58.1                     41.3
               Latin America       15.5                     30.4
                      Europe       11.5                     13.4
          Africa/Middle East        6.9                     14.9
               North America        0.9                      0.0
     Cash & Other Net Assets        7.1                      0.0

                             AVERAGE ANNUAL TOTAL RETURNS*                     CUMULATIVE TOTAL RETURNS*
                      --------------------------------------------    --------------------------------------------
                      Developing         MSCI           Lipper        Developing         MSCI           Lipper
                        Markets    Emerging Markets    Emerging         Markets    Emerging Markets    Emerging
                      Growth Fund     Free Index     Markets Index    Growth Fund     Free Index     Markets Index
                      -----------  ----------------  -------------    -----------  ----------------  -------------
  3 Months               29.11%         23.62%          25.17%          29.11%           23.62%          25.17%
     (not annualized)
  1 Year                 10.28          25.20           19.04           10.28            25.20           19.04
  3 Year                 -3.01          -6.18           -4.39           -8.76           -17.41          -12.59
  Inception               0.11          -2.89           -1.06            0.53           -13.64           -5.18
    (7/1/94)

* As of 6/30/99

     PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE MORGAN STANLEY INTERNATIONAL EMERGING MARKETS FREE INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% of total net assets)

                                   [BAR CHART]

                                    Utilities    38.4
                        Electronic Technology    29.9
                                 Retail Trade     9.4
                                      Finance     7.4
                          Industrial Services     3.1
                          Technology Services     2.5
                        Consumer Non-Durables     1.4
                            Consumer Services     0.8
                      Cash & Other Net Assets     7.1


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (7/1/94) and held until 6/30/99 would have grown to $10,053 in the Fund or $8,636 in the Morgan Stanley Capital Int'l Emerging Markets Free Index assuming reinvestment of all dividends and capital gains.

SIT DEVELOPING MARKETS GROWTH FUND
PORTFOLIO OF INVESTMENTS - JUNE 30, 1999


                               10 LARGEST HOLDINGS

               *  Hon Hai Precision Industry
               *  Advanced Info Services
               *  Telefonos de Mexico, A.D.R.
               *  Samsung Electronics
               *  Cifra, S.A.
               *  Datacraft Asia, Ltd.
               *  Korea Electric Power, A.D.R.
               *  Dimension Data Holdings, Ltd.
               *  Philippine Long Distance Telephone Co., A.D.R.
               *  Venture Manufacturing, Ltd.

                          Total number of holdings: 46


--------------------------------------------------------------------------------
QUANTITY            NAME OF ISSUER                               MARKET VALUE(1)
--------------------------------------------------------------------------------
COMMON STOCKS (92.9%)(2)

  AFRICA/ MIDDLE EAST (6.9%)
    ISRAEL (4.4%)
            2,500   Gilat Satellite Networks, Ltd., A.D.R.
                      (Electronic Technology) (3)                      $131,250
            8,600   Nice Systems, Ltd., A.D.R. (Electronic
                      Technology ) (3)                                  237,038
            1,700   Comverse Technology, Inc. (Electronic
                      Technology) (3)                                   128,350
                                                                   -------------
                                                                        496,638
                                                                   -------------
    SOUTH AFRICA (2.5%)
           64,800   Dimension Data Holdings, Ltd.
                      (Technology Services)                             286,735
                                                                   -------------
  ASIA (58.1%)
    HONG KONG (6.5%)
           13,000   Cheung Kong Hldgs., Ltd. (Indus. Svcs.)             115,614
          640,000   China Hong Kong Photo Products Hldgs.,
                      Ltd. (Retail Trade)                               102,287
           74,000   China Telecom (Utilities)                           205,540
           48,000   Citic Pacific, Ltd. (Utilities)                     153,120
            4,400   HSBC Holdings, p.l.c. (Finance)                     160,493
                                                                   -------------
                                                                        737,054
                                                                   -------------
    INDONESIA (1.6%)
          258,000   PT Ramayana Lestari (Retail Trade)                  182,556
                                                                   -------------

--------------------------------------------------------------------------------
QUANTITY            NAME OF ISSUER                               MARKET VALUE(1)
--------------------------------------------------------------------------------

    PHILIPPINES (5.3%)
        2,343,000   Digital Telecom Philippines (Utilities) (3)         144,090
          173,000   Jollibee Foods Co. (Warrants) (Consumer
                      Services) (3)(4)(5)                                88,660
            9,200   Philippine Long Distance Telephone Co.,
                      A.D.R. (Utilities)                                277,150
          424,000   SM Prime Holdings, Inc. (Retail Trade)               95,832
                                                                   -------------
                                                                        605,732
                                                                   -------------
    SINGAPORE (10.9%)
           60,000   Avimo Group, Ltd.  (Electronic Tech.)                97,650
           95,000   Datacraft Asia, Ltd. (Electronic Tech.)             414,200
           19,000   Development Bank of Singapore, Ltd.
                      (Finance)                                         232,197
           51,000   Natsteel Electronics, Ltd. (Electronic
                      Technology)                                       223,237
           35,000   Venture Mfg., Ltd. (Electronic Tech.)               269,389
                                                                   -------------
                                                                      1,236,673
                                                                   -------------
    SOUTH KOREA (11.9%)
           20,000   Korea Electric Power, A.D.R. (Utilities)            410,000
            3,000   Korea Telecom Corporation (Utilities)               199,050
            6,000   Korea Telecom Corp., A.D.R. (Utilities) (3)         240,000
            4,564   Samsung Electronics (Electronic
                      Technology)                                       500,758
                                                                   -------------
                                                                      1,349,808
                                                                   -------------
    TAIWAN (13.2%)
           75,698   Chroma Ate, Inc. (Electronic Technology) (3)        221,469
           74,200   Hon Hai Precision Industry (Electronic
                      Technology) (3)                                   670,786
           69,000   President Chain Store Corp. (Retail Trade)          233,916
           64,000   Phoenixtec Power Co. (Elec. Tech.) (3)              127,802
           62,730   Taiwan Semiconductor Co. (Electronic
                      Technology) (3)                                   239,850
                                                                   -------------
                                                                      1,493,823
                                                                   -------------
    THAILAND (8.7%)
           48,800   Advanced Info Services (Utilities)                  661,695
           54,000   Bangkok Bank (Finance)                              202,088
           42,000   Hana Microelectronics Public Co., Ltd.
                      (Electronic Technology)                           126,427
                                                                   -------------
                                                                        990,210
                                                                   -------------
  EUROPE (11.5%)
    GREECE (7.1%)
            3,937   Alpha Credit Bank (Finance)                         253,476
            3,000   Delta Dairy S.A. (Consumer Non-Durables)             58,468
           11,700   Hellenic Telecommunications
                      Organization (Utilities)                          250,476
           10,250   Panafon Telecom (Utilities) (3)                     246,904
                                                                   -------------
                                                                        809,324
                                                                   -------------

--------------------------------------------------------------------------------
QUANTITY            NAME OF ISSUER                               MARKET VALUE(1)
--------------------------------------------------------------------------------

    PORTUGAL (2.0%)
            5,500   Portugal Telecom, A.D.R. (Utilities)                226,531
                                                                   -------------

    SPAIN (2.4%)
            1,815   Telefonica, A.D.R. (Utilities)                      266,970
                                                                   -------------

  LATIN AMERICA (15.5%)
    ARGENTINA (1.2%)
            4,200   Telefonica de Argentina, A.D.R. (Utilities)         131,775
                                                                   -------------

    BRAZIL (3.0%)
            6,500   Cemig, A.D.R. (Utilities)                           137,995
            1,800   Tele Centro Sul Participacoes S.A.,
                      A.D.R. (Utilities)                                 99,900
            4,400   Telesp Participacoes S.A., A.D.R.
                      (Utilities) (3)                                   100,650
                                                                   -------------
                                                                        338,545
                                                                   -------------
    MEXICO (11.3%)
          223,700   Cifra S.A. (Retail Trade)                           445,740
            5,000   Coca Cola Femsa S.A., A.D.R. (Consumer
                      Non-Durables)                                      96,875
           55,700   Corporacion GEO - B
                      (Industrial Services) (3)                         236,142
            6,200   Telefonos de Mexico, A.D.R. (Utilities)             501,038
                                                                   -------------
                                                                      1,279,795
                                                                   -------------

  NORTH AMERICA (0.9%)
    CANADA (0.9%)
            5,800   Telesystems Int'l. Wireless, Inc.
                     (Utilities) (3)                                    104,309
                                                                   -------------


Total common stocks                                                  10,536,478
                                                                   -------------
        (cost:  $7,751,078)

SHORT-TERM SECURITIES (9.6%) (2)
            1,088,000   Sit Money Market Fund, 4.56% (6)              1,088,000
                                                                   -------------

        (cost:  $1,088,000)

Total investments in securities
        (cost:  $8,839,078) (7)                                     $11,624,478
                                                                   =============

              See accompanying notes to portfolios of investments.

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38

SIT MUTUAL FUNDS
NOTES TO PORTFOLIOS OF INVESTMENTS


(1) Securities are valued by procedures described in note 1 to the financial statements.

(2)  Percentage figures indicate percentage of total net assets.

(3)  Presently non-income producing securities.

(4) Securities sold within terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and sold only to dealers in that program or other "accredited investors".

(5) These securities have been identified by the investment adviser as illiquid securities. The aggregate value of these these securities at June 30, 1999, is $88,660 and $34,875 in Developing Markets Growth and Science and Technology Growth Funds, respectively, which represents 0.8% and 0.2% of the Funds' net assets, respectively. The following table summarizes the purchase date(s) and cost basis of these securities:

                                                            Purchase
Fund                                   Security              Date(s)         Shares/Par       Cost Basis
----------------------------------  ------------------  ----------------   --------------   --------------
Developing Markets Growth           Jollibee Foods        3/98 - 12/98        173,000           77,228
Science and Technology Growth       Tecnomatix Tech.          1/98             50,000           48,477

(6) This security represents an investment in an affiliated party. See note 3 to the accompanying financial statements.

(7) At June 30, 1999, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

                                                                    LARGE CAP          REGIONAL          MID CAP
                                                   BALANCED          GROWTH             GROWTH            GROWTH
                                                     FUND             FUND               FUND              FUND
                                                -------------     -------------     -------------     -------------
Cost for federal income tax purposes            $  10,534,649     $  94,434,800     $   5,937,382     $ 234,957,758
                                                =============     =============     =============     =============

Unrealized appreciation (depreciation) on
    investments:
         Gross unrealized appreciation          $   2,204,615     $  46,000,133     $   1,681,551     $ 138,205,691
         Gross unrealized depreciation               (144,106)       (1,240,300)          (98,190)       (1,784,741)
                                                -------------     -------------     -------------     -------------

Net unrealized appreciation                     $   2,060,509     $  44,759,833     $   1,583,361     $ 136,420,950
                                                =============     =============     =============     =============

                                                                                     SCIENCE AND        DEVELOPING
                                                INTERNATIONAL       SMALL CAP        TECHNOLOGY          MARKETS
                                                   GROWTH            GROWTH            GROWTH             GROWTH
                                                    FUND              FUND              FUND               FUND
                                                -------------     -------------     -------------     -------------

Cost for federal income tax purposes            $  62,212,159     $  33,293,635     $  10,658,918     $   8,839,078
                                                =============     =============     =============     =============

Unrealized appreciation (depreciation) on
    investments:
         Gross unrealized appreciation          $  33,093,304     $  17,539,502     $   3,879,914     $   2,978,423
         Gross unrealized depreciation               (276,311)       (1,067,759)         (301,882)         (193,023)
                                                -------------     -------------     -------------     -------------

Net unrealized appreciation                     $  32,816,993     $  16,471,743     $   3,578,032     $   2,785,400
                                                =============     =============     =============     =============

(8) Medium-term debt security whose return is linked to the performance of the common stock of Sony Corporation. The security is subject to price fluctuations of the Sony Corporation common stock, up to a limit of 130% of its level at issue date (May 8, 1999), without being affected by changes in the yen/U.S. dollar exchange rate. The quarterly interest payment for each unit is based on the U.S. dollar equivalent market value of 20 shares of Sony Corp. common stock on issue date.

SIT MUTUAL FUNDS
STATEMENTS OF ASSETS & LIABILITIES - JUNE 30, 1999

                                                                  LARGE CAP          REGIONAL           MID CAP
                                               BALANCED            GROWTH             GROWTH             GROWTH
ASSETS                                           FUND               FUND               FUND               FUND
                                           ---------------    ---------------    ---------------    ---------------
Investments in securities, at
    identified cost                        $    10,523,530    $    94,415,041    $     5,920,358    $   232,941,626
                                           ===============    ===============    ===============    ===============

Investments in securities, at
    market value - see
    accompanying schedule for
    detail                                 $    12,595,158    $   139,194,633    $     7,520,743    $   371,378,708
Cash in bank on demand
    deposit                                          3,982                837              2,769              1,321
Receivables:
    Dividends and accrued interest                  57,528             75,303              4,506            129,871
    Fund shares sold                                 8,917             43,023                138          2,410,671
    Investment securities sold                     156,774          3,370,949                 --          6,094,118
    Unrealized appreciation on foreign
       currency contracts held (Note 1)                 --                 --                 --                 --
    Other receivables                                   --             30,301              1,374             13,006
                                           ---------------    ---------------    ---------------    ---------------

           Total assets                         12,822,359        142,715,046          7,529,530        380,027,695
                                           ---------------    ---------------    ---------------    ---------------

LIABILITIES
Payables:
    Investment securities purchased                697,956          2,267,673                 --          4,217,033
    Fund shares redeemed                             2,584             79,537                 33            179,627
    Accrued investment management
       and advisory services fee                     9,420            110,140              5,889            288,457
    Other payables                                      36                 --                 --                 --
                                           ---------------    ---------------    ---------------    ---------------

           Total liabilities                       709,996          2,457,350              5,922          4,685,117
                                           ---------------    ---------------    ---------------    ---------------

Net assets applicable to
    outstanding capital stock                   12,112,363        140,257,696          7,523,608        375,342,578
                                           ===============    ===============    ===============    ===============

Capital stock
    Par                                    $         0.001    $         0.001    $         0.001    $         0.001

    Authorized shares                       10,000,000,000     10,000,000,000     10,000,000,000     10,000,000,000
    Outstanding shares                             697,061          2,654,228            571,098         25,812,041
                                           ===============    ===============    ===============    ===============

Net asset value per share of
    outstanding capital stock              $         17.38    $         52.84    $         13.17    $         14.54
                                           ===============    ===============    ===============    ===============

                                                                                   SCIENCE AND         DEVELOPING
                                            INTERNATIONAL        SMALL CAP         TECHNOLOGY           MARKETS
                                               GROWTH             GROWTH             GROWTH              GROWTH
                                                FUND               FUND               FUND                FUND
                                           ---------------    ---------------    ---------------    ---------------
Investments in securities, at
    identified cost                        $    61,158,697    $    33,293,635    $    10,630,617    $     8,839,078
                                           ===============    ===============    ===============    ===============

Investments in securities, at
    market value - see
    accompanying schedule for
    detail                                 $    95,029,152    $    49,765,378    $    14,236,950    $    11,624,478
Cash in bank on demand
    deposit                                            634            366,851                307              4,807
Receivables:
    Dividends and accrued interest                 158,662             10,784              5,133              9,736
    Fund shares sold                                21,626            121,789                874             47,287
    Investment securities sold                          --            185,615             36,138            275,051
    Unrealized appreciation on foreign
       currency contracts held (Note 1)                 --                 --                 --                301
    Other receivables                               22,865                 --                 --              5,119
                                           ---------------    ---------------    ---------------    ---------------

           Total assets                         95,232,939         50,450,417         14,279,402         11,966,779
                                           ---------------    ---------------    ---------------    ---------------

LIABILITIES
Payables:
    Investment securities purchased                 78,435             56,500             68,711            490,538
    Fund shares redeemed                            57,474                 --                 --            121,635
    Accrued investment management
       and advisory services fee                   114,810             56,172             13,852             16,860
    Other payables                                      --              3,148              3,174                 --
                                           ---------------    ---------------    ---------------    ---------------

           Total liabilities                       250,719            115,820             85,737            629,033
                                           ---------------    ---------------    ---------------    ---------------

Net assets applicable to
    outstanding capital stock                   94,982,220         50,334,597         14,193,665         11,337,746
                                           ===============    ===============    ===============    ===============

Capital stock
    Par                                    $         0.001    $         0.001    $         0.001    $         0.001

    Authorized shares                       10,000,000,000     10,000,000,000     10,000,000,000     10,000,000,000
    Outstanding shares                           5,060,826          2,753,954            932,227          1,135,889
                                           ===============    ===============    ===============    ===============

Net asset value per share of
    outstanding capital stock              $         18.77    $         18.28    $         15.23    $          9.98
                                           ===============    ===============    ===============    ===============


                 See accompanying notes to financial statements.

SIT MUTUAL FUNDS
STATEMENTS OF OPERATIONS - YEAR ENDED JUNE 30, 1999

                                                                     LARGE CAP        REGIONAL         MID CAP
                                                     BALANCED         GROWTH           GROWTH           GROWTH
                                                       FUND            FUND             FUND             FUND
                                                   ------------    ------------     ------------     ------------
INVESTMENT INCOME:
     INCOME:
         Dividends                                 $     49,858    $    744,174     $     39,449     $  1,013,159
         Interest                                       212,293         389,174           17,599          863,486
                                                   ------------    ------------     ------------     ------------
                Total income                            262,151       1,133,348           57,048        1,876,645
                                                   ------------    ------------     ------------     ------------

     EXPENSES (NOTE 3):
         Investment management and
             advisory services fee                       86,957       1,250,402           74,226        4,328,283
             Less fees and expenses absorbed
                by investment adviser                        --              --          (14,845)        (865,657)
                                                   ------------    ------------     ------------     ------------

             Total net expenses                          86,957       1,250,402           59,381        3,462,626
                                                   ------------    ------------     ------------     ------------

             Net investment income (loss)               175,194        (117,054)          (2,333)      (1,585,981)
                                                   ------------    ------------     ------------     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS:
         Net realized gain (loss) (note 2)              591,404      17,648,687         (111,164)      25,382,637
         Net change in unrealized appreciation
             (depreciation) on investments              205,945       2,230,110        1,187,711       (2,614,204)
         Realized gain (loss) on foreign
             currency transactions                           --              --               --               --
         Net change in unrealized appreciation
             (depreciation) on foreign currency
             transactions (note 3)                           --              --               --               --
                                                   ------------    ------------     ------------     ------------

             Net gain (loss) on investments             797,349      19,878,797        1,076,547       22,768,433
                                                   ------------    ------------     ------------     ------------

Net increase (decrease) in net assets
     resulting from operations                     $    972,543    $ 19,761,743     $  1,074,214     $ 21,182,452
                                                   ============    ============     ============     ============

-----------------

                                                                                      SCIENCE AND      DEVELOPING
                                                   INTERNATIONAL      SMALL CAP       TECHNOLOGY         MARKETS
                                                      GROWTH           GROWTH           GROWTH           GROWTH
                                                       FUND             FUND             FUND             FUND
                                                   ------------     ------------     ------------     ------------
INVESTMENT INCOME:
     INCOME:
         Dividends *                               $    824,377     $     92,922     $     22,201     $    110,293
         Interest                                       229,612           97,071           24,172           92,885
                                                   ------------     ------------     ------------     ------------
                Total income                          1,053,989          189,993           46,373          203,178
                                                   ------------     ------------     ------------     ------------

     EXPENSES (NOTE 3):
         Investment management and
             advisory services fee                    1,718,057          683,493          132,050          208,718
             Less fees and expenses absorbed
                by investment adviser                  (325,038)              --          (22,008)              --
                                                   ------------     ------------     ------------     ------------

             Total net expenses                       1,393,019          683,493          110,042          208,718
                                                   ------------     ------------     ------------     ------------

             Net investment income (loss)              (339,030)        (493,500)         (63,669)          (5,540)
                                                   ------------     ------------     ------------     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS:
         Net realized gain (loss) (note 2)            2,669,179       (3,899,846)        (316,306)      (2,762,417)
         Net change in unrealized appreciation
             (depreciation) on investments            2,467,482        6,980,637        2,941,239        3,644,737
         Realized gain (loss) on foreign
             currency transactions                       75,709               --               --          (33,292)
         Net change in unrealized appreciation
             (depreciation) on foreign currency
             transactions (note 3)                        1,383               --               --             (726)
                                                   ------------     ------------     ------------     ------------

             Net gain (loss) on investments           5,213,753        3,080,791        2,624,933          848,302
                                                   ------------     ------------     ------------     ------------

Net increase (decrease) in net assets
     resulting from operations                     $  4,874,723     $  2,587,291     $  2,561,264     $    842,762
                                                   ============     ============     ============     ============

-----------------

     * Dividends are net of foreign withholding tax of $2,261 and $90,652 in the Developing Markets Growth Fund and International Growth Fund, respectively.

SIT MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                                          BALANCED                            LARGE CAP
                                                                            FUND                             GROWTH FUND
                                                               -------------------------------     -------------------------------

                                                                 YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                                  JUNE 30,          JUNE 30,          JUNE 30,          JUNE 30,
                                                                    1999              1998              1999              1998
                                                               -------------     -------------     -------------     -------------
OPERATIONS:
     Net investment income (loss)                              $     175,194     $     131,419     $    (117,054)    $      50,303
     Net realized gain (loss) on investments                         591,404           548,219        17,648,687        12,220,496
     Net change in unrealized appreciation
        (depreciation) on investments                                205,945           624,195         2,230,110        14,921,853
     Net realized gain (loss) on foreign currency transactions            --                 5                --               (46)
     Net change in unrealized appreciation (depreciation) on
        foreign currency transactions                                     --                --                --                83
                                                               -------------     -------------     -------------     -------------
        Net increase (decrease) in net assets resulting from
           operations                                                972,543         1,303,838        19,761,743        27,192,689
                                                               -------------     -------------     -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                          (147,000)         (127,000)          (17,000)         (132,500)
     Net realized gains on investments                              (350,000)         (443,000)       (9,200,000)       (7,922,500)
                                                               -------------     -------------     -------------     -------------

        Total distributions                                         (497,000)         (570,000)       (9,217,000)       (8,055,000)
                                                               -------------     -------------     -------------     -------------
CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold                                     6,001,022         2,008,168        55,525,759        35,549,440
     Reinvested distributions                                        491,654           567,624         9,042,427         7,865,696
     Payments for shares redeemed                                 (2,277,394)         (991,255)      (52,351,385)      (17,283,050)
                                                               -------------     -------------     -------------     -------------
        Increase (decrease) in net assets from
           capital share transactions                              4,215,282         1,584,537        12,216,801        26,132,086
                                                               -------------     -------------     -------------     -------------

           Total increase in net assets                            4,690,825         2,318,375        22,761,544        45,269,775
NET ASSETS
     Beginning of period                                           7,421,538         5,103,163       117,496,152        72,226,377
                                                               -------------     -------------     -------------     -------------
     End of period                                             $  12,112,363     $   7,421,538     $ 140,257,696     $ 117,496,152
                                                               =============     =============     =============     =============
NET ASSETS CONSIST OF:
     Capital (par value and paid-in surplus)                   $   9,446,131     $   5,230,849     $  88,440,137     $  66,308,638
     Undistributed (distributions in excess of) net
        investment income                                             63,689            35,495                --            17,320
     Accumulated net realized gain (loss) from
        security transactions and foreign
        currency transactions                                        530,915           289,511         7,037,967         8,620,712
     Unrealized appreciation (depreciation) on investments         2,071,628         1,865,683        44,779,592        42,549,482
     Unrealized appreciation (depreciation) on foreign
        currency transactions                                             --                --                --                --
                                                               -------------     -------------     -------------     -------------

                                                               $  12,112,363     $   7,421,538     $ 140,257,696     $ 117,496,152
                                                               =============     =============     =============     =============

CAPITAL TRANSACTIONS IN SHARES:
     Sold                                                            359,829           129,469         1,156,108           796,463
     Reinvested distributions                                         30,798            38,770           198,041           199,890
     Redeemed                                                       (138,578)          (65,109)       (1,081,277)         (403,112)
                                                               -------------     -------------     -------------     -------------

Net increase (decrease)                                              252,049           103,130           272,872           593,241
                                                               =============     =============     =============     =============

* Period since commencement of operations (12/31/97)

           REGIONAL                           MID CAP                        INTERNATIONAL                      SMALL CAP
         GROWTH FUND                        GROWTH FUND                       GROWTH FUND                      GROWTH FUND
------------------------------    ------------------------------    ------------------------------    -----------------------------
                   SIX MONTHS
  YEAR ENDED          ENDED         YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
   JUNE 30,         JUNE 30,         JUNE 30,         JUNE 30,         JUNE 30,         JUNE 30,         JUNE 30,        JUNE 30,
     1999            1998 *            1999             1998             1999             1998             1999            1998
-------------    -------------    -------------    -------------    -------------    -------------    -------------   -------------
$      (2,333)   $       8,500    $  (1,585,981)   $  (1,634,045)   $    (339,030)   $     120,344    $    (493,500)  $    (466,768)
     (111,164)          26,658       25,382,637       82,862,743        2,669,179        6,485,017       (3,899,846)     10,959,585

    1,187,711          412,674       (2,614,204)        (831,087)       2,467,482          874,697        6,980,637      (3,664,222)
           --               --               --               --           75,709          831,317               --              --

           --               --               --               --            1,383         (805,596)              --              --
-------------    -------------    -------------    -------------    -------------    -------------    -------------   -------------


    1,074,214          447,832       21,182,452       80,397,611        4,874,723        7,505,779        2,587,291       6,828,595
-------------    -------------    -------------    -------------    -------------    -------------    -------------   -------------

      (12,000)              --               --               --         (284,000)        (159,683)              --              --
           --               --      (59,500,000)     (46,136,334)      (5,500,000)      (3,469,317)      (7,700,000)     (2,211,000)
-------------    -------------    -------------    -------------    -------------    -------------    -------------   -------------

      (12,000)               0      (59,500,000)     (46,136,334)      (5,784,000)      (3,629,000)      (7,700,000)     (2,211,000)
-------------    -------------    -------------    -------------    -------------    -------------    -------------   -------------

    3,331,498        4,764,788      430,451,763      327,420,150       74,962,278       97,772,151       27,461,865      86,265,023
       11,188               --       56,956,588       43,699,380        5,530,038        3,462,126        7,467,439       2,167,174
   (1,863,065)        (230,847)    (478,075,695)    (387,596,125)     (84,321,667)    (104,669,312)     (36,954,369)    (93,935,313)
-------------    -------------    -------------    -------------    -------------    -------------    -------------   -------------


    1,479,621        4,533,941        9,332,656      (16,476,595)      (3,829,351)      (3,435,035)      (2,025,065)     (5,503,116)
-------------    -------------    -------------    -------------    -------------    -------------    -------------   -------------

    2,541,835        4,981,773      (28,984,892)      17,784,682       (4,738,628)         441,744       (7,137,774)       (885,521)

    4,981,773                0      404,327,470      386,542,788       99,720,848       99,279,104       57,472,371      58,357,892
-------------    -------------    -------------    -------------    -------------    -------------    -------------   -------------
$   7,523,608    $   4,981,773    $ 375,342,578    $ 404,327,470    $  94,982,220    $  99,720,848    $  50,334,597   $  57,472,371
=============    =============    =============    =============    =============    =============    =============   =============

$   6,007,729    $   4,533,941    $ 212,221,226    $ 204,046,842    $  59,465,815    $  63,131,461    $  37,762,700   $  40,267,154

           --            8,500               --               --          552,506          284,937               --              --


      (84,506)          26,658       24,684,270       59,229,342        1,100,069        4,909,485       (3,899,846)      7,714,111
    1,600,385          412,674      138,437,082      141,051,286       33,870,455       31,402,973       16,471,743       9,491,106

           --               --               --               --           (6,625)          (8,008)              --              --
-------------    -------------    -------------    -------------    -------------    -------------    -------------   -------------

$   7,523,608    $   4,981,773    $ 375,342,578    $ 404,327,470    $  94,982,220    $  99,720,848    $  50,334,597   $  57,472,371
=============    =============    =============    =============    =============    =============    =============   =============


      289,865          463,573       31,884,953       20,467,307        4,137,747        5,340,368        1,551,586       4,344,293
          979               --        4,770,255        3,101,446          317,635          213,976          509,720         118,231
     (162,044)         (21,275)     (35,369,826)     (24,097,062)      (4,605,179)      (5,690,151)      (2,131,506)     (4,726,969)
-------------    -------------    -------------    -------------    -------------    -------------    -------------   -------------

      128,800          442,298        1,285,382         (528,309)        (149,797)        (135,807)         (70,200)       (264,445)
=============    =============    =============    =============    =============    =============    =============   =============

                 See accompanying notes to financial statements.

SIT MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                           SCIENCE AND
                                                                            TECHNOLOGY                    DEVELOPING MARKETS
                                                                           GROWTH FUND                        GROWTH FUND
                                                                  -----------------------------     -----------------------------
                                                                                    SIX MONTHS
                                                                   YEAR ENDED          ENDED         YEAR ENDED       YEAR ENDED
                                                                    JUNE 30,          JUNE 30,        JUNE 30,         JUNE 30,
                                                                      1999             1998 *           1999             1998
                                                                  ------------     ------------     ------------     ------------
OPERATIONS:
     Net investment income (loss)                                 $    (63,669)    $     (3,908)    $     (5,540)    $    (72,297)
     Net realized gain (loss) on investments                          (316,306)         (44,932)      (2,762,417)        (532,256)
     Net change in unrealized appreciation
        (depreciation) on investments                                2,941,239          665,094        3,644,737       (4,417,826)
     Net realized gain (loss) on foreign currency transactions              --               --          (33,292)         (20,693)
     Net change in unrealized appreciation (depreciation) on
        foreign currency transactions                                       --               --             (726)             550
                                                                  ------------     ------------     ------------     ------------

        Net increase (decrease) in net assets resulting from
           operations                                                2,561,264          616,254          842,762       (5,042,522)
                                                                  ------------     ------------     ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                  --               --               --          (13,900)
     Net realized gains on investments                                      --               --               --               --
                                                                  ------------     ------------     ------------     ------------

        Total distributions                                                  0                0                0          (13,900)
                                                                  ------------     ------------     ------------     ------------
CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold                                       9,619,464        4,529,940       11,372,665       10,606,901
     Reinvested distributions                                               --               --               --           13,512
     Payments for shares redeemed                                   (2,845,402)        (287,855)     (12,382,569)     (10,848,159)
                                                                  ------------     ------------     ------------     ------------

        Increase (decrease) in net assets from
           capital share transactions                                6,774,062        4,242,085       (1,009,904)        (227,746)
                                                                  ------------     ------------     ------------     ------------

           Total increase in net assets                              9,335,326        4,858,339         (167,142)      (5,284,168)
NET ASSETS
     Beginning of period                                             4,858,339                0       11,504,888       16,789,056
                                                                  ------------     ------------     ------------     ------------
     End of period                                                $ 14,193,665     $  4,858,339     $ 11,337,746     $ 11,504,888
                                                                  ============     ============     ============     ============
NET ASSETS CONSIST OF:
     Capital (par value and paid-in surplus)                      $ 10,948,570     $  4,238,177     $ 12,251,919     $ 13,300,655
     Undistributed (distributions in excess of) net
        investment income                                                   --               --               --               --
     Accumulated net realized gain (loss) from
        security transactions and foreign
        currency transactions                                         (361,238)         (44,932)      (3,697,984)        (935,567)
     Unrealized appreciation (depreciation) on investments           3,606,333          665,094        2,785,400         (859,337)
     Unrealized appreciation (depreciation) on foreign
        currency transactions                                               --               --           (1,589)            (863)
                                                                  ------------     ------------     ------------     ------------

                                                                  $ 14,193,665     $  4,858,339     $ 11,337,746     $ 11,504,888
                                                                  ============     ============     ============     ============

CAPITAL TRANSACTIONS IN SHARES:
     Sold                                                              733,282          439,554        1,343,413          960,282
     Reinvested distributions                                               --               --               --            1,354
     Redeemed                                                         (213,983)         (26,626)      (1,479,311)        (977,683)
                                                                  ------------     ------------     ------------     ------------

Net increase (decrease)                                                519,299          412,928         (135,898)         (16,047)
                                                                  ============     ============     ============     ============

* Period since commencement of operations 912/31/97)

                 See accompanying notes to financial statements.

                 (THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY.)

SIT MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Sit Mutual Funds are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. The Sit Developing Markets Growth, Sit Small Cap Growth, Sit International Growth, Sit Balanced, Sit Regional, and Sit Science and Technology Growth Funds are series funds of Sit Mutual Funds, Inc.

This report covers the equity funds of the Sit Mutual Funds (the Funds). The investment objective for each Fund is as follows:

--------------------------------------------------------------------------------
FUND                                   INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
Large Cap Growth Fund, Inc.            Maximize long-term capital appreciation
                                       and, secondarily current income.
--------------------------------------------------------------------------------
Mid Cap Growth Fund, Inc.              Maximize long-term capital appreciation.
--------------------------------------------------------------------------------
Small Cap Growth                       Maximize long-term capital appreciation.
--------------------------------------------------------------------------------
Balanced                               Long-term capital appreciation consistent
                                       with the preservation of principal and to
                                       provide regular income.
--------------------------------------------------------------------------------
International Growth                   Maximize long-term capital appreciation.
--------------------------------------------------------------------------------
Developing Markets Growth              Maximize long-term capital appreciation.
--------------------------------------------------------------------------------
Regional Growth Fund                   Maximize long-term capital appreciation.
--------------------------------------------------------------------------------
Science and Technology Growth Fund     Maximize long-term capital appreciation.
--------------------------------------------------------------------------------

Significant accounting policies followed by the Funds are summarized below:

INVESTMENTS IN SECURITIES

Investments in securities traded on national or international securities exchanges or on the NASDAQ National Market System are valued at the last quoted sales price prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last bid price; foreign securities that are purchased in the form of American Depository Receipts (ADRs) are valued in United States dollars at the latest quoted price on the national securities exchange on which the ADR is traded. When market quotations are not readily available, securities are valued at fair value based on procedures determined in good faith by the Board of Directors. Such fair values are determined using prices quoted by independent brokers or pricing services. Securities maturing more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates market value.

Security transactions are accounted for on the date the securities are purchased or sold. Securities gains and losses are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date or upon the receipt of ex-dividend notification in the case of certain foreign securities. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis.

ILLIQUID SECURITIES

Each Fund currently limits investments in illiquid securities to 15% of net assets. At June 30, 1999, the Developing Markets Growth Fund and Science and Technology Growth Fund held investments in securities deemed illiquid by the investment adviser. The aggregate value of such securities at June 30, 1999, was $88,660 and $34,875, representing 0.8% and 0.2% of the Fund's net assets, respectively. Pursuant to the guidelines adopted by the Board of Directors, certain unregistered securities are determined to be liquid and are not included within the limitation specified above.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

The market value of securities and other assets and liabilities denominated in foreign currencies for Developing Markets Growth Fund and International Growth Fund are translated daily into U.S. dollars at the closing rate of exchange. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Dividend and interest income includes currency exchange gains (losses) realized between the accrual and payment dates on such income. Exchange gains (losses) may also be realized between the trade and settlement dates on security and forward contract transactions. For securities denominated in foreign currencies, the effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

The Developing Markets Growth and International Growth Funds may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

At June 30, 1999, the Developing Markets Growth Fund had entered into a foreign currency exchange contract that obligated the Fund to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:

DEVELOPING MARKETS GROWTH FUND:

                                                             Unrealized
      Exchange date    Currency to be    Currency to be     appreciation
                         delivered         received        (depreciation)
      -------------------------------------------------------------------

      July 2, 1999        151,720           102,687             $301
                      Canadian Dollar     U.S. Dollar

FEDERAL TAXES

The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (losses) were recorded by the Fund.

SIT MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Undistributed net investment income and accumulated net realized gains (losses) from the Statement of Changes in Net Assets have been increased (decreased) by current permanent book-to-tax differences resulting in reclassification of additional paid-in capital as follows:

                               Undistributed    Accumulated
                                net invest.     net realized      Additional
                                  income       gains (losses)   paid-in capital
                               -------------   --------------   ---------------

Developing Markets Growth          5,540            33,292           (38,832)
Small Cap Growth                 493,500           (14,111)         (479,389)
International Growth             890,599        (1,054,304)          163,705
Mid Cap Growth                 1,585,981          (427,709)       (1,158,272)
Regional Growth                    5,833                --            (5,833)
Large Cap Growth                 116,734       (10,031,432)        9,914,698
Science and Technology Growth     63,669                --           (63,669)

The International Growth, Mid Cap Growth, and Small Cap Growth Funds elected to utilize equalization debits by which a portion of the costs of redemptions, which occurred during the year ended June 30, 1998, reduced accumulated net realized gains for tax purposes by $163,703, $427,709, and $14,112, respectively. In addition, included in the Large Cap Growth Fund adjustment is $10,031,752 related to an in-kind distribution.

For federal income tax purposes the Developing Markets Growth Fund has a capital loss carryover of $3,697,984 at June 30, 1999 which, if not offset by subsequent capital gains, will begin to expire in 2004. Also at June 30, 1999, the Small Cap Growth, Science and Technology Growth, and Regional Growth Funds have capital loss carryovers of $3,899,846, $332,937, and $67,482, respectively which, if not offset by subsequent capital gains, will begin to expire in 2007. It is unlikely that the Board of Directors will authorize a distribution of net realized gains until the available capital loss carryovers are offset or expire.

DISTRIBUTIONS

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds' capital stock. Distributions from net investment income, if any, are declared and paid quarterly for the Balanced Fund and declared and paid annually for Regional Growth, Science and Technology Growth, Developing Markets Growth, Small Cap Growth, International Growth, Mid Cap Growth, and Large Cap Growth Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

CONCENTRATION OF INVESTMENTS

The Developing Markets Growth Fund may concentrate investments in countries with limited or developing capital markets which may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income it generates, as well as the Fund's ability to repatriate such amounts.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results. Actual results could differ from those estimates.

NOTE 2 - INVESTMENT SECURITY TRANSACTIONS

Purchases of and proceeds from sales and maturities of investment securities, other than short-term securities, for the period ended June 30, 1999, were as follows:

                                             Purchases($)      Proceeds($)
                                             ------------      -----------

      Large Cap Growth Fund                    82,563,058       84,877,677
      Mid Cap Growth Fund                     227,651,096      292,541,983
      Small Cap Growth Fund                    32,060,406       42,966,052
      Balanced Fund                            10,557,501        7,364,947
      International Growth Fund                40,491,233       51,964,476
      Developing Markets Growth Fund            8,575,203        9,190,590
      Regional Growth Fund                      5,044,562        3,851,083
      Science and Technology Growth Fund       11,728,666        4,946,138

NOTE 3 - EXPENSES

INVESTMENT ADVISER

The Funds each have entered into an investment management agreement with Sit Investment Associates, Inc. (SIA), under which SIA manages the Funds' assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. The fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

                                             Contractual     Net of Adviser's
                                             Management        Voluntary Fee
                                                 Fee               Waiver
                                             -----------     ----------------

      Large Cap Growth Fund                     1.00%            1.00%
      Mid Cap Growth Fund                       1.25%            1.00%
      Small Cap Growth Fund                     1.50%            1.50%
      Balanced Fund                             1.00%            1.00%
      International Growth Fund                 1.85%            1.50%
      Developing Markets Growth Fund            2.00%            2.00%
      Regional Growth Fund                      1.25%            1.00%
      Science and Technology Growth Fund        1.50%            1.25%

SIA is obligated to pay all of the Funds' expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions and other transaction charges relating to investing activities).

For the period November 1, 1996 through December 31, 2000 the Adviser has agreed to limit the management fee (and, thereby, all Fund expenses, except those not payable by the Fund as set forth above) of the Mid Cap Growth Fund to 1.00% of the Fund's average daily net assets. For the period January 1, 1994 through December 31, 2000, the Adviser has agreed to limit the management fee (and, thereby, all Fund expenses, except those not payable by the Fund as set forth above) of the International Growth Fund to 1.50% of the Fund's average daily net assets. For the period January 1, 1998 through December 31, 2000 the Adviser has agreed to limit the management fee (and, thereby, all fund expenses, except those not payable by the Fund as set forth above) of the Regional Growth and Science and Technology Growth Fund to 1.00% and 1.25%,

SIT MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

respectively, of the Fund's average daily net assets. After December 31, 2000, these voluntary fee waivers may be discontinued by the Adviser in its sole discretion. During the period ended December 31, 1999, for the Mid Cap Growth, International Growth, Regional Growth, and Science and Technology Growth Funds, SIA voluntarily absorbed $865,657, $325,038, $14,845 and $22,008, respectively, in expenses that were otherwise payable by the Funds.

As of June 30, 1999, the Large Cap Growth Fund, International Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Regional Growth Fund, Science and Technology Growth Fund, Developing Markets Growth Fund, and Balanced Fund had invested $8,807,000, $3,156,000, $15,042,000, $1,491,000, $365,000, $120,000,
1,088,000, and $1,519,000, respectively, in the Sit Money Market Fund. The terms of such transactions were identical to those of non-related entities except that, to avoid duplicate investment advisory fees, SIA remits to each Fund an amount equal to all fees otherwise due to them under their investment management agreement for the assets invested in the Sit Money Market Fund.

INVESTMENT SUB-ADVISER

SIA has entered into a sub-advisory arrangement with an affiliated international investment adviser, Sit/Kim International Investment Associates, Inc. ("SKI"). SKI provides investment research information and portfolio management service for the Developing Markets Growth Fund and International Growth Fund. Generally, as compensation for its services under the sub-advisory agreement, SIA pays SKI a monthly fee of 1/12 of .75% on the first $100 million of each Fund's average daily net assets, 1/12 of .50% on the next $100 million of average daily net assets and 1/12 of .40% of average daily net assets in excess of $200 million. SKI has agreed to waive any fees under the agreement to the extent that cumulative out of pocket expenses of each Fund borne by SIA exceed the cumulative fees received by SIA pursuant to each Fund's investment management agreement. In accordance with the Agreement, fees of $681,189 were paid or payable to SKI for the year ended June 30, 1999.

TRANSACTIONS WITH AFFILIATES

The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of June 30, 1999:

                                                          % Shares
                                               Shares    Outstanding
                                             ---------   -----------

       Large Cap Growth Fund                   476,320      17.95
       Mid Cap Growth Fund                   3,574,953      13.85
       Small Cap Growth Fund                 1,080,271      39.23
       Balanced Fund                           136,323      19.56
       International Growth Fund             1,099,222      21.72
       Developing Markets Growth Fund          229,846      20.23
       Regional Growth Fund                    118,798      20.80
       Science and Technology Growth Fund      229,850      24.66

SIT BALANCED FUND
FINANCIAL HIGHLIGHTS

NOTE 4 - FINANCIAL HIGHLIGHTS

Per share data for a share of capital stock outstanding during the period and selected supplemental and ratio information for each period(s), are indicated in the following financial highlights for each Fund.

                                                                                   Years Ended June 30,
                                                        ---------------------------------------------------------------------
                                                              1999           1998          1997          1996          1995
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                     $ 16.68        $ 14.93       $ 12.57       $ 10.99       $  9.48
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income                                       .32            .34           .33           .30           .28
    Net realized and unrealized gains
      (losses) on investments                                  1.45           2.99          2.42          1.57          1.50
-----------------------------------------------------------------------------------------------------------------------------
Total from operations                                          1.77           3.33          2.75          1.87          1.78
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                 (.31)          (.35)         (.32)         (.29)         (.27)
    From realized gains                                        (.76)         (1.23)         (.07)           --            --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                           (1.07)         (1.58)         (.39)         (.29)         (.27)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                           $ 17.38        $ 16.68       $ 14.93       $ 12.57       $ 10.99
-----------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                   11.25%         23.95%        22.42%        17.26%        19.16%
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                 $12,112        $ 7,422       $ 5,103       $ 4,062       $ 2,444

RATIOS:
    Expenses to average daily net assets                       1.00%          1.00%         1.00%         1.00%         1.00%
    Net investment income to average daily net assets          2.01%          2.20%         2.48%         2.61%         2.97%
Portfolio turnover rate (excluding short-term securities)     89.37%         62.62%        38.16%       101.37%        50.61%

-----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

SIT LARGE CAP GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                                                          Years Ended June 30,
                                                                   ----------------------------------------------------------------
                                                                       1999        1998         1997         1996         1995
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   Beginning of period                                              $  49.34    $  40.39     $  32.75     $  28.38     $  23.89
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                                (.04)        .02          .07          .04          .11
   Net realized and unrealized gains
     (losses) on investments                                            6.96       13.17        10.02         6.61         5.88
-----------------------------------------------------------------------------------------------------------------------------------
Total from operations                                                   6.92       13.19        10.09         6.65         5.99
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                           (.01)       (.07)        (.03)        (.04)        (.09)
   From realized gains                                                 (3.41)      (4.17)       (2.42)       (2.24)       (1.41)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (3.42)      (4.24)       (2.45)       (2.28)       (1.50)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   End of period                                                    $  52.84    $  49.34     $  40.39     $  32.75     $  28.38
-----------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                            15.10%      35.33%       32.36%       24.48%       26.33%
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                         $140,258    $117,496     $ 72,226     $ 53,017     $ 45,211

RATIOS:
   Expenses to average daily net assets                                 1.00%       1.00%        1.00%(2)     1.00%(2)     1.00%(2)
   Net investment income (loss) to average daily net assets            (0.09)%      0.06%        0.20%(2)     0.14%(2)     0.42%(2)
Portfolio turnover rate (excluding short-term securities)              70.51%      43.61%       32.23%       49.99%       67.14%

-----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) During the years ended June 30, 1997, 1996, and 1995, the investment adviser voluntarily absorbed $50,548, $110,099, and $132,305, respectively, in expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.08%, 1.23%, and 1.35% for the years ended June 30, 1997, 1996, and 1995, respectively, and the ratio of net investment income(loss) to average daily net assets would have been 0.11%, (.09%), and 0.07%, respectively.

SIT REGIONAL GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                                                          SIX MONTHS
                                                                         YEAR ENDED         ENDED
                                                                          JUNE 30,         JUNE 30,
                                                                            1999            1998
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                                   $ 11.26         $ 10.00
-----------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income                                                    (.01)            .02
    Net realized and unrealized gains
      on investments                                                         1.94            1.24
-----------------------------------------------------------------------------------------------------
Total from operations                                                        1.93            1.26
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                               (.02)             --
    From realized gains                                                        --              --
-----------------------------------------------------------------------------------------------------
Total distributions                                                          (.02)            .00
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                                         $ 13.17         $ 11.26
-----------------------------------------------------------------------------------------------------
Total investment return (1)                                                 17.21%          12.60%
-----------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                               $ 7,524         $ 4,982

RATIOS:
    Expenses to average daily net assets                                     1.00% (2)       1.00%(2)
    Net investment income to average net assets                             (0.04)%(2)       0.44%(2)
Portfolio turnover rate (excluding short-term securities)                   68.71%          19.71%

-----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Percentages for period ended June 30, 1998 are adjusted to an annual rate. Total Fund expenses are contractually limited to 1.25% of average daily net assets. However, during the periods ended June 30, 1999 and 1998, the investment adviser voluntarily absorbed $14,845 and $3,611, respectively, in expenses that were otherwise payable by the Fund. Had the fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.25% for the periods ended June 30, 1999 and 1998, and the ratio of net investment income (loss) to average daily net assets would have been (0.29%) and 0.19%, respectively.

SIT MID CAP GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                                                        Years Ended June 30,
                                                           ------------------------------------------------------------------------
                                                               1999            1998             1997           1996         1995
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   Beginning of period                                       $  16.49        $  15.43        $  15.58        $  13.00     $  11.08
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                                  (.06)           (.07)           (.03)           (.04)          --
   Net realized and unrealized gains
     (losses) on investments                                      .65            3.15            2.50            4.07         2.96
-----------------------------------------------------------------------------------------------------------------------------------
Total from operations                                             .59            3.08            2.47            4.03         2.96
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                      --              --              --              --           --
   From realized gains                                          (2.54)          (2.02)          (2.62)          (1.45)       (1.04)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                             (2.54)          (2.02)          (2.62)          (1.45)       (1.04)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   End of period                                             $  14.54        $  16.49        $  15.43        $  15.58     $  13.00
-----------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                      6.94%          22.19%          17.23%          33.00%       28.44%
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                  $375,343        $404,327        $386,543        $356,317     $327,879

RATIOS:
   Expenses to average daily net assets                          1.00% (2)       1.00% (2)       0.92% (2)       0.77%        0.83%
   Net investment income (loss) to average daily net assets     (0.46)%(2)      (0.41)%(2)      (0.20)%(2)      (0.23)%       0.02%
Portfolio turnover rate (excluding short-term securities)       68.62%          52.62%          38.66%          50.38%       75.40%

----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Effective November 1, 1996, total Fund expenses are contractually limited to 1.25% of average daily net assets. However, during the years ended June 30, 1999, 1998 and 1997, the investment adviser voluntarily absorbed $865,657, $1,004,074, and $609,840, respectively, in expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.25%, 1.25%, and 1.09% for the years ended June 30, 1999, 1998 and 1997, respectively, and the ratio of net investment income (loss) to average daily net assets would have been (0.71%), (0.66%) and (0.37%), respectively.

SIT INTERNATIONAL GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                                                     Years Ended June 30,
                                                          ------------------------------------------------------------------------
                                                                1999          1998          1997          1996          1995
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   Beginning of period                                        $  19.14      $  18.57      $  16.29      $  15.71      $  14.87
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                                   (.07)          .02           .01           .02           .09
   Net realized and unrealized gains
     on investments                                                .84          1.25          2.70          1.50          1.06
----------------------------------------------------------------------------------------------------------------------------------
Total from operations                                              .77          1.27          2.71          1.52          1.15
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                     (.06)         (.03)         (.01)         (.09)         (.04)
   From realized gains                                           (1.08)         (.67)         (.42)         (.85)         (.27)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                              (1.14)         (.70)         (.43)         (.94)         (.31)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   End of period                                              $  18.77      $  19.14      $  18.57      $  16.29      $  15.71
----------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                       4.51%         7.50%        17.04%        10.21%         7.86%
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                   $ 94,982      $ 99,721      $ 99,279      $ 88,712      $ 68,125

RATIOS:
   Expenses to average daily net assets                           1.50% (2)     1.50%(2)      1.50%(2)      1.50%(2)      1.50%(2)
   Net investment income (loss) to average daily net assets      (0.37)%(2)     0.12%(2)      0.05%(2)      0.13%(2)      0.62%(2)
Portfolio turnover rate (excluding short-term securities)        45.91%        43.74%        41.59%        38.55%        40.42%

----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Total Fund expenses are contractually limited to 1.85% of average daily net assets. However, during the years ended June 30, 1999, 1998, 1997, 1996, and 1995, the investment adviser voluntarily absorbed $325,038, $338,651, $306,575, $269,556, and $228,795, respectively, in expenses that were otherwise payable by the fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.85% for the years ended June 30, 1999, 1998, 1997, 1996, and 1995, and the ratio of net investment income (loss) to average daily net assets would have been (0.72%), (0.23%), (0.30%), (0.22%), and 0.27%, respectively.

SIT SMALL CAP GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                                                 Years Ended June 30,
                                                        ---------------------------------------------------------------
                                                                 1999        1998        1997        1996        1995
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   Beginning of period                                         $ 20.35     $ 18.89     $ 19.27     $ 13.49     $ 10.00
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment loss                                            (.18)       (.17)       (.14)       (.11)       (.02)
   Net realized and unrealized gains
     on investments                                               1.20        2.31         .57        6.03        3.56
-----------------------------------------------------------------------------------------------------------------------
Total from operations                                             1.02        2.14         .43        5.92        3.54
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From realized gains                                           (3.09)       (.68)       (.81)       (.14)       (.05)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                              (3.09)       (.68)       (.81)       (.14)       (.05)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   End of period                                               $ 18.28     $ 20.35     $ 18.89     $ 19.27     $ 13.49
-----------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                       8.77%      11.70%       2.37%      44.13%      35.59%
-----------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                    $50,335     $57,472     $58,358     $50,846     $12,015

RATIOS:
   Expenses to average daily net assets                           1.50%       1.50%       1.50%       1.50%       1.50%
   Net investment income (loss) to average daily net assets      (1.08)%     (0.72)%     (0.81)%     (0.91)%     (0.30)%
Portfolio turnover rate (excluding short-term securities)        71.84%      79.54%      58.39%      69.92%      49.39%

----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

SIT SCIENCE AND TECHNOLOGY GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                                                      Six Months
                                                                     Year Ended         Ended
                                                                      June 30,         June 30,
                                                                        1999             1998
--------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                               $ 11.77         $ 10.00
--------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income                                                (.07)           (.01)
    Net realized and unrealized gains
      on investments                                                     3.53            1.78
--------------------------------------------------------------------------------------------------
Total from operations                                                    3.46            1.77
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                             --              --
    From realized gains                                                    --              --
--------------------------------------------------------------------------------------------------
Total distributions                                                       .00             .00
--------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                                     $ 15.23         $ 11.77
--------------------------------------------------------------------------------------------------
Total investment return (1)                                             29.40%          17.70%
--------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                           $14,194         $ 4,858

RATIOS:
    Expenses to average daily net assets                                 1.25% (2)       1.25% (2)
    Net investment income to average net assets                         (0.72)%(2)      (0.21)%(2)
Portfolio turnover rate (excluding short-term securities)               58.29%          19.37%

----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Percentages for period ended June 30, 1998 are adjusted to an annual rate. Total Fund expenses are contractually limited to 1.50% of average daily net assets. However, during the periods ended June 30, 1999 and 1998, the investment adviser voluntarily absorbed $22,008 and $4,655, respectively, in expenses that were otherwise payable by the Fund. Had the fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.25% for the periods ended June 30, 1999 and 1998, and the ratio of net investment income (loss) to average daily net assets would have been (0.97%) and (0.46%), respectively.

SIT DEVELOPING MARKETS GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                                                 Years Ended June 30,
                                                            -----------------------------------------------------------
                                                                 1999        1998        1997       1996        1995
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                        $  9.05     $ 13.04     $ 10.95    $  9.41     $ 10.00
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income (loss)                                    --        (.06)        .03         --          --
    Net realized and unrealized gains
      (losses) on investments                                      .93       (3.92)       2.06       1.55        (.54)
-----------------------------------------------------------------------------------------------------------------------
Total from operations                                              .93       (3.98)       2.09       1.55        (.54)
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                      --        (.01)         --         --          --
    From realized gains                                             --          --          --       (.01)       (.05)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                                 --        (.01)         --       (.01)       (.05)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                              $  9.98     $  9.05     $ 13.04    $ 10.95     $  9.41
-----------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                      10.28%     (30.52)%     19.09%     16.51%      (5.44)%
-----------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                    $11,338     $11,505     $16,789    $ 8,646     $ 4,618

RATIOS:
    Expenses to average daily net assets                          2.00%       2.00%       2.00%      2.00%       2.00%
    Net investment income (loss) to average daily net assets     (0.05)%     (0.52)%      0.32%      0.06%       0.03%
Portfolio turnover rate (excluding short-term securities)        98.24%      53.36%      65.88%     46.22%      56.35%

----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

SIT MUTUAL FUNDS
INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders
Sit Large Cap Growth Fund, Inc.
Sit Mid Cap Growth Fund, Inc.
Sit Mutual Funds, Inc.:

     We have audited the accompanying statements of assets and liabilities, including the schedules of portfolios of investments in securities of Sit Balanced Fund (a series of Sit Mutual Funds, Inc.), Sit Large Cap Growth Fund, Inc., Sit Regional Growth Fund (a series of Sit Mutual Funds, Inc.), Sit Mid Cap Growth Fund, Inc., Sit International Growth Fund (a series of Sit Mutual Funds, Inc.), Sit Small Cap Growth Fund (a series of Sit Mutual Funds, Inc.), Sit Science and Technology Growth Fund (a series of Sit Mutual Funds, Inc.), and Sit Developing Markets Growth Fund (a series of Sit Mutual Funds, Inc.), as of June 30, 1999; the related statements of operations for the period ended June 30, 1999; the statements of changes in net assets for each of the periods in the two-year period ended June 30, 1999; and the financial highlights as presented in note 4 to the financial statements. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Sit Balanced Fund, Sit Large Cap Growth Fund, Sit Regional Growth Fund, Sit Mid Cap Growth Fund, Sit International Growth Fund, Sit Small Cap Growth Fund, Sit Science and Technology Growth Fund, and Sit Developing Markets Growth Fund as of June 30, 1999 and the results of their operations, the changes in their net assets, and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



                                    KPMG LLP

Minneapolis, Minnesota
August 6, 1999

SIT MUTUAL FUNDS
FEDERAL INCOME TAX INFORMATION


We are required by Federal tax regulations to provide shareholders with certain information regarding dividend distributions on an annual fiscal year basis. The figures are for informational purposes only and should not be used for reporting to federal or state revenue agencies. All necessary tax information will be mailed in January each year.

                                                                  LONG-TERM
                                                   ORDINARY        CAPITAL
FUND AND PAYABLE DATE                              INCOME(a)       GAIN(b)
----------------------------                       ---------      ---------

Large Cap Growth Fund
   December 8, 1998                                $0.00630(c)    $3.40771
                                                   ========       ========

Mid Cap Growth Fund
   December 8, 1998                                $0.00000       $2.54141
                                                   ========       ========

Small Cap Growth Fund
   December 8, 1998                                $0.00000       $3.08936
                                                   ========       ========

Balanced Fund
   October 8, 1998                                 $0.07832             --
   December 8, 1998                                 0.08245       $0.75940
   April 9, 1999                                    0.06932             --
   July 9, 1999                                     0.08984             --
                                                   --------       --------
                                                   $0.31993(d)    $0.75940
                                                   ========       ========

International Growth Fund
   December 8, 1998                                $0.05618(c)    $1.08797
                                                   ========       ========

Regional Growth Fund
   December 8, 1998                                $0.02366(c)    $0.00000
                                                   ========       ========


(a) Includes distributions of short-term gains, if any, which are taxable as ordinary income.

(b)  Taxable as long-term gain.

(c) Taxable as dividend income and does not qualify for dividends-received deduction by corporations.

(d) Taxable as dividend income, 26.18% qualifying for dividends-received deduction by corporations.

SIT MUTUAL FUNDS
RESULTS OF SHAREHOLDERS MEETING

The annual meeting of the shareholders of the Funds was held on October 27, 1998. Directors elected by the shareholders at the meeting were as follows:
Eugene C. Sit, Peter L. Mitchelson, William E. Frenzel, John E. Hulse, Sidney L. Jones, and Donald W. Phillips for all Funds and Michael C. Brilley for the Sit Bond Funds only.

The matters voted on by the shareholders of record as of August 28, 1998 and the results of the shareholders' vote at the October 27, 1998 meeting were as follows:

1.   Election of Directors:
                                                     For              Withheld
                                                     ---              --------
     Eugene C. Sit
           U.S. Government Securities             6,873,708             24,090
           Money Market                          26,128,992              4,702
           Tax-Free Income                       36,143,999            189,587
           MN Tax-Free Income                     9,603,984             16,735
           Bond                                     860,136             20,877

     William E. Frenzel
           U.S. Government Securities             6,720,559            177,239
           Money Market                          26,128,992              4,702
           Tax-Free Income                       36,120,991            212,595
           MN Tax-Free Income                     9,597,075             23,644
           Bond                                     860,136             20,877

     John E. Hulse
           U.S. Government Securities             6,855,034             42,764
           Money Market                          26,082,443             51,251
           Tax-Free Income                       36,066,969            266,617
           MN Tax-Free Income                     9,600,293             20,426
           Bond                                     860,136             20,877

     Sidney L. Jones
           U.S. Government Securities             6,721,961            175,837
           Money Market                          26,128,992              4,702
           Tax-Free Income                       36,110,885            222,701
           MN Tax-Free Income                     6,622,814             49,597
           Bond                                     860,136             20,877

     Peter L. Mitchelson
           U.S. Government Securities             6,864,314             33,484
           Money Market                          26,128,992              4,702
           Tax-Free Income                       36,136,087            197,499
           MN Tax-Free Income                     6,647,332             25,079
           Bond                                     860,136             20,877

SIT MUTUAL FUNDS
RESULTS OF SHAREHOLDERS MEETING

                                                     For              Withheld
                                                     ---              --------
     Donald W. Phillips
           U.S. Government Securities             6,721,720            176,078
           Money Market                          26,128,992              4,702
           Tax-Free Income                       36,084,897            248,689
           MN Tax-Free Income                     9,594,545             26,174
           Bond                                     860,136             20,877

     Michael C. Brilley
           U.S. Government Securities             6,858,482             39,316
           Money Market                          26,128,992              4,702
           Tax-Free Income                       36,088,966            244,620
           MN Tax-Free Income                     9,603,984             16,735
           Bond                                     860,136             20,877


2.   Ratification of KPMG Peat Marwick LLP as independent auditors for the
     Funds:

                                           For          Against        Abstain
                                           ---          -------        -------

     U.S. Government Securities         6,826,342        29,658         41,796
     Money Market                      25,996,350       113,330         24,013
     Tax-Free Income                   35,903,113       128,585        301,886
     MN Tax-Free Income                 9,556,517        17,679         46,521
     Bond                                 879,527         1,485            000

3. Amendment of the Sit Large Cap Growth Fund, Sit Mid Cap Growth Fund, Sit U.S. Government Securities Fund, and the Sit International Growth Fund's fundamental investment restrictions to eliminate the restrictions on investing in securities of investment companies.

                                           For          Against        Abstain
                                           ---          -------        -------

     Large Cap Growth                   1,227,595        23,778         17,516
     Mid Cap Growth                    11,877,175       323,696        200,456
     U.S. Government Securities         5,248,572       347,985        201,296
     International Growth               2,424,429        45,534         50,026

[LOGO]


Directors:
                  Eugene C. Sit, CFA
                  Peter L. Mitchelson, CFA
                  William E. Frenzel
                  John E. Hulse
                  Sidney L. Jones
                  Donald W. Phillips


Director Emeritus:
                  Melvin C. Bahle

Officers:
                  Eugene C. Sit, CFA               Chairman
                  Peter L. Mitchelson, CFA         Vice Chairman
                  Mary K. Stern, CFA               President
                  Roger J. Sit                     Executive Vice President
                  Erik S. Anderson, CFA            Vice President - Investments
                  Ronald D. Sit, CFA               Vice President - Investments
                  Bryce A. Doty, CFA (1)           Vice President - Investments
                  Robert W. Sit (2)                Vice President - Investments
                  John T. Groton, Jr., CFA (3)     Vice President - Investments
                  Paul E. Rasmussen                Vice President & Treasurer
                  Michael P. Eckert                Vice President
                  Michael J. Radmer                Secretary
                  Debra A. Sit, CFA                Assistant Treasurer
                  Carla J. Rose                    Assistant Secretary


(1)  Sit Balanced Fund only.
(2)  Sit Science and Technology Growth Fund only.
(3)  Sit Regional Growth Fund only.

ANNUAL REPORT
STOCK FUNDS

YEAR ENDED JUNE 30, 1999


INVESTMENT ADVISER                        INVESTMENT SUB-ADVISER

SIT INVESTMENT ASSOCIATES, INC.           (DEVELOPING MARKETS GROWTH FUND AND
4600 NORWEST CENTER                       INTERNATIONAL GROWTH FUND)
MINNEAPOLIS, MN 55402                     SIT/KIM INTERNATIONAL INVESTMENT
612-334-5888 (METRO AREA)                   ASSOCIATES, INC.
800-332-5580                              4600 NORWEST CENTER
                                          MINNEAPOLIS, MN 55402
DISTRIBUTOR                               612-334-5888 (METRO AREA)
                                          800-332-5580
SIA SECURITIES CORP.
4600 NORWEST CENTER
MINNEAPOLIS, MN 55402
612-334-5888 (METRO AREA)
800-332-5580

CUSTODIAN

THE NORTHERN TRUST COMPANY
50 SOUTH LASALLE STREET
CHICAGO, IL 60675

TRANSFER AGENT AND
DISBURSING AGENT

FIRST DATA INVESTOR SERVICES
P.O. BOX 5166
WESTBORO, MA 01581-5166

AUDITORS

KPMG PEAT MARWICK LLP
4200 NORWEST CENTER
MINNEAPOLIS, MN 55402

LEGAL COUNSEL

DORSEY & WHITNEY LLP
220 SOUTH SIXTH STREET
MINNEAPOLIS, MN 55402

                                                            MEMBER OF
                                                            ====================
                                                            100% NO-LOAD
                                                                 MUTUAL FUND
                                                                 COUNCIL
                                                            ====================

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION
                              DATED ________, 2000

                         SIT LARGE CAP GROWTH FUND, INC.
                  4600 NORWEST CENTER, 90 SOUTH SEVENTH STREET
                          MINNEAPOLIS, MINNESOTA 55402
                                 (612) 334-5888
                                 (800) 332-5580

             ACQUISITION OF THE ASSETS OF SIT REGIONAL GROWTH FUND,
       A SERIES OF SIT MUTUAL FUNDS, INC., BY AND IN EXCHANGE FOR SHARES
                       OF SIT LARGE CAP GROWTH FUND, INC.

         This Statement of Additional Information relates to the proposed Agreement and Plan of Reorganization providing for (a) the acquisition of substantially all of the assets and the assumption of all liabilities of Sit Regional Growth Fund (the "Acquired Fund"), a series of Sit Mutual Funds, Inc., in exchange for shares of common stock of Sit Large Cap Growth Fund, Inc. (the "Acquiring Fund") having an aggregate net asset value equal to the aggregate value of the assets acquired (less the liabilities assumed) of the Acquired Fund and (b) the liquidation of the Acquired Fund and the pro rata distribution of the Acquiring Fund shares to Acquired Fund shareholders.

         This Statement of Additional Information consists of this cover page and the following documents, which are incorporated by reference herein:

         1. The Statement of Additional Information dated November 1, 1999 of the Acquiring Fund and the Acquired Fund.

         2. Financial statements of the Acquiring Fund and the Acquired Fund included in the Sit Stock Funds Annual Report for the fiscal year ended June 30, 1999.

         3. Financial statements of the Acquiring Fund and the Acquired Fund included in the Sit Stock Funds Semi-Annual Report for the six months ended December 31, 1999.

         No additional financial statements are required by Form N-14, Item 14 because the net asset value of the Acquired Fund did not exceed 10% of the net asset value of the Acquiring Fund as of March 31, 2000.

         This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement dated _______, 2000 relating to the above-referenced transaction may be obtained without charge by writing or calling the Acquired Fund or the Acquiring Fund at the addresses or telephone numbers noted above. This Statement of Additional Information relates to, and should be read in conjunction with, such Prospectus/Proxy Statement.

         [Note: In the SEC filing package, Item No. 2 referred to above is included in Part A as materials to be delivered with the Prospectus/Proxy Statement. A copy of Item No. 2 also will be delivered to any person requesting the Statement of Additional Information.]

                                     PART B
                       STATEMENT OF ADDITIONAL INFORMATION

                                SIT BALANCED FUND
                         SIT LARGE CAP GROWTH FUND, INC.
                            SIT REGIONAL GROWTH FUND
                          SIT MID CAP GROWTH FUND, INC.
                          SIT INTERNATIONAL GROWTH FUND
                            SIT SMALL CAP GROWTH FUND
                     SIT SCIENCE AND TECHNOLOGY GROWTH FUND
                       SIT DEVELOPING MARKETS GROWTH FUND

                      4600 Norwest Center, 90 S. 7th Street
                        Minneapolis, Minnesota 55402-4130
                  www.sitfunds.com; e-mail: info@sitinvest.com
                          612-334-5888 -- 800-332-5580

This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Funds' Prospectus. The financial statements included as part of the Funds' Annual Report to shareholders for fiscal year ended June 30, 1999 are incorporated by reference into this Statement of Additional Information. Copies of the Funds' Prospectus and/or Annual Report may be obtained from the Funds without charge by contacting the Funds by telephone at
(612) 334-5888 or (800) 332-5580 or by mail at 4600 Norwest Center, 90 S.7th
Street, Minneapolis, Minnesota 55402-4130, or by visiting the SEC website at www.sec.com. The date of this Statement of Additional Information is November 1, 1999, and it is to be used with the Funds' Prospectus dated November 1, 1999.

TABLE OF CONTENTS
--------------------------------------------------------------------------------
                                                                            Page
                                                                            ----

FUND BACKGROUND.............................................................   2
ADDITIONAL INVESTMENT RESTRICTIONS
   Balanced Fund............................................................   3
   Large Cap Growth Fund and Mid Cap Growth Fund............................   4
   Regional Growth Fund and Science and Technology Growth Fund..............   5
   International Growth Fund................................................   5
   Small Cap Growth Fund....................................................   6
   Developing Markets Growth Fund...........................................   7
COUNTRIES IN WHICH THE INTERNATIONAL GROWTH FUND MIGHT INVEST...............   8
COUNTRIES IN WHICH THE DEVELOPING MARKETS GROWTH FUND MIGHT INVEST..........   9
INTERNATIONAL RISK CONSIDERATIONS...........................................   9
   Investment and Repatriation Restrictions.................................  10
ADDITIONAL INVESTMENT OBJECTIVES, POLICIES & RISKS
   Convertible Securities...................................................  11
   Commercial Paper.........................................................  11
   Obligations of the U.S. Government.......................................  11
   Obligations of Banks.....................................................  11
      International Bank Obligations........................................  12
   Depository Receipts......................................................  12
   Forward Foreign Currency Exchange Contracts..............................  13
   Options - Puts and Calls.................................................  13
   When-Issued and Forward Commitment Securities............................  13
   Repurchase Agreements....................................................  14
   Futures Contracts, Options on Futures Contracts, and Swap Agreements.....  14
   Additional Fixed-Income Securities in Which the Balanced Fund May Invest
      Mortgage-Backed Securities............................................  16
      U.S. Treasury Inflation-Protection Securities.........................  18
      Other Asset-Backed Securities.........................................  18
      Municipal Securities..................................................  19

      Collaterialized Mortgage Obligations..................................  19
      Variable Rate Notes...................................................  19
      Zero Coupon Securities................................................  19
      Trust Preferred Securities............................................  19
   Illiquid Securities......................................................  20
   Ratings of Debt Securities...............................................  20
   Sit Money Market Fund....................................................  20
   Diversification..........................................................  21
   Securities Lending.......................................................  21
ADDITIONAL INFORMATION ABOUT SELLING SHARES
   Suspension of Selling Ability............................................  22
   Telephone Transactions...................................................  22
   Redemption-In-Kind ......................................................  22
COMPUTATION OF NET ASSET VALUE..............................................  22
CALCULATION OF PERFORMANCE DATA.............................................  23
MANAGEMENT .................................................................  24
INVESTMENT ADVISER..........................................................  26
DISTRIBUTOR.................................................................  29
BROKERAGE ..................................................................  30
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.........................  32
TAXES ......................................................................  33
FINANCIAL STATEMENTS........................................................  34
OTHER INFORMATION...........................................................  34
LIMITATION OF DIRECTOR LIABILITY............................................  36
APPENDIX A - BOND AND COMMERCIAL PAPER RATINGS..............................  38

FUND BACKGROUND
--------------------------------------------------------------------------------

Sit Mutual Funds are managed by Sit Investment Associates, Inc., (the "Adviser"). Sit Mutual Funds are comprised of thirteen 100% no-load funds. The Statement of Additional Information contains the eight stock funds, which are:
Balanced Fund, large Cap Growth Fund, Regional Growth Fund, Mid Cap Growth Fund, International Growth Fund, Small Cap Growth Fund, Science and Technology Growth Fund, and the Developing Markets Growth Fund (collectively, the "Funds").

Each of the Funds (or the corporate issuer of their shares) is organized as a Minnesota corporation. The Large Cap Growth Fund and Mid Cap Growth Fund were incorporated on July 14, 1981. The corporate issuer of the International Growth Fund, Balanced Fund, Developing Markets Growth Fund, Small Cap Growth Fund, Science and Technology Growth Fund, and Regional Growth Fund was incorporated on July 30, 1991.

ADDITIONAL INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

The investment objectives and investment strategies of the Funds are set forth in the Prospectus under "Fund Summaries". Certain additional investment practices and risks of investing in the Funds are set forth below. In addition to the restrictions in the Prospectus, each Fund is subject to other restrictions which are fundamental and may not be changed without shareholder approval. Shareholder approval, as defined in the Investment Company Act of 1940, means the lesser of the vote of (a) 67% of the shares of a Fund at a meeting where more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of a Fund. A percentage limitation must be met at the time of investment and a later deviation resulting from a change in values or net assets will not be a violation.

BALANCED FUND
--------------------------------------------------------------------------------
The Fund is subject to the following fundamental investment restrictions. The Fund will not:
1. Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies or instrumentalities), if as a result, more than 5% of the Fund's net assets would be invested in securities of that issuer. This restriction is limited to 75% of the Fund's net assets;
2. Purchase or sell commodities or commodity futures, provided that this restriction does not apply to financial futures contracts or options thereon;
3. Invest in real estate (including real estate limited partnerships), although it may invest in securities which are secured by or represent interests in real estate;
4. Make loans except by (a) purchasing publicly distributed debt securities such as bonds, debentures and similar securities in which the Fund may invest consistent with its investment policies, and (b) by lending its portfolio securities to broker-dealers, banks and other institutions in an amount not to exceed 33-1/3% of its total net assets if such loans are secured by collateral equal to 100% of the value of the securities lent;
5.   Underwrite the securities of other issuers;
6. Borrow money, except temporarily in emergency or extraordinary situations and then not for the purchase of investments and not in excess of 33 1/3% of the Fund's total net assets;
7. Invest in exploration or development for oil, gas or other minerals (including mineral leases), although it may invest in the securities of issuers which deal in or sponsor such activities;
8. Issue senior securities as defined in the Investment Company Act of 1940, except for borrowing as permitted in restriction number 6;
9. Invest less than 25% of the fixed-income portion of its portfolio in fixed-income senior securities; or
10. Invest in a portfolio that is not balanced between equity securities and fixed-income securities.

The following investment restrictions of the Fund are not fundamental. The Fund will not:
1. Purchase on margin or sell short except to obtain short-term credit as may be necessary for the clearance of transactions and it may make margin deposits in connection with futures contracts;
2. Invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company, except a.) as part of a merger, consolidation, acquisition, or reorganization or b.) in a manner consistent with the requirements of an exemptive order issued to the Fund and/or the Adviser by the Securities and Exchange Commission;
3. Purchase or retain securities of any issuer if to the knowledge of the Fund, officers and directors of either the Fund its investment adviser beneficially owning more than 0.5% of such securities together own more than 5% of such securities;
4. Invest more than 10% of its net assets in securities of issuers which, with their predecessors have a record of less than three years continuous operation. Securities of such issuers will not be deemed to fall within this limitation if they are guaranteed by an entity in continuous operation for more than three years;
5.   Invest for the purpose of exercising control or management;
6.   Enter into reverse repurchase agreements;
7. Invest more than 15% of its net assets collectively in all types of illiquid securities;
8. Invest in more than 10% of the outstanding voting securities of any one issuer;
9. Purchase more than 10% of any class of securities of any issuer except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. All debt securities and all preferred stocks are each considered as one class. This restriction is limited to 75% of the Fund's net assets;
10. Invest more than 5% of the Fund's net assets in warrants (valued at lower of cost or market) including a maximum of 2% which are not listed on the New York or American Stock Exchanges. For this purpose, warrants acquired by the Fund in units or attached to other securities will be deemed to be without value;
11. Pledge, mortgage, hypothecate or otherwise encumber the Fund's assets except to the extent necessary to secure permitted borrowings;
12. Engage in arbitrage transactions or write unsecured put options but may write fully covered call options;
13. Purchase put and call options provided that the aggregate premiums paid for all such options exceed 10% of the Fund's total assets;
14. Invest more than 25% of the fixed-income portion of its portfolio in debt securities that are rated below investment grade; or
15. Invest less than 40% and not more than 60% of its assets in equity securities and no less than 40% and not more than 60% of its assets in finxed-income securities, under normal circumstances.

LARGE CAP GROWTH FUND AND MID CAP GROWTH FUND
--------------------------------------------------------------------------------
The Large Cap Growth Fund and Mid Cap Growth Fund are subject to the following fundamental investment restrictions. The Funds will not:
1. Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies or instrumentalities), if as a result, more than 5% of the Fund's net assets would be invested in securities of that issuer. This restriction is limited to 75% of the Fund's net assets;
2. Purchase more than 10% of any class of securities of any issuer except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. All debt securities and all preferred stocks are each considered as one class. This restriction is limited to 75% of the Fund's net assets;
3. Invest more than 10% of the Fund's net assets in securities of companies which have (with their predecessors) a record of less than five years continuous operation;
4. Make loans except by (a) purchasing publicly distributed debt securities such as bonds, debentures and similar securities in which the Fund may invest consistent with its investment policies, and (b) by lending its portfolio securities to broker-dealers, banks and other institutions in an amount not to exceed 33-1/3% of its total net assets if such loans are secured by collateral equal to 100% of the value of the securities lent;
5. Borrow money, except temporarily in emergency or extraordinary situations and then not for the purchase of investments and not in excess of 33-1/3% of the Fund's total net assets.
6. Invest more than 5% of the Fund's net assets in warrants (valued at lower of cost or market) including a maximum of 2% which are not listed on the New York or American Stock Exchanges. For this purpose, warrants acquired by the Fund in units or attached to other securities will be deemed to be without value;
7. Purchase on margin or sell short except to obtain short-term credit as may be necessary for the clearance of transactions;
8. Concentrate more than 25% of its net assets in any one industry, provided that (i) there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and
     (ii) utility companies will be classified according to their services, for example, water, gas, electric and communications, and each will be considered a separate industry;
9. Purchase or retain the securities of any issuer if, in total, the holdings of all officers and directors of the Fund and of its investment adviser, who individually own beneficially more than 0.5% of such securities, together own more than 5% of such securities;
10.  Invest for the purpose of controlling management of any company;
11. Invest in commodities or commodity futures contracts or in real estate, although it may invest in securities which are secured by interests in real estate and in securities of companies which invest or deal in real estate;
12. Invest in exploration or development for oil, gas or other minerals, although it may invest in the securities of issuers which deal in or sponsor such activities;
13.  Underwrite the securities of other issuers;
14. Issue senior securities as defined in the Investment Company Act of 1940, except for borrowing as permitted in restriction number 5;
15. Invest more than 15% of its net assets collectively in all types of illiquid securities; or
16. Invest less than 65% of its total assets in common stocks of growth companies.

The following investment restrictions of the Funds are not fundamental and may be changed by the Board of Directors of the Funds. The Funds will not:
1. Engage in arbitrage transactions or write unsecured put options but may write fully covered call options;
2. Purchase put and call options provided that the aggregate premiums paid for all such options exceed 5% of the Fund's net assets;
3. Pledge, mortgage, hypothecate, or otherwise encumber the Fund's assets except to the extent necessary to secure permitted borrowings; or
4. Invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company, except a.) as part of a merger, consolidation, acquisition, or reorganization or b.) in a manner consistent with the requirements of an exemptive order issued to the Fund and/or the Adviser by the Securities and Exchange Commission.

REGIONAL GROWTH FUND AND SCIENCE AND TECHNOLOGY GROWTH FUND
--------------------------------------------------------------------------------
The Funds are subject to the following fundamental investment restrictions. The Funds will not:
1. Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies or instrumentalities), if as a result, more than 5% of the Fund's net assets would be invested in securities of that issuer. This restriction is limited to 75% of the Fund's net assets;
2. Purchase or sell commodities or commodity futures, provided that this restriction does not apply to financial futures contracts or options thereon;
3. Invest in real estate (including real estate limited partnerships), although it may invest in securities which are secured by or represent interests in real estate;
4. Make loans except by (a) purchasing publicly distributed debt securities such as bonds, debentures and similar securities in which the Fund may invest consistent with its investment policies, and (b) by lending its portfolio securities to broker-dealers, banks and other institutions in an amount not to exceed 33-1/3% of its total net assets if such loans are secured by collateral equal to 100% of the value of the securities lent;
5.   Underwrite the securities of other issuers;
6. Borrow money, except temporarily in emergency or extraordinary situations and then not for the purchase of investments, and not in excess of 33 1/3% of the Fund's total net assets;
7. Invest in exploration or development for oil, gas or other minerals (including mineral leases), although it may invest in the securities of issuers which deal in or sponsor such activities;
8. Issue senior securities as defined in the Investment Company Act of 1940, except for borrowing as permitted in restriction number 6;
9. The Regional Growth Fund will not invest less than 80% of its total assets in common stocks of companies with their headquarters in Minnesota, Iowa, Missouri, North Dakota, South Dakota, Nebraska, Kansas, Wisconsin, Illinois, Michigan, Indiana and Ohio, under normal conditions.; or
10. The Science and Technology Growth Fund will not invest less than 80% of its total assets in common stocks of companies the Adviser expects to benefit from the development, improvement, advancement and use of science and technology, under normal conditions.

The following investment restrictions of the Funds are not fundamental. The Funds will not:
1. Purchase on margin or sell short except to obtain short-term credit as may be necessary for the clearance of transactions and it may make margin deposits in connection with futures contracts;
2.   Invest for the purpose of exercising control or management;
3. Invest more than 15% of its net assets collectively in all types of illiquid securities;
4. Invest in more than 10% of the outstanding voting securities of any one issuer;
5. Purchase more than 10% of any class of securities of any issuer except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. All debt securities and all preferred stocks are each considered as one class. This restriction is limited to 75% of the Fund's net assets;
6. Pledge, mortgage, hypothecate or otherwise encumber either Fund's assets except to the extent necessary to secure the permitted borrowings;
7. Invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company, except a.) as part of a merger, consolidation, acquisition, or reorganization or b.) in a manner consistent with the requirements of an exemptive order issued to the Fund and/or the Adviser by the Securities and Exchange Commission;
8. Engage in arbitrage transactions or write unsecured put options but may write fully covered call options; or
9. Purchase put and call options provided that the aggregate premiums paid for all such options exceed 5% of the Fund's net assets.

INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------
The Fund is subject to the following fundamental investment restrictions. The Fund will not:
1. Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies or instrumentalities), if as a result, more than 5% of the Fund's net assets would be invested in securities of that issuer. This restriction is limited to 75% of the Fund's net assets;

2. Purchase more than 10% of any class of securities of any issuer except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. All debt securities and all preferred stocks are each considered as one class. This restriction is limited to 75% of the Fund's net assets;
3. Invest more than 5% of the Fund's net assets in securities of companies which have (with their predecessors) a record of less than three years continuous operation;
4. Make loans except by (a) purchasing publicly distributed debt securities such as bonds, debentures and similar securities in which the Fund may invest consistent with its investment policies, and (b) by lending its portfolio securities to broker-dealers, banks and other institutions in an amount not to exceed 33-1/3% of its total net assets if such loans are secured by collateral equal to 100% of the value of the securities lent;
5. Borrow money, except temporarily in emergency or extraordinary situations and then not for the purchase of investments and not in excess of 33 1/3% of the Fund's total net assets;
6. Invest more than 5% of the Fund's net assets in warrants (valued at lower of cost or market) including a maximum of 2% which are not listed on the New York Stock Exchange, American Stock Exchange or a recognized foreign exchange. For this purpose, warrants acquired by the Fund in units or attached to other securities will be deemed to be without value;
7. Purchase on margin or sell short except to obtain short-term credit as may be necessary for the clearance of transactions;
8. Concentrate more than 25% of its net assets in any one industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;
9. Purchase or retain the securities of any issuer if, to the Fund's knowledge, those holdings of all officers and directors of the Fund or its affiliates, who individually own beneficially more than 0.5% of such securities, together own more than 5% of such securities;
10.  Invest for the purpose of controlling management of any company;
11. Invest in commodities or commodity futures contracts provided; however, that the entering into of a foreign currency contract shall not be prohibited by this restriction;
12. Invest in real estate or limited partnerships with assets invested in real estate, although the Fund may invest in securities which are secured by interests in real estate and in securities of companies which invest or deal in real estate;
13. Invest in exploration or development for oil, gas or other minerals, although it may invest in the securities of issuers which deal in or sponsor such activities;
14. Invest more than 15% of its net assets collectively in all types of illiquid securities;
15.  Underwrite the securities of other issuers;
16.  Modify the Fund's investment objective;
17. Issue senior securities as defined in the Investment Company Act of 1940, except for borrowing as permitted in restriction number 5; or
18. Invest less than 90% of the its total assets in international equity securities, under normal conditions.

The following investment restrictions of the Fund are not fundamental. The Fund will not:
1. Pledge, mortgage, hypothecate or otherwise encumber the Fund's assets in an amount exceeding the amount of the borrowing secured thereby except to the extent necessary to secure permitted borrowings; or
2. Invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company, except a.) as part of a merger, consolidation, acquisition, or reorganization or b.) in a manner consistent with the requirements of an exemptive order issued to the Fund and/or the Adviser by the Securities and Exchange Commission.

SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------
The Fund is subject to the following fundamental investment restrictions. The Fund will not:
1. Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies or instrumentalities), if as a result, more than 5% of the Fund's net assets would be invested in securities of that issuer. This restriction is limited to 75% of the Fund's net assets;
2. Purchase or sell commodities or commodity futures, provided that this restriction does not apply to financial futures contracts or options thereon;
3. Invest in real estate (including real estate limited partnerships), although it may invest in securities which are secured by or represent interests in real estate;

4. Make loans except by (a) purchasing publicly distributed debt securities such as bonds, debentures and similar securities in which the Fund may invest consistent with its investment policies, and (b) by lending its portfolio securities to broker-dealers, banks and other institutions in an amount not to exceed 33-1/3% of its total net assets if such loans are secured by collateral equal to 100% of the value of the securities lent;
5.   Underwrite the securities of other issuers;
6. Borrow money, except temporarily in emergency or extraordinary situations and then not for the purchase of investments and not in excess of 33 1/3% of the Fund's total net assets;
7. Invest in exploration or development for oil, gas or other minerals (including mineral leases), although it may invest in the securities of issuers which deal in or sponsor such activities;
8. Issue senior securities as defined in the Investment Company Act of 1940, except for borrowing as permitted in restriction number 6; or
9. Invest less than 65% of its total assets in common stocks, under normal conditions.

The following investment restrictions of the Fund are not fundamental. The Fund will not:
1. Purchase on margin or sell short except to obtain short-term credit as may be necessary for the clearance of transactions and it may make margin deposits in connection with futures contracts;
2. Invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company, except a.) as part of a merger, consolidation, acquisition, or reorganization or b.) in a manner consistent with the requirements of an exemptive order issued to the Fund and/or the Adviser by the Securities and Exchange Commission;
3. Purchase or retain securities of any issuer if to the knowledge of the Fund, officers and directors of either the Fund or its investment adviser beneficially owning more than 0.5% of such securities together own more than 5% of such securities;
4. Invest more than 10% of its net assets in securities of issuers which, with their predecessors have a record of less than three years continuous operation. Securities of such issuers will not be deemed to fall within this limitation if they are guaranteed by an entity in continuous operation for more than three years;
5.   Invest for the purpose of exercising control or management;
6.   Enter into reverse repurchase agreements;
7. Invest more than 15% of its net assets collectively in all types of illiquid securities;
8. Invest in more than 10% of the outstanding voting securities of any one issuer;
9. Purchase more than 10% of any class of securities of any issuer except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. All debt securities and all preferred stocks are each considered as one class. This restriction is limited to 75% of the Fund's net assets;
10. Invest more than 5% of the Fund's net assets in warrants (valued at lower of cost or market) including a maximum of 2% which are not listed on the New York or American Stock Exchanges. For this purpose, warrants acquired by the Fund in units or attached to other securities will be deemed to be without value;
11. Pledge, mortgage, hypothecate or otherwise encumber the Fund's assets except to the extent necessary to secure permitted borrowings;
12. Engage in arbitrage transactions or write unsecured put options but may write fully covered call options; or
13. Purchase put and call options provided that the aggregate premiums paid for all such options exceed 5% of the Fund's net assets.

DEVELOPING MARKETS GROWTH FUND
--------------------------------------------------------------------------------
The Fund is subject to the following restrictions which are fundamental. The Fund will not:
1. Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies or instrumentalities), if as a result, more than 5% of the Fund's net assets would be invested in securities of that issuer. This restriction is limited to 75% of the Fund's net assets;
2. Purchase or sell commodities or commodity contracts, provided that this restriction does not apply to financial futures contracts or options thereon;
3. Invest in real estate (including real estate limited partnerships), although it may invest in securities which are secured by or represent interests in real estate;
4. Make loans except by (a) purchasing publicly distributed debt securities such as bonds, debentures and similar securities in which the Fund may invest consistent with its investment policies, and (b) by lending its portfolio securities to broker-dealers, banks and other institutions in an amount not to exceed 33-1/3% of its total net assets if such loans are secured by collateral equal to 100% of the value of the securities lent;
5.   Underwrite the securities of other issuers;
6. Borrow money, except temporarily in emergency or extraordinary situations and then not for the purchase of investments and not in excess of 33 1/3% of the Fund's total net assets;
7. Invest in exploration or development for oil, gas or other minerals (including mineral leases), although it may invest in the securities of issuers which deal in or sponsor such activities;
8. Issue senior securities as defined in the Investment Company Act of 1940, except for borrowing as permitted in restriction number 6; or
9. Invest less than 65% of its total assets in developing market equity securities, under normal conditions.

The following investment restrictions of the Fund are not fundamental and may be changed by the Board of Directors of the Fund. The Fund will not:
1. Purchase on margin or sell short except to obtain short-term credit as may be necessary for the clearance of transactions and it may make margin deposits in connection with futures contracts;
2. Invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company, except a.) as part of a merger, consolidation, acquisition, or reorganization or b.) in a manner consistent with the requirements of an exemptive order issued to the Fund and/or the Adviser by the Securities and Exchange Commission;
3. Purchase or retain the securities of any issuer if, to the Fund's knowledge, those holdings of all officers and directors of the Fund or its affiliates, who individually own beneficially more than 0.5% of such securities, together own more than 5% of such securities;
4. Invest more than 5% of its net assets in securities of companies which have (with their predecessors) a record of less than three years' continuous operation;
5.   Invest for the purpose of exercising control or management;
6. Invest more than 5% of the Fund's net assets in warrants (valued at lower of cost or market) including a maximum of 2% which are not listed on the New York Stock Exchange, American Stock Exchange or a recognized foreign exchange. For this purpose, warrants acquired by the Fund in units or attached to other securities will be deemed to be without value;
7.   Enter into reverse repurchase agreements;
8. Invest more than 15% of its net assets collectively in all types of illiquid securities;
9. Purchase more than 10% of any class of securities of any issuer except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. All debt securities and all preferred stocks are considered as one class. This restriction is limited to 75% of the Fund's net assets; or
10. Pledge, mortgage, hypothecate or otherwise encumber the Fund's assets except to the extent necessary to secure permitted borrowings.

COUNTRIES IN WHICH THE INTERNATIONAL GROWTH FUND MIGHT INVEST
--------------------------------------------------------------------------------

The countries in which the Fund will seek investments include those listed below. The Fund is not obligated and may not invest in all the countries listed; moreover the Fund may invest in countries other than those listed below, when such investments are consistent with the Fund's investment objective and policies.

Pacific Basin:    Australia     Hong Kong    Indonesia        Japan      Malaysia   New Zealand
--------------    Philippines   Singapore    South Korea      Taiwan     Thailand

Europe:           Austria       Belgium      Czech Republic   Denmark    Finland    France
-------           Germany       Greece       Hungary +        Ireland    Italy      Luxembourg
                  Netherlands   Norway       Poland           Portugal   Spain      Sweden
                  Switzerland   United Kingdom

Other:            Argentina     Brazil       Canada           Chile      India      Mexico
------            Peru          Turkey       Venezuela        Israel

     + Indicates countries in which the Fund effectively may invest primarily through investment funds. Such investments are subject to the provisions of the Investment Company Act of 1940 relating to the purchase of securities of investment companies. See "Investment Restrictions".

Under exceptional economic or market conditions abroad, the Fund may temporarily invest all or a major portion of its assets in United States government obligations or high grade debt obligations of companies incorporated in or having their principal activities in the United States.

COUNTRIES IN WHICH THE DEVELOPING MARKETS GROWTH FUND MIGHT INVEST
--------------------------------------------------------------------------------

The Fund defines "developing markets" as those countries determined by the Sub-Adviser to have developing or emerging markets or economies. Such countries will generally be defined as "emerging stock markets" by the International Finance Corporation, demonstrate low- to middle-income economies according to the International Bank for Reconstruction and Development (the World Bank), or be listed in World Bank publications as developing. Countries currently not considered as having "developing markets" presently include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

The countries in which the Fund may seek to invest include those listed below and, unless otherwise prohibited herein, the countries listed as potential investments for the International Growth Fund as well. The Fund is not obligated and may not invest in all the countries listed; moreover the Fund may invest in countries other than those listed below, when such investments are consistent with the Fund's investment objectives and policies. The Fund will also not seek to diversify investments among geographic regions or levels of economic development in any particular country.

Pacific Basin:    Bangladesh   China         Hong Kong     India           Indonesia     Malaysia
--------------    Pakistan     Philippines   Singapore     South Korea     Sri Lanka     Taiwan
                  Thailand     Vietnam +

Europe:           Czech Rep.   Greece        Hungary +     Poland          Portugal
-------

Latin America:    Argentina    Barbados      Belize        Bolivia         Brazil        Chile
--------------    Colombia     Costa Rica    Ecuador       Jamaica         Mexico        Panama
                  Paraguay     Peru          Trinidad & Tobago             Uruguay       Venezuela

Africa:           Botswana     Egypt         Ghana+        Ivory Coast +   Kenya +       Mauritius +
-------           Morocco      Namibia +     Nigeria       South Africa    Swaziland +   Tunisia
                  Zimbabwe

Other:            Bermuda      Cyprus +      Israel        Jordan          Kuwait +      Russia
------            Turkey

     + Indicates countries in which the Fund effectively may invest primarily through investment funds. Such investments are subject to the provisions of the Investment Company Act of 1940 relating to the purchase of securities of investment companies. See "Additional Investment Restrictions".

Under exceptional economic or market conditions abroad, the Fund may temporarily invest all or a major portion of its assets in United States government obligations or high grade debt obligations of companies incorporated in or having their principal activities in the United States.

INTERNATIONAL RISK CONSIDERATIONS
--------------------------------------------------------------------------------

Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published regarding companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Many foreign markets have substantially less volume than either the established domestic securities exchanges or the OTC markets. Securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Commission rates in foreign countries, which may be fixed rather than subject to negotiation as in the United States, are likely to be higher. In many foreign countries there is less government supervision and regulation of securities exchanges, brokers and listed companies than in the United States and capital requirements for brokerage firms are generally lower. Settlement of transactions in foreign securities may, in some instances, be subject to delays and related administrative uncertainties.

Investments in companies domiciled in developing market countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) volatile social, political and economic conditions; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) the existence of national policies which may restrict the Funds' investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain developing market countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in certain developing market countries may be slowed or reversed by unanticipated political or social events in such countries.

The Funds endeavor to buy and sell foreign currencies on favorable terms. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the Funds change investments from one country to another or when proceeds for the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Funds from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to the Funds' investments in securities of issuers of that country. There also is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could adversely affect investments in securities of issuers in those nations.

The Funds may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments.

While transactions in forward currency contracts, options, futures contracts and options on futures contracts (i.e., "hedging positions") may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the Funds may benefit from the use of hedging positions, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Funds than if they had not entered into any hedging positions. In the event of an imperfect correlation between a hedging position and portfolio position which is intended to be protected, the desired protection may not be obtained and the Funds may be exposed to risk of financial loss.

Perfect correlation between the Funds' hedging positions and portfolio positions may be difficult to achieve because hedging instruments in most developing market countries are not yet available. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

INVESTMENT AND REPATRIATION RESTRICTIONS
--------------------------------------------------------------------------------
Several of the countries in which the Funds may invest restrict, to varying degrees, foreign investments in their securities markets. Governmental and private restrictions take a variety of forms, including (i) limitations on the amount of funds that may be invested into or repatriated from the country (including limitations on repatriation of investment income and capital gains),
(ii) prohibitions or substantial restrictions on foreign investment in certain industries or market sectors, such as defense, energy and transportation, (iii) restrictions (whether contained in the charter of an individual company or mandated by the government) on the percentage of securities of a single issuer which may be owned by a foreign investor, (iv) limitations on the types of securities which a foreign investor may purchase and (v) restrictions on a foreign investor's right to invest in companies whose securities are not publicly traded. In some circumstances, these restrictions may limit or preclude investment in certain countries and the Funds intend to invest only through the purchase of shares of investment funds organized under the laws of such countries.

The return on the Funds' investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. The Funds' investment in an investment company may require the payment of a premium above the net asset value of the investment company's shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company's assets. The

Funds, however, will not invest in any investment company or trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium.

ADDITIONAL INVESTMENT OBJECTIVES, POLICIES & RISKS
--------------------------------------------------------------------------------

CONVERTIBLE SECURITIES
--------------------------------------------------------------------------------
Each of the Funds may purchase securities convertible into common stocks, preferred stocks and warrants.

COMMERCIAL PAPER
--------------------------------------------------------------------------------
Short-term debt instruments purchased by the Funds consist of commercial paper (including variable amount master demand notes), which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness of the notes.

The Balanced Fund may invest in commercial paper obligations issued by domestic and foreign entities which, at the time of their purchase, are rated in the highest rating category assigned by Moody's, S&P, Duff and Phelps, Inc. or Fitch Investors Service, Inc. or, if not rated, are issued or guaranteed by companies with an unsecured debt issue currently outstanding rated A or better by Moody's or S&P. The Fund may also invest in participation interests in loans extended by banks or other financial institutions to such companies, and other domestic corporate obligations such as publicly traded bonds, debentures and notes (including variable amount master demand notes) rated in the highest category by the aforementioned rating services.

OBLIGATIONS OF, OR GUARANTEED BY, THE UNITED STATES GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES
--------------------------------------------------------------------------------
Securities issued or guaranteed by the United States include a variety of Treasury securities, which differ only in their interest rates, maturities and dates of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of greater than ten years at the date of issuance.

Securities issued and or guaranteed by agencies of the U.S. government and various instrumentalities which have been established or sponsored by the U.S. government may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

Some of the government agencies which issue or guarantee securities are the Department of Housing and Urban Development, the Department of Health and Human Services, the Government National Mortgage Association, the Farmers Home Administration, the Department of Transportation, the Department of Defense and the Department of Commerce. Instrumentalities which issue or guarantee securities include the Export-Import Bank, the Federal Farm Credit System, Federal Land Banks, the Federal Intermediate Credit Bank, the Bank for Cooperatives, Federal Home Loan Banks, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

OBLIGATIONS OF BANKS
--------------------------------------------------------------------------------
Bank money instruments in which the Funds may invest include certificates of deposit, including variable rate certificates of deposit, bankers' acceptances and time deposits. "Bank" includes commercial banks, savings banks and savings and loan associations. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity, usually at 30, 90 or 180 day intervals ("coupon dates"), based upon a specified market rate, which is tied to the then prevailing certificate of deposit rate, with some premium paid because of the longer final maturity date of the variable rate certificate of deposit. As a result of these adjustments, the interest rate on these obligations may be increased or decreased periodically. Variable rate certificates of deposit normally carry a higher interest rate than fixed rate certificates of deposit with shorter maturities, because the bank issuing the variable rate certificate of deposit pays the investor a premium as the bank has the use of the investor's money for a longer period of time. Variable rate certificates of deposit can be sold in the secondary market. In addition, frequently banks or dealers sell variable rate certificates of deposit and simultaneously agree, either formally or informally, to repurchase such certificates, at the option of the purchaser of the certificate, at par on the coupon dates. In connection with the Fund's purchase of variable rate certifies of deposit, it may enter into formal or informal agreements with banks or dealers allowing the Fund to resell the certificates to the bank or dealer, at the Fund's option. If the agreement to repurchase is informal, there can be no assurance that the Fund would always be able to resell such certificates. Before entering into any such transactions governed by formal agreements, however, the Fund will comply with the provisions of SEC Release 10666 which generally provides that the repurchase agreement must be fully collateralized. With respect to variable rate certificates of deposit maturing in 180 days or less from the time of purchase with interest rates adjusted on a monthly cycle, the Fund uses the period remaining until the next rate adjustment date for purposes of determining the average weighted maturity of its portfolio. With respect to all variable rate instruments not meeting the foregoing criteria, the Fund uses the remaining period to maturity for purposes of determining the average weighted maturity of its portfolio until such time as the Securities and Exchange Commission has determined otherwise.

A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Both domestic banks and foreign branches of domestic banks are subject to extensive, but different, governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing short-term debt conditions. General economic conditions, as well as exposure to credit losses arising from possible financial difficulties of borrowers, also play an important part in the operations of the banking industry.

As a result of federal and state laws and regulations, domestic banks are, among other things, generally required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. Since the portfolio may contain securities of foreign banks and foreign branches of domestic banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of domestic banks.

The Fund only purchases certificates of deposit from savings and loan institutions which are members of the Federal Home Loan Bank and are insured by the Federal Savings and Loan Insurance Corporation. Such savings and loan associations are subject to regulation and examination. Unlike most savings accounts, certificates of deposit held by the Fund do not benefit materially from insurance either from the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit of foreign branches of domestic banks are not covered by such insurance and certificates of deposit of domestic banks purchased by the Fund are generally in denominations far in excess of the dollar limitations on insurance coverage.

INTERNATIONAL BANK OBLIGATIONS. For the purposes of the Developing Markets Growth Fund's and International Growth Fund's investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks may be obligations of the parent bank in addition to the issuing bank, or may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Funds to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although the Funds will typically acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of $1 billion, this $1 billion figure is not a fundamental investment policy or restriction of the Fund. For the purposes of calculation with respect to the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

DEPOSITORY RECEIPTS
--------------------------------------------------------------------------------
The Funds may hold securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Government Depository Receipts ("GDRs") and other similar global instruments available in developing markets, or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. Generally, ADRs in registered form are designed for use in United States securities markets, and EDRs and other similar global instruments in bearer form are designed for use in European securities markets. For purposes of the Fund's investment policies, the Fund's investment in ADRs, EDRs, and similar instruments will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
--------------------------------------------------------------------------------
The Developing Markets Growth Fund and International Growth Fund may enter into forward currency contracts to attempt to minimize the risk to the Funds from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward currency contract is an obligation to purchase or sell a specific currency for an agreed upon price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Funds may enter into a forward currency contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency or is expecting a dividend or interest payment in order to "lock in" the U.S. dollar price of the security or dividend or interest payment. In addition, when the Funds believe that a foreign currency or currencies may suffer a substantial decline against the U.S. dollar, it may enter into a forward currency contract to sell an amount of a foreign currency approximating the value of some or all of the Funds' portfolio securities denominated in such foreign currency or related currencies that the Adviser feels demonstrate correlation in exchange rate movements (such a practice is called "crosshedging"), or when the Funds believe that the U.S. dollar may suffer a substantial decline against a foreign currency or currencies, it may enter into a forward contract to buy a foreign currency for a fixed dollar amount. In connection with the Funds' forward contract transactions, an amount of the Funds' assets equal to the amount of the Fund's commitment will be held aside or segregated to be used to pay for the commitment. Accordingly, the Funds will always have cash, cash equivalents or high quality debt securities denominated in the appropriate currency available in an amount sufficient to cover any commitments under these contracts. Segregated assets used to cover forward currency contracts will be marked to market on a daily basis. While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future regulate forward currency contracts. In such event, the Funds' ability to utilize forward currency contracts in the manner set forth above may be restricted. Forward currency contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance by the Funds than if it had not engaged in such contracts. The Funds will generally not enter into a forward foreign currency exchange contract with a term greater than one year.

OPTIONS - PUTS AND CALLS
--------------------------------------------------------------------------------
The Funds may purchase exchange traded put and call options on debt securities up to 5% of its net assets for the purpose of hedging. A put option (sometimes called a standby commitment) gives the purchaser of the option, in return for a premium paid, the right to sell the underlying security at a specified price during the term of the option. The writer of the put option receives the premium and has the obligation to buy the underlying securities upon exercise at the exercise price during the option period. A call option (sometimes called a reverse standby commitment) gives the purchaser of the option, in return for a premium, the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option receives the premium and has the obligation at the exercise of the option, to deliver the underlying security against payment of the exercise price during the option period. A principal risk of standby commitments is that the writer of a commitment may default on its obligation to repurchase or deliver the securities.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES
--------------------------------------------------------------------------------
The Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, which can be a month or more after the date of the transaction. The Funds will not accrue income on securities purchased on a forward commitment basis prior to their stated delivery date. At the time the Funds make the commitment to purchase securities on a when-issued or forward commitment basis, they will record the transaction and thereafter reflect the value of such securities in determining their net asset value. At the time the Funds enter into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash and liquid securities equal to the value of the when-issued or forward commitment securities will be established and maintained with the custodian and will be marked to the market daily. On the delivery date, the Funds will meet their obligations from securities that are then maturing or sales of the securities held in the segregated asset account and/or from then available cash flow. If the Funds dispose of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation.

There is always a risk that the securities may not be delivered and that the Fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account. Settlements in the ordinary course of business, which may take substantially more than five business days for non-U.S. securities, are not treated by the Fund as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions.

REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------
Each Fund is permitted to invest in repurchase agreements. A repurchase agreement is a contract by which the Fund acquires the security ("collateral") subject to the obligation of the seller to repurchase the security at a fixed price and date (within seven days). A repurchase agreement may be construed as a loan pursuant to the 1940 Act. The Funds may enter into repurchase agreements with respect to any securities which it may acquire consistent with its investment policies and restrictions. The Funds' custodian will hold the securities underlying any repurchase agreement in a segregated account. In investing in repurchase agreements, the Funds' risk is limited to the ability of the seller to pay the agreed-upon price at the maturity of the repurchase agreement. In the opinion of the Adviser, such risk is not material, since in the event of default, barring extraordinary circumstances, the Funds would be entitled to sell the underlying securities or otherwise receive adequate protection under federal bankruptcy laws for its interest in such securities. However, to the extent that proceeds from any sale upon a default are less than the repurchase price, the Funds could suffer a loss. In addition, the Funds may incur certain delays in obtaining direct ownership of the collateral. The Adviser will continually monitor the value of the underlying securities to ensure that their value always equals or exceeds the repurchase price. The Adviser will submit a list of recommended issuers of repurchase agreements and other short-term securities which it has reviewed for credit worthiness to the Funds' directors at least quarterly for their approval.

FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, AND SWAP AGREEMENTS
--------------------------------------------------------------------------------
The Balanced Fund, Developing Markets Growth Fund and International Growth Fund may invest in interest rate futures contracts, index futures contracts and may buy options on such contracts for the purpose of hedging its portfolio of fixed income securities (and not for speculative purposes) against the adverse effects of anticipated movements in interest rates. As a result of entering into futures contracts, no more than 5% of a Fund's net assets may be committed to margin.

DESCRIPTION OF FUTURES CONTRACTS. A futures contract sale creates an obligation by a Fund, as seller, to deliver the type of financial instrument called for in the contract at a specified future time for a stated price. A futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of the underlying financial instrument at a specified future time for a stated price. The specific securities delivered or taken, respectively, at settlement date, are not determined until at or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the Fund is paid the difference and realizes a gain. If the price of the offsetting purchase exceeds the price of the initial sale, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

The Fund is required to maintain margin deposits with brokerage firms through which it enters into futures contracts. Margin balances will be adjusted at least weekly to reflect unrealized gains and losses on open contracts. In addition, the Fund will pay a commission on each contract, including offsetting transactions.

Futures contracts are traded only on commodity exchanges--known as "contract markets"--approved for such trading by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. The CFTC regulates trading activity on the exchanges pursuant to the Commodity Exchange Act. The principal exchanges are the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. The staff of the CFTC has indicated that an entity such as the Fund would not be a "pool" if it traded commodity futures contracts solely for hedging purposes and not for speculation. Furthermore, the Fund is restricted to no more than 5% of its net assets being committed to margin on futures contracts and premiums for options on futures contracts, and therefore will not operate as a "pool" as that term is defined by the CFTC.

The Funds may use interest rate futures solely as a defense or hedge against anticipated interest rate changes and not for speculation. The Funds presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling debt securities with long maturities and investing in debt securities with short maturities when interest rates are expected to increase, or conversely, selling short-term debt securities and investing in long-term debt securities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, such protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

RISKS IN FUTURES CONTRACTS. One risk in employing futures contracts to protect against cash market price volatility is the prospect that futures prices will correlate imperfectly with the behavior of cash prices. The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest trends by the Adviser may still not result in a successful transaction.

Another risk is that the Adviser would be incorrect in its expectation as to the extent of various interest rate movements (anticipated securities prices and foreign currency exchange rates for the Developing Markets Growth Fund and International Growth Fund) or the time span within which the movements take place and other economic factors. Closing out an interest rate futures contract purchase at a loss because of higher interest rates will generally have one or two consequences depending on whether, at the time of closing out, the "yield curve" is normal (long-term rates exceeding short-term). If the yield curve is normal, it is possible that the Fund will still be engaged in a program of buying long-term securities. Thus, closing out the futures contract purchase at a loss will reduce the benefit of the reduced price of the securities purchased. If the yield curve is inverted, it is possible that the Fund will retain its investments in short-term securities earmarked for purchase of longer term securities. Thus, closing out of a loss will reduce the benefit of the incremental income that the Fund will experience by virtue of the high short-term rates. Although futures contracts are traded only on commodity exchanges, there can be no assurance that a liquid secondary market will exist for any particular future, and theoretically losses from investing in futures transactions are potentially unlimited.

RISKS OF OPTIONS. The use of options and options on interest rate futures contracts also involves additional risk. Compared to the purchase or sale of futures contracts, the purchase of call or put options and options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

The effective use of options strategies is dependent, among other things, upon the Fund's ability to terminate options positions at a time when the Adviser deems it desirable to do so. Although the Fund will enter into an option position only if the Adviser believes that a liquid secondary market exists for such option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The Fund's transactions involving options on futures contracts will be conducted only on recognized exchanges.

Although the Funds will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Funds would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of underlying securities.

Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspension or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (vi) discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

PURCHASE OF PUT OPTIONS ON INTEREST RATE FUTURES CONTRACTS. The Balanced Fund, Developing Markets Growth Fund, and International Growth Fund may purchase put options on interest rate futures contracts if the Adviser anticipates a rise in interest rates. Because the value of an interest rate or municipal bond index futures contract moves inversely in relation to changes in interest rates, a put option on such a contract becomes more valuable as interest rates rise. By purchasing put options on futures contracts at a time when the Adviser expects interest rates to rise, the Fund will seek to realize a profit to offset the loss in value of its portfolio securities.

PURCHASE OF CALL OPTIONS ON INTEREST RATE FUTURES CONTRACTS. The Balanced Fund, Developing Markets Growth Fund, and International Growth Fund may purchase call options on interest rate futures contracts if the Adviser anticipates a decline in interest rates. The purchase of a call option on an interest rate of municipal bond index futures contract represents a means of obtaining temporary exposure to market appreciation at limited risk. Because the value of an interest rate or municipal bond index futures contract moves inversely in relation to changes to interest rates, a call option on such a contract becomes more valuable as interest rates decline. The Fund will purchase a call option on a futures contract to hedge against a decline in interest rates in a market advance when the Fund is holding cash. The Fund can take advantage of the anticipated rise in the value of long-term securities without actually buying them until the market is stabilized. At that time, the options can be liquidated and the Fund's cash can be used to buy long-term securities.

The Funds expect that new types of securities, futures contracts, options thereon, and put and call options on securities and indices may be developed in the future. As new types of instruments are developed and offered to investors, the Adviser will be permitted to invest in them provided that the Adviser believes their quality is equivalent to the Fund's quality standards.

SWAP AGREEMENTS. Swap agreements are two party contracts entered into primarily by institutional investors in which two parties agree to exchange the returns (or differential rates of return) earned or realized on particular predetermined investments or instruments.

The Funds may enter into swap agreements for purposes of attempting to obtain a particular investment return at a lower cost to the Funds than if the Funds had invested directly in an instrument that provided that desired return. Each Fund bears the risk of default by its swap counterpart and may not be able to terminate its obligations under the agreement when it is most advantageous to do so. In addition, certain tax aspects of swap agreements are not entirely clear and their use, therefore, may be limited by the requirements relating to the qualification of a Fund as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

ADDITIONAL FIXED-INCOME SECURITIES IN WHICH THE BALANCED FUND MAY INVEST
--------------------------------------------------------------------------------

MORTGAGE-BACKED SECURITIES. The mortgage-backed securities in which the Balanced Fund invests provide funds for mortgage loans made to residential home buyers. These include securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage banks, commercial banks and insurance companies. Pools of mortgage loans are assembled for sale to investors such as the Fund by various private, governmental and government-related organizations.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Mortgage-backed securities provide monthly payments which consist of both interest and principal payments to the investor. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer, servicer, or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-backed securities, i.e., GNMA's, are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

The principal government guarantor of mortgage-backed securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to issue mortgage pass-through securities and guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on loans originated by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

The Federal Home Loan Mortgage Corporation ("FHLMC") also pools mortgage loans and issues pass-through securities. FHLMC is a corporate instrumentality of the U.S. government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PC's") which represent interest in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, however, PC's are not backed by the full faith and credit of the U.S. government.

The Federal National Mortgage Association ("FNMA") is a government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/services which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage banks. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government.

The Federal Housing Administration ("FHA") was established by Congress in 1934 under the National Housing Act. A major purpose of the Act was to encourage the flow of private capital into residential financing on a protected basis. FHA is authorized to insure mortgage loans, primarily those related to residential housing. FHA does not make loans and does not plan or build housing. FHA Project Pools are pass-through securities representing undivided interests in pools of FHA-insured multi-family project mortgage loans.

The Fund may purchase securities which are insured but not issued or guaranteed by the U.S. government, its agencies or instrumentalities. An example of such a security is a housing revenue bond (the interest on which is subject to federal taxation) issued by a state and insured by an FHA mortgage loan. The Fund has not purchased this type of security and has no current intent to do so. This type of mortgage is insured by FHA pursuant to the provisions of Section 221(d)(4) of the National Housing Act of 1934, as amended. After a mortgagee files a claim for insurance benefits, FHA will pay insurance benefits up to 100% of the unpaid principal amount of the mortgage (generally 70% of the amount is paid within six months of the claim and the remainder within the next six months). The risks associated with this type of security are the same as other mortgage securities -- prepayment and/or redemption prior to maturity, loss of premium (if paid) if the security is redeemed prior to maturity and fluctuation in principal value due to an increase or decrease in interest rates.

The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, the pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayment is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. Mortgage pass-through securities which receive regular principal payments have an average life less than their maturity. The average life of mortgage pass-through investments will typically vary from 1 to 18 years.

Yields on pass-through mortgage-backed securities are typically quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. The compounding effect from reinvestments of monthly payments received by the Fund will increase the yield to shareholders.

U.S. TREASURY INFLATION-PROTECTION SECURITIES. The Balanced Fund may invest in inflation-protection securities, which are a new type of marketable book-entry security issued by the United States Department of Treasury ("Treasury") with a nominal return linked to the inflation rate in prices. Inflation-protection securities will be auctioned and issued on a quarterly basis on the 15th of January, April, July, and October, beginning on January 15, 1997. Initially, they will be issued as 10-year notes, with other maturities added thereafter. The index used to measure inflation will be the non-seasonably adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers ("CPI-U").

The value of the principal will be adjusted for inflation, and every six months the security will pay interest, which will be an amount equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

The principal of the inflation-protection security will be indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date to the reference CPI applicable to the original issue date. Semiannual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

Inflation-adjusted principal or the original par amount, whichever is larger, will be paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount will be paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October). The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month.

Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that had been previously released will not be used in calculations of the value of outstanding inflation-protection securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury's payment obligations on the inflation-protection security that need that month's CPI-U number will be based on the index number that the Treasury had announced. If the CPI-U is rebased to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in the regard are final.

Inflation-protection securities will be held and transferred in either of two book-entry systems: the commercial book-entry system (TRADES) and TREASURY DIRECT. The securities will be maintained and transferred at their original par amount, i.e., not at their inflation-adjusted value. STRIPS components will be maintained and transferred in TRADES at their value based on the original par amount of the fully constituted security.

OTHER ASSET-BACKED SECURITIES. The Balanced Fund may invest in asset-backed securities that are backed by consumer credit such as automobile receivables, consumer credit card receivables, and home equity loans.

MUNICIPAL SECURITIES. Municipal securities in which the Balanced Fund may invest include securities that are issued by states, territories and possessions of the United States and the District of Columbia and their agencies, instrumentalities and political subdivisions. Tax-exempt municipal securities include municipal bonds, municipal notes and municipal commercial paper. MUNICIPAL BONDS generally have maturities at the time of issuance ranging from one to thirty years, or more. MUNICIPAL NOTES are short-term and generally mature in three months to three years. MUNICIPAL COMMERCIAL PAPER matures in one year or less.

The yields on municipal securities are dependent on a variety of factors, including the general level of interest rates, the financial condition of the issuer, general conditions of the tax-exempt securities market, the size of the issue, the maturity of the obligation and the rating of the issue. Ratings are general, and not absolute, standards of quality. Consequently, securities of the same maturity, interest rate and rating may have different yields, while securities of the same maturity and interest rate with different ratings may have the same yield.

COLLATERIALIZED MORTGAGE OBLIGATIONS (CMOs). The Balanced Fund may invest in CMOs. CMOs are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. Since CMOs derive their return from underlying mortgages, they are commonly referred to as derivative securities, but are not subject to the 100% limitation as discussed in the "Futures and Options" section below. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the earlier classes have been retired. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Balanced Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying the Fund's diversification tests. For a discussion of prepayment risks, see "Mortgage and Other Asset-Backed Securities" section above.

VARIABLE RATE NOTES. The Balanced Fund may purchase floating and variable rate notes. The interest rate is adjusted either at predesignated periodic intervals (variable rate) or when there is a change in the index rate on which the interest rate on the obligation is based (floating rate). These notes normally have a demand feature which permit the holder to demand payment of principal plus accrued interest upon a specified number of days' notice. The issuer of floating and variable rate demand notes normally has a corresponding right, after a given period, to prepay at its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days' notice to the noteholders.

ZERO COUPON SECURITIES. The Balanced Fund is permitted to invest in zero coupon securities. Such securities are debt obligations which do not entitle the holder to periodic interest payments prior to maturity and are issued and traded at a discount from their face amounts. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity of the security approaches. Zero coupon securities can be sold prior to their due date in the secondary market at the then-prevailing market value which depends primarily on the time remaining to maturity, prevailing levels of interest rates and the perceived credit quality of the issuer. The market prices of zero coupon securities are more volatile than the market prices of securities of comparable quality and similar maturity that pay interest periodically and may respond to a greater degree to fluctuations in interest rates than do such non-zero coupon securities.

TRUST PREFERRED SECURITIES. The Balanced Fund may purchase trust preferred securities issued primarily by financial institutions such as banks and insurance companies. Trust preferred securities purchased by the Fund generally have a stated par value, a stated maturity typically of 30 years, are callable after a set time period of typically five or ten years and pay interest quarterly or semi-annually. The proceeds from the issuance of the securities are placed in a single asset trust controlled by the issuer holding company, and the trust in-turn purchases long-term junior subordinated debt of the issuer holding company. The junior subordinated debt held by the trust is senior to all common and preferred stock of the issuer. The junior subordinated debt instruments include deferral provisions whereby the issuer holding company may defer interest payments for up to five years under certain circumstances, provided that no dividend payments are made with respect to outstanding common and preferred stock, and during a period of interest deferral the securities earn compounded interest which is accrued by the issuer as an interest expense. The Federal Reserve Bank limits the amount of trust preferred securities that an issuer may have outstanding such that the total of cumulative preferred stock and trust preferred securities outstanding may not exceed 25 percent of the issuer's Tier 1 capital base. The securities provide that they are immediately callable in the event of a change in the tax law whereby the interest paid by the issuer is no longer treated as an interest expense deduction by the issuer.

ILLIQUID SECURITIES
--------------------------------------------------------------------------------
Each Fund may invest up to 15% of its net assets in all forms of "illiquid securities." An investment is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which such securities are valued by the Fund. Restricted securities are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid by the staff of the Securities and Exchange Commission (the "SEC"), since such securities may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. However, the SEC has recently acknowledged that a market exists for certain restricted securities (for example, securities qualifying for resale to certain "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act). Additionally, a similar market exists for commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act. As a fundamental policy, the Funds may invest without limitation in these forms of restricted securities if such securities are determined by the Adviser to be liquid in accordance with standards established by the Funds' Board of Directors.

Under these standards, the Adviser must consider (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

At the present time, it is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in restricted securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

RATINGS OF DEBT SECURITIES
--------------------------------------------------------------------------------
Investment grade debt securities are rated AAA, AA, A or BBB by Standard & Poor's Corporation ("S& P"), Fitch IBCA ("Fitch"), and Duff & Phelps Credit Rating Co. ("Duff & Phelps"); or Aaa, Aa, A or Baa by Moodys Investors Services ("Moody's"). Investment grade municipal notes are rated MIG 1, MIG 2, MIG 3 or MIG 4 (VMIG 1, VMIG 2, VMIG 3 or VMIG 4 for notes with a demand feature) by Moodys or SP-1 or SP-2 by S&P. Securities rated Baa, MIG 4, VMIG 4 or BBB are medium grade, involve some speculative elements and are the lowest investment grade available. These securities generally have less certain protection of principal and interest payments than higher rated securities. Securities rated Ba or BB (in which Large Cap Fund, Balanced Fund and Developing Markets Growth Fund may invest) are judged to have some speculative elements with regard to capacity to pay interest and repay principal. Debt securities rated C (in which the Developing Markets Growth Fund may invest) are regarded as having predominantly speculative characteristics. DEBT SECURITIES RATED BELOW INVESTMENT GRADE ARE COMMONLY KNOWN AS JUNK BONDS. Presently, other than with respect to the Balanced Fund, the Adviser intends to invest only in debt securities rated at investment grade at the time of purchase, or if not rated, deemed by the Adviser to be of comparable quality. See the section "Investment Objectives and Policies" above for a discussion regarding the Balanced Fund's debt securities ratings. See the Statement of Additional Information for further information about ratings.

The commercial paper purchased by the Funds will consist only of direct obligations which, at the time of purchase, are (a) rated P-1 by Moody's or A-1 by S& P, or (b) if not rated, issued by companies having an outstanding unsecured debt issue which at the time of purchase is rated Aa or higher by Moody's or AA or higher by S&P.

SIT MONEY MARKET FUND
--------------------------------------------------------------------------------
The Funds may invest up to 25% of their total net assets in shares of money market funds advised by the Adviser, which includes the Money Market Fund, subject to the conditions contained in an exemptive order (the "Exemptive Order") issued to the Funds and the Adviser by the Securities and Exchange Commission.

Such investments may be made in lieu of direct investments in short term money market instruments if the Adviser believes that they are in the best interest of the Funds. The Exemptive Order requires the Adviser and its affiliates, in their capacities as service providers for the Money Market Fund, to remit to the Funds, or waive, an amount equal to all fees otherwise due to them under their advisory and other agreements with the Money Market Fund to the extent such fees are based upon a Fund's assets invested in shares of the Money Market Fund. This requirement is intended to prevent shareholders of the Funds from being subjected to double management and other asset-based fees as a result of a Fund's investments in the Money Market Fund.

DIVERSIFICATION
--------------------------------------------------------------------------------
As a fundamental policy (in addition to the fundamental policies and restrictions set forth in the Prospectus and this Statement of Additional Information), each Fund intends to operate as a "diversified" management investment company, as defined in the Investment Company Act of 1940, as amended. A "diversified" investment company means a company which meets the following requirements: At least 75% of the value of the company's total assets is represented by cash and cash items (including receivables), "Government Securities", securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer. "Government Securities" means securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States; or certificates of deposit for any of the foregoing. Additionally, as set forth above, each of the Funds has adopted certain restrictions that are more restrictive than the policies set forth in this paragraph.

SECURITIES LENDING
--------------------------------------------------------------------------------
The lending of portfolio securities to broker-dealers, banks, and other institutions may increase the average annual return to shareholders. Lending of portfolio securities also involves certain risks to a Fund. As with other extensions of credit, there are risks of delay in recovery of loaned securities, or even loss of rights in collateral pledged by the borrower, should the borrower fail financially. However, the Funds will only enter into loan agreements with broker-dealers, banks, and other institutions which the Adviser has determined are creditworthy. The Funds may also experience a loss if, upon the failure of a borrower to return loaned securities, the collateral is not sufficient in value or liquidity to cover the value of such loaned securities (including accrued interest thereon). However, the borrower will be required to pledge collateral which the custodian for a Fund's portfolio securities will take into possession before any securities are loaned. Additionally, the borrower may pledge only cash, securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, certificate of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents as collateral. There will be a daily procedure to ensure that the pledged collateral is equal in value to at least 100% of the value of the securities loaned. Under such procedure, the value of the collateral pledged by the borrower as of any particular business day will be determined on the next succeeding business day. If such value is less than 100% of the value of the securities loaned, the borrower will be required to pledge additional collateral. The risks of borrower default (and the resultant risk of loss to a Fund) also are reduced by lending only securities for which a ready market exists. This will reduce the risk that the borrower will not be able to return such securities due to its inability to cover its obligation by purchasing such securities on the open market.

To the extent that collateral is comprised of cash, a Fund will be able to invest such collateral only in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities and in certificates of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents. If a Fund invests cash collateral in such securities, the Fund could experience a loss if the value of such securities declines below the value of the cash collateral pledged to secure the loaned securities. The amount of such loss would be the difference between the value of the collateral pledged by the borrower and the value of the securities in which the pledged collateral was invested.

Although there can be no assurance that the risks described above will not adversely affect a Fund, the Adviser believes that the potential benefits that may accrue to a Fund as a consequence of securities lending will outweigh any such increase in risk.

ADDITIONAL INFORMATION ABOUT SELLING SHARES
--------------------------------------------------------------------------------

SUSPENSION OF SELLING ABILITY
--------------------------------------------------------------------------------
Each Fund may suspend selling privileges or postpone the date of payment:
- During any period that the NYSE is closed other than customary weekend or holiday closings, or when trading is restricted, as determined by the Securities and Exchange Commission ("SEC");
- During any period when an emergency exists, as determined by the SEC, as a result of which it is not reasonably practical for the Fund to dispose of securities owned by it or to fairly determine the value of its assets;
-    For such other periods as the SEC may permit.

TELEPHONE TRANSACTIONS
--------------------------------------------------------------------------------
Once you place a telephone transaction request to Sit Mutual Funds, it cannot be canceled or modified. The Funds use reasonable procedures to confirm that telephone instructions are genuine, including requiring that payments be made only to the shareholder's address of record or the bank account designated on the application and requiring certain means of telephone identification. If the Fund fails to employ such procedures, it may be liable for any losses suffered by Fund shareholders as a result of unauthorized or fraudulent instructions. During times of chaotic economic or market circumstances, a shareholder may have difficulty reaching the Funds by telephone. Consequently, a redemption or exchange by telephone may be difficult to implement at those times.

REDEMPTION-IN-KIND
--------------------------------------------------------------------------------
If the Adviser determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for a Fund's shares. Shareholders receiving securities or other financial assets on redemption may realize a gain or loss for tax purposes and will incur any costs of sale, as well as the associated inconveniences.

COMPUTATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

Net asset value is determined as of the close of the New York Stock Exchange on each day that the exchange is open for business and on any other day on which there is sufficient trading in a Fund's securities to materially affect the Fund's net asset value per share. The customary national business holidays observed by the New York Stock Exchange and on which the Funds are closed are:
New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share will not be determined on these national holidays.

On June 30, 1999, the net asset value and public offering price per share for each Fund was calculated as follows:

Balanced Fund:
     net assets         $12,112,363
     ------------------------------
     shares outstanding     697,061  = net asset value (NAV) per share =
                                       public offering price per share    $17.38

Large Cap Growth Fund:
     net assets        $140,257,696
     ------------------------------
     shares outstanding   2,654,228  = NAV per share = public offering
                                       price per share                    $52.84

Regional Growth Fund:
     net assets          $7,523,608
     ------------------------------
     shares outstanding     571,098  = NAV per share = public offering
                                       price per share                    $13.17

Mid Cap Growth Fund:
     net assets        $375,342,578
     ------------------------------
     shares outstanding  25,812,041  = NAV per share = public offering
                                       price per share                    $14.54

International Growth Fund:
     net assets         $94,982,220
     ------------------------------
     shares outstanding   5,060,826  = NAV per share = public offering
                                       price per share                    $18.77

Small Cap Growth Fund:
     net assets         $50,334,597
     ------------------------------
     shares outstanding   2,753,954  = NAV per share = public offering
                                       price per share                    $18.28

Science and Technology Growth Fund:
     net assets         $14,193,665
     ------------------------------
     shares outstanding     932,227  = NAV per share = public offering
                                       price per share                    $15.23

Developing Markets Growth Fund:
     net assets         $11,337,746
     ------------------------------
     shares outstanding   1,135,889  = NAV per share = public offering
                                       price per share                     $9.98

CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------
Advertisements and other sales literature for the Funds may refer to cumulative total return, average annual total return and yield.

CUMULATIVE TOTAL RETURN. Total return means cumulative total return and is calculated by finding the cumulative compounded rate of return over the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

               EVR - P
      CTR  = ( ------- ) x 100
                  P

      CTR  =  cumulative total return
      ERV  =  ending redeemable value at the end of the period of a hypothetical
              $1,000 payment made at the beginning of such period
      P    =  initial payment of $1,000

This calculation assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

AVERAGE ANNUAL TOTAL RETURN. Average annual total return is computed by finding the average annual compounded rates of return over the periods indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

       P(1+T)nth power = ERV
             P  =  a hypothetical initial payment of $1,000;
             T  =  average annual total return;
             n  =  number of years; and
           ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period.

This calculation assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

YIELD. Yield is computed by dividing the net investment income per share (as defined under Securities and Exchange Commission rules and regulations) earned during the computation period by the maximum offering price per share on the last day of the period, according to the following formula:

                    a - b
       Yield  = 2 ( ----- + 1 ) 6th power - 1
                     cd

         a    =  dividends and interest earned during the periods;
         b    =  expenses accrued for the period (net of reimbursements);
         c    =  the average daily number of shares outstanding during the period that were entitled to receive dividends; and
         d    =  the maximum offering price per share on the last day of the period.

MANAGEMENT
--------------------------------------------------------------------------------

The Large Cap Growth Fund, Mid Cap Growth Fund, and the corporate issuer of the Balanced Fund, Regional Growth Fund, International Growth Fund, Small Cap Growth Fund, Science and Technology Growth Fund and Developing Markets Growth Fund, have corporate officers and Boards of Directors. Pursuant to Minnesota law, the Boards of Directors are responsible for the management of the Funds and the establishment of the Funds' policies. The officers of the Funds manage the day-to-day operation of the Funds.

The Sit Funds as a group (a total of 13 Funds) pay each director, who is not also an officer, an annual total fee of $12,000, $2,000 for each meeting attended, and provide reimbursement for travel and other expenses. The following table sets forth the aggregate compensation received by each Director for services provided to the thirteen funds of the Sit Mutual Funds. Pursuant to each Fund's investment management agreement with the Adviser, the Adviser is obligated to pay the Funds' expenses, including fees paid to the directors. (See discussion under "Investment Adviser" below.) Directors who are officers of the Adviser or any of its affiliates did not receive any such compensation and are not included in the table.

                              Aggregate             Pension or
                           Compensation For     Retirement Benefits       Estimated              Total
                           Services Rendered      Accrued As Part      Annual Benefits     Compensation From
     Director                to Each Fund        of Fund Expenses      Upon Retirement       Fund Complex
     John E. Hulse               1,355                 None                  None                20,000
     William E. Frenzel          1,355                 None                  None                20,000
     Sidney L. Jones             1,355                 None                  None                20,000
     Donald W. Phillips          1,355                 None                  None                18,000

The names, addresses, principal occupations and other affiliations of directors and officers of the Funds are given below. Except as noted below, the business address of each officer and director is the same as that of the Adviser - 4600 Norwest Center, Minneapolis, Minnesota.

NAME & ADDRESS             POSITION WITH THE FUNDS        PRINCIPAL OCCUPATION DURING PAST 5 YEARS
--------------             -----------------------        ----------------------------------------
Eugene C. Sit, CFA*        Director - All Funds           Chairman, CEO and CIO of Sit Investment Associates, Inc.
                           Chairman - All Funds           (the "Adviser"); Chairman, CEO and CIO of Sit/Kim
                                                          International Investment Associates, Inc. (the "Sub-Adviser");
                                                          Chairman of the Funds and Director of SIA Securities Corp.
                                                          (the "Distributor")

Peter L. Mitchelson, CFA*  Director - All Funds           President and Director of the Adviser; Executive Vice
                           Vice Chairman - All Funds      President and Director of the Sub-Adviser; Director and
                           Sr. Portfolio Manager -        Vice Chairman of the Funds; Director of the Distributor
                           Large Cap Growth
                           and Balanced Funds

NAME & ADDRESS             POSITION WITH THE FUNDS        PRINCIPAL OCCUPATION DURING PAST 5 YEARS
--------------             -----------------------        ----------------------------------------
William E. Frenzel *       Director - All Funds           Director of the Funds; Director of the Adviser; Director of
1775 Massachusetts Ave. N.W.                              the Sub-Adviser; Senior Visiting Scholar at The Brookings
Washington, D.C. 20036                                    Institution; Former senior member of Congress and a ranking member on the House Ways and Means Committee and Vice
                                                          Chairman of the House Budget Committee

John E. Hulse              Director - All Funds           Director of the Funds; Director, Trustee, Benilde Religious
4303 Quail Run Lane                                       & Charitable Trust; Trustee, Pacific Gas & Electric Nuclear
Danville, CA 94506                                        Decommissioning Trust

Sidney L. Jones            Director - All Funds           Director of the Funds; Adjunct Faculty, Center for Public
8505 Parliament Drive                                     Policy Education, The Brookings Institution; Visiting
Potomac, MD 20854                                         Research Associate in Economics at Carleton College; Former
                                                          Assistant Secretary for Economic Policy, United States
                                                          Department of the Treasury

Donald W. Phillips         Director - All Funds           Director of the Funds; President of Forstmann-Leff
111 West Jackson                                          International Inc.; Executive Vice President of Equity
Chicago, IL  60604                                        Financial and Management Company until 1997;
                                                          Chairman of Equity Institutional Investors, Inc. until 1997.

Melvin C. Bahle            Director Emeritus -            Director of the Funds; Financial consultant; Director and/or
#1 Muirfield Lane          All Funds                      Officer of several companies, foundations and religious
St. Louis, MO  63141                                      organizations

Mary K. Stern, CFA         President - All Funds          Vice President - Mutual Funds of the Adviser

Roger J. Sit               Senior Vice President -        Senior Vice President for the Adviser and Sub-Adviser; Vice
                           Equity Funds                   President and Senior Equity Research Analyst for Goldman Sachs &
                                                          Company until January, 1998

Paul E. Rasmussen          Vice President & Treasurer -   Vice President, Secretary and Controller for the Adviser and
                           All Funds                      Sub-Adviser; Vice President and Treasurer of the Funds;
                                                          President and Treasurer of the Distributor

Erik S. Anderson, CFA      Vice President - Investments   Vice President - Equity Research and Portfolio Management
                           All Funds                      of the Adviser

Ronald D. Sit, CFA         Vice President - Investments   Vice President - Equity Research and Portfolio Management
                           All Funds                      of the Adviser

Michael C. Brilley         Senior Vice President -        Senior Vice President and Senior Fixed Income Officer
                           Balanced Fund                  of the Adviser; Senior Vice President of the Sit Bond Funds

Bryce A. Doty, CFA         Vice President - Investments   Vice President - Fixed Income Research and Portfolio
                           Balanced Fund                  Management of the Balanced Fund

John T. Groton, Jr., CFA   Vice President - Investments   Vice President - Equity Research Analyst of the Adviser
                           Regional Growth Fund

Robert W. Sit              Vice President - Investments   Vice President - Equity Research Analyst of the Adviser
                           Science and Technology
                           Growth Fund

NAME & ADDRESS             POSITION WITH THE FUNDS        PRINCIPAL OCCUPATION DURING PAST 5 YEARS
--------------             -----------------------        ----------------------------------------
Michael P. Eckert          Vice President - All Funds     Vice President - Mutual fund sales of the Adviser

Michael J. Radmer          Secretary - All Funds          Secretary of the Funds; Partner of the Funds' general counsel,
220 South Sixth Street                                    Dorsey & Whitney LLP
Minneapolis, MN

---------------

* Directors who are deemed to be "interested persons" of the Funds as that term is defined by the Investment Company Act of 1940. Messrs. Sit and Mitchelson are interested persons because they are officers of the Adviser. Mr. Frenzel is an interested person of the International Growth Fund and Developing Markets Growth Fund because he is a director of the Sub-Adviser, and may be deemed to be an interested person of all Funds because he is an advisory director and shareholder of the Adviser.

Mr. Roger Sit, Mr. Ron Sit, and Mr. Robert Sit are sons of Eugene C. Sit.

INVESTMENT ADVISER
--------------------------------------------------------------------------------

The Adviser (or an affiliate) has served as the investment adviser for each Fund since the inception of each Fund.

TERMS COMMON TO ALL FUNDS' INVESTMENT MANAGEMENT AGREEMENTS
--------------------------------------------------------------------------------
Each Fund's Investment Management Agreement provides that the Adviser will manage the investment of the Fund's assets, subject to the applicable provisions of the Fund's articles of incorporation, bylaws and current registration statement (including, but not limited to, the investment objective, policies and restrictions delineated in the Fund's current prospectus and Statement of Additional Information), as interpreted from time to time by the Fund's Board of Directors. Under each Agreement, the Adviser has the sole and exclusive responsibility for the management of the Fund's investment portfolio and for making and executing all investment decisions for the Fund. The Adviser is obligated under each Agreement to report to the Fund's Board of Directors regularly at such times and in such detail as the Board may from time to time determine appropriate, in order to permit the Board to determine the adherence of the Adviser to the Fund's investment policies. Each Agreement also provides that the Adviser shall not be liable for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except losses resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under the Agreement.

Each Agreement provides that the Adviser shall, at its own expense, furnish all office facilities, equipment and personnel necessary to discharge its responsibilities and duties under the Agreement and that the Adviser will arrange, if requested by the Fund, for officers or employees of the Adviser to serve without compensation from the Fund as directors, officers or employees of the Fund if duly elected to such positions by the shareholders or directors of the Fund.

Each Agreement provides that the Adviser will bear all of the Fund's expenses, except for extraordinary expenses (as designated by a majority of the Fund's disinterested directors), interest, brokerage commissions and other transaction charges relating to the investing activities of the Fund.

Each Investment Management Agreement provides that it will continue in effect from year to year only as long as such continuance is specifically approved at least annually by the applicable Fund's Board of Directors or shareholders and by a majority of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Adviser or the Fund. The Agreement is terminable upon 60 days' written notice by the Adviser or the Fund and will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).


COMPENSATION AND ALLOCATION OF EXPENSES
--------------------------------------------------------------------------------
Under each of the Fund's Investment Management Agreement, the Fund is obligated to pay the Adviser a flat monthly fee, which is equal on an annual basis to the following percentages of the average daily net assets of the Funds:

Sit Balanced Fund                                1.00%
Sit Large Cap Growth Fund, Inc.                  1.00%
Sit Regional Growth Fund                         1.25%(1)

Sit Mid Cap Growth Fund, Inc.                    1.25%(2)
Sit International Growth Fund                    1.85%(3)
Sit Small Cap Growth Fund                        1.50%
Sit Science and Technology Growth Fund           1.50%(1)
Sit Developing Markets Growth Fund               2.00%

(1) For the period December 31, 1997 (date of inception) through December 31, 2000, the Adviser has voluntarily agreed to limit management fee (and thereby, all Fund expenses, except those not payable by the Adviser as set forth above) to 1.00% of the Regional Growth Fund's average daily net assets and 1.25% of the Science and Technology Growth Fund's average daily net assets. After December 31, 2000, these voluntary fee waivers may be discontinued by the Adviser in its sole discretion.

(2) For the period November 1, 1996 through December 31, 2000, the Adviser has voluntarily agreed to limit the management fee (and thereby, all Fund expenses, except those not payable by the Adviser as set forth above) of the Mid Cap Growth Fund to 1.00% of the Fund's average daily net assets. After December 31, 2000, this voluntary fee waiver may be discontinued by the Adviser in its sole discretion.

(3) For the period January 1, 1994 through December 31, 2000, the Adviser has voluntary agreed to limit the management fee (and thereby, all Fund expenses, except those not payable by the Adviser as set forth above) of the International Growth Fund to 1.50% per year of the Fund's average daily net assets. After December 31, 2000, this voluntary fee waiver may be discontinued by the Adviser at its sole discretion.

Prior to November 1, 1996 the Investment Management Agreement between the Adviser and each of Large Cap Growth Fund and Mid Cap Growth Fund provided that the Fund was obligated to pay the Adviser a monthly fee based on average daily net assets ("net assets") on an annual basis equal to 1.00% for the first $30 million of net assets, .75% for the next $70 million of net assets and .50% for the excess of $100 million of net assets. The Adviser was obligated to reimburse each of Large Cap Growth Fund and Mid Cap Growth Fund for all of the Fund's expenses except for extraordinary expenses (as designated by a majority of each Fund's disinterested directors), interest, brokerage commissions and other transaction charges relating to each Fund's investing activities (which expenses were the sole responsibility of the Fund, irrespective of amount), which exceed, on an annual basis, an amount equal to 1.50% of the first $30 million of the Fund's average daily net assets and 1.00% of average daily net assets in excess of $30 million. Subject to this expense limitation, each of Large Cap Growth Fund and Mid Cap Growth Fund was responsible for all of its expenses to the extent not specifically assumed by the Adviser under the Agreement. For the period October 1, 1993 through October 31, 1996, the Adviser voluntarily agreed to absorb expenses that were otherwise payable by the Large Cap Growth Fund which exceeded 1.00% of the Fund's average daily net assets.

Set forth below are the investment management fees and other expenses paid by each of the Large Cap Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Balanced Fund, International Growth Fund, and Developing Markets Growth Fund during the fiscal years ended June 30, 1999, 1998, and 1997; the Regional Growth Fund and Science and Technology Growth Fund during the fiscal year ended June 30, 1998. Fees and expenses of the Funds waived or paid by the Adviser during such fiscal years are also set forth below.

                                   LARGE CAP         MID CAP           SMALL CAP          REGIONAL
                                    GROWTH           GROWTH             GROWTH             GROWTH
1999                                 FUND             FUND               FUND               FUND
----                            -------------     -------------      -------------     -------------
AVERAGE NET ASSETS              $ 125,102,962     $ 346,171,200      $  45,544,647     $   5,945,176
   Investment Advisory Fees         1,250,402         4,328,283            683,493            74,226
   Other Expenses                          00                00                 00                00
   Expenses Waived                         00          (865,657)                00           (14,845)
                                -------------     -------------      -------------     -------------
   Net Fund Expenses                1,250,402         3,462,626            683,493            59,381
Ratio of expenses to average
   daily net assets                      1.00%             1.00%              1.50%             1.00%

                                 SCIENCE AND                                          DEVELOPING
                                 TECHNOLOGY                           INT'L            MARKETS
                                   GROWTH           BALANCED          GROWTH            GROWTH
1999  (CONTINUED)                   FUND              FUND             FUND              FUND
----                            ------------      ------------     ------------      ------------
AVERAGE NET ASSETS              $  8,828,949      $  8,708,561     $ 92,851,503      $ 10,435,959
   Investment Advisory Fees          132,050            86,957        1,718,057           208,718
   Other Expenses                         00                00               00                00
   Expenses Waived                   (22,008)               00         (325,038)               00
                                ------------      ------------     ------------      ------------
   Net Fund Expenses                 110,042            86,957        1,393,019           208,718
Ratio of expenses to average
   daily net assets                     1.25%             1.00%            1.50%             2.00%

                                  LARGE CAP          MID CAP          SMALL CAP          REGIONAL
                                   GROWTH            GROWTH             GROWTH            GROWTH
1998                                FUND              FUND               FUND              FUND
----                            -------------     -------------      -------------     -------------
AVERAGE NET ASSETS              $  88,152,918     $ 401,679,671      $  64,558,158     $   3,944,416
   Investment Advisory Fees           880,285         5,020,370            968,377            23,035
   Other Expenses                          00                00                 00                00
   Expenses Waived                         00        (1,004,074)                00            (3,611)
                                -------------     -------------      -------------     -------------
   Net Fund Expenses                  880,285         4,016,296            968,377            19,424
Ratio of expenses to average
   daily net assets                      1.00%             1.00%              1.50%              .49%*

                                 SCIENCE AND                                           DEVELOPING
                                 TECHNOLOGY                             INT'L            MARKETS
                                   GROWTH            BALANCED          GROWTH            GROWTH
1998  (CONTINUED)                   FUND               FUND             FUND              FUND
----                            ------------       ------------     ------------      ------------
AVERAGE NET ASSETS              $  3,760,994       $  5,969,736     $ 96,761,406      $ 13,914,844
   Investment Advisory Fees           27,931             59,634        1,790,014           278,595
   Other Expenses                         00                 00               00                00
   Expenses Waived                    (3,611)                00         (338,651)               00
                                ------------       ------------     ------------      ------------
   Net Fund Expenses                  23,276             59,634        1,451,363           278,595
Ratio of expenses to average
   daily net assets                      .62%*             1.00%            1.50%             2.00%

*December 31, 1997 (date of inception) through June 31, 1998

                                LARGE CAP        MID CAP        SMALL CAP                       INT'L          MARKETS
                                 GROWTH          GROWTH          GROWTH        BALANCED        GROWTH          GROWTH
1997                              FUND            FUND            FUND           FUND           FUND            FUND
----                          ------------    ------------    ------------   ------------   ------------    ------------
AVERAGE NET ASSETS            $ 59,728,101    $364,106,590    $ 53,823,220   $  4,436,834   $ 87,622,427    $ 11,513,549
   Investment Advisory Fees        595,823       3,757,126         807,030         44,340      1,620,463         229,821
   Other Expenses                   51,486         218,000              00             00             00              00
   Expenses Waived                 (50,548)       (609,840)             00             00       (306,575)             00
                              ------------    ------------    ------------   ------------   ------------    ------------
   Net Fund Expenses               596,761       3,365,286         807,030         44,340      1,313,888         229,821
Ratio of expenses to average
   daily net assets                   1.00%            .92%           1.50%          1.00%          1.50%           2.00%

THE SUB-ADVISER - INTERNATIONAL GROWTH FUND AND DEVELOPING MARKETS GROWTH FUND
--------------------------------------------------------------------------------
The International Growth Fund's and Developing Markets Growth Fund's Investment Management Agreements authorize the Adviser, at its option and at its sole expense, to appoint a sub-adviser, which may assume all or such responsibilities and obligations of the Adviser pursuant to the Investment Management Agreement as shall be delegated to the sub-adviser; provided, however, that any discretionary investment decisions made by the sub-adviser shall be subject to approval or ratification by the Adviser, and any appointment of a sub-adviser and assumption of responsibilities and obligations of the Adviser by such sub-adviser shall be subject to approval by the Board of Directors, and as required by law the shareholders, of the Company; and provided, further, that the appointment of any sub-adviser shall in no way limit or diminish the Adviser's obligations and responsibilities under the Investment Management Agreement. Pursuant to this authority, the Sub-Adviser serves as International Growth Fund's and Developing Markets Growth Fund's Sub-Adviser.

The current Sub-Advisory Agreement provides that the Sub-Adviser agrees to manage the investment of International Growth Fund's and Developing Markets Growth Fund's assets, subject to the applicable provisions of the Funds' articles of incorporation, bylaws and current registration statement (including, but not limited to, the investment objective, policies and restrictions delineated in the Fund's current prospectus and Statement of Additional Information), as interpreted from time to time by the Fund's Board of Directors. The Agreement also provides that any discretionary investment decisions made by the Sub-Adviser are subject to the Adviser's review, approval or ratification at the Adviser's discretion.

For its services under the Sub-Advisory Agreement, absent any voluntary fee waivers, the Adviser has agreed to pay the Sub-Adviser a monthly fee equal to the percentages set forth below of the value of the International Growth Fund's and Developing Markets Growth Fund's average daily net assets:

                                                      International Growth    Developing Markets
                                                             Fund                 Growth Fund
                                                      --------------------    ------------------
        First $100 million of average daily net assets       .75%                    .75%
        Next $100 million of average daily net assets        .50%                    .60%
        Assets in excess of $200 million                     .40%                    .50%

Pursuant to the Investment Management Agreement the Adviser paid the Sub-Adviser fees of $569,650, $627,994 and $602,981 for the fiscal years ended June 30, 1997, 1998 and 1999 respectively with respect to services provided on behalf of the International Growth Fund; and fees of $86,493, $104,245 and $78,208 for the fiscal years ended June 30, 1997, 1998 and 1999 with respect to services provided on behalf of the Developing Markets Growth Fund.

The Sub-Advisory Agreement continues in effect from year to year only as long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund or by the vote of a majority of the outstanding voting shares of the Fund, and (ii) by the vote of a majority of the directors of the Company who are not parties to the Agreement or interested persons of the Adviser, the Sub-Adviser, the International Growth Fund or the Developing Markets Growth Fund. The Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of Sit Mutual Funds, Inc., the issuer of the International Growth Fund and Developing Markets Growth Fund or by the vote of a majority of the outstanding voting shares of the Fund, or by the Sub-Adviser or the Adviser, upon 30 days' written notice to the other party. Additionally, the Agreement automatically terminates in the event of its assignment.

DISTRIBUTOR
--------------------------------------------------------------------------------

Each of the Funds have entered into Underwriting and Distribution Agreements with SIA Securities Corp. ("Securities"), an affiliate of the Adviser, pursuant to which Securities will act as each Fund's principal underwriter. Securities will market each Fund's shares only to certain institutional investors and all other sales of each Fund's shares will be made by each Fund. The Adviser will pay all expenses of Securities in connection with such services and Securities is otherwise not entitled to any other compensation under the Underwriting and Distribution Agreement. Each Fund will incur no additional fees in connection with the Underwriting and Distribution Agreement.

Pursuant to the Underwriting and Distribution Agreement, Securities has agreed to act as the principal underwriter for each Fund in the sale and distribution to the public of shares of each Fund, either through dealers or otherwise. Securities has agreed to offer such shares for sale at all times when such shares are available for sale and may lawfully be offered for sale and sold. The Underwriting and Distribution Agreement is renewable from year to year if the Fund's directors approve such agreement. The Fund or Securities can terminate the Underwriting and Distribution Agreement at any time without penalty on 60 days' notice written notice to the other party. The Underwriting and Distribution Agreement terminates automatically upon its assignment. In the Underwriting and Distribution Agreement, Securities agrees to indemnify each Fund against all costs of litigation and other legal proceedings and against any liability incurred by or imposed on the Fund in any way arising out of or in connection with the sale or distribution of each Fund's shares, except to the extent that such liability is the result of information which was obtainable by Securities only from persons affiliated with the Fund but not Securities.

Securities or the Adviser may enter into agreements with various brokerage or other firms pursuant to which such firms provide certain administrative services with respect to customers who are beneficial owners of shares of the Funds. The Adviser or Securities may compensate such firms for the services provided, which compensation is based on the aggregate assets of customers that are invested in the Funds.

BROKERAGE
--------------------------------------------------------------------------------

Transactions on a stock exchange in equity securities will be executed primarily through brokers that will receive a commission paid by the applicable Fund. Fixed income securities, as well as equity securities traded in the over-the-counter market, are generally traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten fixed income and equity offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's selling concession or discount. Certain of these securities may also be purchased directly from the issuer, in which case neither commissions nor discounts are paid.

The Adviser (or Sub-Adviser, as applicable) selects and, where applicable, negotiates commissions with the broker-dealers who execute the transactions for one or more of the Funds. The primary criterion for the selection of a broker-dealer is the ability of the broker-dealer, in the opinion of the Adviser (or Sub-Adviser, as applicable) to secure prompt execution of the transactions on favorable terms, including the best price of the security, the reasonableness of the commission and considering the state of the market at the time. When consistent with these objectives, business may be placed with broker-dealers who furnish investment research or services to the Adviser or Sub-Adviser. Such research or services include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities, or purchasers or sellers of securities. Such services also may include analyses and reports concerning investment issues, industries, securities, economic factors and trends, portfolio strategy, the performance of accounts, and trading systems. Some services may require the use of hardware provided by the information provider. This allows the Adviser (or Sub-Adviser, as applicable) to supplement its own investment research activities and enables the Adviser (or Sub-Adviser, as applicable) to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Funds. To the extent portfolio transactions are effected with broker-dealers who furnish research services to the Adviser or Sub-Adviser, the Adviser or Sub-Adviser receives a benefit, not capable of valuation in dollar amounts, without providing any direct monetary benefit to the applicable Funds from these transactions. The Adviser and the Sub-Adviser believe that most research services they receive generally benefit several or all of the investment companies and private accounts which they manage, as opposed to solely benefiting one specific managed fund or account. Normally, research services obtained through managed funds or accounts investing in common stocks would primarily benefit the managed funds or accounts which invest in common stock; similarly, services obtained from transactions in fixed income securities would normally be of greater benefit to the managed funds or accounts which invest in debt securities.

Both the Adviser and the Sub-Adviser maintain an informal list of broker-dealers, which is used from time to time as a general guide in the placement of Fund business, in order to encourage certain broker-dealers to provide the Adviser and the Sub-Adviser with research services which the Adviser and the Sub-Adviser anticipate will be useful to them in managing the Funds. Because the list is merely a general guide, which is to be used only after the primary criterion for the selection of broker-dealers (discussed above) has been met, substantial deviations from the list are permissible and may be expected to occur. Each of the Adviser and the Sub-Adviser will authorize a Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if the Adviser (or Sub-Adviser, as applicable) determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser's or Sub-Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion. Generally, the Fund pays commissions higher than the lowest commission rates available. Some investment companies enter into arrangements under which a broker-dealer agrees to pay the cost of certain products or services (not including research services) in exchange for fund brokerage ("brokerage/services arrangements"). Under a typical brokerage/service arrangement, a broker agrees to pay a fund's custodian fees or transfer agent fees and, in exchange, the fund agrees to direct a minimum amount of brokerage to the broker. The Adviser does not intend to enter into such brokerage/service arrangements on behalf of the Funds. Some investment companies enter into arrangements that provide for specified or reasonably ascertainable fee reductions in exchange for the use of fund assets ("expense offset arrangements"). Under such expense offset agreements, expenses are reduced by foregoing income rather than by re-characterizing them as capital items. For example, a fund may have a "compensating balance" agreement with its custodian under which the custodian reduces its fee if the fund maintains cash or deposits with the custodian in non-interest bearing accounts. The Adviser does not intend to enter into expense offset agreements involving assets of the Funds.

Most all domestic (U.S.) securities trades will be executed through U.S. brokerage firms and commercial banks. Most foreign equity securities will be obtained in over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. The fixed commissions paid in connection with most such foreign stock transactions generally are higher than negotiated commissions on United States transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States. Foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign equity securities may be held in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), or securities convertible into foreign equity securities. ADRs or EDRs may be listed on stock exchanges, or traded in the over-the-counter markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The foreign and domestic debt securities and money market instruments in which International Growth Fund may invest are generally traded in the over-the-counter markets.

Fund management does not currently anticipate that the Fund will effect brokerage transactions in its portfolio securities with any broker-dealer affiliated directly or indirectly with the Funds, the Adviser or the Sub-Adviser.

The Adviser has entered into agreements with Capital Institutional Services, Inc. ("CIS"), and Autranet, Inc. ("AI"), unaffiliated registered broker-dealers. All transactions placed with CIS and LAS are subject to the above criteria. CIS and AI provide the Adviser with a wide variety of economic, performance, and investment research information, resources from Egan-Jones Rating Company, Fitch Investors Service, Inc., Moody's Investors Service Inc., Municipal Market Data, Standard & Poor's Corporation, Bloomburg, L.P., Institutional Investor, Pattern Recognition Research Inc., and Stone & McCarthy Research Associates.

Investment decisions for each Fund are made independently of those for other clients of the Adviser, including the other Funds. When the Funds or clients simultaneously engage in the purchase or sale of the same securities, the price of the transactions is averaged and the amount allocated in accordance with a formula deemed equitable to each Fund and client. In some cases, this system may adversely affect the price paid or received by the Fund or the size of the position obtainable. Total brokerage commissions paid by the Funds for the three most recent fiscal years include commissions as set forth below which were paid to firms that supplied the Funds and Adviser with statistical and research services.

                                                 1999                        1998                       1997
                                          AMT PAID TO                 AMT PAID TO                AMT PAID TO
                                            FIRMS FOR                   FIRMS FOR                  FIRMS FOR
                                         STATISTICS &                STATISTICS &               STATISTICS &
FUND                              TOTAL      RESEARCH         TOTAL      RESEARCH        TOTAL      RESEARCH
----                            -------        ------        ------        ------       ------        ------
Balanced                         $6,571        $3,962        $3,578        $1,608       $1,736          $638
Large Cap Growth                126,142        74,829        82,201        40,346       38,746        11,214
Regional Growth                  10,175         3,030         5,367           480          n/a           n/a
Mid Cap Growth                  603,028       398,377       459,643       237,865      304,909        63,380
International Growth            288,891       266,092       247,731       196,276      260,243        11,840
Small Cap Growth                146,914        34,423       147,191        23,910       77,528        25,084
Science and Technology Growth    13,053         2,280         4,102           480          n/a           n/a
Developing Markets Growth        79,045        75,952        50,695        44,935       85,207         1,224

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

The following persons owned of record or beneficially 5% or more of the respective Fund's outstanding shares as of August 23, 1999:

                                                                                    Record    Beneficially    Of Record &
Person                                                                               Only         Only        Beneficially
------                                                                              ------    ------------    ------------
BALANCED FUND
-------------
      Sit Investment Associates (various accounts) 4600 Norwest Center
            Minneapolis, MN                                                                                       18.77%
      Charles Schwab & Co., Inc., Special Custody Acct FBO Cust., 101
            Montgomery Street, San Francisco, CA                                    14.69%
      National Financial Services Corp., FBO Cust., Church Street
            Station, P.O. Box 3908, New York, NY                                     6.37%
      Dennis W. Gartner, Trustee, Electric Component Sales Inc., Profit Sharing
            Plan & Trust, 6474 City West Parkway, Eden Prairie, MN                   5.87%
      Richard & Marlys Lynch, Trustees, El-Tronic Precision, Inc., Profit
            Sharing Plan & 401K Plan, 441 93rd Avenue NW, Coon Rapids, MN            5.22%

LARGE CAP GROWTH FUND
---------------------
      Charles Schwab & Co., Inc., Special Custody Acct FBO Cust., 101
            Montgomery Street, San Francisco, CA                                     8.92%
      The Danforth Foundation, c/o Melvin C. Bahle, 211 N. Broadway
            Ste. 2390, St. Louis, MO                                                                               5.13%

REGIONAL GROWTH FUND
--------------------
      Sit Investment Associates (various accounts) 4600 Norwest Center
            Minneapolis, MN                                                                                        8.91%
      Minnesota Lawyers Mutual, 3850 Norwest Center, 90 S. 7th Street,
            Minneapolis, MN                                                                       6.57%

MID CAP GROWTH FUND
-------------------
      Fishnet & Co., Master Trust Division, c/o State Street Bank & Trust Co.,
            P.O. Box 1992, Boston, MA                                                6.43%
      Chemical Bank Corporation, Hearst Corp. Master Trust, 4 New York Plaza
            Fl 4, New York, NY                                                       5.70%
      Charles Schwab & Co., Inc., Special Custody Acct FBO Cust., 101
            Montgomery Street, San Francisco, CA                                     5.59%

INTERNATIONAL GROWTH FUND
-------------------------
      Charles Schwab & Co., Special Custody Acct FBO Cust., 101
            Montgomery St., San Francisco, CA                                        9.41%
      Northern Trust Company, Trust, J. Paul Getty Retirement Plan,
            P.O. Box 92956, Chicago, IL                                              6.19%

SMALL CAP GROWTH FUND
---------------------
      Sit Investment Associates (various accounts) 4600 Norwest Center
            Minneapolis, MN                                                                                        9.70%
      National Financial Services Corp., FBO Cust., Church Street
            Station, P.O. Box 3908, New York, NY                                     7.54%
      Eugene C. Sit and Gail V. Sit, P.O. Box 2132,
            Minneapolis, MN                                                                                      6.97%

                                                                                    Record    Beneficially    Of Record &
Person                                                                               Only         Only        Beneficially
------                                                                              ------    ------------    ------------
SCIENCE AND TECHNOLOGY GROWTH FUND
----------------------------------
      Sit Investment Associates (various accounts) 4600 Norwest Center
            Minneapolis, MN                                                                                        5.33%

DEVELOPING MARKETS GROWTH FUND
------------------------------
      National Financial Services Corp., FBO Cust., Church Street
            Station, P.O. Box 3908, New York, NY                                    18.64%
      Charles Schwab & Co., Special Custody Acct FBO Cust., 101
            Montgomery St., San Francisco, CA                                       16.91%

TAXES
--------------------------------------------------------------------------------

The tax status of the Funds and the distributions which they may make are summarized in the prospectus in the section entitled "Taxes." Each Fund intends to fulfill the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company. If so qualified, each Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.

To qualify under Subchapter M for tax treatment as a regulated investment company, each Fund must, among other things: (1) distribute to its shareholders at least 90% of its investment company taxable income (as that term is defined in the Code determined without regard to the deduction for dividends paid) and 90% of its net tax-exempt income; (2) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or other income derived with respect to its business of investing in such stocks, securities, or currency; and (3) diversify its holdings so that, at the end of each fiscal quarter of the Fund, (a) at least 50% of the market value of the Fund's assets is represented by cash, cash items, United States Government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount no greater than 5% of the Fund's total assets and no greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities of any one issuer (other than United States Government securities or securities of other regulated investment companies).

Each Fund is subject to a non-deductible excise tax equal to 4% of the excess, if any, of the amount required to be distributed for each calendar year over the amount actually distributed. In order to avoid the imposition of this excise tax, each Fund must declare and pay dividends representing 98% of its net investment income for that calendar year and 98% of its capital gains (both long-term and short-term) for the twelve-month period ending October 31 of the calendar year.

When shares of a Fund are sold or otherwise disposed of, the Fund shareholder will realize a capital gain or loss equal to the difference between the purchase price and the sale price of the shares disposed of, if, as is usually the case, the Fund shares are a capital asset in the hands of the Fund shareholder. In addition, pursuant to a special provision in the Code, if Fund shares with respect to which a long-term capital gain distribution has been made are held for six months or less, any loss on the sale or other disposition of such shares will be a long-term capital loss to the extent of such long-term capital gain distribution. Any loss on the sale or exchange of shares of a Fund generally will be disallowed to the extent that a shareholder acquires or contracts to acquire shares of the same Fund within 30 days before or after such sale or exchange.

Some of the investment practices that may be employed by the Funds will be subject to special provisions that, among other things, may defer the use of certain losses of such Funds, affect the holding period of the securities held by the Funds and, particularly in the case of transactions in or with respect to foreign currencies, affect the character of the gains or losses realized. These provisions may also require the Funds to mark-to market some of the positions in their respective portfolios (i.e., treat them as closed out) or to accrue original discount, both of which may cause such Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for qualification as a regulated investment company and for avoiding income and excise taxes. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities. Each Fund will monitor its transactions and may make certain elections in order to mitigate the effect of these rules and prevent disqualification of the Funds as regulated investment companies.

It is expected that any net gain realized from the closing out of forward currency contracts will be considered gain from the sale of securities or currencies and therefore be qualifying income for purposes of the 90% of gross income from qualified sources requirement, as discussed above.

The Developing Markets Growth Fund and International Growth Fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Currently, such funds are the only or primary means by which the Funds may invest in Hungary and India. In addition to bearing their proportionate share of the Developing Markets Growth Fund's and International Growth Fund's expenses (management fees and operating expenses), shareholders will also bear indirectly similar expenses of such funds. Capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long the Fund holds its investment. In addition, the Developing Markets Growth Fund and International Growth Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

The foregoing relates only to federal income taxation and is a general summary of the federal tax law in effect as of the date of this Statement of Additional Information.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The information contained in the financial statements and annual reports to shareholders of the Funds is incorporated by reference in this Statement of Additional Information.

OTHER INFORMATION
--------------------------------------------------------------------------------

CUSTODIAN; SUB-CUSTODIAN; COUNSEL; ACCOUNTANTS
--------------------------------------------------------------------------------
The Northern Trust Company, 50 South LaSalle Street, Chicago, IL 60675 acts as custodian of the Funds' assets and portfolio securities; Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402, is the independent General Counsel for the Funds; and KPMG LLP, 4200 Norwest Center, Minneapolis, Minnesota 55402, acts as the Funds' independent accountants.

Set forth below is a list of the countries and banks / depositories in which the assets of the Developing Markets Growth Fund and International Growth Fund may be held.

COUNTRY               BANK/DEPOSITORY
-------               ---------------
Argentina             Bank Boston
                      Caja de Valores
Australia             Westpac Banking Corporation
Austria               Bank Austria
Belgium               Banque Bruxelles Lambert
                      Caisse Interprofessionelle de Depots et de Virement
                         de Titres - CIK
Brazil                Bank Boston
                      Bolsa de Valores de Sao Paulo - BOVESPA
Canada                Royal Bank of Canada
                      Canadian Depository for Securities - CDS
Chile                 Citibank
China                 Hong Kong and Shanghai Bank
Colombia              Cititrust Colombia
Czech Republic        Ceskoslovenska Obchodni Banka
                      Stredisko Cennych Papiru
Denmark               Den Danske Bank
                      Vaerdipapercentralen - VP Center
Egypt                 Citibank
Finland               Merita Bank

COUNTRY               BANK/DEPOSITORY
-------               ---------------
France                Banque Paribas
                      Societe Interprofessionelle pour la Compensation
                        des Valeurs Mobilieres - SICOVAM
                      Banque de France
Germany               Dresdner Bank
Greece                Barclays Bank
                      Central Securities Depository
Hong Kong             HongKong & Shanghai Bank
                      Hong Kong Securities Clearing Co. Ltd.
Hungary               Citibank Budapest
                      The Central Depository and Clearing House
India                 Citibank
                      National Security Depository Limited
Indonesia             Standard Chartered Bank
Ireland               Allied Irish Bank
                      The Gilt Settlement Office
Israel                Bank Leumi
Italy                 Banque Paribas
                      Monte Titoli
Japan                 Bank of Tokyo - Mitsubishi
                      Japan Securities Depository Center
                      Bank of Japan
South Korea           Hong Kong & Shanghai Bank
                      Korea Securities Depository Corp - KSD
Malaysia              Citibank Berhad
                      Malaysian Central Depository System
Mexico                Banco Nacional de Mexico
                      Instituto para el Deposito de Valores - INDEVAL
Netherlands           MeesPierson
                      Nederlands Centraal Insituut voor Girall
                         Effectenverkeer B.V. - NECIGEF
New Zealand           ANZ Banking Group (New Zealand)
                      Austraclear New Zealand System
Norway                Christiania Bank og Kreditkasse
                      Verdipapirsentralen - The Norwegian Registry of Securities
Pakistan              Citibank
Peru                  Citibank
                      Caja do Valores y Liquidaciones - CAVAL
Philippines           HongKong & Shanghai Bank
Poland                Bank Handlowy W Warszawie
                      National Depository for Securities
Portugal              Banco Espirito Santo e Commercial
                      Central do Valores Mobiliarios
Singapore             Development Bank of Singapore
                      The Central Depository Pte Ltd.
South Africa          Standard Bank of South Africa
Spain                 Banque Paribas
                      Servicio de Compensation y Liquidacion de Valores, S.A.
Sri Lanka             Standard Chartered Bank
                      Central Depository System
Sweden                Skandinaviska Enskilda Banken
                      Vardepapperscentralen

COUNTRY               BANK/DEPOSITORY
-------               ---------------
Switzerland           Bank Leu
                      Schweizerische Effeckten Giro - SEGA
Taiwan                Central Trust of China
                      Taiwan Securities Central Depository
Thailand              Citibank
                      Share Depository Center - SDC
Turkey                Citibank
                      Settlement & Custody Company
                      Central Bank of Turkey
United Kingdom        The Northern Trust Company
                      First Chicago Clearing Centre (CDs only)
                      Central Gilts Office
Venezuela             Citibank

LIMITATION OF DIRECTOR LIABILITY
--------------------------------------------------------------------------------

Under Minnesota law, each director of the Funds owes certain fiduciary duties to the Funds and to their shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care". Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director
(i) for any breach of the directors' duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of the Company limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the Investment Company Act of 1940 (which Act prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their role as directors).

Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the Investment Company Act of 1940 and the rules and regulations adopted under such Act.

The Funds are not required under Minnesota law to hold annual or periodically scheduled meetings of shareholders. Minnesota corporation law provides for the Board of Directors to convene shareholder meetings when it deems appropriate. However, the Funds intend to hold meetings of shareholders annually. In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, a shareholder or shareholders holding three percent or more of the voting shares of the Funds may demand a regular meeting of shareholders by written notice of demand given to the chief executive officer or the chief financial officer of the Funds. Within ninety days after receipt of the demand, a regular meeting of shareholders must be held at the expense of the Funds. Irrespective of whether a regular meeting of shareholders has been held during the immediately preceding fifteen months, in accordance with Section 16(c) under the 1940 Act, the Board of Directors of the Funds shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing so to do by the record holders of not less than 10 percent of the outstanding shares. Additionally, the 1940 Act requires shareholder votes for all amendments to fundamental investment policies and restrictions and for all investment advisory contracts and amendments thereto. The Funds will assist in communications with other shareholders as required by Section 16(c) of the 1940 Act.

                                   APPENDIX A
                        BOND AND COMMERCIAL PAPER RATINGS

BOND RATINGS
      MOODY'S INVESTORS SERVICE, INC.
      -------------------------------
      Aaa   Judged to be the best quality, carry the smallest degree of investment risk
      Aa    Judged to be of high quality by all standards
      A     Possess many favorable investment attributes and are to be considered as higher medium grade obligations
      Baa   Medium grade obligations. Lack outstanding investment
            characteristics.
      Ba    Judged to have speculative elements. Protection of interest and principal payments may be very moderate.
      B     Generally lack characteristics of a desirable investment. Assurance of interest and principal payments over any long period of time may be small.
      Caa   May be present elements of danger with respect to principal or interest or may be in default
      Ca    Represent obligations which are speculative in a high degree. Often in default.
      C     Lowest class of bonds and issued regarded as having extremely poor prospects of attaining any real investment standing.
      Moody's also applies numerical indicators, 1, 2, and 3, to rating categories Aa through Ba. The modifier 1 indicates that the security is in the higher end of the rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

      STANDARD & POOR'S CORPORATION
      -----------------------------
      AAA   Highest grade obligations and possess the ultimate degree of protection as to principal and interest
      AA    Also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree
      A     Regarded as upper medium grade, have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions, interest and principal are regarded as safe
      BBB   Considered investment grade with adequate capacity to pay interest and repay principal.
      BB    Judged to be speculative with some inadequacy to meet timely interest and principal payments.
      B     Has greater vulnerability to default than other speculative grade securities. Adverse economic conditions will likely impair capacity or willingness to pay interest and principal.
      CCC   Has a vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal.
      CC    Applied to debt subordinated to senior debt
      C     Applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating
      Standard & Poor's applies indicators "+", no character, and "-" to the above rating categories AA through BB. The indicators show relative standing within the major rating categories.

      FITCH IBCA
      ----------
      AAA   Highest credit quality with exceptional ability to pay interest and repay principal
      AA    Investment grade and very high credit quality ability to pay interest and repay principal is very strong, although not quite as strong as AAA
      A     Investment grade with high credit quality. Ability to pay interest and repay principal is strong.
      BBB   Investment grade and has satisfactory credit quality. Adequate ability to pay interest and repay principal.
      BB    Considered speculative. Ability to pay interest and repay principal may be affected over time by adverse economic changes.
      B     Considered highly speculative. Currently meeting interest and principal obligations, but probability of continued payment reflects limited margin of safety.
      CCC   Identifiable characteristics which if not remedied may lead to default. Ability to meet obligations requires an advantageous business and economic environment.
      CC    Minimally protected bonds. Default in payment of interest and/or principal seems probable over time.
      C     Imminent default in payment of interest or principal
      + and - indicators indicate the relative position within the rating category, but are not used in AAA category.

      DUFF & PHELPS CREDIT RATING CO.
      -------------------------------
      AAA            Highest credit quality, risk factors are negligible
      AA+,AA,AA-     High credit quality with moderate risk
      A+,A,A-        Protection factors are average but adequate, however, risk factors are more variable and greater in periods of
                     economic stress
      BBB+,BBB,BBB-  Below average protection factors, but still considered sufficient for prudent investment
      BB+,BB,BB-     Below investment grade but likely to meet obligations when due.
      B+,B,B-        Below investment grade and possessing risk that obligations will not be met when due.
      CCC            Well below investment grade. May be in default or
                     considerable uncertainty as to timely payment of interest and/or principal.

COMMERCIAL PAPER RATINGS
      MOODY'S
      -------
          Commercial paper rated "Prime" carries the smallest degree of investment risk. The modifiers 1, 2, and 3 are used to denote relative strength within this highest classification.

      STANDARD & POOR'S
      -----------------
          The rating A-1 is the highest commercial paper rating assigned by Standard & Poor's Corporation. The modifier "+" indicates that the security is in the higher end of this rating category.

      FITCH'S
      -------
          F-1+                     Exceptionally strong credit quality

      DUFF & PHELPS'
      --------------
          Category 1 (top grade):
          Duff1+                   Highest certainty of timely payment
          Duff1                    Very high certainty of timely payment
          Duff1-                   High certainty of timely payment

                         STOCK FUNDS SEMI-ANNUAL REPORT

                       SIX MONTHS ENDED DECEMBER 31, 1999



                            A FAMILY OF NO-LOAD FUNDS
                            -------------------------

                                  BALANCED FUND
                              LARGE CAP GROWTH FUND
                              REGIONAL GROWTH FUND
                               MID CAP GROWTH FUND
                            INTERNATIONAL GROWTH FUND
                              SMALL CAP GROWTH FUND
                       SCIENCE AND TECHNOLOGY GROWTH FUND
                         DEVELOPING MARKETS GROWTH FUND




                                     [LOGO]
                                SIT MUTUAL FUNDS
                                ----------------
                          THE INVESTMENT IS MUTUAL(SM)

                         A LOOK AT THE SIT MUTUAL FUNDS

     Sit Mutual Funds are managed by Sit Investment Associates, Inc. Sit Investment Associates was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment Associates currently manages approximately $8 billion for some of America's largest corporations, foundations and endowments.

     Sit Mutual Funds are comprised of thirteen NO-LOAD funds. NO-LOAD means that Sit Mutual Funds have no sales charges on purchases, no deferred sales charges, no 12b-1 fees, no redemption fees and no exchange fees. Every dollar you invest goes to work for you.

     Sit Mutual Funds offer:
          *    Free telephone exchange
          *    Dollar-cost averaging through an automatic investment plan
          *    Electronic transfer for purchases and redemptions
          *    Free check writing privileges on bond funds
          *    Retirement accounts including IRAs, Keoghs and 401(k) plan

                                     [CHART]

--------------------------------------------------------------------------------
                               SIT FAMILY OF FUNDS
--------------------------------------------------------------------------------
STABILITY:           INCOME:             GROWTH:            HIGH GROWTH:
Safety of principal  Increased income    Long-term capital  Long-term capital
and current income                       appreciation and   appreciation
                                         income
--------------------------------------------------------------------------------

MONEY MARKET         U.S. GOVERNMENT     BALANCED           MID CAP GROWTH
                      SECURITIES         LARGE CAP GROWTH   INTERNATIONAL GROWTH
                     TAX-FREE INCOME     REGIONAL GROWTH    SMALL CAP GROWTH
                     MINNESOTA TAX-FREE                     SCIENCE AND
                      INCOME                                 TECHNOLOGY GROWTH
                     BOND                                   DEVELOPING MARKETS
                                                             GROWTH
--------------------------------------------------------------------------------
     [ ] PRINCIPAL STABILITY & CURRENT INCOME       [ ] GROWTH POTENTIAL


                                     [LOGO]
                                SIT MUTUAL FUNDS
                                ----------------
                          THE INVESTMENT IS MUTUAL(SM)

                                SIT MUTUAL FUNDS
                         STOCK FUNDS SEMI-ANNUAL REPORT
                                TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----

Chairman's Letter                                                          2

Performance Review                                                         4

FUND REVIEWS AND PORTFOLIOS OF INVESTMENTS

            Balanced Fund                                                  6

            Large Cap Growth Fund                                         10

            Regional Growth Fund                                          14

            Mid Cap Growth Fund                                           18

            International Growth Fund                                     22

            Small Cap Growth Fund                                         26

            Science and Technology Growth Fund                            30

            Developing Markets Growth Fund                                34

Notes to Portfolios of Investments                                        38

Statements of Assets and Liabilities                                      40

Statements of Operations                                                  42

Statements of Changes in Net Assets                                       44

Notes to Financial Statements                                             48

Financial Highlights                                                      53

Results of Shareholder Meeting                                            61

[PHOTO]   SIT MUTUAL FUNDS
          SIX MONTHS ENDED DECEMBER 31, 1999
          ----------------------------------------------------------------------
          CHAIRMAN'S LETTER

Dear Fellow Shareholders:

   A strong year-end rally capped another year of excellent returns for domestic equity indices. Despite the significant rise in interest rates in 1999, the Standard & Poor's 500 Index posted gains of over 20% for a 5th consecutive year.

Economic Overview

   December represented the 106th month of U.S. economic expansion, a period characterized by strong economic growth and moderate inflation. Although there was great debate over the potential Y2K impact in fourth quarter GDP, very little evidence has emerged that the U.S economy slowed down from the rate achieved during the first three quarters of 1999. We forecast over 5.5% GDP growth in the fourth quarter, and as we examine momentum in key components underlying the GDP calculation, it is very difficult to see how a major slowdown will occur over the intermediate term. Strong employment and consumer confidence levels have buoyed the largest component of GDP (personal consumption expenditures) to consistent year-over-year growth of over 5.0%. Non-residential fixed investment continues to be strong, and it appears that government spending is on the rise. Finally, a strengthening global economy may support some improvement in net exports, which have been the biggest drag on GDP growth. Our only cautionary observation relates to the fact that consumer expenditures continue to outpace personal income gains, and consumer borrowing has risen sharply in recent months. Federal Reserve Chairman, Alan Greenspan, has expressed similar concerns on this issue, specifically citing the "wealth effect" created by the rising prices of homes and financial assets. Given increasing evidence of the link between the equity markets and consumer confidence (and spending), we believe that the Federal Reserve will apply the brakes slowly to avoid any major disruption in the financial markets. Our conclusion is that there will be "more of the same" in the year ahead; therefore, we project full year GDP growth in the area of 4.0%.
   Prospects for another year of solid global economic growth have pressured interest rates upward in recent months, but we believe inflation pressures will remain modest. While year-over-year consumer price index (CPI) data have accelerated throughout the year, we believe this is largely commodity-related and, specifically, oil-related. Excluding food and energy, the "core" rates of both producer and consumer price inflation have been rising at a modest 2.0% rate. We project a slight increase in the CPI in 2000, rising to 2.6% from 2.2% in 1999. Part of our longer-term optimism on inflation stems from the rapid introduction of new technology and the secular trend to substitute capital for labor. In a recent speech before the Economic Club of New York, Mr. Greenspan acknowledged the powerful impact that technology is having on the economy, stating "What should be indisputable is that a number of new technologies that evolved from the cumulative innovations of the past half century have now begun to bring about awesome changes in the way goods and services are distributed to final users." Global spending on technology, particularly the rapid adoption of the Internet, is having the combined effect of increasing labor productivity, while limiting price increases.
   In spite of our optimism about inflation on a secular basis, we believe the Federal Reserve is likely to raise rates as much as an additional one-half percentage point in 25 basis point increments starting with the early February Federal Open Markets Committee meeting. Tight labor markets in a rapidly growing domestic economy concern Federal Reserve officials. Mr. Greenspan noted that, despite the structural changes occurring in the economy that have to this point contained inflation, the Federal Reserve's goal is "to extend the expansion by containing its imbalances and avoiding the very recession that would complete a business cycle."
   With regard to U.S. fiscal policy, we believe that the fiscal 2000 budget surplus will be considerably higher than the Clinton Administration's current forecast of $142.5 billion. Our own forecast is $180-185 billion. Consequently, President Clinton has advanced a number of spending plans focussed on education and health care, while Republican presidential candidates are favoring a balanced package including tax cuts. Spending is continuing to rise at faster rates at the state and local government level than they had been previously. We are monitoring all government spending patterns closely because of their potentially inflationary implications.
   In stark contrast to a year ago, economic growth outside the U.S. appears to be on solid footing. We are estimating global GDP growth of 3.0% in 2000, ahead of an estimated

2.0% in 1999. Our optimistic view is based upon the following: European economic growth is beginning to accelerate, the recession in Japan is coming to an end, other Asian economies are recovering very quickly, and stronger commodity prices and lower interest rates are aiding recovery in Latin America.

Equity Strategy Summary

   A strong year-end rally helped push domestic equity indices markedly higher in 1999, continuing the string of exceptional financial asset returns in the U.S. Over the last five years, the cumulative total return for the Standard & Poor's 500 Index has been a remarkable 250%.
   1999 marked another year of wide dispersion among financial asset categories. Stocks dramatically outperformed bonds, as investors shook off concerns over higher interest rates and focussed on an improved outlook for corporate earnings in the recovering global economy. Despite the strong performance of the U.S. equity market, the U.S. ranked only 20th among the 33 largest markets worldwide.
   Within the U.S., 1999 marked the widest differential favoring growth over value in the history of the Frank Russell Company indices. The relatively higher weightings within the technology sector were responsible for much of the outperformance of growth over value. The technology-laden NASDAQ OTC Composite posted an exceptional return for the year, increasing 85.6%. We estimate that 703 of the roughly 4000 companies in the Index for the entire year doubled in price over the course of 1999. This strong performance relative to other market indices perhaps best symbolizes the performance differential between the "New Economy" and "Old Economy" sectors within the equity market. The surge in technology shares has left many observers wondering if the trend will continue. We believe the answer is yes, but it is clear that higher valuations imply a higher level of risk going forward. Our enthusiasm for this sector is supported by surging technological innovation coupled with strong global demand for productivity-enhancing technology. In a market environment that has continuously rewarded strong earnings growth, we attribute much of our success in 1999 to our focus on enhancing projected earnings growth rates within our equity portfolios. A sizable portfolio weighting in the fast-growing technology sector has been a key factor in producing projected earnings growth rates that are at more than twice that of the Standard & Poor's 500 Index based on 2000 estimates.
   Internationally, we remain optimistic on the outlook for European equity markets due to strengthened economic fundamentals, a widening corporate movement to enhance productivity and profitability, and the growth of a capital markets/equity culture in Europe. We are also positive on investment opportunities in Japan, as the equity market posted strong results driven by strong capital inflows, government fiscal stimulus, and corporate restructuring. We are somewhat cautious on the near-term prospects for Latin America markets. Political instability remains a key concern, and both Brazil and Argentina are struggling with budget deficit reductions.
   In general, we believe greatly improving economic conditions around the world will continue to provide attractive investment opportunities in the year ahead.

With best wishes,

/s/ Eugene C. Sit

Eugene C. Sit, CFA
Chairman and Chief Investment Officer

SIT MUTUAL FUNDS
SIX MONTHS ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------
PERFORMANCE SUMMARY - STOCK FUNDS

   Domestically, equity markets generated strong results during in 1999. Strong corporate earnings growth and surging performance in the technology sector was enough to overcome a significant rise in interest rates that occurred throughout the year. 1999 marked an unprecedented 5th consecutive year of returns over 20% for the equity market (as measured by the Standard & Poor's 500 Index). This was also a record 9th consecutive year of positive returns for the market.
   Smaller capitalization issues showed improved relative performance in 1999. For the first time since 1994, the Russell 2000 Index return (+21.3%) was modestly higher than the return for the S&P 500 Index (+21.0%). Growth stocks outperformed value issues across the capitalization spectrum. The large cap Russell 1000 Growth Index bested the Russell 1000 Value Index by nearly twenty six percentage points during 1999, with returns of +33.2% and +7.4%, respectively. The growth/value performance differential was even greater among small cap issues, as the Russell 2000 Growth returned +43.1%, while the Russell 2000 Value returned -1.5%.
   The technology sector was the best performing sector in the market in 1999 by a wide margin. We estimate that the combined returns of the technology sectors were +73.7% and +113.9% in the S&P 500 Index and the Russell 2000 Index, respectively. Sectors that lagged the market over the past year include financial services, utilities, health services and consumer non-durables. Continuing the trend that has existed over the past few years, a select group of large stocks, mostly within technology, have disproportionately driven indices higher. We estimate that just seven stocks contributed half of the total return for the S&P 500 Index in 1999.
   International equity market indices also moved higher in 1999. In fact, every major regional equity market delivered double-digit investment returns, largely due to an improving outlook for the global economy and corporate profits. Emerging markets benefited the most from this improving economic outlook, as the MSCI Pacific ex-Japan Index rose 42.6% and the MSCI Latin America Free Index increased 55.5%. Japan's equity market turned in its strongest performance of the decade, gaining 61.5%. Investment returns in Europe were somewhat mixed in 1999 (although generally positive), as the MSCI Europe Index posted a return of +15.9%.

                                         1987       1988      1989
                                        ----------------------------
SIT BALANCED                             --         --         --
--------------------------------------------------------------------
SIT LARGE CAP GROWTH                     5.32%      5.33%     32.02%
--------------------------------------------------------------------
SIT REGIONAL GROWTH                      --         --         --
--------------------------------------------------------------------
SIT MID CAP GROWTH                       5.50       9.77      35.15
--------------------------------------------------------------------
SIT INTERNATIONAL GROWTH                 --         --         --
--------------------------------------------------------------------
SIT SMALL CAP GROWTH                     --         --         --
--------------------------------------------------------------------
SIT SCIENCE AND TECHNOLOGY GROWTH        --         --         --
--------------------------------------------------------------------
SIT DEVELOPING MARKETS GROWTH            --         --         --
--------------------------------------------------------------------
S&P 500 INDEX                            5.28      16.55      31.61
S&P MIDCAP 400 INDEX                    -2.04      20.87      35.55
MSCI EAFE INDEX (3)                      --         --         --
RUSSELL 2000 INDEX (2)                   --         --         --
PSE TECH 100 INDEX                       --         --         --
MSCI EMERGING MARKETS FREE INDEX (4)     --         --         --

                                        NASDAQ
                                        SYMBOL           INCEPTION
                                        ------           -----------

SIT BALANCED                            SIBAX            12/31/93
--------------------------------------------------------------------
SIT LARGE CAP GROWTH                    SNIGX            09/02/82
--------------------------------------------------------------------
SIT REGIONAL GROWTH                     n/a              12/31/97
--------------------------------------------------------------------
SIT MID CAP GROWTH                      NBNGX            09/02/82
--------------------------------------------------------------------
SIT INTERNATIONAL GROWTH                SNGRX            11/01/91
--------------------------------------------------------------------
SIT SMALL CAP GROWTH                    SSMGX            07/01/94
--------------------------------------------------------------------
SIT SCIENCE AND TECHNOLOGY GROWTH       SISTX            12/31/97
--------------------------------------------------------------------
SIT DEVELOPING MARKETS GROWTH           SDMGX            07/01/94
--------------------------------------------------------------------
S&P 500 INDEX(5)
S&P MIDCAP 400 INDEX(5)
MSCI EAFE INDEX (3)
RUSSELL 2000 INDEX (2)
PSE TECH 100 INDEX
MSCI EMERGING MARKETS FREE INDEX (4)

 (1) PERIOD FROM FUND INCEPTION THROUGH CALENDAR YEAR-END.
 (2) FIGURES ASSUME AN INCEPTION DATE OF 7/1/94.
 (3) FIGURES ASSUME AN INCEPTION DATE OF 10/31/91.
 (4) FIGURES ASSUME AN INCEPTION DATE OF 6/30/94.
 (5) FIGURES ASSUME AN INCEPTION DATE OF 9/2/82.

----------------------------------------------------------------------------------------------------------------
                  TOTAL RETURN - CALENDAR YEAR
----------------------------------------------------------------------------------------------------------------
   1990      1991         1992       1993       1994        1995        1996       1997        1998        1999
----------------------------------------------------------------------------------------------------------------
   --         --          --         --        -0.33%      25.43%      15.80%     21.73%      21.30%      20.15%
----------------------------------------------------------------------------------------------------------------
  -2.37%     32.72%       4.94%      3.15%      2.83       31.66       23.05      31.70       30.56       33.41
----------------------------------------------------------------------------------------------------------------
   --         --          --         --         --          --          --         --         23.05       15.55
----------------------------------------------------------------------------------------------------------------
  -2.04      65.50       -2.14       8.55      -0.47       33.64       21.87      17.70        6.84       70.65
----------------------------------------------------------------------------------------------------------------
   --         4.10(1)     2.69      48.37      -2.99        9.36       10.31       4.81       18.95       50.77
----------------------------------------------------------------------------------------------------------------
   --         --          --         --        11.57(1)    52.16       14.97       7.63        1.97      108.63
----------------------------------------------------------------------------------------------------------------
   --         --          --         --         --          --          --         --         38.40       85.98
----------------------------------------------------------------------------------------------------------------
   --         --          --         --        -2.02(1)    -4.29       17.27      -5.20      -24.93       82.50
----------------------------------------------------------------------------------------------------------------
  -3.05      30.46        7.64      10.07       1.32       37.58       22.96      33.36       28.58       21.04
  -5.12      50.11       11.92      13.95      -3.60       30.94       19.19      32.29       19.11       14.72
   --         0.26      -12.17      32.56       7.78       11.21        6.05       1.78       20.00       26.96
   --         --          --         --         4.61       28.45       16.49      22.36       -2.54       21.26
   --         --          --         --         --          --          --         --         54.60      116.40
   --         --          --         --         2.80       -6.94        3.92     -13.40      -27.52       63.70

                                                AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                   PERIODS ENDED DECEMBER 31, 1999
         TOTAL RETURN                ---------------------------------------------------------
   QUARTER         SIX MONTHS                                                          SINCE
ENDED 12/31/99   ENDED 12/31/99      1 YEAR      3 YEARS     5 YEARS     10 YEARS    INCEPTION
-------------------------------      ---------------------------------------------------------
    15.59%            14.11%          20.15%      21.06%      20.84%       --         17.02%
----------------------------------------------------------------------------------------------
    26.01             22.81           33.41       31.89       30.02       18.28%      17.89
----------------------------------------------------------------------------------------------
    14.99              7.74           15.55        --          --          --         19.25
----------------------------------------------------------------------------------------------
    45.95             51.87           70.65       28.98       28.43       19.60       20.78
----------------------------------------------------------------------------------------------
    38.12             48.20           50.77       23.41       17.79        --         16.52
----------------------------------------------------------------------------------------------
    64.59             83.86          108.63       31.80       31.99        --         31.26
----------------------------------------------------------------------------------------------
    55.15             69.01           85.98        --          --          --         60.44
----------------------------------------------------------------------------------------------
    48.17             42.08           82.50        9.11        7.83        --          6.69
----------------------------------------------------------------------------------------------
    14.88              7.71           21.04       27.56       28.55       18.22       19.11
    17.19              7.34           14.72       21.82       23.05       17.32       18.77
    16.99             22.12           26.96       15.74       12.83        --         10.73
    18.44             10.96           21.26       13.08       16.69        --         16.00
    54.88             62.04          116.40        --          --          --         82.91
    25.15             18.27           63.70        0.91       -0.13        --          0.38


PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS.

[PHOTO]   SIT BALANCED FUND
          SIX MONTHS ENDED DECEMBER 31, 1999
          ----------------------------------------------------------------------
          PETER L. MITCHELSON, CFA, SENIOR PORTFOLIO MANAGER
          BRYCE A. DOTY, CFA, SENIOR PORTFOLIO MANAGER

   The Sit Balanced Fund's +14.1% return over the past six months was strong on both an absolute and relative basis and compared favorably to the +2.7% return for the Lipper Balanced Fund Index. The Fund's 1999 return of +20.2% ranked in the 6th percentile of the 449 balanced funds ranked by Lipper Analytical Services. For the 3-year and 5-year periods, the Fund ranked in the 7th percentile out of 333 funds and the 9th percentile out of 223 funds.
   As of December 31, 1999, the asset allocation of the Fund was 60.9% equities (up from 54.6% at the end of June), 35.0% fixed income securities (down from 36.9%), and 4.1% cash and other net assets.
   A strong year-end rally helped push equity market returns solidly higher over the past six months. Investors were able to shake off inflation and interest rate concerns, and focus on the recovering global economy and resultant acceleration in corporate earnings. Growth stocks continue to outperform value issues, largely fueled by the surging technology sector. The Fund significantly benefited from an overweighted position in the technology sectors, with greater sector weights in both electronic technology and technology services than six months ago. Sector weighting decreases occurred in health services and health technology. Strong earnings growth continues to be a distinct attribute of the Fund, with an average projected 1-year and 5-year earnings growth rate for companies held in the Fund of 25.0% and 23.5%, respectively. This compares to a projected earnings growth rate for the S&P 500 Index of 9.1% for 2000 and 10.0% for the next five years.
   While the outlook for improving corporate earnings and a strong global economy provided support for the equity markets over the past year, bond prices fell over continued fears about excessive economic growth and a potential acceleration in inflation. Yields on 30-year U.S. Treasury bonds rose 47 basis points over the last six months and 140 basis points for the 1999 calendar year, with the yield at year-end standing at 6.48%. The most significant recent change in fixed income strategy occurred toward the end of 1999, as we began to emphasize corporate securities over U.S. Treasuries, and relative yields on corporates became attractive as investors' Y2K fears caused a temporary flight to safety in Treasuries. Going forward, we believe interest rates will creep somewhat higher over the near-term.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The Sit Balanced Fund's dual objectives are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks, bonds and short-term instruments. The Fund may emphasize either equity securities, fixed-income securities, or short-term instruments or hold equal amounts of each, dependent upon the Adviser's analysis of market, financial and economic conditions.

     The Fund's permissible investment allocation is: 40-60% in equity securities, 40-60% in fixed-income securities, and up to 20% in short-term fixed-income instruments. At all times at least 25% of the assets will be invested in fixed-income senior securities.


                                PORTFOLIO SUMMARY

             Net Asset Value 12/31/99:  $18.75 Per Share
                              6/30/99:  $17.38 Per Share

                     Total Net Assets:  $14.5 Million

                       TOTAL DIVIDEND:  $ 1.02 PER SHARE
               Long-Term Capital Gain:  $ 0.74 Per Share
                      Ordinary Income:  $ 0.28 Per Share


                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                                  [PIE CHART]

                      Cash & Other Net Assets    4.1%
                                        Bonds   35.0%
                                     Equities   60.9%

                          AVERAGE ANNUAL TOTAL RETURNS*
                          -----------------------------

                      SIT                                  LEHMAN
                   BALANCED              S&P              AGGREGATE
                     FUND             500 INDEX          BOND INDEX
                   --------           ---------          ----------

3 Months**          15.59%             14.88%              -0.12%
1 Year              20.15              21.04               -0.82
3 Years             21.06              27.56                5.73
5 Years             20.84              28.55                7.73
Inception           17.02              23.54                5.88
  (12/31/93)

                            CUMULATIVE TOTAL RETURNS*
                            -------------------------

                      SIT                                    LEHMAN
                   BALANCED               S&P              AGGREGATE
                     FUND              500 INDEX           BOND INDEX
                   --------            ---------           ----------

1 Year              20.15%               21.04%              -0.82%
3 Years             77.41               107.55               18.20
5 Years            157.68               251.09               45.12
Inception          156.84               255.74               40.89
  (12/31/93)

*AS OF 12/31/99                                                **NOT ANNUALIZED.




--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN AGGREGATE BOND INDEX AND THE S&P 500 INDEX. LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                               GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/31/93) and held until 12/31/99 would have grown to $25,684 in the Fund, $14,089 in the Lehman Aggregate Bond Index or $35,574 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.


                                  TOP HOLDINGS
                   Stocks:
                          *  Cisco Systems, Inc.
                          *  Microsoft Corp.
                          *  General Electric Co.
                          *  QUALCOMM, Inc.
                          *  Nokia Corp., A.D.R.
                   Bonds:
                          *  U.S. Treasury Strip, 6.43%, 11/15/09
                          *  EQCC HEL, 1996-4 A8, 7.41%, 1/15/28
                          *  Pentair, Inc., 7.85%, 10/15/09
                          *  Union Tank Car Co., 6.57%, 1/2/14
                          *  TIPS, 3.875%, 1/15/09

                          Total Number of Holdings: 139

SIT BALANCED FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
QUANTITY              NAME OF ISSUER                         MARKET VALUE ($)(1)
--------------------------------------------------------------------------------
COMMON STOCKS (60.9%) (2)

   COMMERCIAL SERVICES (0.3%)
              1,000   SYSCO Corp.                                       $39,563
                                                                  --------------
   CONSUMER DURABLES (0.5%)
              1,100   Harley-Davidson, Inc.                              70,469
                                                                  --------------
   CONSUMER NON-DURABLES (2.3%)
              1,100   Coca Cola Co.                                      64,075
              1,400   Colgate-Palmolive Co.                              91,000
              1,100   Kimberly-Clark Corp.                               71,775
              1,000   Procter & Gamble Co.                              109,563
                                                                  --------------
                                                                        336,413
                                                                  --------------
   CONSUMER SERVICES (2.5%)
              1,500   AT&T Corp.-Liberty Media Group (3)                 85,125
              1,500   Clear Channel Comm., Inc. (3)                     133,875
              2,000   Time Warner, Inc.                                 144,875
                                                                  --------------
                                                                        363,875
                                                                  --------------
   ELECTRONIC TECHNOLOGY (18.6%)
                500   Applied Materials, Inc. (3)                        63,344
              5,500   Cisco Systems, Inc. (3)                           589,187
              1,900   EMC Corp. (3)                                     207,575
              1,800   Intel Corp.                                       148,162
                500   JDS Uniphase Corp. (3)                             80,656
                700   Lexmark International Group, Inc. (3)              63,350
                500   Linear Technology Corp.                            35,781
              2,550   Lucent Technologies, Inc.                         190,772
              1,700   Nokia Corp., A.D.R.                               323,000
                200   Nortel Networks Corp.                              20,200
              2,000   QUALCOMM, Inc. (3)                                352,250
              3,300   Sun Microsystems, Inc. (3)                        255,544
              2,300   Tellabs, Inc. (3)                                 147,631
              1,400   Texas Instruments, Inc.                           135,625
              2,000   Xilinx, Inc. (3)                                   90,938
                                                                  --------------
                                                                      2,704,015
                                                                  --------------
   ENERGY MINERALS (0.6%)
              2,500   EOG Resources, Inc.                                43,906
              1,300   Unocal Corp.                                       43,631
                                                                  --------------
                                                                         87,537
                                                                  --------------
   FINANCE (6.0%)
              1,681   American International Group, Inc.                181,758
              1,400   Chase Manhattan Corp.                             108,762
              1,000   Citigroup, Inc.                                    55,563
              1,500   Federal Home Loan Mortgage Corp.                   70,594
              1,500   Marsh & McLennan Cos., Inc.                       143,531
              1,000   Morgan Stanley Dean Witter & Co.                  142,750
              1,500   Wells Fargo Co.                                    60,656
              2,000   XL Capital, Ltd.                                  103,750
                                                                  --------------
                                                                        867,364
                                                                  --------------
   HEALTH TECHNOLOGY (7.5%)
              4,000   Amgen, Inc. (3)                                   240,250
                500   Biogen, Inc. (3)                                   42,250
              2,200   Bristol-Myers Squibb Co.                          141,212
              1,100   Johnson & Johnson Co.                             102,437
                400   MedImmune, Inc. (3)                                66,350
              3,000   Medtronic, Inc.                                   109,312

--------------------------------------------------------------------------------
QUANTITY/PAR($)       NAME OF ISSUER                         MARKET VALUE ($)(1)
--------------------------------------------------------------------------------
              1,900   Merck & Co., Inc.                                 127,419
              3,700   Pfizer, Inc.                                      120,019
              1,700   Warner Lambert Corp.                              139,294
                                                                  --------------
                                                                      1,088,543
                                                                  --------------
   INDUSTRIAL SERVICES (0.3%)
              1,000   Halliburton Co.                                    40,250
                                                                  --------------
   PROCESS INDUSTRIES (0.4%)
              1,500   Monsanto Co.                                       53,438
                                                                  --------------
   PRODUCER MANUFACTURING (3.9%)
              3,000   General Electric Co.                              464,250
              2,700   Tyco International, Ltd.                          104,963
                                                                  --------------
                                                                        569,213
                                                                  --------------
   RETAIL TRADE (4.2%)
              1,000   CVS Corp.                                          39,938
              2,300   Dayton Hudson Corp.                               168,906
              3,000   Home Depot, Inc.                                  205,687
                900   Kohl's Corp. (3)                                   64,969
                600   Wal-Mart Stores, Inc                               41,475
              3,000   Walgreen Co.                                       87,750
                                                                  --------------
                                                                        608,725
                                                                  --------------
   TECHNOLOGY SERVICES (8.8%)
              2,400   America Online, Inc. (3)                          181,050
                500   BMC Software, Inc. (3)                             39,969
              4,500   Ceridian Corp. (3)                                 97,031
              1,400   Computer Sciences Corp. (3)                       132,475
              2,000   First Data Corp.                                   98,625
                800   Inktomi Corp. (3)                                  71,000
              4,000   Microsoft Corp. (3)                               467,000
              1,750   Oracle Corp. (3)                                  196,109
                                                                  --------------
                                                                      1,283,259
                                                                  --------------
   TRANSPORTATION (0.3%)
                700   United Parcel Service, Inc.                        48,300
                                                                  --------------
   UTILITIES (4.7%)
              2,000   Global Crossing, Ltd. (3)                         100,000
              2,850   MCI WorldCom, Inc. (3)                            151,228
                500   Nextel Communications, Inc. (3)                    51,563
              2,600   Sprint Corp.                                      175,012
              4,000   Vodafone Airtouch, A.D.R.                         198,000
                                                                  --------------
                                                                        675,803
                                                                  --------------
Total common stocks
(cost: $5,184,827)                                                    8,836,767
                                                                  --------------

BONDS (34.1%) (2)

   U.S. TREASURY (8.3%)
                      U.S. Treasury Strip:
             25,000     6.93% Effective Yield, 11/15/04                  18,279
          1,600,000     6.43% Effective Yield, 11/15/09                 809,184
            500,000     6.83% Effective Yield, 2/15/19                  137,205
                      U.S.Treasury Inflation Index Bond:
            153,833     3.875%, 1/15/09                                 148,658
            102,310     3.875%, 4/15/29                                  95,522
                                                                  --------------
                                                                      1,208,848
                                                                  --------------

--------------------------------------------------------------------------------
QUANTITY/PAR($)       NAME OF ISSUER                         MARKET VALUE ($)(1)
--------------------------------------------------------------------------------
   ASSET-BACKED SECURITIES (4.9%)
                      Advanta Mortgage Loan Trust:
             25,000     1995-3 A5, 7.37%, 2/25/27                        24,812
             50,000     1996-1 A7, 7.07%, 3/25/27                        48,756
            150,000   Conseco Home Equity Loan,
                        1999-F A3, 6.97%, 10/15/30                      146,461
             74,999   ContiMortgage Home Equity Loan Tr.,
                        1996-1 A7, 7.00%, 3/15/27 72,275
                      EQCC Home Equity Loan Trust:
             25,000     1996-1 A5, 6.93%, 3/15/27                        23,939
            250,000     1996-4 A8, 7.41%, 1/15/28                       253,660
                      Green Tree Financial Corp.:
             20,000     1995-5, 7.25%, 9/15/25                           19,862
             25,000     1997-4, 7.03%, 2/15/29                           24,553
             50,000     1999-E A3, 7.18%, 8/30/30                        49,891
             50,000   Money Store Home Equity Mtg.,
                        7.265%, 7/15/38                                  49,325
                                                                  --------------
                                                                        713,534
                                                                  --------------
   COLLATERALIZED MORTGAGE OBLIGATIONS (1.1%)
             73,258   PNC Mortgage Securities Corp.
                        Series 1998-6 4A, 6.75%, 8/25/13                 72,611
            100,000   Norwest Asset Securities Corp.
                        Series 1998-19 2A12, 6.75%, 7/25/28              91,226
                                                                  --------------
                                                                        163,837
                                                                  --------------
   CORPORATE BONDS (9.8%)
            125,000   Allstate Finance, 7.83%, 12/1/45                  114,687
                      American Airlines:
             25,000     1999-1 A2, 7.024%, 10/15/09                      24,229
             25,000     1999-1 B, 7.324%, 10/15/09                       24,238
            100,000   Bank America, 8.25%, 4/15/27                       96,500
             50,000   Burlington North Santa Fe
                        Series 1999-2, 7.57%, 1/2/21                     47,923
             50,000   CIT Group, Inc., 7.125%, 10/15/04                  49,625
                      Continental Airlines:
             47,321     1997-1A, 7.461%, 4/1/15                          45,429
             75,000     1999-1B, 6.795%, 8/2/18                          68,642
             49,979     1999-1A, 6.545%, 2/2/19                          45,521
             50,000   First Industrial LP, 7.15%, 5/15/27                48,625
             50,000   Ford Motor Credit Corp., 5.75%, 2/23/04            47,188
             50,000   Franchise Fin. Corp., 8.25%, 10/30/03              49,500
            150,000   Gen. Electric Capital, 6.52%, 10/8/02             148,500
             50,000   May Department Stores, 9.875%, 6/15/21             53,500
            200,000   Pentair, Inc., 7.85%, 10/15/09                    195,750
             32,000   Ryder System, Inc., 8.75%, 3/15/17                 32,360
            100,000   Service Corp. Int'l, 7.375%, 4/15/04               85,625
              6,000   Toys R Us, Inc., 8.25%, 2/1/17                      6,000
             50,000   Union Carbide Corp., 8.75%, 8/1/22                 52,313
            200,000   Union Tank Car Co., 6.57%, 1/2/14                 184,692
                                                                  --------------
                                                                      1,420,847
                                                                  --------------

   MORTGAGE PASS-THROUGH SECURITIES (10.0%)

     FEDERAL HOME LOAN MORTGAGE CORPORATION (0.8%)
             36,552   9.00%, 7/1/16                                      38,110
             20,888   9.00%, 7/1/16                                      21,776
             16,632   9.25%, 6/1/02                                      17,236

--------------------------------------------------------------------------------
QUANTITY/PAR($)       NAME OF ISSUER                         MARKET VALUE ($)(1)
--------------------------------------------------------------------------------
             30,766   10.00%, 10/1/18                                    32,985
                                                                  --------------
                                                                        110,107
                                                                  --------------
     FEDERAL NATIONAL MORTGAGE ASSOCIATION (1.7%)
             15,622   9.00%, 11/1/06                                     16,198
             53,951   9.25%, 1/1/17                                      56,337
             68,400   9.75%, 1/1/13                                      74,128
             17,202   10.00%, 1/1/20                                     18,383
             71,342   10.25%, 6/1/13                                     77,875
                                                                  --------------
                                                                        242,921
                                                                  --------------
     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (7.5%)
             22,093   9.00%, 6/15/11                                     22,990
             96,769   9.00%, 6/15/09                                    100,867
             94,418   9.00%, 12/15/19                                    98,717
             18,011   9.25%, 9/15/01                                     18,787
             20,151   9.50%, 1/15/04                                     21,160
             47,690   9.50%, 11/15/04                                    50,075
             28,476   9.50%, 7/20/05                                     29,481
             35,922   9.50%, 12/15/09                                    38,200
             19,079   9.50%, 5/20/16                                     19,987
            100,400   9.50%, 12/15/17                                   107,316
             66,455   9.50%, 3/15/18                                     70,370
             70,485   9.50%, 9/20/18                                     73,841
             62,759   9.50%, 1/20/19                                     65,745
             47,242   9.50%, 2/20/19                                     49,486
             76,910   9.50%, 3/20/19                                     80,575
             39,307   9.50%, 12/15/19                                    41,825
             60,820   9.75%, 10/15/05                                    63,945
             64,186   10.00%, 3/20/16                                    68,360
             29,505   10.25%, 1/15/04                                    31,066
              3,571   11.25%, 10/15/00                                    3,585
             16,407   11.25%, 10/15/11                                   18,016
                      Municipal (GNMA collateralized):
             13,000     Bernalillo Multifamily. Ser. 1998A,
                         7.50%, 9/20/20                                  12,244
                                                                  --------------
                                                                      1,086,638
                                                                  --------------
Total bonds
(cost: $5,065,822)                                                    4,946,732
                                                                  --------------
CLOSED-END MUTUAL FUNDS (0.9%) (2)
              7,009   American Select Portfolio                          81,918
                403   American Strategic, Inc. Portfolio                  4,534
              1,870   American Strategic, Inc. Portfolio II              21,271
              2,209   American Strategic, Inc. Portfolio III             24,713
                                                                  --------------

     Total closed-end mutual funds                                      132,436
                                                                  --------------
     (cost: $131,807)

   SHORT-TERM SECURITIES (3.7%) (2)
            544,000   Sit Money Market Fund, 5.35% (6)                  544,000
                                                                  --------------
(cost: $544,000)

Total investments in securities
(cost: $10,926,456) (7)                                             $14,459,935
                                                                  ==============

        See accompanying notes to portfolios of investments on page 38.

[PHOTO]   SIT LARGE CAP GROWTH FUND
          SIX MONTHS ENDED DECEMBER 31, 1999
          ----------------------------------------------------------------------
          SENIOR PORTFOLIO MANAGERS
          PETER L. MITCHELSON, CFA * ROGER J. SIT * RONALD D. SIT, CFA

   The Sit Large Cap Growth Fund posted strong results for the last six months and full calendar year of 1999, increasing 22.8% and 33.4%, respectively. By comparison, the S&P 500 Index return was +7.7% for the final six months of 1999 and +21.0% for the calendar year.
   A strong year-end rally capped another year of solid returns for most major stock indices. Although concerns over inflation and a significant increase in long-term interest rates caused volatility along the way, strong corporate earnings provided key support for the advance in the equity markets. Growth stocks continued their strong relative performance, largely due to the continued exceptional performance of the technology sector. Although the strong performance of technology issues has led to increased valuation for the sector, we believe that future earnings growth will be significantly higher for these companies than for the broader market. The rapid pace of technological innovation is fueling robust corporate and consumer spending on information technology, providing for a broad variety of investment opportunities in several areas, including telecommunications, networking, E-commerce, semiconductors and software applications. Since we believe that the technology boom is far from over, the Fund continues to be significantly overweighted in the technology sector.
   The most significant sector weighting increases over the past six months include electronic technology, technology services and utilities through the purchases of Nokia, QUALCOMM, Global Crossing, First Data, Xilinx and JDS Uniphase. Sector weighting decreases occurred in health technology, health services and retail trade through the reduction or elimination of positions in McKesson HBOC, Gap, Lowe's, American Home Products, Eli Lilly and Schering-Plough. As of December 31st, the Fund was 97% invested in equities, up from 93% six months ago.
   Securities in the Fund continue to exhibit high projected earnings growth rates. We estimate that companies within the Fund will grow earnings in excess of 25% in the coming year, well above the 9% growth projection for the S&P 500 Index. In addition to strong fundamentals, attractive relative valuations for fast-growing companies give us optimism about the Fund's outlook.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Large Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks of growth companies with a capitalization of $5 billion or more at the time of purchase.


                               PORTFOLIO SUMMARY

                   Net Asset Value 12/31/99:  $ 61.20 Per Share
                                    6/30/99:  $ 52.84 Per Share

                           Total Net Assets:  $164.0 Million

                Weighted Average Market Cap:  $152.7 Billion

                             TOTAL DIVIDEND:  $  3.41 PER SHARE
                     Long-Term Capital Gain:  $  3.41 Per Share


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                        Electronic Technology    28.9
                          Technology Services    14.1
                            Health Technology    12.6
                                      Finance     8.8
                                    Utilities     7.7
                                 Retail Trade     7.1
                       Producer Manufacturing     6.0
                            Consumer Services     4.9
                        Consumer Non-Durables     4.1
                           Sectors Under 1.0%     3.2
                      Cash & Other Net Assets     2.6

                          AVERAGE ANNUAL TOTAL RETURNS*
                          -----------------------------

                      SIT                                   RUSSELL
                   LARGE CAP               S&P               1000
                  GROWTH FUND          500 INDEX         GROWTH INDEX
                  -----------          ---------         ------------

3 Month**            26.01%              14.88%              25.15%
1 Year               33.41               21.04               33.16
5 Years              30.02               28.55               32.42
10 Year***           18.28               18.22               20.32
Inception***         17.89               19.11               19.54
  (9/2/82)

                            CUMULATIVE TOTAL RETURNS*
                            -------------------------

                      SIT                                   RUSSELL
                   LARGE CAP              S&P                1000
                  GROWTH FUND          500 INDEX         GROWTH INDEX
                  -----------          ---------         ------------

1 Year               33.41%               21.04%             33.16%
5 Year              271.64               251.09             307.10
10 Year***          435.95               433.03             535.78
Inception***       1636.64              1975.78            2109.42
  (9/2/82)

*AS OF 12/31/99                                                **NOT ANNUALIZED.




--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL 1000 GROWTH INDEX AND THE S&P 500 INDEX.
***ON 6/6/93, THE FUND'S INVESTMENT OBJECTIVE CHANGED TO ALLOW FOR A PORTFOLIO OF 100% STOCKS. PRIOR TO THAT TIME, THE PORTFOLIO WAS REQUIRED TO CONTAIN NO MORE THAN 80% STOCKS.


                               GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (9/2/82) and held until 12/31/99 would have grown to $173,664 in the Fund, or $207,578 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.


                                TOP 10 HOLDINGS

                            *  Cisco Systems, Inc.
                            *  Microsoft Corp.
                            *  General Electric Co.
                            *  Nokia Corp., A.D.R.
                            *  Sun Microsystems, Inc.
                            *  Amgen, Inc.
                            *  QUALCOMM, Inc.
                            *  EMC Corp.
                            *  Oracle Corp.
                            *  Home Depot, Inc.

                          Total Number of Holdings: 68

SIT LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
QUANTITY               NAME OF ISSUER                        MARKET VALUE ($)(1)
--------------------------------------------------------------------------------
COMMON STOCKS (97.4%) (2)

   COMMERCIAL SERVICES (0.5%)
               21,500  SYSCO Corp.                                     $850,594
                                                                ----------------

   CONSUMER DURABLES (0.9%)
               22,600  Harley-Davidson, Inc.                          1,447,812
                                                                ----------------

   CONSUMER NON-DURABLES (4.1%)
               25,500  Coca Cola Co.                                  1,485,375
               31,200  Colgate-Palmolive Co.                          2,028,000
               20,000  Kimberly-Clark Corp.                           1,305,000
               17,200  Procter & Gamble Co.                           1,884,475
                                                                ----------------
                                                                      6,702,850
                                                                ----------------
   CONSUMER SERVICES (4.9%)
               26,500  AT&T Corp.-Liberty Media Group (3)             1,503,875
               44,500  CBS Corp. (3)                                  2,845,219
               21,900  Clear Channel Communications, Inc. (3)         1,954,575
               23,800  Time Warner, Inc.                              1,724,012
                                                                ----------------
                                                                      8,027,681
                                                                ----------------
   ELECTRONIC TECHNOLOGY (28.9%)
                9,000  Applied Materials, Inc. (3)                    1,140,188
               95,150  Cisco Systems, Inc. (3)                       10,192,944
               37,300  EMC Corp. (3)                                  4,075,025
               43,900  Intel Corp.                                    3,613,519
               10,000  JDS Uniphase Corp. (3)                         1,613,125
               12,500  Lexmark International Group, Inc. (3)          1,131,250
               11,000  Linear Technology Corp.                          787,188
               41,710  Lucent Technologies, Inc.                      3,120,429
               30,500  Nokia Corp., A.D.R.                            5,795,000
                8,500  Nortel Networks Corp.                            858,500
               24,000  QUALCOMM, Inc. (3)                             4,227,000
               57,000  Sun Microsystems, Inc. (3)                     4,413,937
               39,700  Tellabs, Inc. (3)                              2,548,244
               23,100  Texas Instruments, Inc.                        2,237,812
               37,000  Xilinx, Inc. (3)                               1,682,344
                                                                ----------------
                                                                     47,436,505
                                                                ----------------
   ENERGY MINERALS (0.9%)
               43,500  EOG Resources, Inc.                              763,969
               23,000  Unocal Corp.                                     771,938
                                                                ----------------
                                                                      1,535,907
                                                                ----------------
   FINANCE (8.8%)
               22,375  American International Group, Inc.             2,419,297
               24,100  Chase Manhattan Corp.                          1,872,269
               13,500  Citigroup, Inc.                                  750,094

--------------------------------------------------------------------------------
QUANTITY               NAME OF ISSUER                        MARKET VALUE ($)(1)
--------------------------------------------------------------------------------
               27,200  Federal Home Loan Mortgage Corp.               1,280,100
               27,000  Marsh & McLennan Cos., Inc.                    2,583,562
               17,500  Morgan Stanley Dean Witter & Co.               2,498,125
               31,300  Wells Fargo Co.                                1,265,694
               34,100  XL Capital, Ltd.                               1,768,937
                                                                ----------------
                                                                     14,438,078
                                                                ----------------
   HEALTH TECHNOLOGY (12.6%)
               71,000  Amgen, Inc. (3)                                4,264,437
                9,000  Biogen, Inc. (3)                                 760,500
               40,400  Bristol-Myers Squibb Co.                       2,593,175
               21,000  Johnson & Johnson Co.                          1,955,625
                7,000  MedImmune, Inc. (3)                            1,161,125
               54,200  Medtronic, Inc.                                1,974,912
               39,900  Merck & Co., Inc.                              2,675,794
               77,300  Pfizer, Inc.                                   2,507,419
               33,500  Warner Lambert Corp.                           2,744,906
                                                                ----------------
                                                                     20,637,893
                                                                ----------------
   INDUSTRIAL SERVICES (0.4%)
               18,000  Halliburton Co.                                  724,500
                                                                ----------------

   PRODUCER MANUFACTURING (6.0%)
               51,100  General Electric Co.                           7,907,725
               48,200  Tyco International, Ltd.                       1,873,775
                                                                ----------------
                                                                      9,781,500
                                                                ----------------
   RETAIL TRADE (7.1%)
               17,000  CVS Corp.                                        678,938
               41,700  Dayton Hudson Corp.                            3,062,344
               56,550  Home Depot, Inc.                               3,877,209
               18,500  Kohl's Corp. (3)                               1,335,469
               12,500  Wal-Mart Stores, Inc                             864,063
               60,600  Walgreen Co.                                   1,772,550
                                                                ----------------
                                                                     11,590,573
                                                                ----------------
   TECHNOLOGY SERVICES (14.1%)
               43,000  America Online, Inc. (3)                       3,243,813
               10,500  BMC Software, Inc. (3)                           839,344
               65,900  Ceridian Corp. (3)                             1,420,969
               23,300  Computer Sciences Corp. (3)                    2,204,762
                2,500  Dendrite International, Inc. (3)                  84,688
               34,500  First Data Corp.                               1,701,281
               10,000  Inktomi Corp. (3)                                887,500
               75,000  Microsoft Corp. (3)                            8,756,250
               35,250  Oracle Corp. (3)                               3,950,203
                                                                ----------------
                                                                     23,088,810
                                                                ----------------

--------------------------------------------------------------------------------
QUANTITY               NAME OF ISSUER                        MARKET VALUE ($)(1)
--------------------------------------------------------------------------------
   TRANSPORTATION (0.5%)
               11,500  United Parcel Service, Inc.                      793,500
                                                                ----------------

   UTILITIES (7.7%)
               37,000  Global Crossing, Ltd. (3)                      1,850,000
               53,400  MCI WorldCom, Inc. (3)                         2,833,537
               14,500  Nextel Communications, Inc. (3)                1,495,312
               45,000  Sprint Corp.                                   3,029,062
               69,500  Vodafone Airtouch, A.D.R.                      3,440,250
                                                                ----------------
                                                                     12,648,161
                                                                ----------------

Total common stocks                                                 159,704,364
                                                                ----------------
          (cost: $91,934,231)

SHORT-TERM SECURITIES (2.6%) (2)
            4,239,000  Sit Money Market Fund, 5.35% (6)               4,239,000
                                                                ----------------
          (cost: $4,239,000)

Total investments in securities
          (cost: $96,173,231) (7)                                  $163,943,364
                                                                ================

         See accompanying notes to portfolios of investments on page 38.

[PHOTO]   SIT REGIONAL GROWTH FUND
          SIX MONTHS ENDED DECEMBER 31, 1999
          ----------------------------------------------------------------------
          EUGENE C. SIT, CFA, SENIOR PORTFOLIO MANAGER

   The Sit Regional Growth Fund rose +7.7% over the second half of 1999, equal to the +7.7% return for the S&P 500 Index.

   The Fund's longer term record relative to the S&P 500 Index has been negatively impacted by the underweighting of the very large companies outside of the Fund's regional focus, as a select few stocks have disproportionately driven the Index higher. Recent evidence supporting a broadening market, however, bodes well for the Fund's prospects, given that the Fund's weighted market capitalization remains well below that of the S&P 500 Index.

   Strong earnings growth continues to be a primary focus of the portfolio. We project earnings growth of +21.9% over the next year and +19.4% over the next five years, which compares quite favorably to the +9.1% and +10.0% projected growth rates for the S&P 500 Index over the same time periods. We believe that the valuations of companies held in the Fund are highly attractive, especially in light of superior relative growth rates. For example, the weighted price-to-earnings ratio for companies held in the Fund is 30x (based on 2000 estimates), which is only slightly higher than the S&P 500 Index multiple of 29x. We believe this valuation is compelling, given that the projected earnings growth rate for companies held in the Fund is twice that of the S&P 500 Index over the next year.

   As of December 31st, the Fund was 98% invested in equity securities, up from 95% six months ago. Significant sector weighting changes over the past six months include increases in electronic technology and consumer services, while retail trade and health technology had the largest decrease. Given the Fund's emphasis on growth companies and the dynamic changes occurring within our economy, the electronic technology and technology services sectors are the heaviest weighted sectors within the Fund.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks of companies with their headquarters in Minnesota, Iowa, Missouri, North Dakota, South Dakota, Nebraska, Kansas, Wisconsin, Illinois, Michigan, Indiana, and Ohio. During normal market conditions, at least 80% of the Fund's total assets will be invested in such securities. The Fund emphasizes securities of companies that the Adviser believes have potential for long-term capital growth.


                               PORTFOLIO SUMMARY

                   Net Asset Value 12/31/99:  $14.19 Per Share
                                    6/30/99:  $13.17 Per Share

                           Total Net Assets:  $ 7.9 Million

                Weighted Average Market Cap:  $22.5 Billion


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                        Electronic Technology    20.1
                          Technology Services    15.3
                                      Finance    12.6
                                 Retail Trade    10.4
                            Health Technology     8.0
                            Consumer Services     8.0
                       Producer Manufacturing     5.0
                                    Utilities     4.7
                          Commercial Services     4.1
                       Sectors 3.0% and Under     9.9
                      Cash & Other Net Assets     1.9

                          AVERAGE ANNUAL TOTAL RETURNS*
                          -----------------------------

                       SIT
                    REGIONAL               S&P              RUSSELL
                   GROWTH FUND          500 INDEX          3000 INDEX
                   -----------          ---------          ----------

3 Month**            14.99%              14.88%              16.22%
1 Year               15.55               21.04               20.89
Inception            19.25               24.75               22.51
  (12/31/97)

                            CUMULATIVE TOTAL RETURNS*
                            -------------------------

                       SIT
                    REGIONAL               S&P              RUSSELL
                   GROWTH FUND          500 INDEX          3000 INDEX
                   -----------          ---------          ----------

1 Year               15.55%              21.04%              20.89%
Inception            42.19               55.63               50.08
  (12/31/97)

*AS OF 12/31/99                                                **NOT ANNUALIZED.




--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE S&P 500 INDEX AND THE RUSSELL 3000 INDEX. LIPPER ANALYTICAL SERVICES, INC. IS A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/31/97) and held until 12/31/99 would have grown to $14,219 in the Fund, or $15,563 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.


                                TOP 10 HOLDINGS

                           *  Motorola, Inc.
                           *  Emmis Communications Corp.
                           *  Sprint Corp.
                           *  ADC Telecommunications, Inc.
                           *  Tellabs, Inc.
                           *  Great Plains Software, Inc.
                           *  Gateway 2000, Inc.
                           *  First Data Corp.
                           *  Whittman-Hart, Inc.
                           *  Northern Trust Corp.

                          Total Number of Holdings: 37

SIT REGIONAL GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
QUANTITY            NAME OF ISSUER                           MARKET VALUE ($)(1)
--------------------------------------------------------------------------------
COMMON STOCKS (98.1%) (2)

    COMMERCIAL SERVICES (4.1%)
            3,000   Deluxe Corp.                                        $82,312
            4,500   Ecolab, Inc.                                        176,062
            1,500   Valassis Communications, Inc. (3)                    63,375
                                                                ----------------
                                                                        321,749
                                                                ----------------
    CONSUMER DURABLES (2.0%)
            2,500   Harley-Davidson, Inc.                               160,156
                                                                ----------------

    CONSUMER SERVICES (8.0%)
            3,500   Emmis Communications Corp. (3)                      436,242
            3,500   Tribune Co.                                         192,719
                                                                ----------------
                                                                        628,961
                                                                ----------------
    CONSUMER NON-DURABLES (1.3%)
            3,000   General Mills, Inc.                                 107,250
                                                                ----------------

    ELECTRONIC TECHNOLOGY (20.1%)
            5,000   ADC Telecommunications, Inc. (3)                    362,812
            4,000   Gateway 2000, Inc. (3)                              288,250
            3,000   Motorola, Inc.                                      441,750
            4,500   National Computer Systems, Inc.                     169,313
            5,000   Tellabs, Inc. (3)                                   320,938
                                                                ----------------
                                                                      1,583,063
                                                                ----------------
    FINANCE (12.6%)
            4,500   Aon Corp.                                           180,000
            5,000   Northern Trust Corp.                                265,000
            4,000   Reliastar Financial Corp.                           156,750
            6,000   TCF Financial Corp.                                 149,250
            6,000   Wells Fargo Co.                                     242,625
                                                                ----------------
                                                                        993,625
                                                                ----------------
    HEALTH SERVICES (2.2%)
            3,637   Cardinal Health, Inc.                               174,121
                                                                ----------------

    HEALTH TECHNOLOGY (8.0%)
            2,500   Baxter International, Inc.                          157,031
            2,500   Eli Lilly & Co.                                     166,250
            5,000   Medtronic, Inc.                                     182,188
            5,000   Sybron Int'l Corp. (3)                              123,438
                                                                ----------------
                                                                        628,907
                                                                ----------------
    PROCESS INDUSTRIES (3.0%)
            2,000   H.B. Fuller Co.                                     111,875
            3,500   Monsanto Co.                                        124,688
                                                                ----------------
                                                                        236,563
                                                                ----------------

--------------------------------------------------------------------------------
QUANTITY            NAME OF ISSUER                           MARKET VALUE ($)(1)
--------------------------------------------------------------------------------
    PRODUCER MANUFACTURING (5.0%)
            3,000   Illinois Tool Works, Inc.                           202,687
            2,000   Minnesota Mining & Mfg. Co.                         195,750
                                                                ----------------
                                                                        398,437
                                                                ----------------
    RETAIL TRADE (10.4%)
            3,500   Best Buy, Inc. (3)                                  175,656
            3,500   Dayton Hudson Corp.                                 257,031
            2,500   Kohl's Corp. (3)                                    180,469
            7,000   Walgreen Co.                                        204,750
                                                                ----------------
                                                                        817,906
                                                                ----------------
    TECHNOLOGY SERVICES (15.3%)
            7,500   Ceridian Corp. (3)                                  161,719
            5,500   First Data Corp.                                    271,219
            5,425   Fiserv, Inc. (3)                                    207,845
            4,000   Great Plains Software, Inc. (3)                     299,000
            5,000   Whittman-Hart, Inc. (3)                             268,125
                                                                ----------------
                                                                      1,207,908
                                                                ----------------
    TRANSPORTATION (1.4%)
            2,800   C.H. Robinson Worldwide, Inc.                       111,300
                                                                ----------------

    UTILITIES (4.7%)
            5,500   Sprint Corp.                                        370,219
                                                                ----------------

Total common stocks                                                   7,740,165
                                                                ----------------
    (cost: $5,569,139)

SHORT-TERM SECURITIES (1.9%) (2)
          147,000   Sit Money Market Fund, 5.35% (6)                    147,000
                                                                ----------------
    (cost: $147,000)

Total investments in securities
    (cost: $5,716,139) (7)                                           $7,887,165
                                                               =================

         See accompanying notes to portfolios of investments on page 38.

                  This page has been left blank intentionally.

[PHOTO]   SIT MID CAP GROWTH FUND
          SIX MONTHS ENDED DECEMBER 31, 1999
          ----------------------------------------------------------------------
          EUGENE C. SIT, CFA, SENIOR PORTFOLIO MANAGER
          ERIK S. ANDERSON, CFA, SENIOR PORTFOLIO MANAGER

   The Sit Mid Cap Growth Fund returned +51.9% during the second half of 1999 and produced a calendar 1999 return of +70.7%. This compares favorably with the +7.3% semi-annual return and +14.7% calendar return for the S&P MidCap 400 Index.
   Over the past year, small and mid cap stocks posted improved returns relative to larger cap issues, we attribute this outperformance to extreme undervaluation and renewed investor confidence in the global economic environment. In addition, the accelerating pace of change within technology has led to surging performance of many dynamic small- and mid-sized technology companies. This sector's performance has been strong enough to almost single-handedly drive most small and mid cap indices higher. Indeed, the Fund's excess return over the S&P MidCap 400 Index is largely attributable to its overweighted position and favorable stock selection within the electronic technology and technology services sectors.
   These sectors within the Fund posted a combined return of nearly 100% over the past six months. Several large holdings, including JDS Uniphase, QUALCOMM, Applied Micro Circuits and Check Point Software, posted returns of over +200% for the period. Although such remarkable performance cannot be expected to persist in the future, we believe the fundamentals underlying this strong stock performance support continued overweighted position in the technology sectors.
   Along with the Fund's positioning in other high growth sectors, technology investments are a key element underlying the strong projected earnings growth for companies held in the Fund, which we currently estimate at 37.0% for 2000 and 33.2% over the next five years. This compares quite favorably with the S&P 500 Index estimated 2000 earnings growth of 9.1% and 5-year projected growth rate of 10.0%.
   In terms of sector weightings, electronic technology, consumer services and technology services showed the largest increases over the past six months. New purchases included QUALCOMM, International Speedway, Siebel Systems and VERITAS Software. Significant sector weighting decreases occurred in health technology, retail trade and finance through the sale of Biogen, Boston Scientific, Elan, Staples and Mutual Risk Management. As of December 31st, the Fund was 97% invested in equity securities.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Sit Mid Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in the common stocks of growth companies with a capitalization of $2 billion to $15 billion at the time of purchase.


                               PORTFOLIO SUMMARY

                   Net Asset Value 12/31/99:  $ 20.69 Per Share
                                    6/30/99:  $ 14.54 Per Share

                           Total Net Assets:  $510.5 Million

                Weighted Average Market Cap:  $ 16.3 Billion

                             TOTAL DIVIDEND:  $  1.23 PER SHARE
                     Long-Term Capital Gain:  $  1.23 Per Share


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                        Electronic Technology    37.9
                          Technology Services    23.6
                            Health Technology     7.8
                            Consumer Services     7.1
                                      Finance     6.4
                                    Utilities     4.8
                                 Retail Trade     4.6
                           Sectors Under 2.0%     5.2
                      Cash & Other Net Assets     2.6

                          AVERAGE ANNUAL TOTAL RETURNS*
                          -----------------------------

                       SIT                 S&P               RUSSELL
                     MID CAP              MIDCAP             MID CAP
                   GROWTH FUND          400 INDEX         GROWTH INDEX
                   -----------          ---------         ------------

3 Month**            45.95%               17.19%              39.47%
1 Year               70.65                14.72               51.29
5 Year               28.43                23.05               28.02
10 Year              19.60                17.32               18.96
Inception            20.78                18.77                --
  (9/2/82)

                            CUMULATIVE TOTAL RETURNS*
                            -------------------------

                       SIT                 S&P               RUSSELL
                     MID CAP             MIDCAP              MID CAP
                   GROWTH FUND          400 INDEX         GROWTH INDEX
                   -----------          ---------         ------------

1 Year                70.65%              14.72%              51.29%
5 Year               249.46              182.14              243.93
10 Year              499.04              394.06              467.35
Inception           2542.12             1872.95                --
  (9/2/82)

*AS OF 12/31/99                                                **NOT ANNUALIZED.




--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL MID CAP GROWTH INDEX AND THE S&P MIDCAP 400 INDEX.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/31/82) and held until 12/31/99 would have grown to $264,212 in the Fund, or $197,295 in the S&P MidCap 400 Index assuming reinvestment of all dividends and capital gains.


                                TOP 10 HOLDINGS

                          *  JDS Uniphase Corp.
                          *  QUALCOMM, Inc.
                          *  Applied Micro Circuits Corp.
                          *  Check Point Software Tech., Ltd.
                          *  Xilinx, Inc.
                          *  Legato Systems, Inc.
                          *  Dendrite International, Inc.
                          *  Vitesse Semiconductor Corp.
                          *  Biogen, Inc.
                          *  AMFM, Inc.

                          Total Number of Holdings: 73

SIT MID CAP GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
QUANTITY                 NAME OF ISSUER                      MARKET VALUE ($)(1)
--------------------------------------------------------------------------------
COMMON STOCKS (97.4%) (2)

   COMMERCIAL SERVICES (0.4%)
                23,000   Omnicom Group, Inc.                         $2,300,000
                                                               -----------------

   CONSUMER DURABLES (1.3%)
                26,800   Electronic Arts, Inc. (3)                    2,251,200
                65,800   Harley-Davidson, Inc.                        4,215,313
                                                               -----------------
                                                                      6,466,513
                                                               -----------------
   CONSUMER NON-DURABLES (1.2%)
               114,800   Dial Corp.                                   2,791,075
                67,700   Estee Lauder Companies, Inc.                 3,414,619
                                                               -----------------
                                                                      6,205,694
                                                               -----------------
   CONSUMER SERVICES (7.1%)
               143,700   AMFM, Inc. (3)                              11,244,525
               133,500   Adelphia Communications Corp. (3)            8,760,937
                35,700   BEA Systems, Inc. (3)                        2,496,769
                30,100   EchoStar Communications Corp. (3)            2,934,750
               111,000   International Speedway Corp.                 5,591,625
                34,800   UnitedGlobalCom, Inc. (3)                    2,457,750
                24,900   Univision Communications, Inc. (3)           2,544,469
                                                               -----------------
                                                                     36,030,825
                                                               -----------------
   ELECTRONIC TECHNOLOGY (37.9%)
               117,200   ADC Telecommunications, Inc. (3)             8,504,325
                58,800   ASM Lithography Hldg., A.D.R. (3)            6,688,500
                85,100   Analog Devices, Inc. (3)                     7,914,300
               157,000   Applied Micro Circuits Corp. (3)            19,978,250
                75,200   Asyst Technologies, Inc. (3)                 4,930,300
                16,900   Brocade Communications Systems,
                           Inc. (3)                                   2,991,300
                56,900   Comverse Technology, Inc. (3)                8,236,275
               189,000   JDS Uniphase Corp. (3)                      30,488,062
               145,400   Jabil Circuit, Inc. (3)                     10,614,200
                93,500   Lexmark International Group, Inc. (3)        8,461,750
                76,200   Linear Technology Corp.                      5,453,062
               114,700   Maxim Integrated Products, Inc. (3)          5,412,406
                29,100   Network Appliance, Inc. (3)                  2,417,119
                 1,200   PE Corp-PE Biosystems Group                    144,375
               135,200   QUALCOMM, Inc. (3)                          23,812,100
                93,150   Symbol Technologies, Inc.                    5,920,847
               148,600   Teradyne, Inc. (3)                           9,807,600
               254,600   Vitesse Semiconductor Corp. (3)             13,350,587
               408,800   Xilinx, Inc. (3)                            18,587,625
                                                               -----------------
                                                                    193,712,983
                                                               -----------------

--------------------------------------------------------------------------------
QUANTITY                 NAME OF ISSUER                      MARKET VALUE ($)(1)
--------------------------------------------------------------------------------
   ENERGY MINERALS (1.9%)
                88,200   Devon Energy Corp.                           2,899,575
               290,500   EOG Resources, Inc.                          5,101,906
                66,700   Newfield Exploration Co. (3)                 1,784,225
                                                               -----------------
                                                                      9,785,706
                                                               -----------------
   FINANCE (6.4%)
               283,300   Ace, Ltd.                                    4,727,569
               110,500   Aon Corp.                                    4,420,000
                70,000   Kansas City Southern Industries, Inc.        5,223,750
               125,200   ReliaStar Financial Corp.                    4,906,275
                84,400   T. Rowe Price & Associates                   3,117,525
               230,200   TCF Financial Corp.                          5,726,225
                27,300   The Goldman Sachs Group, Inc.                2,571,319
                32,900   Zions Bancorporation                         1,947,269
                                                               -----------------
                                                                     32,639,932
                                                               -----------------
   HEALTH SERVICES (0.4%)
                82,300   IMS Health, Inc.                             2,237,531
                                                               -----------------

   HEALTH TECHNOLOGY (7.8%)
               155,600   Biogen, Inc. (3)                            13,148,200
               166,800   Elan Corp., A.D.R. (3)                       4,920,600
                87,400   Immunex Corp. (3)                            9,570,300
                60,200   MedImmune, Inc. (3)                          9,985,675
                37,600   VISX, Inc. (3)                               1,945,800
                                                               -----------------
                                                                     39,570,575
                                                               -----------------
   RETAIL TRADE (4.6%)
                84,100   Bed Bath & Beyond, Inc. (3)                  2,922,475
                90,500   Best Buy Co., Inc. (3)                       4,541,969
               135,400   Kohl's Corp. (3)                             9,774,187
                62,100   Tandy Corp.                                  3,054,544
                36,700   Tiffany & Co.                                3,275,475
                                                               -----------------
                                                                     23,568,650
                                                               -----------------
   TECHNOLOGY SERVICES (23.6%)
                96,800   BMC Software, Inc. (3)                       7,737,950
               225,000   Ceridian Corp. (3)                           4,851,563
                95,700   Check Point Software Tech., Ltd. (3)        19,020,375
                88,800   Computer Sciences Corp. (3)                  8,402,700
               404,700   Dendrite International, Inc. (3)            13,709,212
                16,900   DoubleClick, Inc. (3)                        4,276,756
               246,075   Fiserv, Inc. (3)                             9,427,748
                 7,500   I2 Technologies, Inc. (3)                    1,462,500
                38,300   InfoSpace.com, Inc. (3)                      8,196,200

--------------------------------------------------------------------------------
QUANTITY                 NAME OF ISSUER                      MARKET VALUE ($)(1)
--------------------------------------------------------------------------------
               103,400   Inktomi Corp. (3)                            9,176,750
               263,700   Legato Systems, Inc. (3)                    18,145,856
                10,300   RealNetworks, Inc. (3)                       1,239,219
                56,900   Siebel Systems, Inc. (3)                     4,779,600
                18,800   Vignette Corp. (3)                           3,064,400
                 8,900   VeriSign, Inc. (3)                           1,699,344
                36,700   VERITAS Software Corp. (3)                   5,252,688
                                                               -----------------
                                                                    120,442,861
                                                               -----------------
   UTILITIES (4.8%)
                71,000   Allegiance Telecom, Inc. (3)                 6,549,750
               135,400   Global TeleSystems Group, Inc. (3)           4,688,225
               101,100   NEXTLINK Communications, Inc. (3)            8,397,619
                37,100   Telephone and Data Systems, Inc.             4,674,600
                                                               -----------------
                                                                     24,310,194
                                                               -----------------

Total common stocks                                                 497,271,464
                                                               -----------------
   (cost: $248,259,266)

SHORT-TERM SECURITIES (2.2%) (2)
               931,000   American Express Credit Corp.,
                           1.50%, 1/3/00                                930,922
            10,547,000   Sit Money Market Fund, 5.35% (6)            10,547,000
                                                               -----------------

Total short-term securities                                          11,477,922
                                                               -----------------
   (cost: $11,477,922)


Total investments in securities
   (cost: $259,737,188) (7)                                        $508,749,386
                                                               =================

         See accompanying notes to portfolios of investments on page 38.

[PHOTO]   SIT INTERNATIONAL GROWTH FUND REVIEW
          SIX MONTHS ENDED DECEMBER 31, 1999
          ----------------------------------------------------------------------
          SENIOR PORTFOLIO MANAGERS
          EUGENE C. SIT, CFA * ANDREW B. KIM, CFA * ROGER J. SIT

   The Sit International Growth Fund gained 48.2% for the six months ended December 31, 1999 compared with the MSCI EAFE Index return of +22.1% and the Lipper International Fund Index return of +28.9%. The Fund's return for 1999 was +50.8% compared with gains of 27.0% for the MSCI Index and 37.8% for the Lipper Index. The Fund's outperformance had been primarily led by the portfolio's Japanese and European holdings. The sector leaders continued to be information technology services, telecommunications, technology and retailers.
   The returns for the Fund's European holdings increased substantially in the December quarter, up 43%, after being up only 1% in the September quarter. European markets reacted favorably over the last three months, as investor sentiment has become more positive. Structural and financial reforms are being proposed and implemented. Merger and acquisition activity more than doubled in 1999 as European companies sought pan-European alliances and cross border deals with rivals. Consolidation in the telecommunications and financial service sectors is expected to continue. Lastly, companies are benefiting from increasing exports, supported by the weak euro, as global growth accelerates. We believe European equities will continue to outperform as economies improve, corporate restructuring and consolidation continues, and Europe closes the technology gap with the U.S.
   The Fund's Japanese holdings continued to perform strongly, up 36.9% in the December quarter, on top of the 36.8% in the preceding quarter. Foreign and domestic investors have taken an optimistic view as corporate restructuring gathers speed. As with Europe, focus is on the global technology boom concentrated on telecommunications, Internet and service-related industries. Our Japanese portfolio has greatly benefited by the price appreciation in these sectors. Our non-Japan Asia investments remain directed toward semiconductor and contract manufacturers.
   We expect to maintain the Fund's European weighting in the mid 50% area and the Japan weighting around 30% as we begin the new calendar year. We believe capital flows will favor these markets. We also intend to retain our sector preferences in those industries that have long-term growth opportunities: technology, telecommunications and service.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Sit International Growth Fund is to achieve long-term growth of capital by investing in equity securities of issuers domiciled outside the United States. The Fund's investment objective reflects the belief that long-term investment planning should include the investment opportunities that exist outside the U.S.

     The Fund selects its investments based on the characteristics of the particular markets and economies of the countries in which it invests. Emphasis is placed on identifying securities of companies believed to be undervalued in the marketplace in relation to factors such as the company's revenues, earnings, assets and long-term competitive position which over time will enhance the equity value of the company.


                               PORTFOLIO SUMMARY

                   Net Asset Value 12/31/99:  $ 26.20 Per Share
                                    6/30/99:  $ 18.77 Per Share

                           Total Net Assets:  $136.2 Million

                Weighted Average Market Cap:  $ 81.7 Billion
                             TOTAL DIVIDEND:  $  1.51 PER SHARE
                     Long-Term Capital Gain:  $  1.28 Per Share
                            Ordinary Income:  $  0.23 Per Share


                         PORTFOLIO STRUCTURE - BY REGION
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                                 Sit Int'l       Morgan Stanley
                                Growth Fund        EAFE Index

                Europe Other       30.9               26.5
                       Japan       29.0               27.4
         France, Germany, UK       23.1               40.0
               Pacific Basin        9.5                6.1
               North America        2.3                0.0
          Africa/Middle East        1.2                0.0
               Latin America        0.5                0.0
     Cash & Other Net Assets        3.5                0.0

                          AVERAGE ANNUAL TOTAL RETURNS*
                          -----------------------------

                       SIT            MORGAN STANLEY         LIPPER
                  INTERNATIONAL        CAPITAL INT'L          INT'L
                   GROWTH FUND          EAFE INDEX            INDEX
                   -----------          ----------            -----

3 Month**            38.12%               16.99%              24.73%
1 Year               50.77                26.96               37.83
3 Year               23.41                15.74               18.53
5 Year               17.79                12.83               15.96
Inception            16.52                10.73               13.66
  (11/1/91)

                            CUMULATIVE TOTAL RETURNS*
                            -------------------------

                       SIT            MORGAN STANLEY         LIPPER
                  INTERNATIONAL        CAPITAL INT'L          INT'L
                   GROWTH FUND          EAFE INDEX            INDEX
                   -----------          ----------            -----

1 Year               50.77%               26.96%              37.83%
3 Year               87.97                55.06               66.54
5 Year              126.77                82.87              109.67
Inception           248.91               130.05              184.69
  (11/1/91)

*AS OF 12/31/99                                                **NOT ANNUALIZED.




--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE (EUROPE, AUSTRALIA, FAR EAST) INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                               GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (11/1/91) and held until 12/31/99 would have grown to $34,891 in the Fund, or $23,005 in the Morgan Stanley EAFE Index assuming reinvestment of all dividends and capital gains.


                         PORTFOLIO STRUCTURE - BY REGION
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                                    Utilities    19.9
                        Electronic Technology    18.8
                                      Finance    18.5
                          Technology Services    15.9
                                 Retail Trade     6.8
                            Health Technology     5.2
                       Producer Manufacturing     4.8
                           Sectors Under 3.0%     6.6
                      Cash & Other Net Assets     3.5

SIT INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999 (UNAUDITED)


                                TOP 10 HOLDINGS

                   *  Nokia Corp., A.D.R.
                   *  NTT Mobile Communications Network, Inc.
                   *  Seven Eleven Japan
                   *  NTT Data Corp.
                   *  Mannesmann, A.G.
                   *  CMG, p.l.c.
                   *  Orix Corp.
                   *  Misys, p.l.c.
                   *  Telefonica, S.A.
                   *  Tietoenator Corp.

                          Total Number of Holdings: 81

--------------------------------------------------------------------------------
QUANTITY               NAME OF ISSUER                        MARKET VALUE ($)(1)
--------------------------------------------------------------------------------
COMMON STOCKS (95.8%)(2)

   AFRICA/ MIDDLE EAST (1.2%)
     ISRAEL (0.7%)
               6,400   Comverse Technology, Inc. (Electronic
                         Technology) (3)                               $926,400
                                                                ----------------
     SOUTH AFRICA (0.5%)
             242,280   Old Mutual, p.l.c. (Finance) (3)                 659,433
                                                                ----------------

   ASIA (37.8%)
     AUSTRALIA (1.3%)
             131,007   Colonial, Ltd. (Finance) (3)                     585,702
              88,900   Telstra Corp., Ltd. (Utilities)                  483,245
             202,040   Telstra Corp., Ltd. Installment
                         Receipts (Utilities)                           712,273
                                                                ----------------
                                                                      1,781,220
                                                                ----------------
     HONG KONG (2.4%)
              63,000   Cheung Kong Hldgs., Ltd. (Industrial
                         Services)                                      800,315
             140,000   China Telecom, Ltd. (Utilities)                  875,281
             226,000   Citic Pacific, Ltd. (Utilities)                  850,389
              57,600   HSBC Holdings, p.l.c. (Finance)                  807,667
                                                                ----------------
                                                                      3,333,652
                                                                ----------------
     JAPAN (28.3%)
              27,200   AFLAC, Inc. (Finance)                          1,283,500
             223,000   Asahi Bank, Ltd. (Finance)                     1,375,061
                  59   East Japan Railway Co. (Transportation)          318,185
                 240   NTT Data Corp. (Tech. Services)                5,520,211
                 180   NTT Mobile Communications Network,
                         Inc. (Ord.) (Utilities)                      6,923,755
              29,000   Nihon Unisys, Ltd. (Tech. Services)              999,119
                 102   Nippon Telephone (Utilities)                   1,747,088
              18,800   Orix Corp. (Finance)                           4,235,842
              14,000   Ryohin Keikaku Co., Ltd. (Retail Trade)        2,810,414

--------------------------------------------------------------------------------
QUANTITY               NAME OF ISSUER                        MARKET VALUE ($)(1)
--------------------------------------------------------------------------------
              36,000   Seven Eleven Japan (Retail Trade)              5,708,134
               1,800   Softbank Corp. (Technology Services)           1,723,011
              50,000   Takeda Chemical Industries
                         (Health Technology)                          2,471,371
             128,000   The Fuji Bank, Ltd. (Finance)                  1,244,044
             172,000   The Nikko Securities Co., Ltd. (Finance)       2,176,725
                                                                ----------------
                                                                     38,536,460
                                                                ----------------
     TAIWAN (1.5%)
             172,200   Hon Hai Precision Industry (Electronic
                         Technology) (3)                              1,283,887
              15,700   Taiwan Semiconductor Mfg. Co.,
                         A.D.R. (Electronic Technology) (3)             706,500
                                                                ----------------
                                                                      1,990,387
                                                                ----------------
     SINGAPORE (2.2%)
              48,846   DBS Group Holdings, Ltd. (Finance)               800,658
             167,000   Natsteel Electronics, Ltd. (Electronic
                         Technology)                                    882,378
             109,000   Venture Mfg., Ltd. (Electronic Tech.)          1,250,015
                                                                ----------------
                                                                      2,933,051
                                                                ----------------
     SOUTH KOREA (1.5%)
               8,764   Samsung Electronics (Electronic Tech.)         2,053,037
                                                                ----------------

     THAILAND (0.6%)
              50,500   Advanced Info Services (Utilities)               847,365
                                                                ----------------

   EUROPE (54.0%)
     BELGIUM (0.6%)
              17,600   UCB, S.A. (Health Technology)                    763,173
                                                                ----------------

     FINLAND (7.8%)
              40,900   Nokia Corp., A.D.R. (Electronic Tech.)         7,771,000
              46,360   Tietoenator Corp. (Technology Services)        2,895,159
                                                                ----------------
                                                                     10,666,159
                                                                ----------------
     FRANCE (7.4%)
              14,520   AXA-UAP (Finance)                              2,024,138
              38,200   Alstom, A.D.R. (Producer Mfg.)                 1,273,587
               3,894   Carrefour, S.A. (Retail Trade)                   718,161
               9,430   France Telecom, S.A. (Utilities)               1,247,136
               6,560   Groupe Danone (Cons. Non-Durables)             1,546,169
               1,615   L'oreal Co. (Consumer Non-Durables)            1,295,674
              12,800   STMicroelectronics, A.D.R. (Electronic
                         Technology)                                  1,938,400
                                                                ----------------
                                                                     10,043,265
                                                                ----------------
     GERMANY (7.0%)
               3,397   Allianz, A.G. (Finance)                        1,141,113
              21,930   Deutsche Telekom, A.G. (Utilities)             1,561,692
              10,350   Epcos, A.G. (Electronic Technology) (3)          776,666
              21,677   Mannesmann, A.G. (Producer Mfg.)               5,284,005
               1,250   SAP Preferred (Technology Services)              752,920
                                                                ----------------
                                                                      9,516,396
                                                                ----------------

--------------------------------------------------------------------------------
QUANTITY               NAME OF ISSUER                        MARKET VALUE ($)(1)
--------------------------------------------------------------------------------
     IRELAND (1.3%)
             136,800   Bank of Ireland (Finance)                      1,088,556
              23,400   Elan Corp., p.l.c., A.D.R. (Health
                         Technology) (3)                                690,300
                                                                ----------------
                                                                      1,778,856
                                                                ----------------
     ITALY (5.2%)
             224,300   Banca Fideuram (Finance)                       2,656,892
             106,000   Enel Spa (Utilities) (3)                         444,157
             123,000   Telecom Italia (Utilities)                     1,734,485
             203,200   Telecom Italia Mobile Spa (Utilities)          2,269,826
                                                                ----------------
                                                                      7,105,360
                                                                ----------------
     NETHERLANDS (8.2%)
              15,500   ASM Lithography Holding, A.D.R.
                         (Electronic Technology) (3)                  1,763,125
              13,940   Aegon N.V., A.D.R. (Finance)                   1,331,230
              60,360   CMG, p.l.c. (Technology Services)              4,492,944
               8,000   Equant, A.D.R. (Technology Services)             896,000
              22,640   Libertel N.V. (Elec. Technology) (3)             592,908
               7,900   Royal Dutch Petroleum, A.D.R.
                         (Energy Minerals)                              477,456
               8,040   United Pan-Europe Communications
                         N.V. (Consumer Services) (3)                 1,028,483
              18,064   Wolters Kluwer (Commercial Svcs.)                611,351
                                                                ----------------
                                                                     11,193,497
                                                                ----------------
     SPAIN (3.7%)
              52,640   Argentaria (Finance)                           1,236,995
               5,000   Jazztel, A.D.R. (Electronic Tech.) (3)           325,625
             126,335   Telefonica, S.A. (Utilities)                   3,155,824
               6,400   Terra Networks, S.A. (Technology
                         Services) (3)                                  349,717
                                                                ----------------
                                                                      5,068,161
                                                                ----------------
     SWEDEN (1.7%)
              18,200   L.M. Ericsson Telephone Co., A.D.R.
                         (Electronic Technology)                      1,195,513
              60,800   Securitas AB (Commercial Svcs.)                1,100,517
                                                                ----------------
                                                                      2,296,030
                                                                ----------------
     SWITZERLAND (2.4%)
                 675   Novartis, A.G. (Health Technology)               991,114
                  50   Roche Holdings, A.G. (Health Tech.)              593,481
               2,870   Zurich Allied, AG (Finance)                    1,636,601
                                                                ----------------
                                                                      3,221,196
                                                                ----------------
     UNITED KINGDOM (8.7%)
              21,454   AstraZeneca Group, p.l.c. (Health
                         Technology)                                    907,786
              19,200   BP Amoco, A.D.R. (Energy Minerals)             1,138,800
              52,800   British Telecom, p.l.c. (Utilities)            1,290,405
              72,126   Lloyds TSB Group, p.l.c. (Finance)               902,332
             260,535   Misys, p.l.c. (Technology Services)            4,061,127
              23,305   Pearson, p.l.c. (Consumer Services)              754,397

--------------------------------------------------------------------------------
QUANTITY               NAME OF ISSUER                        MARKET VALUE ($)(1)
--------------------------------------------------------------------------------
               9,600   SmithKline Beecham, p.l.c., A.D.R.
                         (Health Technology)                            618,600
              58,800   Thus, p.l.c. (Utilities) (3)                     368,521
              38,000   Vodafone Airtouch, A.D.R. (Utilities)          1,881,000
                                                                ----------------
                                                                     11,922,968
                                                                ----------------
   LATIN AMERICA (0.5%)
     MEXICO (0.5%)
               5,700   Telefonos de Mexico S.A., A.D.R.
                         (Utilities)                                    641,250
                                                                ----------------

   NORTH AMERICA (2.3%)
     CANADA (2.3%)
               6,600   Nortel Networks Corp. (Electronic
                         Technology)                                    666,600
              15,900   PMC-Sierra, Inc., A.D.R. (Electronic
                         Technology) (3)                              2,548,969
                                                                ----------------
                                                                      3,215,569
                                                                ----------------

Total common stocks                                                 130,492,885
                                                                ----------------
   (cost: $55,551,487)

STRUCTURED NOTE (0.7%) (2)
                 371   Sony Corp. (Currency Protected,
                         Equity-Linked), 7.50%, 5/8/00 (8)              935,634
                                                                ----------------
   (cost: $717,236)

SHORT TERM SECURITIES (5.5%) (2)
           7,427,000   Sit Money Market Fund, 5.35% (6)               7,427,000
                                                                ----------------
   (cost: $7,427,000)

Total investments in securities
   (cost: $66,695,723) (7)                                         $138,855,519
                                                                ================

         See accompanying notes to portfolios of investments on page 38.

[PHOTO]   SIT SMALL CAP GROWTH FUND
          SIX MONTHS ENDED DECEMBER 31, 1999
          ----------------------------------------------------------------------
          EUGENE C. SIT, CFA, SENIOR PORTFOLIO MANAGER

   The Sit Small Cap Growth Fund returned +83.9% over the last six months and +108.6% for the calendar year. This compares favorably to the six-month return of +11.0% and the 1999 return of +21.3% for the Russell 2000 Index. The Fund's annual return ranked in the 12th percentile of the 263 small cap growth funds ranked by Lipper Analytical Services. For the 3-year and 5-year periods, the Fund ranked in the 25th percentile out of 165 funds and 9th percentile out of 91 funds, respectively.
   In 1999, small stocks rebounded after three years of underperformance relative to larger capitalization issues. Given that there is still a significant valuation gap between large and small cap stocks, we believe smaller-capitalization outperformance may be in the early stages. The technology sector remains a key driver of small stock performance, as innovation within the "new economy" is opening up investment opportunities in dynamic industries such as telecommunications, the Internet and biotechnology. A significant overweighting in the technology sector was a key factor underlying the Fund's strong performance relative to the Russell 2000 Index. We estimate that over the past six months, the Fund's positions in the electronic technology and technology services sectors returned +152.0% and +103.7%, respectively, compared to the +59.4% and +86.5% return for the same sectors within the Russell 2000 Index. Four of the Fund's largest positions, including JDS Uniphase, Applied Micro Circuits, SDL and Sapient, posted six-month returns in excess of 200%. Given the dynamic investment opportunities within the sector, the Fund will continue to hold a significantly overweighted position across many different industries within technology.
   We believe the equity market's focus on strong earnings growth has been a key element behind the Fund's performance. The projected earnings growth rates for companies held in the Fund is 37.7% for 2000 and 35.6% over the next five years. This compares to a growth rate of 9.1% and 10.0% over the next 1-year and 5-year periods, respectively, for the S&P 500.
    The most significant sector weighting increases occurred in the electronic technology and health technology sectors. Weightings decreased in the finance and utilities sectors. As of December 31, 1999, the Fund was 95.5% invested in equity securities.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in the common stocks of small growth companies that have a capitalization of $2.5 billion or less at the time of purchase.

     In addition, the Fund may purchase securities convertible into common stocks, preferred stocks and warrants. The Fund may invest in securities not listed on a national securities exchange but generally such securities will have an established over-the-counter market.


                               PORTFOLIO SUMMARY

                   Net Asset Value 12/31/99:  $ 33.61 Per Share
                                    6/30/99:  $ 18.28 Per Share

                           Total Net Assets:  $102.9 Million

                Weighted Average Market Cap:  $  6.2 Billion


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                        Electronic Technology    34.1
                          Technology Services    21.2
                            Health Technology    13.9
                                      Finance     6.5
                            Consumer Services     5.0
                                    Utilities     4.8
                           Sectors Under 3.0%    10.0
                      Cash & Other Net Assets     4.5

                          AVERAGE ANNUAL TOTAL RETURNS*
                          -----------------------------

                      SIT                                  RUSSELL
                   SMALL CAP         RUSSELL 2000           2000
                  GROWTH FUND            INDEX          GROWTH INDEX
                  -----------        ------------       ------------

3 Month**            64.59%             18.44%             33.39%
1 Year              108.63              21.26              43.10
3 Year               31.80              13.08              17.84
5 Year               31.99              16.69              18.99
Inception            31.26              16.00              18.85
  (7/1/94)

                            CUMULATIVE TOTAL RETURNS*
                            -------------------------

                      SIT                                  RUSSELL
                   SMALL CAP         RUSSELL 2000           2000
                  GROWTH FUND            INDEX          GROWTH INDEX
                  -----------        ------------       ------------

1 Year              108.63%             21.26%             43.10%
3 Year              128.96              44.60              63.62
5 Year              300.57             116.37             138.55
Inception           346.92             126.34             158.87
  (7/1/94)

*AS OF 12/31/99                                                **NOT ANNUALIZED.




--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL 2000 INDEX. LIPPER ANALYTICAL SERVICES, INC. IS A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                               GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (7/1/94) and held until 12/31/99 would have grown to $44,692 in the Fund, or $22,634 in the Russell 2000 Index assuming reinvestment of all dividends and capital gains.


                                TOP 10 HOLDINGS

                        *  JDS Uniphase Corp.
                        *  Applied Micro Circuits Corp.
                        *  Sapient Corp.
                        *  PMC-Sierra, Inc.
                        *  Legato Systems, Inc.
                        *  SDL, Inc.
                        *  Emmis Communications Corp.
                        *  RSA Security, Inc.
                        *  Dendrite International, Inc.
                        *  Progenics Pharmaceuticals, Inc.

                          Total Number of Holdings: 70

SIT SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
QUANTITY                NAME OF ISSUER                       MARKET VALUE ($)(1)
--------------------------------------------------------------------------------
COMMON STOCKS (95.5%) (2)

   COMMERCIAL SERVICES (1.8%)
               12,000   CBT Group, A.D.R. (3)                          $402,000
               55,000   Profit Recovery Group, Inc. (3)               1,460,937
                                                                 ---------------
                                                                      1,862,937
                                                                 ---------------
   CONSUMER SERVICES (5.0%)
               28,900   Emmis Communications Corp. (3)                3,602,114
               21,500   Jones Intercable, Inc. (3)                    1,490,219
                                                                 ---------------
                                                                      5,092,333
                                                                 ---------------
   ELECTRONIC TECHNOLOGY (34.1%)
               38,500   Applied Micro Circuits Corp. (3)              4,899,125
               33,500   Asyst Technologies, Inc. (3)                  2,196,344
               43,500   Burr-Brown Corp. (3)                          1,571,437
               13,500   Carrier Access Corp. (3)                        908,719
                6,100   Cobalt Networks, Inc. (3)                       661,088
                3,000   Extreme Networks, Inc. (3)                      250,500
               45,000   Flextronics International, Ltd. (3)           2,070,000
               11,500   Gilat Satellite Networks, Ltd. (3)            1,365,625
               39,000   JDS Uniphase Corp. (3)                        6,291,187
                3,500   Juniper Networks, Inc. (3)                    1,190,000
               27,500   PMC-Sierra, Inc. (3)                          4,408,594
               25,400   RF Micro Devices, Inc. (3)                    1,738,312
               38,000   RSA Security, Inc. (3)                        2,945,000
               18,000   SDL, Inc. (3)                                 3,924,000
                2,000   Sycamore Networks, Inc. (3)                     616,000
                                                                 ---------------
                                                                     35,035,931
                                                                 ---------------
   ENERGY MINERALS (1.3%)
               50,500   Newfield Exploration Co. (3)                  1,350,875
                                                                 ---------------

   FINANCE (6.5%)
               30,000   Arthur J. Gallagher & Co.                     1,942,500
               38,500   Federated Investors, Inc.                       772,406
               10,000   InsWeb Corp. (3)                                255,625
               26,500   Legg Mason, Inc.                                960,625
               29,000   Protective Life Corp.                           922,562
               39,325   Queens County Bancorp, Inc.                   1,066,691
               94,000   Scottish Annuity & Life Hldgs., Ltd.            769,625
                                                                 ---------------
                                                                      6,690,034
                                                                 ---------------
   HEALTH SERVICES (1.1%)
               11,500   Allscripts, Inc. (3)                            506,000
               35,500   Stericycle, Inc. (3)                            667,844
                                                                 ---------------
                                                                      1,173,844
                                                                 ---------------
   HEALTH TECHNOLOGY (13.9%)
                9,000   Affymetrix, Inc. (3)                          1,527,187
               14,500   Alexion Pharmaceuticals, Inc. (3)               436,813
               71,500   Biosite Diagnostics, Inc. (3)                 1,144,000
                5,500   Celera Genomics (3)                             819,500
               39,000   Guilford Pharmaceuticals, Inc. (3)              663,000

--------------------------------------------------------------------------------
QUANTITY                NAME OF ISSUER                       MARKET VALUE ($)(1)
--------------------------------------------------------------------------------
               50,000   I-Stat Corp. (3)                                725,000
               20,000   IDEC Pharmaceuticals Corp. (3)                1,965,000
               10,500   Maxygen, Inc. (3)                               745,500
                4,000   Millenium Pharmaceuticals, Inc. (3)             488,000
                9,500   Novoste Corp. (3)                               156,750
               47,500   Progenics Pharmaceuticals, Inc. (3)           2,321,562
               17,100   Protein Design Labs, Inc. (3)                 1,197,000
               13,000   QLT PhotoTherapeutics, Inc. (3)                 763,750
                6,500   Sepracor, Inc. (3)                              644,719
               30,000   Ventana Medical Systems, Inc. (3)               746,250
                                                                 ---------------
                                                                     14,344,031
                                                                 ---------------
   PROCESS INDUSTRIES (0.9%)
               23,500   Millipore Corp.                                 907,688
                                                                 ---------------

   PRODUCER MANUFACTURING (0.6%)
               11,500   C & D Technologies, Inc.                        488,750
                5,300   Kennametal, Inc.                                178,213
                                                                 ---------------
                                                                        666,963
                                                                 ---------------
   RETAIL TRADE (2.2%)
               10,000   AnnTaylor Stores Corp. (3)                      344,375
               48,700   Cost Plus, Inc. (3)                           1,734,937
               13,000   PlanetRX.Com, Inc. (3)                          188,500
                                                                 ---------------
                                                                      2,267,812
                                                                 ---------------
   TECHNOLOGY SERVICES (21.2%)
               22,000   BISYS Group, Inc. (3)                         1,435,500
                3,500   Business Objects S.A., A.D.R. (3)               467,688
               11,500   Cais Internet, Inc. (3)                         408,250
               79,250   Dendrite International, Inc. (3)              2,684,594
               20,000   Great Plains Software, Inc. (3)               1,495,000
               20,000   Inktomi Corp. (3)                             1,775,000
                3,000   Internap Network Services Corp. (3)             519,000
               60,000   Legato Systems, Inc. (3)                      4,128,750
                9,000   Portal Software, Inc. (3)                       925,875
               12,932   PSINet, Inc. (3)                                798,551
               34,000   Sapient Corp. (3)                             4,791,875
                6,000   VerticalNet, Inc. (3)                           984,000
               26,000   Whittman-Hart, Inc. (3)                       1,394,250
                                                                 ---------------
                                                                     21,808,333
                                                                 ---------------
   TRANSPORTATION (2.1%)
               25,000   C.H. Robinson Worldwide, Inc.                   993,750
               26,500   Eagle USA Airfreight, Inc. (3)                1,142,812
                                                                 ---------------
                                                                      2,136,562
                                                                 ---------------
   UTILITIES (4.8%)
               27,500   Adelphia Business Solutions, Inc. (3)         1,320,000
               24,000   Nextlink Communications (3)                   1,993,500
               10,500   Rhythms NetConnections, Inc. (3)                325,500
                9,000   Rural Cellular Corp. (3)                        814,500
               11,500   TeleCorp PCS, Inc. (3)                          437,000
                                                                 ---------------
                                                                      4,890,500
                                                                 ---------------

--------------------------------------------------------------------------------
QUANTITY                NAME OF ISSUER                       MARKET VALUE ($)(1)
--------------------------------------------------------------------------------
Total common stocks                                                  98,227,843
                                                                 ---------------
         (cost: $42,408,254)

SHORT-TERM SECURITIES (4.6%) (2)
            4,719,000   Sit Money Market Fund, 5.35% (6)              4,719,000
                                                                 ---------------
         (cost: $4,719,000)

Total investments in securities
         (cost: $47,127,254) (7)                                   $102,946,843
                                                                 ===============

         See accompanying notes to portfolios of investments on page 38.

[PHOTO]   SIT SCIENCE AND TECHNOLOGY GROWTH FUND
          SIX MONTHS ENDED DECEMBER 31, 1999
          ----------------------------------------------------------------------
          EUGENE C. SIT, CFA, SENIOR PORTFOLIO MANAGER

   The Sit Science and Technology Growth Fund returned +69.0% over the last six months and +86.0% for calendar year 1999. The S&P 500 Index return was +7.7% and +21.0% over the past six-month and twelve-month periods, respectively. The six-month return for the Pacific Stock Exchange (PSE) Technology 100 Index was +62.0%, while the 1999 calendar year return was +116.4%.
   Science and technology stocks posted excellent returns in 1999, driven by the remarkable surge in technological innovation combined with accelerating worldwide spending on information technology. Enthusiasm for technology was broad-based. The explosive growth in e-commerce, rapid upgrading of telecommunications and networking infrastructure, the cyclical recovery of the semiconductor industry, and rapid new product development occurring within biotechnology are all examples of this enthusiasm. We continue to believe that the technology boom is in its early stages, with continued innovation and strong global demand for productivity-enhancing technology providing strong underlying support for companies within the Fund.
   Returns in the electronic technology sector were particularly strong over the last six months, producing an estimated return of nearly +85% over the period. SDL, Applied Micro Circuits, QUALCOMM, and PMC-Sierra were among the strongest performers in the electronic technology sector, increasing 327%, 209%, 395%, and 172%, respectively. Biotechnology companies (Protein Design, up 215%, and IDEC Pharmaceuticals, up 155%) and software providers (Checkpoint Software, up 271% and I2 Technologies, up 353%) were other important contributors to the Fund's semi-annual performance.
   There were only minor changes in sector weightings over the past six months, with a modest increase in the electronic technology and technology services sectors, and a slight decrease in the health care sector weighting. Although our commitment to the health care sector has been a detriment to returns since the inception of the Fund, particularly relative to purer technology indices like the PSE Technology 100 Index, we believe that compelling fundamentals and favorable valuations exist within this sector. As of December 31st, the Fund was 97% invested in equity securities, down from 99% six months ago.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks of companies which Sit Investment Associates, Inc. expects to benefit from the development, improvement, advancement and use of science and technology. During normal market conditions, at least 80% of the Fund's total assets will be invested in such securities. The Fund emphasizes securities of companies that the adviser believes have potential for long-term capital growth.


                               PORTFOLIO SUMMARY

                   Net Asset Value 12/31/99:  $25.74 Per Share
                                    6/30/99:  $15.23 Per Share

                           Total Net Assets:  $26.1 Million

                Weighted Average Market Cap:  $64.1 Billion


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                        Electronic Technology    52.6
                          Technology Services    23.6
                            Health Technology    18.8
                            Consumer Services     1.3
                                    Utilities     1.1
                      Cash & Other Net Assets     2.6

                          AVERAGE ANNUAL TOTAL RETURNS*
                          -----------------------------

                       SIT          PACIFIC STOCK
                   SCIENCE AND        EXCHANGE
                   TECHNOLOGY        TECHNOLOGY           S&P
                   GROWTH FUND        100 INDEX       500 INDEX*
                   -----------        ---------       ----------

3 Month**             55.15%           54.88%          14.88%
1 Year                85.98           116.40           21.04
Inception             60.44            82.91           24.75
  (12/31/97)

                            CUMULATIVE TOTAL RETURNS*
                            -------------------------

                       SIT          PACIFIC STOCK
                   SCIENCE AND        EXCHANGE
                   TECHNOLOGY        TECHNOLOGY           S&P
                   GROWTH FUND        100 INDEX       500 INDEX*
                   -----------        ---------       ----------

1 Year                85.98%          116.40%          21.04%
Inception            157.40           234.55           55.63
  (12/31/97)

*AS OF 12/31/99                                                **NOT ANNUALIZED.




--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE PACIFIC STOCK EXCHANGE TECHNOLOGY 100 INDEX AND THE S&P 500 INDEX.
*THE FUND HAS DETERMINED THAT THE S&P 500 INDEX IS MORE REPRESENTATIVE OF THE PORTFOLIO AND IS NOW USING THIS INDEX AS ITS PRIMARY INDEX.


                               GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/31/97) and held until 12/31/99 would have grown to $25,740 in the Fund, $15,563 in the S&P 500 Index, or $33,455 in the PSE Tech 100 Index assuming reinvestment of all dividends and capital gains.


                                TOP 10 HOLDINGS

                          *  SDL, Inc.
                          *  Applied Micro Circuits Corp.
                          *  Cisco Systems, Inc.
                          *  PMC-Sierra, Inc.
                          *  I2 Technologies, Inc.
                          *  Legato Systems, Inc.
                          *  QUALCOMM, Inc.
                          *  Microsoft Corp.
                          *  Check Point Software Technology
                          *  Dendrite International, Inc.

                          Total Number of Holdings: 58

SIT SCIENCE AND TECHNOLOGY GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
QUANTITY          NAME OF ISSUER                             MARKET VALUE ($)(1)
--------------------------------------------------------------------------------
COMMON STOCKS (97.4%) (2)

   ELECTRONIC TECHNOLOGY (52.6%)
           5,500  ADC Telecommunications, Inc. (3)                     $399,094
           5,500  Analog Devices, Inc. (3)                              511,500
           8,000  Applied Micro Circuits Corp. (3)                    1,018,000
           8,000  Cisco Systems, Inc. (3)                               857,000
           3,750  Comverse Technology, Inc. (3)                         542,812
           4,600  EMC Corp. (3)                                         502,550
           2,500  Harmonic, Inc. (3)                                    237,344
           6,000  Intel Corp.                                           493,875
           3,000  JDS Uniphase Corp. (3)                                483,937
           7,000  Jabil Circuit, Inc. (3)                               511,000
           5,000  Lexmark International Group, Inc. (3)                 452,500
           4,000  Lucent Technologies, Inc.                             299,250
           3,000  Motorola, Inc.                                        441,750
           3,000  Nokia Corp., A.D.R.                                   570,000
           5,000  PMC-Sierra, Inc. (3)                                  801,563
           4,000  QUALCOMM, Inc. (3)                                    704,500
           8,000  RF Micro Devices, Inc. (3)                            547,500
           5,000  SDL, Inc. (3)                                       1,090,000
           4,000  STMicroelectronics N.V.                               605,750
           3,500  Scientific-Atlanta, Inc.                              194,688
           3,000  Synopsys, Inc. (3)                                    200,250
           6,500  Tellabs, Inc. (3)                                     417,219
           8,000  Teradyne, Inc. (3)                                    528,000
           2,000  Texas Instruments, Inc.                               193,750
           8,000  Three-Five Systems, Inc. (3)                          328,000
          10,000  Vitesse Semiconductor Corp. (3)                       524,375
           6,000  Xilinx, Inc. (3)                                      272,813
                                                                 ---------------
                                                                     13,729,020
                                                                 ---------------
   CONSUMER SERVICES (1.3%)
           5,000  BEA Systems, Inc. (3)                                 349,687
                                                                 ---------------
   HEALTH TECHNOLOGY (18.8%)
           2,000  Affymetrix, Inc. (3)                                  339,375
           5,000  Biogen, Inc. (3)                                      422,500
           4,000  Bristol Myers Squibb Co.                              256,750
           1,500  Celera Genomics (3)                                   223,500
          11,000  Guilford Pharmaceuticals, Inc. (3)                    187,000
           4,000  IDEC Pharmaceuticals Corp. (3)                        393,000
           4,000  Immunex Corp. (3)                                     438,000
           2,000  Johnson & Johnson Co.                                 186,250

--------------------------------------------------------------------------------
QUANTITY          NAME OF ISSUER                             MARKET VALUE ($)(1)
--------------------------------------------------------------------------------
           2,000  MedImmune, Inc. (3)                                   331,750
           6,000  Medtronic, Inc.                                       218,625
           4,000  Merck & Co., Inc.                                     268,250
           2,500  Millennium Pharmaceuticals, Inc. (3)                  305,000
           3,000  Novoste Corp. (3)                                      49,500
           8,500  Protein Design Labs (3)                               595,000
           6,900  Pfizer, Inc.                                          223,819
           4,000  QLT PhotoTherapeutics, Inc. (3)                       235,000
           3,000  Warner Lambert Co.                                    245,813
                                                                 ---------------
                                                                      4,919,132
                                                                 ---------------
   TECHNOLOGY SERVICES (23.6%)
           6,000  America Online, Inc. (3)                              452,625
           5,000  BMC Software, Inc. (3)                                399,687
           3,500  Check Point Software Technology (3)                   695,625
          20,000  Dendrite International, Inc. (3)                      677,500
           6,100  Digital Insight Corp. (3)                             221,887
           4,000  I2 Technologies, Inc. (3)                             780,000
           6,000  Inktomi Corp. (3)                                     532,500
          11,000  Legato Systems, Inc. (3)                              756,937
           2,500  Mercury Interactive Corp. (3)                         269,844
           2,000  Micromuse, Inc. (3)                                   340,000
           6,000  Microsoft Corp. (3)                                   700,500
           6,000  Whittman-Hart, Inc. (3)                               321,750
                                                                 ---------------
                                                                      6,148,855
                                                                 ---------------
   UTILITIES (1.1%)
           5,250  MCI WorldCom, Inc. (3)                                278,578
                                                                 ---------------
Total common stocks                                                  25,425,272
                                                                 ---------------
   (cost: $11,645,028)

SHORT-TERM SECURITIES (2.3%) (2)
         612,000  Sit Money Market Fund, 5.35% (6)                      612,000
                                                                 ---------------
   (cost: $612,000)

Total investments in securities
   (cost: $12,257,028) (7)                                          $26,037,272
                                                                 ===============

         See accompanying notes to portfolios of investments on page 38.

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                                                                              33

[PHOTO]   SIT DEVELOPING MARKETS GROWTH FUND
          SIX MONTHS ENDED DECEMBER 31, 1999
          ----------------------------------------------------------------------
          EUGENE C. SIT, CFA, SENIOR PORTFOLIO MANAGER
          ANDREW B. KIM, CFA, SENIOR PORTFOLIO MANAGER

   The Sit Developing Markets Growth Fund outperformed the MSCI Emerging Markets Free Index and the Lipper Emerging Markets Index for the six months ended December 31, 1999. The Fund gained 42.1% versus 18.3% for the MSCI Index and 25.1% for the Lipper Index. As the global rally continued in companies perceived to be internet-related, the Fund benefited from its overweighted position and stock selection in the telecommunications and technology sectors.
   The Fund continues to hold an overweighted position in Asia, with a 60.3% weighting as of December 31st vs. 38.2% for the Index. Higher-than-expected GDP and export growth figures announced during the past six months demonstrated that the economic rebound in the region has been sustained. The recent WTO agreement between China and the U.S. bodes well for the Asian markets as increased economic ties between China and the rest of the world will create new investment opportunities for Asian firms and reduce the security risks in the region. During the past six months, we added three Malaysian stocks--Maybank, Commerce Asset, and Resorts World--in anticipation of economic reform in Malaysia and the abolition of its exit tax on foreign investment.
   Over the past six months, the Fund increased its weighting in Latin America to 13.9% vs. 30.5% for the Index. Rebounding GDP growth, rising commodity prices, and a recovery in corporate earnings suggest that fundamentals are improving. Our purchases of Brazilian retailer, Grupo Pao de Acucar, and Grupo Televisa, the leading Mexican media conglomerate, reflect our more optimistic view on the region. We will be making additional purchases in Latin America in the near future if these positive trends continue.
   We are maintaining an underweighted position in Emerging-Europe, Middle East and Africa of 17.2% vs. 31.2% for the Index. Our holdings in these regions continue to focus on globally-competitive technology firms, such as South African systems integrator Dimension Data and Comverse Technology, an Israeli firm specializing in enhanced wireless services.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Sit Developing Markets Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing in equity securities of companies located or otherwise operating in a developing market.

     Developing markets tend to be less economically developed regions of the world. General characteristics also include a high demand for capital investment, a high dependence on export markets for their major industries, a need to develop basic economic infrastructures, rapid economic growth and lower degrees of political stability. Investors should carefully consider the risks associated with developing markets such as currency flucuations, high volatility, illiquidity and the possibility of political instability.


                               PORTFOLIO SUMMARY

                   Net Asset Value 12/31/99:  $14.18 Per Share
                                    6/30/99:  $ 9.98 Per Share

                           Total Net Assets:  $14.6 Million

                Weighted Average Market Cap:  $48.6 Billion


                         PORTFOLIO STRUCTURE - BY REGION
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                              Sit Developing            MSCI Emerging
                            Markets Growth Fund      Markets Free Index

                        Asia       60.3                     38.2
               Latin America       13.9                     30.5
          Africa/Middle East       11.1                     15.1
                      Europe        6.1                     16.1
               North America        1.5                      0.0
     Cash & Other Net Assets        7.1                      0.0

                          AVERAGE ANNUAL TOTAL RETURNS*
                          -----------------------------

                      SIT                 MSCI               LIPPER
                  DEVELOPING            EMERGING            EMERGING
                    MARKETS              MARKETS             MARKETS
                  GROWTH FUND          FREE INDEX             INDEX
                  -----------          ----------           --------

3 Month**           48.17%               25.15%              34.47%
1 Year              82.50                63.70               68.96
3 Year               9.11                 0.91                3.53
5 Year               7.83                -0.13                3.02
Inception            6.69                 0.38                3.14
  (7/1/94)

                            CUMULATIVE TOTAL RETURNS*
                            -------------------------

                      SIT                 MSCI               LIPPER
                  DEVELOPING            EMERGING            EMERGING
                    MARKETS              MARKETS             MARKETS
                  GROWTH FUND          FREE INDEX             INDEX
                  -----------          ----------           --------

1 Year              82.50%               63.70%              68.96%
3 Year              29.88                 2.75               10.97
5 Year              45.79                -0.64               16.02
Inception           42.84                 2.14               18.58
  (7/1/94)

*AS OF 12/31/99                                                **NOT ANNUALIZED.




--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE MSCI EMERGING MARKETS FREE INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                               GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (7/1/94) and held until 12/31/99 would have grown to $14,284 in the Fund, or $10,214 in the Morgan Stanley Capital Int'l Emerging Markets Free Index assuming reinvestment of all dividends and capital gains.


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                        Electronic Technology    33.3
                                    Utilities    30.2
                                 Retail Trade    10.1
                                      Finance     7.5
                          Technology Services     5.9
                            Consumer Services     4.0
                          Industrial Services     1.1
                        Consumer Non-Durables     0.8
                      Cash & Other Net Assets     7.1

SIT DEVELOPING MARKETS GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999 (UNAUDITED)


                               10 LARGEST HOLDINGS

                          *  SK Telecom Co. Ltd.
                          *  Telefonos de Mexico, A.D.R.
                          *  Hon Hai Precision Industry
                          *  Datacraft Asia, Ltd.
                          *  Advanced Info Services
                          *  Samsung Electronics
                          *  President Chain Store Corp.
                          *  Korea Telecom Corp.
                          *  Korea Thrunet Co., Ltd.
                          *  Cifra, S.A.

                          Total Number of Holdings: 49

--------------------------------------------------------------------------------
QUANTITY          NAME OF ISSUER                             MARKET VALUE ($)(1)
--------------------------------------------------------------------------------
COMMON STOCKS (92.9%)(2)

   AFRICA/ MIDDLE EAST (11.1%)
     ISRAEL (7.8%)
               1,700   Comverse Technology, Inc. (Electronic
                         Technology) (3)                               $246,075
               2,500   Gilat Satellite Networks, Ltd., A.D.R.
                         (Electronic Technology) (3)                    296,875
               8,600   Nice Systems, Ltd., A.D.R. (Electronic
                         Technology ) (3)                               423,013
               4,200   RADWARE, Ltd. (Electronic Technology) (3)        181,125
                                                                  --------------
                                                                      1,147,088
                                                                  --------------
     SOUTH AFRICA (3.3%)
              65,506   Dimension Data Holdings, Ltd.
                         (Technology Services)                          410,811
              25,000   Old Mutual p.l.c. (Finance) (3)                   68,045
                                                                  --------------
                                                                        478,856
                                                                  --------------

   ASIA (60.3%)
     HONG KONG (4.4%)
              13,000   Cheung Kong Hldgs., Ltd. (Indus. Svcs.)          165,144
             640,000   China Hong Kong Photo Products Hldgs.,
                         Ltd. (Retail Trade)                             82,331
              44,000   China Telecom (Utilities)                        275,088
              97,000   Founder Hong Kong, Ltd. (Elec. Tech.)            118,544
                                                                  --------------
                                                                        641,107
                                                                  --------------
     INDONESIA (1.1%)
             189,000   PT Ramayana Lestari (Retail Trade)               159,585
                                                                  --------------

     MALAYSIA (1.6%)
              24,000   Commerce Asset-Holding Berhad (Finance)           61,579
              15,000   Malayan Banking Berhad (Finance)                  53,289

--------------------------------------------------------------------------------
QUANTITY          NAME OF ISSUER                             MARKET VALUE ($)(1)
--------------------------------------------------------------------------------
              43,000   Resorts World Berhad (Consumer
                         Services)                                      123,342
                                                                  --------------
                                                                        238,210
                                                                  --------------

     PHILIPPINES (2.3%)
             224,000   Del Monte Pacific, Ltd. (Consumer
                         Non-Durables) (3)                              108,940
           2,343,000   Digital Telecom Philippines (Utilities) (3)       81,395
             173,000   Jollibee Foods Co. (Warrants) (Consumer
                         Services) (3)(4)(5)                             72,978
             424,000   SM Prime Holdings, Inc. (Retail Trade)            79,960
                                                                  --------------
                                                                        343,273
                                                                  --------------
     SINGAPORE (11.2%)
               9,700   Creative Technology, Ltd. (Electronic
                         Technology) (3)                                168,538
              70,000   Datacraft Asia, Ltd. (Electronic Tech.)          581,000
              22,097   DBS Group Holdings Ltd. (Finance)                362,202
              51,000   Natsteel Electronics, Ltd. (Electronic
                         Technology)                                    269,469
              23,000   Venture Mfg., Ltd. (Electronic Tech.)            263,765
                                                                  --------------
                                                                      1,644,974
                                                                  --------------

     SOUTH KOREA (18.5%)
              20,000   Korea Electric Power, A.D.R. (Utilities)         335,000
               3,000   Korea Telecom Corporation (Utilities)            472,919
               3,000   Korea Telecom Corp., A.D.R. (Utilities) (3)      224,250
               6,700   Korea Thrunet Co., Ltd. (Technology
                         Services) (3)                                  454,763
              18,746   SK Telecom Co., A.D.R. (Utilities)               719,378
               2,129   Samsung Electronics (Electronic
                         Technology)                                    498,735
                                                                  --------------
                                                                      2,705,045
                                                                  --------------
     TAIWAN (15.2%)
              35,000   Accton Technology Corp., G.D.R
                         (Electronic Technology) (3)                    255,500
              70,698   Chroma Ate, Inc. (Electronic Technology) (3)     207,239
              84,880   Hon Hai Precision Industry (Electronic
                         Technology) (3)                                632,848
             110,420   President Chain Store Corp. (Retail Trade)       487,276
             104,902   Phoenixtec Power Co. (Elec. Tech.) (3)           202,217
              62,730   Taiwan Semiconductor Co. (Electronic
                         Technology) (3)                                333,787
              84,000   United World Chinese Commercial Bank
                         (Finance)                                      101,437
                                                                  --------------
                                                                      2,220,304
                                                                  --------------
     THAILAND (6.0%)
              32,800   Advanced Info Services (Utilities)               550,368

--------------------------------------------------------------------------------
QUANTITY          NAME OF ISSUER                             MARKET VALUE ($)(1)
--------------------------------------------------------------------------------
              54,000   Bangkok Bank (Finance)                           136,201
              42,000   Hana Microelectronics Public Co., Ltd.
                         (Electronic Technology)                        189,566
                                                                  --------------
                                                                        876,135
                                                                  --------------

   EUROPE (6.1%)
     GREECE (3.1%)
               3,937   Alpha Credit Bank (Finance)                      308,280
              10,500   Panafon Telecom (Utilities) (3)                  140,983
                                                                  --------------
                                                                        449,263
                                                                  --------------
     SPAIN (3.0%)
               5,550   Telefonica, A.D.R. (Utilities)                   437,409
                                                                  --------------

   LATIN AMERICA (13.9%)
     BRAZIL (3.4%)
               6,900   Companhia Brasileira de Distribuicao
                         Grupo Pao de Acucar (Retail Trade)             222,956
               1,800   Tele Centro Sul Participacoes S.A.,
                         A.D.R. (Utilities)                             163,350
               4,400   Telesp Participacoes S.A., A.D.R.
                         (Utilities) (3)                                107,525
                                                                  --------------
                                                                        493,831
                                                                  --------------
     MEXICO (10.5%)
             223,700   Cifra S.A. (Retail Trade)                        448,580
               5,800   Grupo Televisa S.A. (Consumer Services)          395,850
               6,200   Telefonos de Mexico, A.D.R. (Utilities)          697,500
                                                                  --------------
                                                                      1,541,930
                                                                  --------------

   NORTH AMERICA (1.5%)
     CANADA (1.5%)
               5,800   Telesystems Int'l. Wireless, Inc.
                         (Utilities) (3)                                213,356
                                                                  --------------


Total common stocks                                                  13,590,366
                                                                  --------------
      (cost: $7,338,939)

SHORT-TERM SECURITIES (7.8%) (2)
           1,137,000   Sit Money Market Fund, 5.35% (6)               1,137,000
                                                                  --------------
      (cost: $1,137,000)

Total investments in securities
      (cost: $8,475,939) (7)                                        $14,727,366
                                                                  ==============

         See accompanying notes to portfolios of investments on page 38.

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO PORTFOLIOS OF INVESTMENTS

(1) Securities are valued by procedures described in note 1 to the financial statements.

(2)  Percentage figures indicate percentage of total net assets.

(3)  Presently non-income producing securities.

(4) Securities sold within terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and sold only to dealers in that program or other "accredited investors".

(5) This security has been identified by the investment adviser as an illiquid security. The aggregate value of the security at December 31, 1999, is $72,978 in Developing Markets Growth which represents 0.5% of the Funds' net assets. The following table summarizes the purchase date(s) and cost basis of the security.

                                                            Purchase
     Fund                                Security            Date(s)        Shares/Par      Cost Basis
     -----------------------------  ------------------  ----------------  --------------  --------------
     Developing Markets Growth        Jollibee Foods      3/98 - 12/98       173,000          77,228

(6) This security represents an investment in an affiliated party. See note 3 to the accompanying financial statements.

(7) At December 31, 1999, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

                                                                  LARGE CAP         REGIONAL         MID CAP
                                                 BALANCED          GROWTH           GROWTH           GROWTH
                                                   FUND             FUND             FUND             FUND
                                              -------------    -------------    -------------    -------------
Cost for federal income tax purposes          $  10,926,456    $  96,173,231    $   5,716,139    $ 259,737,188
                                              =============    =============    =============    =============

Unrealized appreciation (depreciation) on
    investments:
         Gross unrealized appreciation        $   3,731,653    $  68,617,094    $   2,384,038    $ 257,740,485
         Gross unrealized depreciation             (198,174)        (846,961)        (213,012)      (8,728,286)
                                              -------------    -------------    -------------    -------------

Net unrealized appreciation                   $   3,533,479    $  67,770,133    $   2,171,026    $ 249,012,199
                                              =============    =============    =============    =============

                                                                                 SCIENCE AND       DEVELOPING
                                              INTERNATIONAL       SMALL CAP       TECHNOLOGY        MARKETS
                                                  GROWTH            GROWTH          GROWTH           GROWTH
                                                   FUND              FUND            FUND             FUND
                                              -------------    -------------    -------------    -------------

Cost for federal income tax purposes          $  66,695,723    $  47,127,254    $  12,257,028    $   8,475,939
                                              =============    =============    =============    =============

Unrealized appreciation (depreciation) on
    investments:
         Gross unrealized appreciation        $  72,852,990    $  56,858,962    $  13,853,679    $   6,317,492
         Gross unrealized depreciation             (693,193)      (1,039,372)         (73,435)         (66,065)
                                              -------------    -------------    -------------    -------------

Net unrealized appreciation                   $  72,159,797    $  55,819,590    $  13,780,244    $   6,251,427
                                              =============    =============    =============    =============

(8) Medium-term debt security whose return is linked to the performance of the common stock of Sony Corporation. The security is subject to price fluctuations of the Sony Corporation common stock, up to a limit of 130% of its level at issue date (May 8, 1999), without being affected by changes in the yen/U.S. dollar exchange rate. The quarterly interest payment for each unit is based on the U.S. dollar equivalent market value of 20 shares of Sony Corp. common stock on issue date.

                  This page has been left blank intentionally.

SIT MUTUAL FUNDS
DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES

                                                                  LARGE CAP         REGIONAL        MID CAP
                                                  BALANCED          GROWTH           GROWTH          GROWTH
                                                    FUND             FUND             FUND            FUND
                                              ---------------  ---------------  ---------------  ---------------
ASSETS
Investments in securities, at
    identified cost                           $    10,926,456  $    96,173,231  $     5,716,139  $   259,737,188
                                              ===============  ===============  ===============  ===============

Investments in securities, at
    market value - see
    accompanying schedule for detail          $    14,459,935  $   163,943,364  $     7,887,165  $   508,749,386
Cash in bank on demand
    deposit                                            11,060          110,857              460        2,000,717
Receivables:
    Dividends and accrued interest                     53,442           66,359            3,938          131,664
    Fund shares sold                                      131           45,637            1,826           41,635
    Investment securities sold                             --               --               --               --
    Other receivables                                      --            6,596              309            6,661
                                              ---------------  ---------------  ---------------  ---------------

           Total assets                            14,524,568      164,172,813        7,893,698      510,930,063
                                              ---------------  ---------------  ---------------  ---------------


LIABILITIES
Payables:
    Disbursements in excess of
       cash balances                                       --               --               --               --
    Investment securities purchased                        --               --               --               --
    Forward currency contracts, net (note 1)               --               --               --               --
    Fund shares redeemed                                1,156            7,303               33           60,865
    Accrued investment management
       and advisory services fee                       11,705          132,141            6,495          412,590
    Other payables                                         38               --               --               --
                                              ---------------  ---------------  ---------------  ---------------

           Total liabilities                           12,899          139,444            6,528          473,455
                                              ---------------  ---------------  ---------------  ---------------

Net assets applicable to
    outstanding capital stock                      14,511,669      164,033,369        7,887,170      510,456,608
                                              ===============  ===============  ===============  ===============

Capital stock
    Par                                       $         0.001  $         0.001  $         0.001  $         0.001

    Authorized shares                          10,000,000,000   10,000,000,000   10,000,000,000   10,000,000,000
    Outstanding shares                                773,964        2,680,214          555,748       24,667,831
                                              ===============  ===============  ===============  ===============

Net asset value per share of
    outstanding capital stock                 $         18.75  $         61.20  $         14.19  $         20.69
                                              ===============  ===============  ===============  ===============

                                                                                 SCIENCE AND      DEVELOPING
                                             INTERNATIONAL       SMALL CAP       TECHNOLOGY         MARKETS
                                                 GROWTH           GROWTH           GROWTH           GROWTH
                                                  FUND             FUND             FUND             FUND
                                            ---------------  ---------------  ---------------  ---------------
ASSETS
Investments in securities, at
    identified cost                         $    66,695,723  $    47,127,254  $    12,257,028  $     8,475,939
                                            ===============  ===============  ===============  ===============

Investments in securities, at
    market value - see
    accompanying schedule for detail        $   138,855,519  $   102,946,843  $    26,037,272  $    14,727,366
Cash in bank on demand
    deposit                                              --               --           66,079               --
Receivables:
    Dividends and accrued interest                   91,272           35,765            3,475            6,822
    Fund shares sold                                107,888           73,914           43,819           23,142
    Investment securities sold                           --               --               --               --
    Other receivables                                   827           10,775               --            3,416
                                            ---------------  ---------------  ---------------  ---------------

           Total assets                         139,055,506      103,067,297       26,150,645       14,760,746
                                            ---------------  ---------------  ---------------  ---------------


LIABILITIES
Payables:
    Disbursements in excess of
       cash balances                                109,827           41,954               --          103,270
    Investment securities purchased                      --               --               --               --
    Forward currency contracts, net (note 1)      2,023,930               --               --               --
    Fund shares redeemed                            601,497           55,166           15,893               --
    Accrued investment management
       and advisory services fee                    161,921          112,981           24,503           22,850
    Other payables                                       --               --            2,192               --
                                            ---------------  ---------------  ---------------  ---------------

           Total liabilities                      2,897,175          210,101           42,588          126,120
                                            ---------------  ---------------  ---------------  ---------------

Net assets applicable to
    outstanding capital stock                   136,158,331      102,857,196       26,108,057       14,634,626
                                            ===============  ===============  ===============  ===============

Capital stock
    Par                                     $         0.001  $         0.001  $         0.001  $         0.001

    Authorized shares                        10,000,000,000   10,000,000,000   10,000,000,000   10,000,000,000
    Outstanding shares                            5,197,193        3,059,919        1,014,452        1,032,027
                                            ===============  ===============  ===============  ===============

Net asset value per share of
    outstanding capital stock               $         26.20  $         33.61  $         25.74  $         14.18
                                            ===============  ===============  ===============  ===============

                      See accompanying notes to financial statements on page 48.

SIT MUTUAL FUNDS
SIX MONTHS ENDED DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS

                                                                    LARGE CAP       REGIONAL        MID CAP
                                                     BALANCED        GROWTH          GROWTH          GROWTH
                                                       FUND           FUND            FUND            FUND
                                                  -------------  -------------   -------------   -------------
Investment income:
      INCOME:
          Dividends *                             $      27,876  $     341,584   $      27,048   $     373,116
          Interest                                      169,810        171,181           4,831         450,947
                                                  -------------  -------------   -------------   -------------
                  Total income                          197,686        512,765          31,879         824,063
                                                  -------------  -------------   -------------   -------------

      EXPENSES (NOTE 3):
          Investment management and
              advisory services fee                      63,710        713,988          46,139       2,588,756
              Less fees and expenses absorbed
                  by investment adviser                      --             --          (9,228)       (517,751)
                                                  -------------  -------------   -------------   -------------

              Total net expenses                         63,710        713,988          36,911       2,071,005
                                                  -------------  -------------   -------------   -------------

              Net investment income (loss)              133,976       (201,223)         (5,032)     (1,246,942)
                                                  -------------  -------------   -------------   -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
      INVESTMENTS :
          Net realized gain (loss) (note 2)             150,922      7,896,562           5,710      76,835,748
          Net change in unrealized appreciation
              (depreciation) on investments           1,461,851     22,990,541         570,641     110,575,117
          Realized gain (loss) on foreign
              currency transactions                          --             --              --              --
          Net change in unrealized appreciation
              (depreciation) on foreign currency
              transactions (note 3)                          --             --              --              --
                                                  -------------  -------------   -------------   -------------

              Net gain (loss) on investments          1,612,773     30,887,103         576,351     187,410,865
                                                  -------------  -------------   -------------   -------------

Net increase (decrease) in net assets
      resulting from operations                   $   1,746,749  $  30,685,880   $     571,319   $ 186,163,923
                                                  =============  =============   =============   =============

-------------------

                                                                                 SCIENCE AND      DEVELOPING
                                                INTERNATIONAL     SMALL CAP       TECHNOLOGY       MARKETS
                                                   GROWTH           GROWTH          GROWTH          GROWTH
                                                    FUND             FUND            FUND            FUND
                                                -------------   -------------   -------------   -------------
Investment income:
      INCOME:
          Dividends *                           $     290,705   $      61,902   $       9,009   $      51,570
          Interest                                    126,273          75,728          13,200          57,954
                                                -------------   -------------   -------------   -------------
                  Total income                        416,978         137,630          22,209         109,524
                                                -------------   -------------   -------------   -------------

      EXPENSES (NOTE 3):
          Investment management and
              advisory services fee                   987,790         485,191         132,223         112,586
              Less fees and expenses absorbed
                  by investment adviser              (186,879)             --         (22,037)             --
                                                -------------   -------------   -------------   -------------

              Total net expenses                      800,911         485,191         110,186         112,586
                                                -------------   -------------   -------------   -------------

              Net investment income (loss)           (383,933)       (347,561)        (87,977)         (3,062)
                                                -------------   -------------   -------------   -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
      INVESTMENTS :
          Net realized gain (loss) (note 2)         8,974,676       5,668,141         261,829         910,676
          Net change in unrealized appreciation
              (depreciation) on investments        38,289,342      39,347,847      10,173,911       3,466,027
          Realized gain (loss) on foreign
              currency transactions                   (93,132)             --              --          (5,078)
          Net change in unrealized appreciation
              (depreciation) on foreign currency
              transactions (note 3)                (2,017,359)             --              --           1,586
                                                -------------   -------------   -------------   -------------

              Net gain (loss) on investments       45,153,527      45,015,988      10,435,740       4,373,211
                                                -------------   -------------   -------------   -------------

Net increase (decrease) in net assets
      resulting from operations                 $  44,769,594   $  44,668,427   $  10,347,763   $   4,370,149
                                                =============   =============   =============   =============

-------------------

* Dividends are net of foreign withholding tax of $32,578 and $2,719 in the International Growth Fund and Developing Markets Growth Fund, respectively.

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                         BALANCED                        LARGE CAP
                                                                           FUND                         GROWTH FUND
                                                               -----------------------------   -----------------------------
                                                                 SIX MONTHS                     SIX MONTHS
                                                                   ENDED                          ENDED
                                                                DECEMBER 31,    YEAR ENDED      DECEMBER 31,     YEAR ENDED
                                                                   1999          JUNE 30,          1999           JUNE 30,
                                                                (UNAUDITED)        1999         (UNAUDITED)         1999
                                                               -------------   -------------   -------------   -------------
Operations:
    Net investment income (loss)                               $     133,976   $     175,194   $    (201,223)  $    (117,054)
    Net realized gain (loss) on investments                          150,922         591,404       7,896,562      17,648,687
    Net change in unrealized appreciation
       (depreciation) on investments                               1,461,851         205,945      22,990,541       2,230,110
    Net realized gain (loss) on foreign currency transactions             --              --              --              --
    Net change in unrealized appreciation (depreciation) on
       foreign currency transactions                                      --              --              --              --
                                                               -------------   -------------   -------------   -------------

       Net increase (decrease) in net assets resulting from
         operations                                                1,746,749         972,543      30,685,880      19,761,743
                                                               -------------   -------------   -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                           (198,000)       (147,000)             --         (17,000)
    Net realized gains on investments                               (542,000)       (350,000)     (8,800,000)     (9,200,000)
                                                               -------------   -------------   -------------   -------------

       Total distributions                                          (740,000)       (497,000)     (8,800,000)     (9,217,000)
                                                               -------------   -------------   -------------   -------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares sold                                      2,041,068       6,001,022      16,228,480      55,525,759
    Reinvested distributions                                         734,369         491,654       8,605,885       9,042,427
    Payments for shares redeemed                                  (1,382,880)     (2,277,394)    (22,944,572)    (52,351,385)
                                                               -------------   -------------   -------------   -------------

       Increase (decrease) in net assets from
         capital share transactions                                1,392,557       4,215,282       1,889,793      12,216,801
                                                               -------------   -------------   -------------   -------------

         Total increase in net assets                              2,399,306       4,690,825      23,775,673      22,761,544
NET ASSETS
    Beginning of period                                           12,112,363       7,421,538     140,257,696     117,496,152
                                                               -------------   -------------   -------------   -------------
    End of period                                              $  14,511,669   $  12,112,363   $ 164,033,369   $ 140,257,696
                                                               =============   =============   =============   =============
NET ASSETS CONSIST OF:
    Capital (par value and paid-in surplus)                    $  10,838,688   $   9,446,131   $  90,329,930   $  88,440,137
    Undistributed (distributions in excess of) net
       investment income                                                (335)         63,689        (201,223)             --
    Accumulated net realized gain (loss) from
       security transactions and foreign
       currency transactions                                         139,837         530,915       6,134,529       7,037,967
    Unrealized appreciation (depreciation) on investments          3,533,479       2,071,628      67,770,133      44,779,592
    Unrealized appreciation (depreciation) on foreign
       currency transactions                                              --              --              --              --
                                                               -------------   -------------   -------------   -------------

                                                               $  14,511,669   $  12,112,363   $ 164,033,369   $ 140,257,696
                                                               =============   =============   =============   =============

CAPITAL TRANSACTIONS IN SHARES:
    Sold                                                             115,880         359,829         294,346       1,156,108
    Reinvested distributions                                          41,237          30,798         152,479         198,041
    Redeemed                                                         (80,214)       (138,578)       (420,839)     (1,081,277)
                                                               -------------   -------------   -------------   -------------

Net increase (decrease)                                               76,903         252,049          25,986         272,872
                                                               =============   =============   =============   =============

           REGIONAL                        MID CAP                      INTERNATIONAL                     SMALL CAP
         GROWTH FUND                     GROWTH FUND                     GROWTH FUND                     GROWTH FUND
-----------------------------   -----------------------------   -----------------------------   -----------------------------
  SIX MONTHS                      SIX MONTHS                     SIX MONTHS                      SIX MONTHS
     ENDED                          ENDED                           ENDED                           ENDED
  DECEMBER 31,    YEAR ENDED     DECEMBER 31,     YEAR ENDED     DECEMBER 31,     YEAR ENDED     DECEMBER 31,     YEAR ENDED
    1999           JUNE 30,         1999           JUNE 30,         1999           JUNE 30,         1999           JUNE 30,
 (UNAUDITED)         1999        (UNAUDITED)         1999        (UNAUDITED)         1999        (UNAUDITED)         1999
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
$      (5,032)  $      (2,333)  $  (1,246,942)  $  (1,585,981)  $    (383,933)  $    (339,030)  $    (347,561)  $    (493,500)
        5,710        (111,164)     76,835,748      25,382,637       8,974,676       2,669,179       5,668,141      (3,899,846)

      570,641       1,187,711     110,575,117      (2,614,204)     38,289,342       2,467,482      39,347,847       6,980,637
           --              --              --              --         (93,132)         75,709              --              --

           --              --              --              --      (2,017,359)          1,383              --              --
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------


      571,319       1,074,214     186,163,923      21,182,452      44,769,594       4,874,723      44,668,427       2,587,291
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------

           --         (12,000)             --              --      (1,100,000)       (284,000)             --              --
           --              --     (30,425,000)    (59,500,000)     (6,300,000)     (5,500,000)             --      (7,700,000)
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------

           --         (12,000)    (30,425,000)    (59,500,000)     (7,400,000)     (5,784,000)             --      (7,700,000)
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------

      281,723       3,331,498     100,859,039     430,451,763      26,058,137      74,962,278      20,251,738      27,461,865
           --          11,188      29,067,082      56,956,588       7,152,503       5,530,038              --       7,467,439
     (489,480)     (1,863,065)   (150,551,014)   (478,075,695)    (29,404,123)    (84,321,667)    (12,397,566)    (36,954,369)
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------


     (207,757)      1,479,621     (20,624,893)      9,332,656       3,806,517      (3,829,351)      7,854,172      (2,025,065)
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------

      363,562       2,541,835     135,114,030     (28,984,892)     41,176,111      (4,738,628)     52,522,599      (7,137,774)

    7,523,608       4,981,773     375,342,578     404,327,470      94,982,220      99,720,848      50,334,597      57,472,371
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
$   7,887,170   $   7,523,608   $ 510,456,608   $ 375,342,578   $ 136,158,331   $  94,982,220   $ 102,857,196   $  50,334,597
=============   =============   =============   =============   =============   =============   =============   =============

$   5,799,972   $   6,007,729   $ 191,596,333   $ 212,221,226   $  63,272,332   $  59,465,815   $  45,616,872   $  37,762,700

       (5,032)             --      (1,246,942)             --        (931,427)        552,506        (347,561)             --


      (78,796)        (84,506)     71,095,018      24,684,270       3,681,613       1,100,069       1,768,295      (3,899,846)
    2,171,026       1,600,385     249,012,199     138,437,082      72,159,797      33,870,455      55,819,590      16,471,743

           --              --              --              --      (2,023,984)         (6,625)             --              --
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------

$   7,887,170   $   7,523,608   $ 510,456,608   $ 375,342,578   $ 136,158,331   $  94,982,220   $ 102,857,196   $  50,334,597
=============   =============   =============   =============   =============   =============   =============   =============


       21,619         289,865       6,640,707      31,884,953       1,228,941       4,137,747         869,453       1,551,586
           --             979       1,590,973       4,770,255         292,775         317,635              --         509,720
      (36,968)       (162,044)     (9,375,890)    (35,369,826)     (1,385,349)     (4,605,179)       (563,488)     (2,131,506)
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------

      (15,349)        128,800      (1,144,210)      1,285,382         136,367        (149,797)        305,965         (70,200)
=============   =============   =============   =============   =============   =============   =============   =============

                      See accompanying notes to financial statements on page 48.

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                        SCIENCE AND
                                                                        TECHNOLOGY                  DEVELOPING MARKETS
                                                                        GROWTH FUND                     GROWTH FUND
                                                               -----------------------------   -----------------------------
                                                                 SIX MONTHS                      SIX MONTHS
                                                                   ENDED                           ENDED
                                                                DECEMBER 31,     YEAR ENDED     DECEMBER 31,     YEAR ENDED
                                                                   1999           JUNE 30,         1999           JUNE 30,
                                                                (UNAUDITED)         1999        (UNAUDITED)         1999
                                                               -------------   -------------   -------------   -------------
Operations:
    Net investment income (loss)                               $     (87,977)  $     (63,669)  $      (3,062)  $      (5,540)
    Net realized gain (loss) on investments                          261,829        (316,306)        910,676      (2,762,417)
    Net change in unrealized appreciation
       (depreciation) on investments                              10,173,911       2,941,239       3,466,027       3,644,737
    Net realized gain (loss) on foreign currency transactions             --              --          (5,078)        (33,292)
    Net change in unrealized appreciation (depreciation) on
       foreign currency transactions                                      --              --           1,586            (726)
                                                               -------------   -------------   -------------   -------------

       Net increase (decrease) in net assets resulting from
         operations                                               10,347,763       2,561,264       4,370,149         842,762
                                                               -------------   -------------   -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                                 --              --              --              --
    Net realized gains on investments                                     --              --              --              --
                                                               -------------   -------------   -------------   -------------

       Total distributions                                                --              --              --              --
                                                               -------------   -------------   -------------   -------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares sold                                      2,854,057       9,619,464       3,483,258      11,372,665
    Reinvested distributions                                              --              --              --              --
    Payments for shares redeemed                                  (1,287,428)     (2,845,402)     (4,556,527)    (12,382,569)
                                                               -------------   -------------   -------------   -------------

       Increase (decrease) in net assets from
         capital share transactions                                1,566,629       6,774,062      (1,073,269)     (1,009,904)
                                                               -------------   -------------   -------------   -------------

         Total increase in net assets                             11,914,392       9,335,326       3,296,880        (167,142)
NET ASSETS
    Beginning of period                                           14,193,665       4,858,339      11,337,746      11,504,888
                                                               -------------   -------------   -------------   -------------
    End of period                                              $  26,108,057   $  14,193,665   $  14,634,626   $  11,337,746
                                                               =============   =============   =============   =============
NET ASSETS CONSIST OF:
    Capital (par value and paid-in surplus)                    $  12,515,199   $  10,948,570   $  11,178,650   $  12,251,919
    Undistributed (distributions in excess of) net
       investment income                                             (87,977)             --          (3,062)             --
    Accumulated net realized gain (loss) from
       security transactions and foreign
       currency transactions                                         (99,409)       (361,238)     (2,792,386)     (3,697,984)
    Unrealized appreciation (depreciation) on investments         13,780,244       3,606,333       6,251,427       2,785,400
    Unrealized appreciation (depreciation) on foreign
       currency transactions                                              --              --              (3)         (1,589)
                                                               -------------   -------------   -------------   -------------

                                                               $  26,108,057   $  14,193,665   $  14,634,626   $  11,337,746
                                                               =============   =============   =============   =============

CAPITAL TRANSACTIONS IN SHARES:
    Sold                                                             151,656         733,282         331,108       1,343,413
    Reinvested distributions                                              --              --              --              --
    Redeemed                                                         (69,431)       (213,983)       (434,969)     (1,479,311)
                                                               -------------   -------------   -------------   -------------

Net increase (decrease)                                               82,225         519,299        (103,861)       (135,898)
                                                               =============   =============   =============   =============

                      See accompanying notes to financial statements on page 48.

                  This page has been left blank intentionally.

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Sit Mutual Funds are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. The Sit Developing Markets Growth, Sit Small Cap Growth, Sit International Growth, Sit Balanced, Sit Regional, and Sit Science and Technology Growth Funds are series funds of Sit Mutual Funds, Inc.

This report covers the equity funds of the Sit Mutual Funds (the Funds). The investment objective for each Fund is as follows:

      --------------------------------------------------------------------------
      FUND                          INVESTMENT OBJECTIVE
      --------------------------------------------------------------------------
      Large Cap Growth Fund, Inc.   Maximize long-term capital appreciation and,
                                    secondarily current income.
      --------------------------------------------------------------------------
      Mid Cap Growth Fund, Inc.     Maximize long-term capital appreciation.
      --------------------------------------------------------------------------
      Small Cap Growth              Maximize long-term capital appreciation.
      --------------------------------------------------------------------------
      Balanced                      Long-term capital appreciation consistent
                                    with the preservation of principal and to
                                    provide regular income.
      --------------------------------------------------------------------------
      International Growth          Maximize long-term capital appreciation.
      --------------------------------------------------------------------------
      Developing Markets Growth     Maximize long-term capital appreciation.
      --------------------------------------------------------------------------
      Regional Growth Fund          Maximize long-term capital appreciation.
      --------------------------------------------------------------------------
      Science and Technology        Maximize long-term capital appreciation.
      Growth Fund
      --------------------------------------------------------------------------

Significant accounting policies followed by the Funds are summarized below:

INVESTMENTS IN SECURITIES

Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available at the last reported bid price. The sale and bid prices are obtained from independent pricing services. Debt securities maturing more than 60 days are priced by an independent pricing service. When market quotations are not readily available, or securities can not be valued by the pricing service, securities are valued at fair value as determined in good faith using procedures established by the Board of Directors, which may include dealer supplied valuations. Debt securities maturing in less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.

Security transactions are accounted for on the date the securities are purchased or sold. Securities gains and losses are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date or upon the receipt of ex-dividend notification in the case of certain foreign securities. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis.

ILLIQUID SECURITIES

Each Fund currently limits investments in illiquid securities to 15% of net assets. At December 31, 1999, the Developing Markets Growth Fund held investments in securities deemed illiquid by the investment adviser. The aggregate value of such securities at December 31, 1999, was $72,978, representing 0.5% of the Fund's net assets. Pursuant to the guidelines adopted by the Board of Directors, certain unregistered securities are determined to be liquid and are not included within the limitation specified above.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

The market value of securities and other assets and liabilities denominated in foreign currencies for Developing Markets Growth Fund and International Growth Fund are translated daily into U.S. dollars at the closing rate of exchange. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Dividend and interest income includes currency exchange gains (losses) realized between the accrual and payment dates on such income. Exchange gains (losses) may also be realized between the trade and settlement dates on security and forward contract transactions. For securities denominated in foreign currencies, the effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

The Developing Markets Growth and International Growth Funds may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

As of December 31, 1999, the International Growth Fund had entered into an open forward currency exchange contract with an exchange date of January 12, 2000. The net unrealized depreciation of $2,023,930 for this contract is included in the accompanying financial statements.

                                                         U.S. Dollar Value as of
                                                             December 31, 1999
                                                             -----------------
      Currency to be Delivered   1,417,495,488  Japanese Yen    $13,899,730
      Currency to be Received       11,875,800  U.S. Dollars     11,875,800
                                                                -----------
      Net Unrealized Depreciation                               $ 2,023,930
                                                                -----------

FEDERAL TAXES

The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


For federal income tax purposes the Developing Markets Growth Fund has a capital loss carryover of $3,697,984 at June 30, 1999 which, if not offset by subsequent capital gains, will begin to expire in 2004. Also at June 30, 1999, the Small Cap Growth, Science and Technology Growth, and Regional Growth Funds have capital loss carryovers of $3,899,846, $332,937, and $67,482, respectively which, if not offset by subsequent capital gains, will begin to expire in 2007. It is unlikely that the Board of Directors will authorize a distribution of net realized gains until the available capital loss carryovers are offset or expire.

DISTRIBUTIONS

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds' capital stock. Distributions from net investment income, if any, are declared and paid quarterly for the Balanced Fund and declared and paid annually for Regional Growth, Science and Technology Growth, Developing Markets Growth, Small Cap Growth, International Growth, Mid Cap Growth, and Large Cap Growth Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

CONCENTRATION OF INVESTMENTS

The Developing Markets Growth Fund may concentrate investments in countries with limited or developing capital markets which may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income it generates, as well as the Fund's ability to repatriate such amounts.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results. Actual results could differ from those estimates.

NOTE 2 - INVESTMENT SECURITY TRANSACTIONS

Purchases of and proceeds from sales and maturities of investment securities, other than short-term securities, for the period ended December 31, 1999, were as follow:


                                            PURCHASES ($)     PROCEEDS ($)
                                            -------------     ------------

      Large Cap Growth Fund                   43,683,778       45,254,150
      Mid Cap Growth Fund                    135,380,857      177,881,965
      Small Cap Growth Fund                   21,917,852       16,980,375
      Balanced Fund                            6,878,239        5,649,461
      International Growth Fund               16,450,241       24,248,892
      Developing Markets Growth Fund           2,963,861        4,286,676
      Regional Growth Fund                     1,009,927        1,001,856
      Science and Technology Growth Fund       4,236,236        3,363,779

NOTE 3 - EXPENSES

INVESTMENT ADVISER

The Funds each have entered into an investment management agreement with Sit Investment Associates, Inc. (SIA), under which SIA manages the Funds' assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. The fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

                                            CONTRACTUAL      NET OF ADVISER'S
                                            MANAGEMENT        VOLUNTARY FEE
                                                FEE               WAIVER
                                                ---               ------

      Large Cap Growth Fund                    1.00%              1.00%
      Mid Cap Growth Fund                      1.25%              1.00%
      Small Cap Growth Fund                    1.50%              1.50%
      Balanced Fund                            1.00%              1.00%
      International Growth Fund                1.85%              1.50%
      Developing Markets Growth Fund           2.00%              2.00%
      Regional Growth Fund                     1.25%              1.00%
      Science and Technology Growth Fund       1.50%              1.25%

SIA is obligated to pay all of the Funds' expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions and other transaction charges relating to investing activities).

For the period November 1, 1996 through December 31, 2000 the Adviser has agreed to limit the management fee (and, thereby, all Fund expenses, except those not payable by the Fund as set forth above) of the Mid Cap Growth Fund to 1.00% of the Fund's average daily net assets. For the period January 1, 1994 through December 31, 2000, the Adviser has agreed to limit the management fee (and, thereby, all Fund expenses, except those not payable by the Fund as set forth above) of the International Growth Fund to 1.50% of the Fund's average daily net assets. For the period January 1, 1998 through December 31, 2000 the Adviser has agreed to limit the management fee (and, thereby, all fund expenses, except those not payable by the Fund as set forth above) of the Regional Growth and Science and Technology Growth Fund to 1.00% and 1.25%, respectively, of the Fund's average daily net assets. After December 31, 2000, these voluntary fee waivers may be discontinued by the Adviser in its sole discretion. During the period ended December 31, 1999, for the Mid Cap Growth, International Growth, Regional Growth, and Science and Technology Growth Funds, SIA voluntarily absorbed an additional $517,751, $186,879, $9,228 and $22,037, respectively, in expenses that were otherwise payable by the Funds.

As of December 31, 1999, the Large Cap Growth Fund, International Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Regional Growth Fund, Science and Technology Growth Fund, Developing Markets Growth Fund, and Balanced Fund had invested $4,239,000, $7,427,000, $10,547,000, $4,719,000, $147,000, $612,000,
$1,137,000, and $544,000, respectively, in the Sit Money Market Fund. The terms of such transactions were identical to those of non-related entities except that, to avoid duplicate investment advisory fees, SIA remits to each Fund an amount equal to all fees otherwise due to them under their investment management agreement for the assets invested in the Sit Money Market Fund.

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


INVESTMENT SUB-ADVISER

SIA has entered into a sub-advisory arrangement with an affiliated international investment adviser, Sit/Kim International Investment Associates, Inc. ("SKI"). SKI provides investment research information and portfolio management service for the Developing Markets Growth Fund and International Growth Fund. Generally, as compensation for its services under the sub-advisory agreement, SIA pays SKI a monthly fee of 1/12 of .75% on the first $100 million of each Fund's average daily net assets, 1/12 of .50% on the next $100 million of average daily net assets and 1/12 of .40% of average daily net assets in excess of $200 million. SKI has agreed to waive any fees under the agreement to the extent that cumulative out of pocket expenses of each Fund borne by SIA exceed the cumulative fees received by SIA pursuant to each Fund's investment management agreement. In accordance with the Agreement, fees of $724,675 were paid or payable to SKI for the year ended December 31, 1999.

TRANSACTIONS WITH AFFILIATES

The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of December 31, 1999:

                                                                % SHARES
                                                  SHARES       OUTSTANDING
                                                  ------       -----------

      Large Cap Growth Fund                       481,547         17.97
      Mid Cap Growth Fund                       4,483,527         18.18
      Small Cap Growth Fund                     1,025,761         33.52
      Balanced Fund                               149,303         19.29
      International Growth Fund                 1,435,386         27.62
      Developing Markets Growth Fund              198,053         19.19
      Regional Growth Fund                        114,042         20.52
      Science and Technology Growth Fund          237,407         23.40

SIT BALANCED FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


NOTE 4 - FINANCIAL HIGHLIGHTS

Per share data for a share of capital stock outstanding during the period and selected supplemental and ratio information for each period(s), are indicated in the following highlights for each Fund.

                                                         Six Months
                                                           Ended
                                                        December 31,                        Years Ended June 30,
                                                            1999       ------------------------------------------------------------
                                                        (Unaudited)       1999         1998         1997         1996        1995
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                   $ 17.38       $ 16.68      $ 14.93      $ 12.57      $ 10.99     $  9.48
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income                                    0.18           .32          .34          .33          .30         .28
    Net realized and unrealized gains
       (losses) on investments                               2.21          1.45         2.99         2.42         1.57        1.50
-----------------------------------------------------------------------------------------------------------------------------------
Total from operations                                        2.39          1.77         3.33         2.75         1.87        1.78
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                               (.28)         (.31)        (.35)        (.32)        (.29)       (.27)
    From realized gains                                      (.74)         (.76)       (1.23)        (.07)          --          --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (1.02)        (1.07)       (1.58)        (.39)        (.29)       (.27)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                         $ 18.75       $ 17.38      $ 16.68      $ 14.93      $ 12.57     $ 10.99
-----------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                 14.11%        11.25%       23.95%       22.42%       17.26%      19.16%
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)               $14,512       $12,112      $ 7,422      $ 5,103      $ 4,062     $ 2,444

RATIOS:
    Expenses to average daily net assets                     1.00%(2)      1.00%        1.00%        1.00%        1.00%       1.00%
    Net investment income to average daily net assets        2.10%(2)      2.01%        2.20%        2.48%        2.61%       2.97%
Portfolio turnover rate (excluding short-term securities)   45.94%        89.37%       62.62%       38.16%      101.37%      50.61%

-----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)  Percentages are adjusted to an annual rate.

SIT LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                             Six Months
                                                               Ended
                                                            December 31,                     Years Ended June 30,
                                                                1999      ----------------------------------------------------------
                                                            (Unaudited)      1999        1998       1997        1996       1995
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                      $  52.84     $  49.34    $  40.39   $  32.75    $  28.38   $  23.89
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income                                        (.08)        (.04)        .02        .07         .04        .11
    Net realized and unrealized gains
       (losses) on investments                                  11.85         6.96       13.17      10.02        6.61       5.88
------------------------------------------------------------------------------------------------------------------------------------
Total from operations                                           11.77         6.92       13.19      10.09        6.65       5.99
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                    .00         (.01)       (.07)      (.03)       (.04)      (.09)
    From realized gains                                         (3.41)       (3.41)      (4.17)     (2.42)      (2.24)     (1.41)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                             (3.41)       (3.42)      (4.24)     (2.45)      (2.28)     (1.50)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                            $  61.20     $  52.84    $  49.34   $  40.39    $  32.75   $  28.38

------------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                     22.81%       15.10%      35.33%     32.36%      24.48%     26.33%
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                  $164,033     $140,258    $117,496   $ 72,226    $ 53,017   $ 45,211

RATIOS:
    Expenses to average daily net assets                         1.00% (3)    1.00%       1.00%      1.00%(2)    1.00%(2)   1.00%(2)
    Net investment income (loss) to average daily net assets    (0.28%)(3)   (0.09%)      0.06%      0.20%(2)    0.14%(2)   0.42%(2)
Portfolio turnover rate (excluding short-term securities)       31.82%       70.51%      43.61%     32.23%      49.99%     67.14%


-----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) During the years ended June 30, 1997, 1996, and 1995, the investment adviser voluntarily absorbed $50,548, $110,099, and $132,305, respectively, in expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.08%, 1.23%, and 1.35% for the years ended June 30, 1997, 1996, and 1995, respectively, and the ratio of net investment income(loss) to average daily net assets would have been 0.11%, (.09%), and 0.07%, respectively.

(3)  Percentages are adjusted to an annual rate.

SIT REGIONAL GROWTH FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                            Six Months
                                                              Ended                     Six Months
                                                           December 31,   Year Ended       Ended
                                                               1999        June 30,      June 30,
                                                           (Unaudited)       1999          1998
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                      $13.17         $11.26         $10.00
-----------------------------------------------------------------------------------------------------
Operations:
    Net investment income                                      (.01)          (.01)           .02
    Net realized and unrealized gains
       on investments                                          1.03           1.94           1.24
-----------------------------------------------------------------------------------------------------
Total from operations                                          1.02           1.93           1.26
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                   --           (.02)            --
    From realized gains                                          --             --             --
-----------------------------------------------------------------------------------------------------
Total distributions                                             .00           (.02)           .00
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                            $14.19         $13.17         $11.26
-----------------------------------------------------------------------------------------------------
Total investment return (1)                                    7.74%         17.21%         12.60%
-----------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                  $7,887         $7,524         $4,982

RATIOS:
    Expenses to average daily net assets                       1.00% (2)      1.00% (2)      1.00%(2)
    Net investment income to average net assets               (0.14%)(2)     (0.04%)(2)      0.44%(2)
Portfolio turnover rate (excluding short-term securities)     14.00%         68.71%         19.71%

------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Percentages for periods ended December 31, 1999 and June 30, 1998 are adjusted to an annual rate. Total Fund expenses are contractually limited to 1.25% of average daily net assets. However, during the periods ended December 31, 1999, June 30, 1999 and 1998, the investment adviser voluntarily absorbed $9,228, $14,845 and $3,611, respectively, in expenses that were otherwise payable by the Fund. Had the fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.25% for the periods ended December 31, 1999, June 30, 1999 and 1998, and the ratio of net investment income (loss) to average daily net assets would have been (0.39%), (0.29%) and 0.19%, respectively.

SIT MID CAP GROWTH FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                      Six Months
                                                        Ended
                                                     December 31,                          Years Ended June 30,
                                                         1999       ---------------------------------------------------------------
                                                     (Unaudited)       1999          1998          1997          1996        1995
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                               $  14.54      $  16.49      $  15.43      $  15.58      $  13.00    $  11.08
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income (loss)                          (.05)         (.06)         (.07)         (.03)         (.04)         --
    Net realized and unrealized gains
       (losses) on investments                            7.43           .65          3.15          2.50          4.07        2.96
-----------------------------------------------------------------------------------------------------------------------------------
Total from operations                                     7.38           .59          3.08          2.47          4.03        2.96
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                              --            --            --            --            --          --
    From realized gains                                  (1.23)        (2.54)        (2.02)        (2.62)        (1.45)      (1.04)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                      (1.23)        (2.54)        (2.02)        (2.62)        (1.45)      (1.04)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                     $  20.69      $  14.54      $  16.49      $  15.43      $  15.58    $  13.00
-----------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                              51.87%         6.94%        22.19%        17.23%        33.00%      28.44%
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)           $510,457      $375,343      $404,327      $386,543      $356,317    $327,879

RATIOS:
    Expenses to average daily net assets                  1.00% (2)     1.00% (2)     1.00% (2)     0.92% (2)     0.77%       0.83%
    Net investment income (loss) to average daily
       net assets                                        (0.60%)(2)    (0.46%)(2)    (0.41%)(2)    (0.20%)(2)    (0.23%)      0.02%
Portfolio turnover rate (excluding short-term
   securities)                                           33.93%        68.62%        52.62%        38.66%        50.38%      75.40%

-----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Percentages for the period ended December 31, 1999 are adjusted to an annual rate. Effective November 1, 1996, total Fund expenses are contractually limited to 1.25% of average daily net assets. However, during the period ended December 31, 1999, and the years ended June 30, 1999, 1998 and 1997, the investment adviser voluntarily absorbed $517,751, $865,657, $1,004,074, and $609,840, respectively, in expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.25%, 1.25%, 1.25%, and 1.09% for the period ended December 31, 1999, and the years ended June 30, 1999, 1998 and 1997, respectively, and the ratio of net investment income (loss) to average daily net assets would have been (0.85%), (0.71%), (0.66%) and (0.37%), respectively.

SIT INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                    Six Months
                                                      Ended
                                                   December 31,                         Years Ended June 30,
                                                       1999       -----------------------------------------------------------------
                                                   (Unaudited)       1999          1998         1997         1996         1995
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                             $  18.77      $  19.14      $  18.57     $  16.29     $  15.71     $  14.87
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income (loss)                        (.06)         (.07)          .02          .01          .02          .09
    Net realized and unrealized gains
       on investments                                   9.00           .84          1.25         2.70         1.50         1.06
-----------------------------------------------------------------------------------------------------------------------------------
Total from operations                                   8.94           .77          1.27         2.71         1.52         1.15
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                          (.23)         (.06)         (.03)        (.01)        (.09)        (.04)
    From realized gains                                (1.28)        (1.08)         (.67)        (.42)        (.85)        (.27)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                    (1.51)        (1.14)         (.70)        (.43)        (.94)        (.31)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                   $  26.20      $  18.77      $  19.14     $  18.57     $  16.29     $  15.71
-----------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                            48.20%         4.51%         7.50%       17.04%       10.21%        7.86%
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)         $136,158      $ 94,982      $ 99,721     $ 99,279     $ 88,712     $ 68,125

RATIOS:
    Expenses to average daily net assets                1.50% (2)     1.50% (2)     1.50%(2)     1.50%(2)     1.50%(2)     1.50%(2)
    Net investment income (loss) to average daily
       net assets                                      (0.72%)(2)    (0.37%)(2)     0.12%(2)     0.05%(2)     0.13%(2)     0.62%(2)
Portfolio turnover rate (excluding short-term
   securities)                                         15.86%        45.91%        43.74%       41.59%       38.55%       40.42%

-----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Percentages for the period ended December 31, 1999, are adjusted to an annual rate. Total Fund expenses are contractually limited to 1.85% of average daily net assets. However, during the period ended December 31, 1999, and the years ended June 30, 1999, 1998, 1997, 1996, and 1995, the investment adviser voluntarily absorbed $186,879, $325,038, $338,651, $306,575, $269,556, and $228,795, respectively, in expenses that were otherwise payable by the fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.85% for the period ended December 31, 1999, and the years ended June 30, 1999, 1998, 1997, 1996, and 1995, and the ratio of net investment income (loss) to average daily net assets would have been (1.07%), (0.72%), (0.23%), (0.30%), (0.22%), and 0.27%, respectively.

SIT SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                            Six Months
                                                              Ended
                                                           December 31,                      Years Ended June 30,
                                                               1999       ----------------------------------------------------------
                                                           (Unaudited)       1999        1998        1997        1996        1995
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                     $  18.28      $  20.35    $  18.89    $  19.27    $  13.49    $  10.00
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment loss                                         (.11)         (.18)       (.17)       (.14)       (.11)       (.02)
    Net realized and unrealized gains
       on investments                                          15.44          1.20        2.31         .57        6.03        3.56
------------------------------------------------------------------------------------------------------------------------------------
Total from operations                                          15.33          1.02        2.14         .43        5.92        3.54
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From realized gains                                           --         (3.09)       (.68)       (.81)       (.14)       (.05)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                               --         (3.09)       (.68)       (.81)       (.14)       (.05)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                           $  33.61      $  18.28    $  20.35    $  18.89    $  19.27    $  13.49
------------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                    83.86%         8.77%      11.70%       2.37%      44.13%      35.59%
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                 $102,857      $ 50,335    $ 57,472    $ 58,358    $ 50,846    $ 12,015

RATIOS:
    Expenses to average daily net assets                        1.50% (2)     1.50%       1.50%       1.50%       1.50%       1.50%
    Net investment income (loss) to average daily net assets   (1.08%)(2)    (1.08%)     (0.72%)     (0.81%)     (0.91%)     (0.30%)
Portfolio turnover rate (excluding short-term securities)      26.79%        71.84%      79.54%      58.39%      69.92%      49.39%

------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)  Percentages are adjusted to an annual rate.

SIT SCIENCE AND TECHNOLOGY GROWTH FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                              Six Months
                                                                Ended                          Six Months
                                                             December 31,    Year Ended           Ended
                                                                1999          June 30,           June 30,
                                                             (Unaudited)        1999               1998
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                       $ 15.23          $ 11.77          $ 10.00
------------------------------------------------------------------------------------------------------------
Operations:
    Net investment income                                        (.09)            (.07)            (.01)
    Net realized and unrealized gains
       on investments                                           10.60             3.53             1.78
------------------------------------------------------------------------------------------------------------
Total from operations                                           10.51             3.46             1.77
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                     --               --               --
    From realized gains                                            --               --               --
------------------------------------------------------------------------------------------------------------
Total distributions                                               .00              .00              .00
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                             $ 25.74          $ 15.23          $ 11.77
------------------------------------------------------------------------------------------------------------
Total investment return (1)                                     69.01%           29.40%           17.70%
------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                   $26,108          $14,194          $ 4,858

RATIOS:
    Expenses to average daily net assets                         1.25% (2)        1.25% (2)        1.25% (2)
    Net investment income to average net assets                 (1.00%)(2)       (0.72%)(2)       (0.21%)(2)
Portfolio turnover rate (excluding short-term securities)       19.39%           58.29%           19.37%

------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Percentages for periods ended December 31, 1999 and June 30, 1998 are adjusted to an annual rate. Total Fund expenses are contractually limited to 1.50% of average daily net assets. However, during the periods ended December 31, 1999, June 30, 1999 and 1998, the investment adviser voluntarily absorbed $22,037, $22,008 and $4,655, respectively, in expenses that were otherwise payable by the Fund. Had the fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.50% for the periods ended December 31, 1999, June 30, 1999 and 1998, and the ratio of net investment income (loss) to average daily net assets would have been (1.25%), (0.97%) and (0.46%), respectively.

SIT DEVELOPING MARKETS GROWTH FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                               Six Months
                                                                 Ended
                                                              December 31,                    Years Ended June 30,
                                                                  1999      -------------------------------------------------------
                                                              (Unaudited)     1999        1998        1997       1996       1995
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                        $  9.98      $  9.05     $ 13.04     $ 10.95    $  9.41    $ 10.00
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income (loss)                                    --           --        (.06)        .03         --         --
    Net realized and unrealized gains
       (losses) on investments                                    4.20          .93       (3.92)       2.06       1.55       (.54)
-----------------------------------------------------------------------------------------------------------------------------------
Total from operations                                             4.20          .93       (3.98)       2.09       1.55       (.54)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                      --           --        (.01)         --         --         --
    From realized gains                                             --           --          --          --       (.01)      (.05)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                 --           --        (.01)         --       (.01)      (.05)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                              $ 14.18      $  9.98     $  9.05     $ 13.04    $ 10.95    $  9.41
-----------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                      42.08%       10.28%     (30.52%)     19.09%     16.51%     (5.44%)
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                    $14,635      $11,338     $11,505     $16,789    $ 8,646    $ 4,618

RATIOS:
    Expenses to average daily net assets                          2.00% (2)    2.00%       2.00%       2.00%      2.00%      2.00%
    Net investment income (loss) to average daily net assets     (0.05%)(2)   (0.05%)     (0.52%)      0.32%      0.06%      0.03%
Portfolio turnover rate (excluding short-term securities)        27.56%       98.24%      53.36%      65.88%     46.22%     56.35%

------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)  Percentages are adjusted to an annual rate.

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
RESULTS OF THE SHAREHOLDER MEETING


The annual meeting of the shareholders of the Funds was held on October 26, 1999. Directors elected by the shareholders at the meeting were as follows:
Eugene C. Sit, Peter L. Mitchelson, William E. Frenzel, John E. Hulse, Sidney L. Jones, and Donald W. Phillips for all Funds and Michael C. Brilley for the Sit bond funds only.

The matters voted on by the shareholders of record as of August 25, 1999 and the results of the shareholders' vote at the October 26, 1999 meeting were as follows:

1.    Election of Directors:
                                                       For         Withheld
                                                       ---         --------
      Eugene C. Sit
               Large Cap Growth                  1,584,815           15,449
               Mid Cap Growth                   16,122,299           68,696
               Small Cap Growth                  2,042,807            4,444
               Balanced                            339,896            3,747
               Regional Growth                     405,167            2,690
               Science and Technology Growth       647,082            1,651
               International Growth              2,954,786            7,498
               Developing Markets Growth           714,539            3,496

      William E. Frenzel
               Large Cap Growth                  1,584,815           15,449
               Mid Cap Growth                   16,070,728          120,267
               Small Cap Growth                  2,041,437            5,814
               Balanced                            336,421            7,222
               Regional Growth                     405,006            2,851
               Science and Technology Growth       645,937            2,796
               International Growth              2,945,616            7,668
               Developing Markets Growth           714,539            3,496

      John E. Hulse
               Large Cap Growth                  1,594,548           15,715
               Mid Cap Growth                   16,102,501           88,494
               Small Cap Growth                  2,042,807            4,444
               Balanced                            337,035            6,608
               Regional Growth                     405,005            2,852
               Science and Technology Growth       647,082            1,651
               International Growth              2,954,786            7,498
               Developing Markets Growth           714,480            3,555

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
RESULTS OF THE SHAREHOLDER MEETING (CONTINUED)


                                                       For         Withheld
                                                       ---         --------
      Sidney L. Jones
               Large Cap Growth                  1,585,006           15,257
               Mid Cap Growth                   16,108,198           82,797
               Small Cap Growth                  2,041,677            5,574
               Balanced                            336,421            7,222
               Regional Growth                     405,005            2,852
               Science and Technology Growth       645,777            2,956
               International Growth              2,954,687            7,597
               Developing Markets Growth           714,480            3,555

      Peter L. Mitchelson
               Large Cap Growth                  1,584,816           15,447
               Mid Cap Growth                   16,122,152           68,843
               Small Cap Growth                  2,042,807            4,444
               Balanced                            337,035            6,608
               Regional Growth                     405,167            2,690
               Science and Technology Growth       645,912            2,821
               International Growth              2,954,616            7,668
               Developing Markets Growth           714,480            3,555

      Donald W. Phillips
               Large Cap Growth                  1,583,241           17,022
               Mid Cap Growth                   16,121,796           69,199
               Small Cap Growth                  2,041,885            5,366
               Balanced                            337,035            6,608
               Regional Growth                     404,844            3,013
               Science and Technology Growth       645,912            2,821
               International Growth              2,954,786            7,498
               Developing Markets Growth           714,480            3,555


2.    Ratification of KPMG LLP as independent auditors for the Funds:

                                      For            Against       Abstain
                                      ---            -------       -------
      Large Cap Growth                1,588,906        5,945         5,411
      Mid Cap Growth                  16,106,855      24,083        60,057
      Small Cap Growth                2,030,257       10,686         6,308
      Balanced                        339,368            926         3,349
      Regional Growth                 402,908          1,686         3,263
      Science and Technology Growth   644,922          1,025         2,786
      International Growth            2,942,545       12,657         7,092
      Developing Markets Growth       706,257         11,078           700

[LOGO]


Directors:
                  Eugene C. Sit, CFA
                  Peter L. Mitchelson, CFA
                  William E. Frenzel
                  John E. Hulse
                  Sidney L. Jones
                  Donald W. Phillips


Director Emeritus:
                  Melvin C. Bahle

Officers:
                  Eugene C. Sit, CFA               Chairman
                  Peter L. Mitchelson, CFA         Vice Chairman
                  Mary K. Stern, CFA               President
                  Roger J. Sit                     Executive Vice President
                  Erik S. Anderson, CFA            Vice President - Investments
                  Ronald D. Sit, CFA               Vice President - Investments
                  Bryce A. Doty, CFA (1)           Vice President - Investments
                  Robert W. Sit (2)                Vice President - Investments
                  John T. Groton, Jr., CFA (3)     Vice President - Investments
                  Paul E. Rasmussen                Vice President & Treasurer
                  Michael P. Eckert                Vice President
                  Michael J. Radmer                Secretary
                  Debra A. Sit, CFA                Assistant Treasurer
                  Carla J. Rose                    Assistant Secretary


(1)  Sit Balanced Fund only.
(2)  Sit Science and Technology Growth Fund only.
(3)  Sit Regional Growth Fund only.

SEMI-ANNUAL REPORT STOCK FUNDS

SIX MONTHS ENDED DECEMBER 31, 1999


INVESTMENT ADVISER                        AUDITORS

SIT INVESTMENT ASSOCIATES, INC.           KPMG LLP
4600 NORWEST CENTER                       4200 NORWEST CENTER
MINNEAPOLIS, MN 55402                     MINNEAPOLIS, MN 55402
612-334-5888 (METRO AREA)
800-332-5580
                                          LEGAL COUNSEL

DISTRIBUTOR                               DORSEY & WHITNEY LLP
                                          220 SOUTH SIXTH STREET
SIA SECURITIES CORP.                      MINNEAPOLIS, MN 55402
4600 NORWEST CENTER
MINNEAPOLIS, MN 55402
612-334-5888 (METRO AREA)                 INVESTMENT SUB-ADVISER
800-332-5580
                                          (DEVELOPING MARKETS GROWTH FUND AND
                                          INTERNATIONAL GROWTH FUND)
CUSTODIAN                                 SIT/KIM INTERNATIONAL INVESTMENT
                                            ASSOCIATES, INC.
THE NORTHERN TRUST COMPANY                4600 NORWEST CENTER
50 SOUTH LASALLE STREET                   MINNEAPOLIS, MN 55402
CHICAGO, IL 60675                         612-334-5888 (METRO AREA)
                                          800-332-5580

TRANSFER AGENT AND
DISBURSING AGENT

FIRST DATA INVESTOR SERVICES
P.O. BOX 5166
WESTBORO, MA 01581-5166



                                     [LOGO]
                                SIT MUTUAL FUNDS
                                ----------------
                          THE INVESTMENT IS MUTUAL(SM)

                                     PART C

                         SIT LARGE CAP GROWTH FUND, INC.

                                OTHER INFORMATION

ITEM 15.  INDEMNIFICATION.

         Incorporated by reference to Post-Effective Amendment No. 23 to the Registrant's Registration Statement on Form N-1A, File No. 2-75152.

ITEM 16.  EXHIBITS.

         1        Articles of Incorporation (1)

         2        Bylaws (1)

         3        Not Applicable

         4 Agreement and Plan of Reorganization is attached as Exhibit A to the Prospectus/Proxy Statement included in Part A of this Registration Statement on Form N-14.

         5        See 1 and 2 above.

         6        Investment Advisory Agreement (1)

         7        Underwriting and Distribution Agreement (2)

         8        Not Applicable

         9        Custodian Agreement (3)

         10       Not Applicable

         11 Opinion and Consent of Dorsey & Whitney LLP with respect to the legality of the securities being registered *

         12 Opinion and Consent of Dorsey & Whitney LLP with respect to tax matters **

         13       Not Applicable

         14       Consent of KPMG LLP *

         15       Not Applicable

         16       Power of Attorney *

         17       Form of Proxy Card*

------------------------

*        Filed herewith.

**       To be filed by post-effective amendment.

(1) Incorporated by reference to Post-Effective Amendment No. 20 to the Registrant's Registration Statement on Form N-1A, File No. 2-75152.

(2) Incorporated by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement on Form N-1A, File No. 2-75152.

(3) Incorporated by reference to Post-Effective Amendment No. 23 to the Registrant's Registration Statement on Form N-1A, File No. 2-75152.

ITEM 17.  UNDERTAKINGS.

         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post- effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

         (3) The undersigned Registrant undertakes to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the proposed reorganization within a reasonable time after the receipt of such opinion.

                                   SIGNATURES

         As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Minneapolis, State of Minnesota, on the 10th day of April, 2000.

                                  SIT LARGE CAP GROWTH FUND, INC.



                                  By:             /s/ Eugene C. Sit
                                       ----------------------------
                                         Eugene C. Sit, Chairman

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

        SIGNATURE                     TITLE                      DATE
        ---------                     -----                      ----


/s/ Eugene C. Sit             Chairman (principal            April 10, 2000
----------------------------  executive officer)
Eugene C. Sit

/s/ Paul E. Rasmussen         Treasurer (principal           April 10, 2000
----------------------------  financial and accounting
Paul E. Rasmussen             officer)


Peter L. Mitchelson*          Director

William E. Frenzel*           Director

John E. Hulse*                Director

Sidney L. Jones*              Director

Donald W. Phillips*           Director


* By /s/ Paul E. Rasmussen                                   April 10, 2000
     -----------------------
       Paul E. Rasmussen
       Attorney-in-Fact